As filed with the Securities and Exchange Commission on July 16, 2026

Securities Act File No. 333-[   ]

Investment Company Act File No. 811-24202

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No.

Post-Effective Amendment No.

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No.

ELDRIDGE DYNAMIC INCOME FUND

(Exact name of Registrant as specified in Charter)

767 Fifth Avenue, Floor 17

New York, New York 10153

(Address of principal executive offices)

(212) 895-2000

(Registrant’s telephone number)

Jeffrey Carter Iverson

767 Fifth Avenue, Floor 17

New York, New York 10153

(Name and address of agent for service)

Copy to:

Rajib Chanda

Neesa Patel Sood

Matthew C. Micklavzina

Simpson Thacher & Bartlett LLP

900 G Street, N.W.

Washington, DC 20001

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c), or as follows:

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934).

☐	If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Preliminary Prospectus

Subject to Completion, dated July 16, 2026

ELDRIDGE DYNAMIC INCOME FUND

Class S Shares

Class D Shares

Class I Shares

Eldridge Dynamic Income Fund (the “Fund”) is a newly organized Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company with limited operating history. The Fund operates as an “interval fund.” Eldridge Structured Credit Advisers, LLC serves as the Fund’s investment adviser (the “Adviser”) and is responsible for making investment decisions for the Fund’s portfolio.

The Fund’s investment objective is to seek to generate attractive risk-adjusted total returns primarily through current income by investing across a range of credit strategies. To execute this objective, the Adviser intends to construct a broad portfolio of credit assets that the Adviser believes are high-quality with the potential to generate strong risk-adjusted returns across market cycles, applying a dynamic, relative value orientation across origination, underwriting and portfolio management that allows the Fund to pursue attractive investments as they emerge and actively manage them with the goal of maximizing value and income for investors. In pursuing its investment objective, the Fund intends to invest a substantial portion of its portfolio in asset-based credit (including equipment-related leases and loans) as well as illiquid credit (loans, bonds, and other credit instruments), liquid credit (including but not limited to broadly syndicated loans and high-yield bonds), structured credit (including collateralized loan obligation (“CLO”) liabilities), and equity-related securities (including equity securities added to debt instruments to make them more desirable, such as warrants) and/or preferred equity, convertible bonds and common equity through direct investments, investment vehicles or joint ventures (collectively, “credit investments”). The allocation among those types of investments and other investments may vary from time to time.

To manage the liquidity of its investment portfolio, the Fund also invests a portion of its assets in liquid assets, including, but not limited to, a portfolio of short-term debt securities, affiliated and unaffiliated money market securities, mutual funds and/or exchange-traded funds (“ETFs”), cash and/or cash equivalents.

This prospectus (the “Prospectus”) applies to the offering on a continuous basis of three separate classes of shares of beneficial interest in the Fund (“Shares”) designated as Class S, Class D and Class I. The share classes have different ongoing shareholder servicing and/or distribution fees. The purchase price per share for each class of Shares equals the Fund’s daily net asset value (“NAV”) per share. No person who is admitted as a shareholder of the Fund (a “Shareholder”) will have the right to require the Fund to redeem their Shares.

	Per Class S Share	Per Class D Share	Per Class I Share	Total
Public Offering Price(1)	Current NAV	Current NAV	Current NAV	Amount invested at NAV
Sales Load(2)	None	None	None
Proceeds to the Fund	Current NAV	Current NAV	Current NAV	Amount invested at NAV

(continued on inside of front cover)

The date of this Prospectus is [   ]

(1)	Ultimus Fund Distributors, LLC (the “Distributor”) acts as the principal underwriter of Shares on a reasonable efforts basis, subject to various conditions. The Distributor is not obligated to sell any specific number of shares, nor have arrangements been made to place shareholders’ funds in escrow, trust, or similar arrangement. Class S Shares, Class D Shares and Class I Shares are continuously offered on a daily basis at a price per share equal to the NAV per share for such class. The NAV of each class within the Fund varies, primarily because each class has different class-specific expenses such as distribution and service fees. Generally, the stated minimum investment by an investor in the Fund is $2,500 with respect to Class S Shares and Class D Shares and, except as otherwise noted, $1,000,000 with respect to Class I Shares. [Specific to registered investment advisers and other eligible financial intermediary fee-based accounts, the minimum initial investment for Class I Shares is $[ ]. The stated minimum investment for Class I Shares may be reduced for certain investors as described under “Purchasing Shares.”] The minimum additional investment in the Fund is $[ ], except for additional purchases pursuant to the dividend reinvestment plan. The Fund may, in its sole discretion, accept investments below these minimums. Investors subscribing through a given broker/dealer or registered investment adviser may have shares aggregated to meet these minimums, so long as initial investments are not less than $[ ] and incremental contributions are not less than $[ ]. Financial intermediaries may impose higher minimums.
(2)	No upfront sales load will be paid with respect to Class S Shares, Class D Shares or Class I Shares. However, if an investor buys Class S Shares or Class D Shares through certain financial intermediaries, they may directly charge the investor transaction fees or other fees, including upfront placement fees or brokerage commissions, in such amounts as they may determine, provided that the financial intermediary limits such fees to a [ ]% cap on NAV for Class S Shares and a [ ]% cap on NAV for Class D Shares. Financial intermediaries will not charge such fees on Class I Shares.

The Fund intends to submit an application to the Securities and Exchange Commission (the “SEC”) for an exemptive order to permit the Fund to offer multiple classes of shares. The Fund will offer three separate classes of Shares designated as Class S, Class D and Class I. Until an exemptive order is granted, the Fund will only offer Class I Shares and will not issue Class S Shares or Class D Shares. Each class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future.

Interval Fund/Repurchase Offers. The Fund is a closed-end interval fund. The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, effective as of the effective date of this registration statement, which cannot be changed without shareholder approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of its Shares at NAV on a quarterly basis. Although the policy permits repurchases of between 5% and 25% of the Fund’s outstanding Shares, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares (in the aggregate across all share classes) at NAV (either by number of shares or aggregate NAV) subject to the approval of the Fund’s Board of Trustees (the “Board”). The Adviser currently expects to recommend to the Board that the Fund conduct its first repurchase offer following the later of the second full quarter after (i) the date the Fund first accepts third party capital or (ii) the effective date of the Fund’s registration statement (or such earlier or later date as the Board may determine).

The date on which the repurchase price for Shares is determined shall occur no later than the 14th day after the “Repurchase Request Deadline” (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer), or the next business day, if the 14th day is not a business day. The date by which Shareholders wishing to tender Shares for repurchase must respond to the repurchase offer will be no more than seven days before the Repurchase Pricing Date (defined herein). See “Repurchase of Shares.”

An investment in the Fund is speculative with a substantial risk of loss. The Fund and the Adviser do not guarantee any level of return or risk on investments and there can be no assurance that the Fund’s investment objective will be achieved. You should carefully consider these risks together with all of the other information contained in this Prospectus before making a decision to invest in the Fund.

●	The Fund has limited operating history.

●	Shares are not listed on any securities exchange, and it is not anticipated that a secondary market for Shares will develop. Shares are subject to limitations on transferability, and liquidity will be provided only through limited repurchase offers. Although the Fund will offer to repurchase Shares on a quarterly basis of between 5% and 25% of the Fund’s Shares, Shares will not be redeemable at an investor’s option. As a result, an investor may not be able to sell or otherwise liquidate their Shares.

●	The Fund has elected to operate as an “interval fund” and will make periodic repurchase offers, but only a limited number of Shares will be eligible for repurchase in each periodic repurchase offer. The need to fund repurchase obligations may affect the Fund’s ability to be fully invested or force the Fund to maintain a higher percentage of assets in liquid investments, which may harm the Fund’s investment performance.

●	An investment in the Fund may not be suitable for investors who may need the money they invested in a specified timeframe.

●	Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Fund’s agreement and declaration of trust.

●	The amount of distributions that the Fund may pay, if any, is uncertain.

●	The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as the sale of assets, borrowings, return of capital, offering proceeds or from temporary waivers or expense reimbursements borne by the Adviser or its affiliates that may be subject to reimbursement to the Adviser or its affiliates.

You should rely only on the information contained in this Prospectus and the Fund’s Statement of Additional Information. The Fund has not authorized anyone to provide you with different information. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date shown below. Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

You should read this Prospectus, which concisely sets forth information about the Fund, before deciding whether to invest in the Shares and retain it for future reference. A Statement of Additional Information (the “SAI”), dated [   ], containing additional information about the Fund, has been filed with the SEC and, as amended from time to time, is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the SAI, as well as free copies of the Fund’s Annual and Semi-Annual Reports to Shareholders (“Shareholder Reports”), when available, and other information about the Fund by calling [________], by writing to the Fund c/o Ultimus Fund Solutions, LLC at P.O. Box 46707, Cincinnati, OH 45246 (regular mail), or 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 (overnight mail) or by visiting www.[   ].com. You can get the same information for free from the SEC’s website, https://www.sec.gov, which contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.

You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, a security in any jurisdiction or to any person to whom it is unlawful to make such an offer or solicitation in that jurisdiction.

The Fund’s Shares do not represent a deposit or an obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The Distributor acts as principal underwriter for the Fund’s Shares and serves in that capacity on a reasonable efforts basis, subject to various conditions. The principal business address of the Distributor is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

i

SUMMARY OF OFFERING TERMS

The following information is only a summary and does not contain all of the information that you should consider before investing in Eldridge Dynamic Income Fund (the “Fund”). You should carefully read the more detailed information appearing elsewhere in this Prospectus, the Statement of Additional Information and the agreement and declaration of trust of the Fund (the “Declaration of Trust”).

The Fund

The Fund is a newly organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company with limited operating history. The Fund operates as an “interval fund.”

The business operations of the Fund are managed and supervised under the direction of the Fund’s Board of Trustees (the “Board”), subject to the laws of the State of Delaware and the Fund’s Declaration of Trust. The Board is comprised of four trustees (“Trustees”), three of whom are not “interested persons” (as defined in the 1940 Act) of the Fund (“Independent Trustees”). The Board is responsible for overseeing the overall management of the Fund, including supervision of the duties performed by the Adviser.

The Investment Adviser	Eldridge Structured Credit Advisers, LLC, an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), serves as the Fund’s investment adviser (the “Adviser”).

Investment Objective and Strategy

The Fund’s investment objective is to seek to generate attractive risk-adjusted total returns primarily through current income by investing across a range of credit strategies. To execute this objective, the Adviser intends to construct a broad portfolio of credit assets that the Adviser believes are high-quality with the potential to generate strong risk-adjusted returns across market cycles, applying a dynamic, relative value orientation across origination, underwriting and portfolio management that allows the Fund to pursue attractive investments as they emerge and actively manage them with the goal of maximizing value and income for investors.

In pursuing its investment objective, the Fund intends to invest a substantial portion of its portfolio in asset-based credit (including equipment-related leases and loans) as well as illiquid credit (loans, bonds, and other credit instruments), liquid credit (including but not limited to broadly syndicated loans and high-yield bonds), structured credit (including collateralized loan obligation (“CLO”) liabilities), and equity-related securities (including equity securities added to debt instruments to make them more desirable, such as warrants) and/or preferred equity, convertible bonds and common equity through direct investments, investment vehicles or joint ventures (collectively, “credit investments”). The allocation among those types of investments and other investments may vary from time to time.

The Fund seeks to deliver attractive risk-adjusted returns through a disciplined, broad approach to credit investing, built to be durable across market cycles. The Fund will target a broad range of both private and liquid credit opportunities, including a substantial allocation to asset-based credit. The Fund employs a flexible approach to originating, underwriting and managing credit dynamically across asset-based corporate, liquid, and structured credit. The Fund seeks to allocate capital as relative value emerges through market cycles, applying a consistent underwriting and risk framework. The Fund will seek to leverage the combined expertise and resources of the credit origination platforms of Eldridge Capital Management, LLC (together with its affiliates as the context so requires, “ECM”), which operate as a unified organization (the “Eldridge Diversified Credit Group”). The Adviser believes ECM’s flexible mandate and integrated investment platforms—spanning asset-based credit, corporate credit, and structured credit—enable the Fund to originate asset-based and other privately originated credit exposures that are difficult to source and generally not available through traditional or more liquid investment products. In addition, the Adviser believes Eldridge Industries’ experience in building and investing in leading companies and brands provides the Adviser access to a unique origination ecosystem. The Eldridge Diversified Credit Group, which the Fund will leverage and is integrated into, consists of 55+ investment and research professionals and 45+ investment support professionals with experience investing across the credit landscape which the Adviser believes provides it a clear edge in these markets.

The Fund will invest in non-investment grade securities, such as those that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated (commonly referred to as “high yield” or “junk bonds”).

The Fund may have exposure to companies and funds that are organized or headquartered or have substantial sales or operations outside of the United States, its territories, and possessions, including emerging market countries.

The Fund intends to establish one or more credit lines to borrow money for a range of purposes, including to provide liquidity for capital calls by certain investments, to satisfy repurchase requests, to manage timing issues in connection with the inflows of additional capital and the acquisition of Fund investments and to otherwise satisfy Fund obligations. There is no assurance, however, that the Fund will be able to enter into a credit line or that it will be able to timely repay any borrowings under such credit line, which may result in the Fund incurring leverage on its portfolio investments from time to time. The Fund is permitted to borrow money or issue debt securities in an amount up to 33 1/3% of its total assets in accordance with the 1940 Act. The Board may modify the borrowing policies of the Fund, including the purposes for which borrowings may be made, and the length of time that the Fund may hold portfolio securities purchased with borrowed money. The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the shareholders of the Fund (“Shareholders”) and the terms of any borrowings may contain provisions that limit certain activities of the Fund. The Fund also may borrow money from banks or other lenders for temporary purposes.

On May 22, 2026, a Subsidiary (as defined below) of the Fund entered into an unsecured revolving loan agreement with Security Benefit Life Insurance Company (the “Revolving Loan”), permitting the Subsidiary to borrow up to $30 million at any one time outstanding under the Revolving Loan. As of May 22, 2026, the Subsidiary had $30 million outstanding under the Revolving Loan.

To manage the liquidity of its investment portfolio, the Fund also invests a portion of its assets in liquid assets, including, but not limited to, a portfolio of short-term debt securities, affiliated and unaffiliated money market securities, affiliated and unaffiliated mutual funds and/or exchange-traded funds (“ETFs”), cash and/or cash equivalents (collectively, “Liquid Assets”) as further described below in “Types of Portfolio Investments – Liquid Assets”. To enhance the Fund’s liquidity, particularly in times of possible net outflows through the repurchase of Shares by periodic repurchase offers to Shareholders, the Fund may sell certain of its assets. The Fund seeks to hold an amount of Liquid Assets and other liquid investments consistent with prudent liquidity management. For temporary defensive purposes, liquidity management or in connection with implementing changes in the asset allocation, the Fund may hold a substantially higher amount of Liquid Assets.

The Fund may, but is not required to, utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also seek to obtain market exposure to the securities in which it invests by entering into a series of purchase and sale contracts. The Fund may use derivative instruments for other purposes, including to seek to increase liquidity, provide efficient portfolio management, broaden investment opportunities (including taking short or negative positions), implement a tax or cash management strategy, gain exposure to a particular security or segment of the market, modify the effective duration of the Fund’s portfolio investments and/or enhance total return.

The Fund will make investments directly or indirectly and has formed and may form subsidiaries in the future in order to pursue its investment objective and strategies in a potentially tax-efficient manner or for the purpose of facilitating its use of permitted borrowings (each, a “Subsidiary” and collectively, the “Subsidiaries”). Except as otherwise provided, references to the Fund’s investments also will refer to any Subsidiary’s investments. In determining which investments should be bought and sold for a Subsidiary, the Adviser will treat the assets of the Subsidiary as if the assets were held directly by the Fund. The financial statements of each Subsidiary will be consolidated with those of the Fund.

The Fund’s asset allocation and amount of credit investments may be based, in part, on anticipated future capital calls and distributions from such investments. This may result in the Fund making commitments to credit investments in an aggregate amount that exceeds the total amounts invested by Shareholders in the Fund at the time of such commitment (i.e., to “over-commit”). To the extent that the Fund engages in an “over-commitment” strategy, the risk associated with the Fund defaulting on a commitment to such investment will increase.

There can be no assurance that the Fund’s investment objective will be achieved or that the Fund’s investment program will be successful. The Fund is not intended as, and investors should not construe it to be, a complete investment program. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund.

Initial Capitalization	Prior to the public offering of the Shares, an affiliate of the Adviser contributed $100 million of illiquid credit investments, and certain other unaffiliated investors may purchase Shares of the Fund prior to the public offering pursuant to private placements exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) (together, the “Initial Capitalization”). Following the Initial Capitalization, such investors will own 100% of the outstanding Class I Shares. The Fund has invested and will continue to invest the proceeds from the Initial Capitalization in a portfolio of illiquid credit investments in accordance with the Fund’s investment objective and guidelines as described in this Prospectus. A list of investments contributed in the Initial Capitalization as of the date of this Prospectus is provided in Appendix A.

Principal Risk Factors

The following are certain principal risk factors that relate to the operations and terms of the Fund. These considerations, which do not purport to be a complete description of any of the particular risks referred to or a complete list of all risks involved in an investment in the Fund, should be carefully evaluated before determining whether to invest in the Fund. The Fund’s investment program is speculative and entails substantial risks. The following risks may be directly applicable to the Fund or may be indirectly applicable through the Fund’s credit investments. In considering participation in the Fund, prospective investors should be aware of certain principal risk factors, including the following:

The Fund is subject to substantial risks — including market risks and strategy risks. The Fund is also subject to the risks associated with the investment strategies employed by the Adviser, which may include credit risks, prepayment risks, valuation risks, and interest rate risks. An investment in the Fund should only be made by investors who understand the risks involved and who are able to withstand the loss of the entire amount invested. Some of the more significant risks relating to an investment in the Fund include those listed below. A discussion of the risks associated with an investment in the Fund can be found under “Risks.”

	●	There is no assurance that the Fund will achieve its investment objectives.

	●	A Shareholder should not expect to be able to sell all or most of their Shares regardless of how the Fund performs.

	●	A Shareholder should consider that they may not have access to the money they invest for an extended period of time.

	●	The Fund does not intend to list its Shares on any securities exchange, and the Fund does not expect a secondary market in its Shares to develop in the absence of any listing.

	●	Because a Shareholder may be unable to sell their Shares, a Shareholder will be unable to reduce their exposure in any market downturn.

	●	The Fund has elected to operate as an “interval fund” and will make periodic repurchase offers, but only a limited number of Shares will be eligible for repurchase, and repurchase offers and the need to fund repurchase obligations may affect the Fund’s ability to be fully invested or force the Fund to maintain a higher percentage of assets in liquid investments, which may harm the Fund’s investment performance.

	●	An investment in the Fund is suitable only for investors who can bear the risks associated with limited liquidity. See “Repurchase of Shares” and “Transfers & Liquidity.”

	●	Investors will bear substantial fees and expenses in connection with their investment. See “Summary of Fund Fees and Expenses.”

	●	The Fund is subject to special risks associated with investments in credit strategies. Performing corporate credit, structured credit and private credit strategies are subject to a high degree of risk, and investments within such strategies may be adversely affected by credit changes, interest rate fluctuations, the financial condition of the U.S. and global corporate market, tax, legislative, regulatory, political or government changes and the financial conditions of issuers, which may pose significant credit risks (i.e., the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the associated total return) that result in issuer default.

●	The Fund is subject to special risks associated with investments in its structured credit strategy, which involves the pooling of debt obligations and investments in structured products. Holders of such obligations and structured products bear numerous risks including but not limited to risks of the underlying investments, index or reference obligation risk, and counterparty risk.

●	The Fund is subject to special risks associated with investments in joint ventures, including risks similar to those associated with a direct investment in a Portfolio Company (as defined herein).

●	There may also be certain conflicts of interest relevant to the management of the Fund, arising out of, among other things, activities of the Adviser, its affiliates and their respective employees with respect to the management of accounts for other clients.

●	The Fund cannot guarantee that it will make distributions. If the Fund does make distributions, it may fund such distributions from sources other than net investment income, including the sale of assets, borrowings, return of capital or offering proceeds. Although the Fund generally expects to fund distributions from net investment income, the Fund has not established limits on the amounts the Fund may pay from other such sources. A return of capital is not paid from tax earnings or profits and will have the effect of reducing the tax basis of a Shareholder’s Shares, such that when a Shareholder sells their Shares, the sale may be subject to tax even if the Shares are sold for less than the original purchase price.

●	Distributions funded by a return of capital can reduce the amount of capital available to the Fund for investment, potentially impacting the Fund’s ability to achieve its investment objectives.

●	Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Adviser or its affiliates, that may be subject to reimbursement to the Adviser or its affiliates. The repayment of any amounts owed to the Adviser or its affiliates may reduce future distributions to which Shareholders would otherwise be entitled.

●	The Fund may utilize leverage to the maximum extent permitted by the 1940 Act or other law for investment and other general corporate purposes, which will magnify the potential for loss on amounts invested in the Fund. See “Leverage” and “Risks—Leverage Risk.”

●	The use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments.

●	The Fund will invest in non-investment grade securities, such as those that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Such non-investment-grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the given issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value.

	●	The Fund is classified as a “non-diversified” investment company for purposes of the 1940 Act, which means it is not subject to percentage limitations under the 1940 Act on assets that may be invested in the securities of any one issuer. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund, like the Fund, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Fund.

Distributor

Ultimus Fund Distributors, LLC, acts as distributor for the Shares (the “Distributor”) and serves in that capacity on a reasonable efforts basis, subject to various conditions.

The Distributor may retain additional selling agents or other financial intermediaries to place Shares in the Fund. Such selling agents or other financial intermediaries may impose terms and conditions on Shareholder accounts and investments in the Fund that are in addition to the terms and conditions set forth in this Prospectus. No upfront sales load will be paid with respect to Class S Shares, Class D Shares or Class I Shares; however, if a Shareholder buys Class S Shares or Class D Shares through certain financial intermediaries, they may directly charge Shareholders transaction or other fees in such amount as they may determine. Financial intermediaries will not charge such fees on Class I Shares. Investors should consult their financial intermediary for additional information.

Share Classes; Minimum Investments; Exchanging Shares

The Fund intends to apply for an exemptive order from the SEC that permits the Fund to offer multiple classes of shares. The Fund will offer three separate classes of Shares designated as Class S, Class D and Class I. Until an exemptive order is granted, the Fund will only offer Class I Shares and will not issue Class S Shares or Class D Shares. Each class of Shares has differing characteristics, particularly in terms of the sales charges that Shareholders in that class may bear, and the Distribution and Servicing Fee (as defined herein) that each class may be charged. The Fund may offer additional classes of Shares in the future.

Shares are not listed on any securities exchange, and it is not anticipated that a secondary market for Shares will develop. Shares are subject to limitations on transferability, and liquidity will be provided only through limited repurchase offers.

The minimum initial investment in the Fund by any investor is $2,500 with respect to Class S Shares and Class D Shares, and except as otherwise noted, $1,000,000 with respect to Class I Shares. Specific to registered investment advisers and other eligible financial intermediary fee-based accounts, the minimum initial investment for Class I Shares is $[   ]. The minimum additional investment in the Fund by any investor is $[   ], except for additional purchases pursuant to the dividend reinvestment plan. Investors subscribing through a given broker/dealer or registered investment adviser may have shares aggregated to meet these minimums, so long as initial investments are not less than $[   ] and incremental contributions are not less than $[   ]. Financial intermediaries may impose higher minimums.

The stated minimum investment for Class I Shares may be reduced for certain investors as described under “Purchasing Shares.” In addition, the Fund reserves the right to accept lesser amounts below these minimums for Trustees of the Fund and employees of the Adviser and its affiliates (“Eldridge Employees”) and vehicles controlled by Eldridge Employees.

The minimum initial and additional investments may be reduced by the Fund and/or the Distributor for certain investors (including, but not limited to registered investment advisers and other eligible financial intermediary fee-based accounts) based on consideration of various factors, including the investor’s overall relationship with the Adviser or Distributor, the type of distribution channel offered by the intermediary, the investor’s holdings in other funds affiliated with the Adviser or Distributor, and such other matters as the Adviser or Distributor may consider relevant at the time. Regardless of the above factors, Shares will only be sold to investors that satisfy the Fund’s eligibility requirements.

In addition, the Fund may, in the discretion of the Adviser or Distributor, aggregate the accounts of clients of registered investment advisers and other financial intermediaries whose clients invest in the Fund for purposes of determining satisfaction of minimum investment amounts. At the discretion of the Adviser or the Distributor, the Fund may also aggregate the accounts of clients of certain registered investment advisers and other financial intermediaries across Share classes for purposes of determining satisfaction of minimum investment amounts for a specific Share class. The aggregation of accounts of clients of registered investment advisers and other financial intermediaries for purposes of determining satisfaction of minimum investment amounts for the Fund or for a specific Share class may be based on consideration of various factors, including the registered investment adviser or other financial intermediary’s overall relationship with the Adviser or Distributor, the type of distribution channels offered by the intermediary and such other factors as the Adviser or Distributor may consider relevant at the time.

A Shareholder may exchange Shares for another Share class of the Fund, provided such Shareholder meets the eligibility requirements for the Share class it is exchanging into. All exchanges are subject to meeting any investment minimum or eligibility requirements of the new Share class.

Eligible Investors

Shares are being offered to investors that are U.S. persons for U.S. federal income tax purposes. In addition, the Fund may offer Shares to non-U.S. persons subject to appropriate diligence by the Adviser and in compliance with applicable law.

Each prospective investor in the Fund should obtain the advice of their own legal, accounting, tax and other advisers in reviewing documents pertaining to an investment in the Fund, including, but not limited to, this Prospectus, the SAI and the Declaration of Trust before deciding to invest in the Fund.

Purchasing Shares

Shares are generally offered for purchase on a daily basis at the NAV per Share on that date. Fractions of Shares are issued in increments of one one-hundredth of a Share. Shares will be offered for purchase daily on any day the New York Stock Exchange (“NYSE”) is open for business at a price based upon the Fund’s then-current NAV.

Although no upfront sales load will be paid with respect to Class S Shares, Class D Shares or Class I Shares, if you buy Class S Shares or Class D Shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that the financial intermediary limits such fees to a [   ]% cap on NAV for Class S Shares and a [   ]% cap on NAV for Class D Shares.

Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to prospective investors. An investor who misses the acceptance date will have the acceptance of their investment in the Fund delayed until the following business day.

The Fund reserves the right to accept or reject, in its sole discretion, any request to purchase Shares at any time. The Fund also reserves the right to suspend or terminate offerings of Shares at any time. Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned promptly to the prospective investor without the deduction of any fees or expenses and without the payment of any interest.

Prospective investors who purchase Shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase Shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Prospective investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read this Prospectus in conjunction with any materials and information provided by their financial intermediary.

Distributions

The Fund expects to pay regular monthly distributions of substantially all of its net investment income. Any distributions the Fund makes will be at the discretion of the Fund’s Board. The Fund’s distribution rates and payment frequency may vary from time to time. Distributions cannot be assured, and the amount of each distribution is likely to vary. Distributions will be paid at least annually in amounts representing substantially all of the net investment income not previously distributed in a monthly distribution and net capital gains, if any, earned each year.

The Fund intends to elect to be treated, and to qualify for its initial taxable year and each of its taxable years thereafter, as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended, (the “Code”) and intends to distribute at least 90% of its annual “investment company taxable income” (as such term is defined in the Code and determined without regard to any deduction for dividends paid) to its Shareholders. Nevertheless, there can be no assurance that the Fund will pay distributions to Shareholders at any particular rate. Each year, a statement on Internal Revenue Service (“IRS”) Form 1099-DIV identifying the amount and character (e.g., as ordinary income, qualified dividend income or long-term capital gain) of the Fund’s distributions will be reported to Shareholders subject to IRS tax reporting by their financial intermediary. See “Taxes; RIC Status” below and “Material U.S. Federal Income Tax Considerations.”

The Fund cannot guarantee that it will make distributions. The Fund may finance its cash distributions to Shareholders from any sources of funds available to the Fund, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets (including fund investments), non-capital gains proceeds from the sale of assets (including fund investments), dividends or other distributions paid to the Fund on account of preferred and common equity investments by the Fund and expense reimbursements from the Adviser. The Fund has not established limits on the amount of funds the Fund may use from available sources to make distributions. The repayment of any amounts owed to the Adviser or its affiliates will reduce future distributions to which you would otherwise be entitled.

Dividend Reinvestment Plan

The Fund operates under a dividend reinvestment plan (the “DRIP”) administered by Ultimus Fund Solutions, LLC (“Ultimus”). Pursuant to the DRIP, the Fund’s distributions, net of any applicable U.S. or other applicable withholding tax, are reinvested in the same class of Shares of the Fund.

Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the DRIP on behalf of such participating Shareholder. A Shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to Ultimus. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by Ultimus ten (10) days prior to the record date of the distribution or the Shareholder will receive such distribution in Shares through the DRIP. Under the DRIP, the Fund’s distributions to Shareholders are reinvested in full and fractional Shares.

See “Dividend Reinvestment Plan.”

No Redemption; Restrictions on Transfer	No Shareholder has the right to require the Fund to redeem their Shares. With very limited exceptions, Shares are not transferable, and liquidity for investments in Shares may be provided only through periodic offers by the Fund to repurchase Shares from Shareholders. See “Repurchase of Shares.”

Repurchase of Shares

The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to Shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV. Subject to applicable law and approval of the Fund’s Board, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at NAV, which is the minimum amount permitted.

Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) will be sent to shareholders at least 21 calendar days before the repurchase request deadline (i.e., the date by which shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”).

Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks. See “Risks – Repurchase Offers Risk.” The Fund may impose a repurchase fee of 2.0% on Shares that are accepted for repurchase by the Fund and have been held by the investor for less than one year (the “Early Repurchase Fee”). The Fund has elected not to impose the repurchase fee on repurchases of Shares acquired through the reinvestment of distributions or submitted pursuant to an auto-rebalancing mechanism of a Shareholder account. Such redemptions must be properly submitted, including specifying the particular exemption. Notwithstanding the above, the Early Repurchase Fee waiver may not be honored at the discretion of the Adviser if it is not operationally feasible.

Fees and Expenses

The Fund will bear its own operating expenses (including, without limitation, its ongoing offering expenses). A more detailed discussion of the Fund’s expenses can be found below under “Management Fee,” “Incentive Fee,” “Administrator” and “Distribution and Servicing Fee for Class S and Class D Shares.”

Pursuant to an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund, if required to ensure certain annual operating expenses (excluding the Management Fee, Incentive Fee, any Distribution and Servicing Fee, interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, borrowing costs, merger or reorganization expenses, shareholder meetings expenses, litigation expenses, expenses associated with the acquisition and disposition of investments (including interest and structuring costs for borrowings and line(s) of credit) and extraordinary expenses, if any; collectively, the “Excluded Expenses”) do not exceed 0.60% per annum (excluding Excluded Expenses) of the Fund’s average daily net assets of each class of Shares. With respect to each class of Shares, the Fund agrees to repay the Adviser any fees waived or expenses assumed under the Expense Limitation Agreement for such class of Shares, provided the repayments do not cause the Fund’s annual operating expenses (excluding Excluded Expenses) for that class of Shares to exceed the expense limitation in place at the time the fees were waived and/or the expenses were assumed, or the expense limitation in place at the time the Fund repays the Adviser, whichever is lower. Any such repayments must be made within thirty-six (36) months after the month in which the Adviser waived the fee or reimbursed the expense. The Expense Limitation Agreement will have a term ending one year from the time that the Fund breaks escrow on its public offering, and the Adviser may extend the term for a period of one year on an annual basis. The Adviser may not terminate the Expense Limitation Agreement during its one-year term.

The Fund will bear certain of its organizational and initial offering costs in connection with this offering. The Fund’s initial offering costs are borne by the Fund and are being capitalized and amortized over a 12-month period. The Fund’s organizational costs are expensed as incurred.

Management Fee

The Fund pays the Adviser a management fee (the “Management Fee”) at an annual rate of 1.25% based on the average daily value of the Fund’s net assets, calculated and accrued daily, and payable monthly in arrears.

For purposes of determining the Management Fee payable to the Adviser, the Fund’s net asset value will be calculated prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Management Fee and Incentive Fee, or to any purchases or repurchases of Shares of the Fund or any distributions by the Fund. The Management Fee will be payable in arrears within five (5) business days after the completion of the NAV computation for the month. The Management Fee is paid to the Adviser out of the Fund’s assets, and therefore decreases the net profits or increases the net losses of the Fund.

The services of all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser. The Fund bears all other costs and expenses of its operations and transactions as set forth in its Investment Advisory and Management Agreement with the Adviser (the “Investment Management Agreement”).

In addition to the fees and expenses to be paid by the Fund under the Investment Advisory and Management Agreement with the Adviser (the “Investment Management Agreement”), the Adviser and its affiliates will be entitled to reimbursement by the Fund of the Adviser’s and its affiliates’ cost of providing the Fund with certain non-advisory services. If persons associated with the Adviser or any of its affiliates, including persons who are officers of the Fund, provide accounting, legal, clerical, compliance or administrative services to the Fund at the request of the Fund, the Fund may reimburse the Adviser and its affiliates for their costs in providing such accounting, legal, clerical, compliance or administrative services to the Fund (which costs may include an allocation of overhead including rent and the allocable portion of the salaries and benefits of the relevant persons and their respective staffs, including travel expenses), using a methodology for determining costs approved by the Board.

Incentive Fee

The Adviser will be entitled to receive an incentive fee equal to 12.5% of the Fund’s pre-incentive fee net investment income for each calendar quarter, subject to a 6.0% annualized hurdle rate, with a 100% catch-up (the “Incentive Fee”). “Pre-incentive fee net investment income” means, as the context requires, either the dollar value of, or percentage rate of return on the value of net assets at the end of the immediate preceding quarter from, interest income, dividend income, income generated from original issue discounts, payment-in-kind income, and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from credit investments) earned or accrued during the calendar quarter, minus operating expenses accrued for the quarter (including the Management Fee and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the Incentive Fee and any shareholder servicing and/or distribution fees). Shareholders may be charged a fee on an income amount that is higher than the income shareholders may ultimately receive. Pre-incentive fee net investment income does not include any component of capital gains or capital appreciation. The impact of fees waived, expenses assumed, or amounts recouped pursuant to the Expense Limitation Agreement are also excluded from pre-incentive fee net investment income. The Adviser is not entitled to any incentive fee based on the capital gains or capital appreciation of the Fund or its investments.

The calculation of the Incentive Fee for each calendar quarter is as follows:

	●	No Incentive Fee is payable to the Adviser if the Fund’s pre-incentive fee net investment income, expressed as a percentage of the Fund’s NAV in respect of the relevant calendar quarter, does not exceed the quarterly hurdle rate of 1.5% (6.0% annualized);

	●	100% of the portion of the Fund’s pre-incentive fee net investment income that exceeds the hurdle rate but is less than 1.714% (the “catch-up”) is payable to the Adviser if the Fund’s pre-incentive fee net investment income, expressed as a percentage of the Fund’s NAV in respect of the relevant quarter, exceeds the hurdle rate but is less than 1.714% (6.856% annualized). The “catch-up” provision is intended to provide the Adviser with an incentive fee of approximately 12.5% of the Fund’s pre-incentive fee net investment income when the Fund’s net investment income exceeds 1.714% in any calendar quarter (6.856% annualized); and

	●	12.5% of the portion of the Fund’s pre-incentive fee net investment income attributable to the applicable share class that exceeds the “catch-up” is payable to the Adviser if the Fund’s pre-incentive fee net investment income, expressed as a percentage of the Fund’s NAV in respect of the relevant quarter exceeds 1.714% (6.856% annualized). This reflects that once the hurdle rate is reached and the catch-up is achieved, 12.5% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to the Adviser.

These calculations are pro-rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. Shareholders should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to the Fund’s debt investments. Accordingly, an increase in interest rates would make it easier for the Fund to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to the Adviser with respect to pre-incentive fee net investment income. Because of the structure of the incentive fee, it is possible that the Fund may pay an incentive fee in a calendar quarter in which the Fund incurs an overall loss taking into account capital account losses. For example, if the Fund receives pre-incentive fee net investment income in excess of the quarterly hurdle rate, the Fund will pay the applicable incentive fee even if the Fund has incurred a loss in that calendar quarter due to realized and unrealized capital losses.

Distribution and Servicing Fee

Class S Shares and Class D Shares are subject to an ongoing distribution and shareholder servicing fee (the “Distribution and Servicing Fee”) to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of Shareholders who own Class S Shares or Class D Shares of the Fund. Although the Fund is not an open-end investment company, it will comply with the terms of Rule 12b-1 as a condition of the anticipated SEC exemptive relief, which will permit the Fund to have, among other things, a multi-class structure and distribution and shareholder servicing fees. Accordingly, the Fund intends to adopt a distribution and servicing plan for its Class S Shares and Class D Shares (the “Distribution and Servicing Plan”) and will pay the Distribution and Servicing Fee with respect to its Class S Shares and Class D Shares. The Distribution and Servicing Plan will operate in a manner consistent with Rule 12b-1 under the 1940 Act.

Class S Shares and Class D Shares will pay a Distribution and Servicing Fee to the Distributor at an annual rate of 0.75% and 0.25%, respectively, based on the average daily net assets of the Fund attributable to such class. For purposes of determining the Distribution and Servicing Fee, NAV will be calculated prior to any reduction for any fees and expenses, including, without limitation, the Distribution and Servicing Fee payable.

Class I Shares are not subject to a Distribution and Servicing Fee.

The Adviser, or its affiliates, may pay additional compensation out of its own resources (i.e., not Fund assets) to certain selling agents or financial intermediaries in connection with the sale of the Shares. The additional compensation may differ among brokers or dealers in amount or in the method of calculation. Payments of additional compensation may be fixed dollar amounts, based on the aggregate value of outstanding Shares held by Shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of the additional compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.

Administrator	The Fund has retained Ultimus Fund Solutions, LLC (the “Administrator”) to provide it with certain administrative services, including fund administration and fund accounting. The Fund compensates the Administrator for these services and reimburses the Administrator for certain out-of-pocket expenses (the “Administration Fee”). The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. See “Administration and Accounting Services.”

Custodians and Transfer Agent	U.S. Bank Trust Company, National Association and U.S. Bank National Association serve as the Fund’s custodians (each, a “Custodian”). Ultimus Fund Solutions, LLC (the “Transfer Agent”) serves as the Fund’s transfer agent.

Transfer Restrictions

A Shareholder may assign, transfer, sell, encumber, pledge or otherwise dispose of (each, a “transfer”) Shares only (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Fund (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

Notice of a proposed transfer of Shares must be accompanied by properly completed subscription documents in respect of the proposed transferee and must include evidence satisfactory to the Fund that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. Each transferring Shareholder and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Unlisted Closed-End Structure; Limited Liquidity	Shares are not listed on any securities exchange, and it is not anticipated that a secondary market for Shares will develop. In addition, Shares are subject to limitations on transferability and liquidity will be provided only through limited repurchase offers described below. An investment in the Fund is suitable only for Shareholders who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. See “General Risks of Investing in the Fund—Closed-End Fund Structure; No Right of Redemption.”

Taxes; RIC Status

The Fund intends to elect to be treated, and to operate in a manner so as to qualify for its initial taxable year and each taxable year thereafter, as a RIC under Subchapter M of the Code, however, no guarantee or assurances can be provided. During any period that it qualifies as a RIC, the Fund generally does not expect to be subject to corporate-level U.S. federal income tax on income that it distributes to Shareholders. Given the investment strategies of the Fund, it is not expected that a significant portion of dividends paid to Shareholders will be taxable to Shareholders at the reduced rates of U.S. federal income tax that are applicable to individuals for “qualified dividends” and long-term capital gains.

In addition, because the Fund intends to qualify as a RIC, it expects to have certain attributes that are not generally found in traditional unregistered credit fund of funds. These include providing simpler tax reports to Shareholders on IRS Form 1099-DIV and the avoidance of unrelated business taxable income for benefit plan investors and other tax-exempt investors.

For a discussion of certain tax risks and considerations relating to an investment in the Fund, see “Material U.S. Federal Income Tax Considerations.”

Prospective investors should consult their own tax advisors with respect to the specific U.S. federal, state, local and non-U.S. tax consequences, including applicable tax reporting requirements.

Tax Reports	The Fund (or the applicable financial intermediary) will generally distribute to Shareholders, as soon as practicable after the end of each calendar year, IRS Forms 1099-DIV detailing the amounts includible in such Shareholder’s taxable income for such year as ordinary income, qualified dividend income and long-term capital gains.

Reports to Shareholders	The Fund will transmit to Shareholders an audited annual report and an unaudited semi-annual report within 60 days after the close of the reporting period for which the report is being made, or as otherwise required by the 1940 Act.

Fiscal and Tax Year	The Fund’s fiscal year is the 12-month period ending on December 31. The Fund’s taxable year is the 12-month period ending on December 31.

Term	The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Declaration of Trust.

ERISA	Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or Section 4975 of the Code, including employee benefit plans and individual retirement accounts, may purchase Shares. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” subject to the fiduciary responsibility and prohibited transaction rules of ERISA or Section 4975 of the Code. Thus, the Adviser will not be a “fiduciary” within the meaning of ERISA and the Code with respect to the assets of any “benefit plan investor” within the meaning of ERISA that becomes a Shareholder, solely as a result of the Shareholder’s investment in the Fund.

SUMMARY OF FEES AND EXPENSES

The fee table below is intended to assist Shareholders in understanding the various costs and expenses that the Fund expects to incur, and that Shareholders can expect to bear, by investing in the Fund. This fee table is based on estimated expenses of the Fund for the fiscal year ending December 31, 2026, and assumes that the Fund has net assets of $[   ] million as of such date.

Shareholder Transaction Expenses (fees paid directly from your investment)	Class S Shares	Class D Shares	Class I Shares
Maximum Sales Load (as a percentage of purchase amount)(1)	-	-	-
Maximum Early Repurchase Fee (as a percentage of repurchased amount)(2)	2.00%	2.00%	2.00%

Estimated Annual Operating Expenses (as a percentage of net assets attributable to Shares)	Class S Shares		Class D Shares		Class I Shares
Management Fee(3)	1.25%		1.25%		1.25%
Incentive Fee(4)	-%		-%		-%
Interest Payments on Borrowed Funds(5)	[ ]	%	[ ]	%	[ ]	%
Other Expenses(5)	[ ]	%	[ ]	%	[ ]	%
Distribution and Servicing Fee	0.75%		0.25%		None
Acquired Fund Fees and Expenses(5)	[ ]	%	[ ]	%	[ ]	%
Total Annual Expenses	[ ]	%	[ ]	%	[ ]	%
Fee Waiver and/or Expense Reimbursement(6)(7)	([ ]	)%	([ ]	)%	([ ]	)%
Total Annual Expenses (After Fee Waiver and/or Expense Reimbursement)	[ ]	%	[ ]	%	[ ]	%

(1)	No upfront sales load will be paid with respect to Class S Shares, Class D Shares or Class I Shares, however, if you buy Class S Shares or Class D Shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that the financial intermediary limits such fees to a [ ]% cap on NAV for Class D Shares and a [ ]% cap on NAV for Class S Shares. Financial intermediaries will not charge such fees on Class I Shares. Please consult your financial intermediary for additional information.
(2)	A 2.00% Early Repurchase Fee payable to the Fund may be charged with respect to the repurchase of Shares at any time prior to the day immediately preceding the one-year anniversary of a Shareholder’s purchase of the Shares (on a “first in—first out” basis). An Early Repurchase Fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner that will not discriminate unfairly against any Shareholder. The Early Repurchase Fee will be retained by the Fund for the benefit of the remaining Shareholders.
(3)	The Fund pays the Adviser a Management Fee at an annual rate of 1.25% based on the average daily value of the Fund’s net assets, calculated and accrued daily, and payable monthly in arrears. For purposes of determining the Management Fee payable to the Adviser, the Fund’s net asset value will be calculated prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Management Fee and Incentive Fee, or to any purchases or repurchases of Shares of the Fund or any distributions by the Fund.

(4)	In addition to the Management Fee, the Adviser will be entitled to receive an Incentive Fee equal to 12.5% of the Fund’s pre-incentive fee net investment income for each calendar quarter, subject to a 6.0% annualized hurdle rate, with a 100% catch-up. “Pre-incentive fee net investment income” means, as the context requires, either the dollar value of, or percentage rate of return on the value of net assets at the end of the immediate preceding quarter from, interest income, dividend income, income generated from original issue discounts, payment-in-kind income, and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from credit investments) earned or accrued during the calendar quarter, minus operating expenses accrued for the quarter (including the Management Fee and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the Incentive Fee and any shareholder servicing and/or distribution fees). Shareholders may be charged a fee on an income amount that is higher than the income shareholders may ultimately receive. Pre-incentive fee net investment income does not include any component of capital gains or capital appreciation. The impact of fees waived, expenses assumed, or amounts recouped pursuant to the Expense Limitation Agreement are also excluded from pre-incentive fee net investment income. The Adviser is not entitled to any incentive fee based on the capital gains or capital appreciation of the Fund or its investments.
(5)	“Interest Payments on Borrowed Funds,” “Other Expenses” (as defined below), and “Acquired Fund Fees and Expenses” represent estimated amounts for the current fiscal year. Acquired Fund Fees and Expenses will be indirectly borne by the Fund’s shareholders. In addition to estimated interest payments, “Interest Payments on Borrowed Funds” includes estimated fees payable under the Fund’s line of credit. If the Fund were to incur higher levels of leverage or pay higher interest rates, interest payments on borrowed funds as a percentage of net assets would be higher. The amount presented in the table estimates the amounts the Fund expects to pay for the current fiscal year. “Other Expenses” include, among other things, accounting, transfer agency, administration, custodian, legal and auditing fees, organization and offering expenses and fees payable to the Fund’s Trustees.
(6)	Pursuant to the Expense Limitation Agreement with the Fund, the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund, if required to ensure certain annual operating expenses (excluding the Management Fee, Incentive Fee, any Distribution and Servicing Fee, interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, borrowing costs, merger or reorganization expenses, shareholder meetings expenses, litigation expenses, expenses associated with the acquisition and disposition of investments (including interest and structuring costs for borrowings and line(s) of credit) and extraordinary expenses, if any) do not exceed 0.60% per annum (excluding Excluded Expenses) of the Fund’s average daily net assets of each class of Shares. With respect to each class of Shares, the Fund agrees to repay the Adviser any fees waived or expenses assumed under the Expense Limitation Agreement for such class of Shares, provided the repayments do not cause the Fund’s annual operating expenses (excluding Excluded Expenses) for that class of Shares to exceed the expense limitation in place at the time the fees were waived and/or the expenses were assumed, or the expense limitation in place at the time the Fund repays the Adviser, whichever is lower. Any such repayments must be made within thirty-six (36) months after the month in which the Adviser waived the fee or reimbursed the expense. The Expense Limitation Agreement will have a term ending one year from the time that the Fund breaks escrow on its public offering, and the Adviser may extend the term for a period of one year on an annual basis. The Adviser may not terminate the Expense Limitation Agreement during its one-year term.
(7)	The Fund may invest in one or more mutual funds and/or ETFs advised by the Adviser or its affiliates (“affiliated funds”). The Adviser has contractually agreed to waive fees and/or reimburse expenses on the Fund’s investment in such affiliated funds in an amount sufficient to offset the respective net management fees the Adviser collects from the Fund’s investments in such affiliated funds.

The purpose of the table above and the examples below is to assist prospective investors in understanding the various costs and expenses Shareholders will bear.

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The examples assume that all distributions are reinvested at net asset value and that the percentage amounts listed under Annual Expenses remain the same (except that the examples incorporate the fee waiver and/or expense reimbursement arrangement from the Expense Limitation Agreement for only the one-year example and the first year of the three-, five- and ten-year examples). The assumption in the hypothetical example of a 5% annual return is required by regulation of the SEC and is applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund.

Example 1

	1 Year		3 Years		5 Years		10 Years
You would pay the following expenses on a $1,000 Class S Shares investment, assuming a 5% annual return:	$	[ ]	$	[ ]	$	[ ]	$	[ ]
You would pay the following expenses on a $1,000 Class D Shares investment, assuming a 5% annual return:	$	[ ]	$	[ ]	$	[ ]	$	[ ]
You would pay the following expenses on a $1,000 Class I Shares investment, assuming a 5% annual return:	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Example 2

	1 Year		3 Years		5 Years		10 Years
You would pay the following expenses on a $25,000 Class S Shares investment, assuming a 5% annual return:	$	[ ]	$	[ ]	$	[ ]	$	[ ]
You would pay the following expenses on a $25,000 Class D Shares investment, assuming a 5% annual return:	$	[ ]	$	[ ]	$	[ ]	$	[ ]
You would pay the following expenses on a $25,000 Class I Shares investment, assuming a 5% annual return:	$	[ ]	$	[ ]	$	[ ]	$	[ ]

The Examples above are based on the annual fees and expenses set forth on the table above. The Examples above exclude the early repurchase fee which would apply if Shares were repurchased within one year of their purchase. If a Shareholder’s Shares are repurchased within one year of their purchase, the Shares would incur the 2.00% early repurchase fee. They should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown, and the Fund’s actual rate of return may be greater or less than the hypothetical 5.0% return assumed in the examples. A greater rate of return than that used in the Examples above would increase the dollar amount of the asset-based fees paid by the Fund, as well as the effect of the Incentive Fee.

FINANCIAL HIGHLIGHTS

Financial highlights have not been included in this Prospectus.

THE FUND

The Fund is a newly organized Delaware statutory trust formed on September 5, 2025 and is registered under the 1940 Act as a closed-end, non-diversified, management investment company. The Fund has limited operating history and operates as an “interval fund”. The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Declaration of Trust.

Investment advisory services are provided to the Fund by the Adviser pursuant to the Investment Management Agreement. Responsibility for monitoring and overseeing the Fund’s investment program and its management and operation is vested in the Board.

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

USE OF PROCEEDS

The proceeds from the sale of Shares of the Fund, not including the amount of the Fund’s fees and expenses (including, without limitation, offering expenses), will be invested by the Fund in accordance with the Fund’s investment objective and strategies within three months after receipt of such proceeds, which may be delayed up to an additional three months depending on market conditions and the availability of suitable investments. The Fund anticipates that it will take a longer period of time to allocate proceeds of its continuous offering to certain investments due to the nature of those investments. Such proceeds will be invested together with any interest earned in the Fund’s account with the Fund’s applicable Custodian prior to the closing of the applicable offering. See “Purchasing Shares.” Delays in investing the Fund’s assets may occur (i) because of the time typically required to complete credit markets transactions (which may be considerable), (ii) because certain investments selected by the Adviser may provide infrequent opportunities to purchase their securities, and/or (iii) because of the time required to invest the amounts committed by the Fund. Accordingly, during this period, the Fund may not achieve its investment objective or be able to fully pursue its investment strategies and policies.

The Fund has invested and will continue to invest the proceeds from the Initial Capitalization in a portfolio of illiquid credit investments in accordance with the Fund’s investment objective and guidelines as described in this Prospectus. A list of investments contributed in the Initial Capitalization as of the date of this Prospectus is provided in Appendix A.

Pending the investment of the proceeds pursuant to the Fund’s investment objective and policies, the Fund may invest a portion of such proceeds, which may be a substantial portion, in short-term debt securities, affiliated and unaffiliated money market securities, mutual funds and/or ETFs, cash and/or cash equivalents. In addition, the Fund may maintain a portion of the proceeds of the continuous offering in cash to meet operational needs. The Fund may not achieve its investment objective, or otherwise fully satisfy its investment policies, during such periods in which the Fund’s assets are not able to be substantially invested in accordance with its investment strategies.

INVESTMENT OBJECTIVE AND STRATEGY

The Fund’s investment objective is to seek to generate attractive risk-adjusted total returns primarily through current income by investing across a range of credit strategies. To execute this objective, the Adviser intends to construct a broad portfolio of credit assets that the Adviser believes are high-quality with the potential to generate strong risk-adjusted returns across market cycles, applying a dynamic, relative value orientation across origination, underwriting and portfolio management that allows the Fund to pursue attractive investments as they emerge and actively manage them with the goal of maximizing value and income for investors.

The investment objective of the Fund is not a fundamental policy of the Fund and may be changed by the Board without the vote of a majority (as defined by the 1940 Act) of the Fund’s outstanding Shares. The Fund’s fundamental policies, which are listed in the “Additional Investment Policies” section of the SAI, may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund, in accordance with the 1940 Act.

In pursuing its investment objective, the Fund intends to invest a substantial portion of its portfolio in asset-based credit (including equipment-related leases and loans) as well as illiquid credit (loans, bonds, and other credit instruments), liquid credit (including but not limited to broadly syndicated loans and high-yield bonds), structured credit (including CLO-liabilities), and equity-related securities (including equity securities added to debt instruments to make them more desirable, such as warrants) and/or preferred equity, convertible bonds and common equity through direct investments, investment vehicles or joint ventures (collectively, “credit investments”). The allocation among those types of investments and other investments may vary from time to time.

The Fund seeks to deliver attractive risk-adjusted returns through a disciplined, broad approach to credit investing, built to be durable across market cycles. The Fund will target a broad range of both private and liquid credit opportunities, including a substantial allocation to asset-based credit. The Fund employs a flexible approach to originating, underwriting and managing credit dynamically across asset-based corporate, liquid, and structured credit. The Fund seeks to allocate capital as relative value emerges through market cycles, applying a consistent underwriting and risk framework. The Fund will seek to leverage the combined expertise and resources of the credit origination platforms of Eldridge Capital Management, LLC (together with its affiliates as the context so requires, “ECM”), which operate as a unified organization (the “Eldridge Diversified Credit Group”). The Adviser believes ECM’s flexible mandate and integrated investment platforms—spanning asset-based credit, corporate credit, and structured credit—enable the Fund to originate asset-based and other privately originated credit exposures that are difficult to source and generally not available through traditional or more liquid investment products. In addition, the Adviser believes Eldridge Industries’ experience in building and investing in leading companies and brands provides the Adviser access to a unique origination ecosystem. The Eldridge Diversified Credit Group, which the Fund will leverage and is integrated into, consists of 55+ investment and research professionals and 45+ investment support professionals with experience investing across the credit landscape which the Adviser believes provides it a clear edge in these markets.

The Fund will invest in non-investment grade securities, such as those that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated (commonly referred to as “high yield” or “junk bonds”).

The Fund may have exposure to companies and funds that are organized or headquartered or have substantial sales or operations outside of the United States, its territories, and possessions, including emerging market countries.

The Fund intends to establish one or more credit lines to borrow money for a range of purposes, including to provide liquidity for capital calls by certain investments, to satisfy repurchase requests, to manage timing issues in connection with the inflows of additional capital and the acquisition of Fund investments and to otherwise satisfy Fund obligations. There is no assurance, however, that the Fund will be able to enter into a credit line or that it will be able to timely repay any borrowings under such credit line, which may result in the Fund incurring leverage on its portfolio investments from time to time. The Fund is permitted to borrow money or issue debt securities in an amount up to 33 1/3% of its total assets in accordance with the 1940 Act. The Board may modify the borrowing policies of the Fund, including the purposes for which borrowings may be made, and the length of time that the Fund may hold portfolio securities purchased with borrowed money. The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the Shareholders and the terms of any borrowings may contain provisions that limit certain activities of the Fund. The Fund also may borrow money from banks or other lenders for temporary purposes in an amount not to exceed 5% of the Fund’s assets. Such temporary borrowings are not subject to the asset coverage requirements discussed above.

On May 22, 2026, a Subsidiary of the Fund entered into the Revolving Loan, permitting the Subsidiary to borrow up to $30 million at any one time outstanding under the Revolving Loan. As of May 22, 2026, the Subsidiary had $30 million outstanding under the Revolving Loan.

To manage the liquidity of its investment portfolio, the Fund also invests a portion of its assets in liquid assets, including, but not limited to, a portfolio of short-term debt securities, affiliated and unaffiliated money market securities, affiliated and unaffiliated mutual funds and/or ETFs, cash and/or cash equivalents (collectively, “Liquid Assets”) as further described below in “Types of Portfolio Investments – Liquid Assets”. To enhance the Fund’s liquidity, particularly in times of possible net outflows through the repurchase of Shares by periodic repurchase offers to Shareholders, the Fund may sell certain of its assets. The Fund seeks to hold an amount of Liquid Assets and other liquid investments consistent with prudent liquidity management. For temporary defensive purposes, liquidity management or in connection with implementing changes in the asset allocation, the Fund may hold a substantially higher amount of Liquid Assets.

The Fund may, but is not required to, utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also seek to obtain market exposure to the securities in which it invests by entering into a series of purchase and sale contracts. The Fund may use derivative instruments for other purposes, including to seek to increase liquidity, provide efficient portfolio management, broaden investment opportunities (including taking short or negative positions), implement a tax or cash management strategy, gain exposure to a particular security or segment of the market, modify the effective duration of the Fund’s portfolio investments and/or enhance total return.

The Fund will make investments directly or indirectly and has formed and may form subsidiaries in the future in order to pursue its investment objective and strategies in a potentially tax-efficient manner or for the purpose of facilitating its use of permitted borrowings (each, a “Subsidiary” and collectively, the “Subsidiaries”). Except as otherwise provided, references to the Fund’s investments also will refer to any Subsidiary’s investments. In determining which investments should be bought and sold for a Subsidiary, the Adviser will treat the assets of the Subsidiary as if the assets were held directly by the Fund. The financial statements of each Subsidiary will be consolidated with those of the Fund.

Subsidiaries will bear their respective organizational and operating fees, costs, expenses and liabilities and, as a result, the Fund will indirectly bear these fees, costs, expenses and liabilities. Subsidiaries will have the same investment strategies as the Fund. The Fund and its Subsidiaries will be subject to the same investment restrictions and limitations on a consolidated basis. In addition, the Subsidiaries would be consolidated subsidiaries of the Fund and the Fund will comply with the provisions of the 1940 Act governing capital structure and leverage on an aggregate basis with any Subsidiaries. The Adviser will serve as investment adviser to the Fund and any Subsidiary. Any Subsidiaries will comply with the provisions relating to affiliated transactions and custody of the 1940 Act. The Fund’s Custodians will serve as custodians to any Subsidiaries.

The Fund’s asset allocation and amount of credit investments may be based, in part, on anticipated future capital calls and distributions from such investments. This may result in the Fund making commitments to credit investments in an aggregate amount that exceeds the total amounts invested by Shareholders in the Fund at the time of such commitment (i.e., to “over-commit”). To the extent that the Fund engages in an “over-commitment” strategy, the risk associated with the Fund defaulting on a commitment to such investment will increase.

There can be no assurance that the Fund’s investment objective will be achieved or that the Fund’s investment program will be successful. The Fund is not intended as, and investors should not construe it to be, a complete investment program. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund.

Investment Strategies

The Fund seeks to deliver attractive risk-adjusted returns through a disciplined, broad approach to credit investing, built to be durable across market cycles. The Fund will target a broad range of both private and liquid credit opportunities, including a substantial allocation to asset-based credit. The Fund employs a flexible approach to originating, underwriting and managing credit dynamically across asset-based corporate, liquid, and structured credit. The Fund seeks to allocate capital as relative value emerges through market cycles, applying a consistent underwriting and risk framework. Central to the Adviser’s approach is the identification of investment opportunities acquired at significant discounts to intrinsic value. In implementing this strategy, the Adviser seeks to ensure a margin of safety while also providing the foundation for thorough downside risk evaluation. By employing a fundamentally driven, dynamic approach to investing and pursuing relative value across market cycles, the Adviser intends to base every investment decision on rigorous research, incorporating company-specific risks and broader industry, macroeconomic, and geopolitical factors. The Adviser expects that this comprehensive perspective will enable it to analyze credit opportunities across multiple dimensions, uncovering insights across asset classes and facilitating access to differentiated origination channels. The Fund seeks to provide access to asset-based and other privately originated credit exposures that are difficult to source and generally not available through traditional or more liquid investment products, reflecting the specialized origination, structuring, and underwriting capabilities of the Adviser’s platform.

The Adviser expects its asset-based credit investments to primarily comprise loans and leases where repayment is supported by the cash flows or liquidation value of specific underlying collateral rather than the general creditworthiness of a corporate obligor. The Fund seeks to target mission-critical, essential-use asset classes including manufacturing and construction equipment, marine vessels, aviation assets, transportation vehicles, turnkey facility financings, and energy assets. The Adviser focuses on obligors with defensible competitive positions and strong collateral coverage ratios, which it believes provides attractive risk-adjusted returns while affording meaningful downside protection through asset recovery in adverse scenarios. The Adviser believes that bank retrenchment from asset finance following post-crisis regulatory changes has created a durable opportunity for non-bank lenders with dedicated underwriting expertise to deploy capital on compelling terms.

The Adviser believes that its flexible mandate and integrated investing platforms—spanning corporate credit, asset-based credit, and structured credit—enables it to capitalize on opportunities often overlooked by others. The Fund is expected to benefit from significant synergies within the Eldridge Industries ecosystem, which allows the Adviser to leverage its expansive resources and networks to identify and execute transactions.

The Adviser believes the current environment of relatively higher interest rates relative to the period following the 2008 global financial crisis has significantly enhanced the relative value of credit, especially compared to other asset classes. The Adviser believes the credit markets are also experiencing a supply-demand imbalance that is favorable to the Adviser, with banks having pulled back from the leveraged loan and broader credit markets due to regulatory changes after the global financial crisis. At the same time, private equity firms have amassed a record level of dry powder, increasing the demand for credit across various sectors. Moreover, public credit markets are currently characterized by weak credit documentation, which the Adviser believes has created a significant opportunity for investors who can structure deals creatively and efficiently. In the Adviser’s view, the opportunity is particularly conducive to asset-based finance, an area where the Adviser believes its investment team (the “Investment Team”) has developed significant expertise. The Adviser believes the combination of these factors enhances the potential for attractive risk-adjusted returns for private credit investment funds that are nimble and well-capitalized.

The Adviser believes its complementary mandates in corporate credit and asset-based credit allow it to foster deep borrower relationships while gaining a nuanced understanding of their businesses, allowing the Adviser to, depending on the borrower profile, offer tailored asset-based financing or larger-scale corporate credit solutions. This flexibility has historically resulted in enduring borrower relationships and enabled Eldridge to actively monitor and respond to evolving borrower needs. The Adviser believes it is positioned to step in with innovative capital solutions outside the scope of traditional lenders, including non-fungible add-ons, sale-leasebacks, and receivables financings, when appropriate.

Investment Process

The Adviser applies a dynamic approach at every stage of the investment lifecycle; this covers how the Adviser originates opportunities, underwrites them, and manages risk and the portfolio over time. The Adviser intends to operate the Fund with a commitment to discipline, structure, and precision, regularly holding Investment Team meetings to assess the current investment landscape. These sessions serve as a forum for screening new opportunities, reviewing ongoing transactions, conducting thorough portfolio monitoring and staying coordinated with Eldridge’s legal, compliance, and operations teams. The Adviser believes this rhythm ensures that the team remains proactive, adaptable, and closely attuned to the evolving dynamics of the credit markets.

Supporting this operational cadence is the Fund’s investment committee (“Investment Committee”) process. The Investment Committee is tasked with making critical asset acquisition and disposition decisions. When necessary, the Investment Committee meets more frequently to address time-sensitive or high-priority matters, ensuring responsiveness to market opportunities and risks. The Investment Committee is comprised of a seasoned group of ECM professionals, including Tony Minella, Co-Founder and President of Eldridge Industries and CEO of ECM, Nicholas Sandler, Partner, Co-President and Co-Head of Diversified Credit; Jeffrey Forlizzi, Partner and Co-Head of Diversified Credit; Todd Gilbert, Partner and Co-President of ECM; Paul Bossidy, Vice Chairman; Peter Kelley, Managing Director and Co-Head of Research; and Carlton McMillen, Managing Director and Co-Head of Research. Together, this team brings decades of expertise across various disciplines, which the Adviser believes enables a multidimensional and informed decision-making process.

To execute its investment strategy, the Adviser has established a robust organizational structure with specialized teams. The origination team is tasked with sourcing new investment opportunities. These opportunities are passed to the relevant industry leaders in the industry research team (50+ people), who put together deal teams to lead underwriting. This work is overseen by the senior Investment Team, who provide strategic direction and enhance alignment with the Fund’s overarching objectives. The deal teams conduct diligence on the opportunities and present them to the Investment Committee for approval. The trading and capital markets team manages market-facing activities, while the investment support team helps provide active portfolio management, including any necessary restructuring. The Adviser believes that this division of labor helps ensure that the investment lifecycle — from sourcing to execution to monitoring — is managed with precision and depth.

Sourcing1

The Adviser believes ECM’s approach to sourcing is one of its defining strengths, setting it apart in a competitive landscape. The Adviser’s dynamic sourcing strategy is built on a foundation of diversified channels that have been developed through years of leadership and innovation. The Adviser believes these channels allow the Fund to see and compare opportunities across markets simultaneously and to shift its sourcing emphasis as relative value moves between asset classes. Key among these channels are the Investment Team’s bank partnerships, such as its joint ventures, which have historically provided consistent access to a pipeline of bank-originated asset-based and corporate credit opportunities that the Adviser believes are of high quality. The Adviser believes these partnerships reflect the trust and reliability that the Investment Team has cultivated within the financial sector, enabling access to opportunities that might otherwise remain unavailable.

In addition to institutional partnerships, the Adviser believes the Fund will benefit from the extensive networks of Eldridge Industries’ senior leadership. Eldridge Industries’ experience in building and investing in leading companies and brands is expected to provide the Fund with access to a robust origination ecosystem. Over a long tenure as active participants in different markets, these relationships have historically opened doors to proprietary, off-market deals that may be unavailable to Eldridge Industries’ competitors through conventional channels. Leveraging its affiliation with Security Benefit and the GP Solutions business, the Investment Team reviews 1,000+ opportunities from 450+ sources each year on average to identify promising investments.2 The Adviser believes its sponsor relationships provide a critical window into middle-market and asset-based opportunities, enhancing the firm’s ability to evaluate and capitalize on attractive opportunities. Rounding out this strategy is the Adviser’s implementation of middle-market and asset-based origination systems intended to combine advanced analytics, industry expertise, and established processes to identify, evaluate, and prioritize opportunities efficiently.

Underwriting

Once an opportunity is identified, the Investment Team employs a credit evaluation and underwriting process to assess whether such opportunity aligns with ECM’s strategic and financial criteria. The Fund’s underwriting draws dynamically on the Adviser’s specialized sector and asset-class teams, allowing it to bring the appropriate expertise to each opportunity and to underwrite across corporate, asset-based, and structured credit. The process begins with a thorough review of the potential borrower’s operating and financial profile, including its pro forma capital structure, financial health, and credit and loan-to-value (LTV) ratios. This stage also involves evaluating key credit metrics and initial considerations, such as market positioning, competitive strengths, and potential pricing expectations. From there, the Investment Team conducts a fundamental, bottom-up analysis to determine the intrinsic value of the asset. The Adviser believes this independent and granular approach helps ensure that each evaluation is rooted in evidence and free from external biases to the extent possible.

Risk assessment is a cornerstone of the Investment Team’s underwriting philosophy. The team aims to take a methodical approach to identifying key risks, quantifying their probability, and measuring their potential impact. Through rigorous stress-testing, the Investment Team looks to assess how an investment might perform under adverse market conditions, seeking a thorough understanding of its expected resilience and potential vulnerabilities. The Adviser believes this proactive approach to risk management allows the firm to mitigate potential losses while maximizing opportunities for value creation.

[1]	Although the Adviser intends to leverage Eldridge and its affiliates’ respective resources to help source, conduct due diligence on, structure, syndicate and create value for the Fund’s investments, the Adviser’s and such affiliates’ respective information-sharing policies and procedures, as well as certain legal, contractual and tax constraints that could also be applicable, could significantly limit the Fund’s ability to do so.
[2]	Average 2021-2025 as of December 31, 2025.

Throughout this process, the Investment Committee serves as the decision-making body. During its meetings, the Investment Committee reviews new opportunities, revisits existing positions, and refines the firm’s investment strategies as needed. The Adviser believes that the cadence of these meetings ensures that decisions are timely, well-informed, and reflect the latest market insights. A defining feature of the committee’s deliberations is its emphasis on first-principles reasoning. The Adviser believes this approach fosters clarity, precision, and sound judgment. By avoiding reliance on market sentiment or external noise, the committee seeks to maintain a focus on long-term value creation.

In evaluating investments, the Investment Team takes a holistic view, considering a broad range of factors that extend beyond core credit and risk analyses. These include the business’s industry and market growth prospects, its cyclicality and pricing power, and its positioning within the competitive landscape. Additionally, the Investment Team assesses the strength of the business’s balance sheet and its likely ability to navigate challenges relative to its peers. This approach is aimed at ensuring that every investment is thoroughly vetted from multiple angles, aligning with the Fund’s commitment to excellence.

Any decision of the Investment Committee would require majority consent of the voting members of the Investment Committee to proceed with the investment and to enter into binding legal documentation.

Documentation

Downside protection is a central tenet of the Adviser’s philosophy. The Investment Team prioritizes robust documentation and structural safeguards in an effort to protect investments and minimize value leakage. This includes, among other protections, seeking to implement contractual protections that prioritize creditor rights, establish protective covenants, and require collateral the Adviser believes to be of high quality. The Adviser believes that these measures not only tend to mitigate risks but also enhance potential for recovery in adverse scenarios, with the aim of ensuring that investments remain secure even in challenging environments. The Adviser believes the strength of its relationships also allows it direct lines of communication with its peer firms so that the Adviser can effectively coordinate with co-investors in stressed situations that require creditors to work together in the best interests of their limited partners. Finally, the Investment Team has access to a group of long tenured and experienced legal practitioners who support the credit origination process.

Portfolio & Risk Management

A perpetual underwriting philosophy drives the Fund’s approach to portfolio management. The Investment Team continuously screens new opportunities and evaluates them against existing portfolio positions, with the intention of deploying capital where it can achieve the greatest impact. The Adviser believes this dynamic and iterative process increases the opportunity for the Fund to adapt to changing market conditions while maintaining a focus on long-term objectives. Relative value analysis is a key component of this strategy, allowing the firm to seek to identify and prioritize opportunities that it believes offer attractive risk-adjusted returns. The Adviser also manages risk proactively, actively monitoring positions and seeking to reduce or exit exposures when it identifies signs of deterioration rather than waiting for problems to materialize. Where appropriate, the Adviser engages directly in amendments, restructurings, and liability management transactions in an effort to protect or enhance value.

No guarantee or representation is made that the investment strategy of the Fund will be successful or that the Fund will achieve its investment objective.

LEVERAGE

The Fund intends to use leverage to seek to achieve its investment objective or for liquidity (i.e., to finance the repurchase of Shares and/or bridge the financing of Fund investments pending the acceptance of funds from Shareholder subscriptions). The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage. Under the 1940 Act, the Fund may borrow in an aggregate amount of up to approximately 33 1/3% of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) immediately after such borrowings (the “Asset Coverage Requirement”). Furthermore, the Fund may use leverage through the issuance of preferred shares in an aggregate amount of liquidation preference attributable to the preferred shares combined with the aggregate amount of any borrowings of up to approximately 50% of the Fund’s total net assets immediately after such issuance. Currently, the Fund has no intention to issue preferred shares. The use of leverage creates an opportunity for increased investment returns, but also creates risks for the holders of Shares. See “Risks—Leverage Risk.”

Certain types of leverage used by the Fund may result in the Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

The Fund’s assets may also utilize leverage in their investment activities. Borrowings at the individual investment level are not subject to the Asset Coverage Requirement. Accordingly, the Fund’s portfolio may be exposed to the risk of highly leveraged investment programs of certain assets and the volatility of the value of Shares may be great, especially during times of a “credit crunch” and/or general market turmoil. In general, the use of leverage by the Fund’s assets may increase the volatility of their values and of the value of the Shares.

Credit Facility

The Fund intends to establish one or more credit lines to borrow money for a range of purposes, including to provide liquidity for capital calls, to satisfy repurchase requests, to manage timing issues in connection with the inflows of additional capital and to otherwise satisfy Fund obligations, or for investment purposes.

On May 22, 2026, a Subsidiary of the Fund entered into an unsecured revolving loan agreement with Security Benefit Life Insurance Company (the “Revolving Loan”), permitting the Subsidiary to borrow up to $30 million at any one time outstanding under the Revolving Loan. As of May 22, 2026, the Subsidiary had $30 million outstanding under the Revolving Loan.

Effects of Leverage

Assuming that leverage will represent approximately 10.0% of the Fund’s total assets and that the Fund will bear expenses relating to that leverage at an average annual rate of 5.40%, the income generated by the Fund’s portfolio (net of estimated expenses) must exceed $0.54 million, assuming total assets under management of $100 million in order to cover the expenses specifically related to the Fund’s use of leverage. These numbers are solely estimates for illustration. Actual leverage expenses will vary and may be significantly higher or lower than the rate estimated above.

The following table is designed to illustrate the effect of leverage on returns from an investment in the Fund’s Shares, assuming investment portfolio returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of (10)%, (5)%, 0%, 5% and 10%. To compute the “Corresponding Return to Shareholders,” the “Assumed Portfolio Return (Net of Expenses)” is multiplied by the assumed average total assets to obtain an assumed return to the Fund. From this amount, the interest expense is calculated by multiplying the assumed weighted average cost of funds by the assumed borrowings outstanding, and the product is subtracted from the assumed return to the Fund to determine the return available to Shareholders. The return available to Shareholders is then divided by Shareholders’ equity to determine the “Corresponding Return to Shareholders.” Actual interest payments may be different. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund.

Assumed Portfolio Return (Net of Expenses)	(10.0)%	(5.0)%	0%	5.0%	10.0%
Corresponding Return to Shareholders	(11.7)%	(6.2)%	(0.6)%	5.0%	10.5%

RISKS

AN INVESTMENT IN THE FUND INVOLVES A HIGH DEGREE OF RISK AND THEREFORE SHOULD ONLY BE UNDERTAKEN BY QUALIFIED INVESTORS WHOSE FINANCIAL RESOURCES ARE SUFFICIENT TO ENABLE THEM TO ASSUME THESE RISKS AND TO BEAR THE LOSS OF ALL OR PART OF THEIR INVESTMENT AND WHO HAVE NO NEED TO DISPOSE OF THEIR SHARES TO SATISFY CURRENT FINANCIAL NEEDS. THE FOLLOWING RISK FACTORS SHOULD BE CONSIDERED CAREFULLY, BUT ARE NOT MEANT TO BE AN EXHAUSTIVE LISTING OF ALL OF THE POTENTIAL RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND. INVESTORS SHOULD CONSULT WITH THEIR OWN FINANCIAL, LEGAL, INVESTMENT, ACCOUNTING AND TAX ADVISORS OF THE MERITS AND RISKS OF INVESTMENT IN THE FUND IN LIGHT OF THEIR OWN CIRCUMSTANCES AND FINANCIAL CONDITION PRIOR TO INVESTING IN THE FUND.

The following risks may be directly applicable to the Fund or may be indirectly applicable through the Fund’s credit investments, including through portfolio companies (“Portfolio Companies”). The Fund’s investment program is speculative and entails substantial risks. In considering participation in the Fund, prospective investors should be aware of certain risk factors, which include the following:

General

No Assurance of Investment Return. The Fund cannot provide assurance that it will be able to choose, make and realize any particular investments or otherwise implement the Fund’s investment strategy, or that investments will generate expected returns. Moreover, the Fund cannot provide assurance that Shareholders will receive a return on their investment in the Fund’s Shares or any distribution from the Fund within a specific period of time. Past performance of investment entities associated with ECM or ECM’s investment professionals is not necessarily indicative of future results or performance and there can be no assurance that the Fund will achieve comparable results. Accordingly, investors should draw no conclusions from the performance of any other investments of the Adviser or its affiliates and should not expect to achieve similar results. An investment in the Fund involves a risk of partial or total loss of capital and should only be considered by potential investors with high tolerance for risk. An investor should only invest in the Fund as a part of an overall investment strategy, and only if the investor is able to withstand a total or substantial loss of their investment.

Limited Operating History; Past Performance and Role of the Adviser and its Professionals. The Fund has a limited operating history and therefore has no material operating history upon which potential investors may evaluate past or future performance. The past performance of the Adviser or its affiliates and their investment professionals, as with all performance data, can provide no assurance of future results. Investors in the Fund are placing their entire investment in the discretion of, and are dependent upon the skill and experience of, the Adviser and its affiliates. Shareholders will be relying on the ability of the Adviser and its affiliates to select investments to be made by the Fund.

Although the Adviser’s investment professionals have considerable prior experience in making investments in private and liquid credit assets and other investments, prospective investors should draw no conclusions from the prior experience of the Adviser’s investment professionals or the performance of any investments or funds and should not expect the Fund to achieve similar returns. The success of the Fund will be dependent, in whole or in part, on the skill and management of the Adviser’s investment professionals, the Adviser’s ability to identify (and willingness to provide acceptable compensation to attract, retain and motivate) talented investment and non-investment professionals and, as more fully discussed below, the management talent of the Fund’s Portfolio Companies. There can be no assurance that the Adviser will be able to hire and retain any current or future personnel that it seeks to maintain or add to its roster of investment professionals.

There is ever-increasing competition among alternative asset firms, financial institutions, private equity and private credit firms, investment managers, real estate investment companies, real estate investment trusts (“REITs”) and other industry participants for hiring and retaining qualified investment professionals. There can be no assurance that any current or future professionals will continue to be associated with the Adviser throughout the life of a particular investment or of the Fund. A loss of the services of one or more professionals could impair the Adviser’s ability to provide services to the Fund and therefore could have a negative effect on the Fund and its Shareholders. In addition, the Adviser’s investment professionals may work on other projects for the Adviser and/or its affiliates. Conflicts of interest are expected to arise in allocating management time, services or functions.

Moreover, the Fund is subject to all of the business risks and uncertainties associated with any new investment fund, including the risk that it will not achieve its investment objectives and that the value of the Shares could decline substantially. Such risks may be exacerbated as a result of the matters discussed above.

Repurchase Offers Risk. The Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, will conduct quarterly repurchase offers of the Fund’s outstanding Shares at NAV, with the size of the repurchase offer subject to approval of the Board. In all cases, such repurchase offers will be for at least 5% and not more than 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares (in the aggregate across all share classes) at NAV (either by number of shares or aggregate NAV) subject to the approval of the Board. The Fund believes that these repurchase offers are generally beneficial to the Fund’s Shareholders, and repurchases may be funded from available cash, borrowings, subscription proceeds or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in increased portfolio turnover and untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. If at any time cash and other cash equivalents held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments, including liquid investments. If, as expected, the Fund employs investment leverage, repurchases of Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income. If a repurchase offer is oversubscribed, the Fund may, but is not required to, determine to increase the amount repurchased by up to 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline. In the event that the Fund determines not to repurchase more than the repurchase offer amount, or if Shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, Shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A Shareholder may be subject to market, foreign currency and other risks, and the NAV of Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Shares is determined. In addition, the repurchase of Shares by the Fund may be a taxable event to Shareholders.

Reliance on the Adviser. The Adviser, with oversight by the Board, will have exclusive responsibility for management and oversight of the Fund’s activities. Shareholders will not have the right to make or evaluate any investment made by the Fund, or other decisions concerning management of the Fund and its Portfolio Companies and will not receive the amount of any Fund or Portfolio Company’s financial information that is generally available to the Adviser. Accordingly, Shareholders are dependent upon the judgment and ability of the Adviser to source investments and invest and manage the portfolio of the Fund. The Adviser will generally have sole and absolute discretion in structuring, negotiating and purchasing, financing and eventually divesting investments on behalf of the Fund. Accordingly, no potential investor who is unwilling to entrust all aspects of the management of the Fund to the Adviser should invest in the Fund.

Role of Eldridge Professionals. The power to grant approval for the Fund to acquire a particular investment, finance or refinance any new or existing investment or dispose of an existing investment rests with the Adviser. Accordingly, the success of the Fund depends in part upon the skill and management expertise of the Adviser’s professionals. Their interests in ECM and/or Eldridge Industries and the vesting and potential forfeiture terms to which their interests are subject, are intended to financially discourage them from leaving the ECM, but there is ever-increasing competition among industry participants for hiring and retaining qualified investment professionals. There can be no assurance that any professional will continue to be associated with or involved in the Fund throughout the life of the Fund or that any new hires or replacements will meet expectations. Further, the time, dedication and scope of work of a professional varies considerably. Investment decisions are often considered by the Adviser or otherwise by multiple investment professionals. Discussion and debate among them are generally helpful to the investment decision making process but excessive disagreement could adversely impact the Fund. Finally, the Adviser’s investment professionals work on a variety of projects for the Adviser or its affiliates and have other roles within Eldridge, which will result in less than all of their time and attention being allocated to the Fund, and the ability of the members of the Investment Team to access other professionals and resources within Eldridge for the benefit of the Fund may be limited. (See also “—Allocation of Personnel” herein.)

Additional investment professionals are expected to join the Investment Team over the life of the Fund. The success of the Fund will be dependent, in whole or in part, on the ability of new investment professionals to be successfully integrated into ECM. While members of the Investment Team and the Investment Committee are expected to devote such business time to the activities of the Fund as is necessary to conduct the business and affairs of the Fund in an appropriate manner, the same members work on other projects and have other responsibilities at ECM, and, therefore, conflicts of interest may arise in allocating management time, services or functions, and ECM and the ability of the members of the Investment Team to access other professionals and resources within ECM for the benefit of the Fund as described in this Prospectus may be limited. Such access may also be limited by the internal compliance policies of the Adviser or other legal or business considerations, including those constraints generally discussed herein.

Seed Investor Risk. The Adviser and/or its affiliates may make payments, and/or offer fee adjustments for other services provided by the Adviser, to one or more investors that contribute seed capital to the Fund. Such payments and fee adjustments may continue for a specified period of time and/or until a specified dollar amount is reached. Any such payments will be made from the assets of the Adviser and/or its affiliates (and not the Fund), and any such fee adjustments will be made to services by the Adviser that are unrelated to the Fund (and not to any Fund fees or expenses). Seed investors may contribute all or a majority of the assets in the Fund and may hold a significant portion of the Fund’s outstanding Shares for some period of time. There is a risk that such seed investors may request the repurchase of all or part of their Shares, particularly after payments from the Adviser and/or its affiliates have ceased. As with repurchase requests by other large Shareholders, such repurchase requests could have a significant negative impact on the Fund including by reducing the Fund’s liquidity, causing the Fund to realize gains that could be distributed and taxable to remaining Shareholders and increasing the Fund’s transaction costs. A large repurchase request may also use up capacity under the caps of the Fund’s quarterly share repurchase offers and may result in repurchase requests being fulfilled on a pro rata basis.

Incentive Fee. The Investment Management Agreement entitles the Adviser to receive incentive compensation on income regardless of any capital losses. In such case, the Fund may be required to pay the Adviser incentive compensation for a calendar quarter even if there is a decline in the value of the Fund’s portfolio or if the Fund incurs a net loss for that quarter. The Incentive Fee payable by the Fund to the Adviser may create an incentive for it to make investments on the Fund’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the Incentive Fee payable to the Adviser is determined may encourage it to use leverage to increase the return on the Fund’s investments. Because any Incentive Fee payable by the Fund relates to its pre-incentive fee net investment income, the Incentive Fee may be computed and paid on income that may include interest that has been accrued but not yet received. If an investment defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the Incentive Fee will become uncollectible.

The Incentive Fee is computed and paid on pre-incentive fee net investment income that may include interest that has been accrued but not yet received in cash, such as market discount, debt instruments with payment-in-kind (“PIK”) interest, preferred stock with PIK dividends and zero-coupon securities. This compensation arrangement creates an incentive for the Adviser to make investments on the Fund’s behalf that are riskier or more speculative, including debt financings that provide for deferred interest, rather than current cash payments of interest. Under these investments, the Fund accrues the interest over the life of the investment but does not receive the cash income from the investment until the end of the term. The Fund’s calculation of pre-incentive fee net investment income, however, includes accrued interest. The Adviser has an incentive to invest in deferred interest securities in circumstances where it would not have done so but for the opportunity to continue to earn the fees even when the issuers of the deferred interest securities would not be able to make actual cash payments to the Fund on such securities. The Adviser is not under any obligation to reimburse the Fund for any part of the Incentive Fee it received that was based on accrued income that the Fund never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in the Fund’s paying an Incentive Fee on income it never received. This could result in higher investment losses, particularly during economic downturns.

Market Conditions

Highly Competitive Market for Investment Opportunities; Operators and Other Partners. Identifying, closing and realizing attractive investments that fall within the Fund’s investment mandate is highly competitive and involves a high degree of uncertainty and significant competition for such investments could develop. In addition, developing and maintaining relationships with joint venture or operating partners or management teams, on which some of the Fund’s strategy depends, is highly competitive. A failure by the Adviser to identify attractive investment opportunities, develop new relationships and maintain existing relationships with joint venture partners and other industry participants would adversely impact the Fund. The Adviser competes for investment opportunities and potential joint venture partners with other investment funds, corporations, individuals, companies, financial institutions (such as investment and mortgage banks and pension funds), sovereign wealth funds and other investors. In addition, the Adviser, and other investment funds or client accounts managed, advised or sponsored by the Adviser or its affiliates, in each case including any parallel funds, alternative investment vehicles and other similar vehicles relating thereto (collectively, “Other Accounts”) that have investment objectives that are adjacent to or overlap with those of the Fund (whether now in existence or subsequently established) may share and/or receive priority with respect to certain investment opportunities falling within the primary focus of such Other Accounts or otherwise receive allocations of investments otherwise appropriate for the Fund. New competitors consistently enter the market, and in some cases existing competitors combine in a way that increases their strength in the market. It is possible that competition for appropriate investment opportunities could increase, which may also require the Fund potentially to participate in auctions more frequently. The outcome of these auctions cannot be guaranteed, thus potentially reducing the number of investment opportunities available to the Fund and potentially adversely affecting the terms, including price, upon which investments can be made. The Fund intends to be selective in its approach to targeting investments, and there is no guarantee that investments meeting the Fund’s investment criteria will be available or that all of the Fund’s investments will meet such criteria.

General Economic and Market Conditions. The credit markets generally, and the Fund’s investment activities could be affected by general economic and market conditions, as well as a number of other economic factors that are outside of the Adviser’s control, such as interest rates, availability and spreads of credit, credit defaults, inflation rates, economic uncertainty, changes in tax, currency control and other applicable laws and regulations (including laws and rates relating to the taxation of the Fund’s investments), trade barriers, general economic and market conditions and activity, technological developments and national and international political, environmental and socioeconomic circumstances (including wars, terrorist acts or security operations) and foreign ownership restrictions. Market disruptions in a single country could cause a worsening of conditions on a regional and even global level. General fluctuations in the market prices of securities and interest rates or worsening of general economic and market conditions would likely affect the level and volatility of securities prices and the liquidity of the Fund’s investments, which could impair the Fund’s profitability, result in losses and impact the Shareholders’ investment returns. The Adviser’s financial condition may be adversely affected by a significant general economic downturn and it may be subject to legal, regulatory, reputational and other unforeseen risks that could have a material adverse effect on the Adviser’s business and operations and thereby could impact the Fund. A depression, recession, slowdown and/or sustained slowdown in the global economy or one or more regional markets (or any particular segment thereof), a weakening of credit markets (including a perceived increase in counterparty default risk) or an adverse development in prevailing market trends would have a pronounced impact on the Adviser, the Fund and the Fund’s Portfolio Companies (which would likely be exacerbated by the presence of leverage in a particular Portfolio Company’s capital structure) and could adversely affect their profitability, creditworthiness and ability to execute on their business plans, satisfy existing obligations, make and realize investments successfully and originate or refinance credit or draw on existing financings and commitments which in turn may have an adverse impact on the business and operations of the Fund.

Recent volatility in the global financial markets and political systems of certain countries may have adverse spill-over effects into the global financial markets generally and U.S. markets in particular. Moreover, a recession, slowdown and/or sustained downturn in the global economies (or any particular segment thereof) or weakening of credit markets will adversely affect the Fund’s profitability, impede the ability of the Fund’s Portfolio Companies to perform under or refinance their existing obligations, and impair the Fund’s ability to effectively exit investments on favorable terms. (See also “—Recent Developments in the Banking Sector”). Any of the foregoing events could result in substantial or total losses to the Fund in respect of certain investments, which losses will likely be exacerbated by the presence of leverage in a particular Portfolio Company’s capital structure. The Adviser itself could also be affected by difficult conditions in the capital markets and any overall weakening of the financial services industry in particular or of the U.S. and/or global economies generally. See also “—Trade Policy” herein.

Financial Market Fluctuations; Availability of Financing. Declines or volatility in financial markets would adversely affect the value of the Fund’s investments. A significant market fluctuation often decreases tolerance for counterparty risks, which can negatively impact financial institutions, even causing their failure as occurred in the most recent global economic downturn. The Fund and its Portfolio Companies expect to regularly seek to obtain new debt and refinance existing debt, including in the liquid debt markets, and significant declines in pricing of debt securities or increases in interest rates, or other disruptions in the credit markets, would make it difficult to carry on normal financing activities, such as obtaining committed debt financing for acquisitions, bridge financings or permanent financings. Tightening of loan underwriting standards, which often occur during market disruptions, can have a negative impact including through reduction of permitted leverage levels and increased requirements for borrower quality. The Fund’s ability to generate attractive investment returns will be adversely affected by any worsening of financing terms and availability.

Inflation. The U.S. and other developed economies are experiencing higher than normal inflation rates. It remains uncertain whether the substantial inflation in the U.S. and other developed economies will be sustained over an extended period of time or have a significant effect on the U.S. or other economies. Inflation and rapid fluctuations in inflation rates have had in the past, and may in the future have, negative effects on economies and financial markets, particularly in emerging economies. For example, if a Portfolio Company is unable to increase its revenue in times of higher inflation, its profitability may be adversely affected and may have revenues linked to some extent to inflation, including, without limitation, by government regulations and contractual arrangements. As inflation rises, a Portfolio Company may earn more revenue but incur higher expenses. As inflation declines, a Portfolio Company may not be able to reduce expenses commensurate with any resulting reduction in revenue. Furthermore, wages and prices of inputs increase during periods of inflation, which can negatively impact returns on investments. In an attempt to stabilize inflation, countries may impose wage and price controls or otherwise intervene in the economy, and certain central banks have raised interest rates. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Some countries have historically experienced substantial rates of inflation. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging economies. In an attempt to stabilize inflation, certain countries have imposed wage and price controls at times. Past governmental efforts to curb inflation have also involved more drastic economic measures that have had a materially adverse effect on the level of economic activity in the countries where such measures were employed. Tariffs, to the extent imposed by the U.S. government on foreign nations and vice versa, could cause inflation to rise in the U.S. and in countries in which Portfolio Companies operate, which could have negative effects on the Fund’s returns.

Recent Developments in the Banking Sector. Actual events involving limited liquidity, defaults, nonperformance or other adverse developments that affect financial institutions, transactional counterparties or other companies in the financial services industry or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, have in the past and may in the future lead to market-wide liquidity problems. In particular, recent bank closures in the U.S. and Europe have caused uncertainty for financial services companies and fear of instability in the global financial system generally. Recent developments, such as the UBS Group AG’s acquisition of Credit Suisse Group AG and JPMorgan Chase Bank’s assumption of all of First Republic Bank’s deposits and substantially all of its assets, may also have other implications for broader economic and monetary policy, including interest rate policy, and may impact the financial condition of banks and other financial institutions outside of the U.S. In addition, certain financial institutions – in particular smaller and/or regional banks but also certain global systematically important banks – have experienced volatile stock prices and significant losses in their equity value, and there is concern that depositors at these institutions have withdrawn, or will withdraw in the future, significant sums from their accounts at these institutions. Notwithstanding intervention by U.S. governmental agencies to stabilize the banking sector and to protect the uninsured depositors of banks that have recently closed, there is no guarantee that the uninsured depositors of a financial institution that closes (which depositors could include the Fund and/or its Portfolio Companies) will be made whole or, even if made whole, that such deposits will become available for withdrawal in short order. There is a risk that other banks, or other financial institutions, will be similarly impacted, and it is uncertain what steps (if any) regulators would take in such circumstances. As a consequence, for example, the Fund and/or its Portfolio Companies may be delayed or prevented from accessing money, making any required payments under their own debt or other contractual obligations or pursuing key strategic initiatives, and shareholders could be impacted in their ability to receive distributions. In addition, such bank failures or instability could affect, in certain circumstances, the ability of both affiliated and unaffiliated joint venture partners, co-lenders, syndicate lenders or other parties to undertake and/or execute transactions with the Fund, which in turn would result in fewer investment opportunities being made available to the Fund, shortfalls or defaults under existing investments, or impact the Fund’s ability to provide additional follow-on support to Portfolio Companies. In addition, in the event that a financial institution that provides credit facilities and/or other financing to the Fund or its Portfolio Companies closes or experiences distress, there can be no assurance that such bank will honor its obligations or that the Fund or such Portfolio Companies will be able to secure replacement financing or capabilities at all or on similar terms. There can be no assurances that the Fund or its Portfolio Companies will establish banking relationships with multiple financial institutions, and the Fund and its Portfolio Companies are expected to be subject to contractual obligations to maintain all or a portion of their respective assets with a particular bank (including, without limitation, in connection with a credit facility or other financing transaction). Uncertainty caused by recent bank failures – and general concern regarding the financial health and outlook for other financial institutions – could have an overall negative effect on banking systems and financial markets generally. There is a risk that these recent developments will also have other implications for broader economic and monetary policy, including interest rate policy, and may impact the financial condition of banks and other financial institutions globally. For the foregoing reasons, there can be no assurances that conditions in the banking sector and in global financial markets will not worsen and/or adversely affect the Fund, its Portfolio Companies or their respective financial performance.

Investment Strategy Risk

Credit Risk. One of the fundamental risks associated with the Fund’s investments is credit risk, which is the risk that an underlying issuer or borrower will be unable to make principal and interest payments on its outstanding debt or other payment obligations when due or otherwise defaults on its obligations to the Fund and/or that the guarantors or other sources of credit support for such persons do not satisfy their obligations. The Fund’s return to Shareholders would be adversely impacted if an underlying issuer of debt investments or other instruments or a borrower under a loan in which the Fund invests were to become unable to make such payments when due.

Although the Fund can make investments that the Adviser believes are secured by specific collateral the value of which can initially exceed the principal amount of such investments or the Fund’s fair value of such investments, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to enforce rights against and realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment could be released without the consent of the Fund or the Fund’s expected rights to such collateral could, under certain circumstances, be voided or disregarded. The Fund’s investments in secured debt could be unperfected for a variety of reasons, including the failure to make required filings by lenders and, as a result, the Fund might not have priority over other creditors as anticipated. The Fund can also invest in leveraged loans, high yield securities, marketable and non-marketable common and preferred equity securities and other unsecured investments, each of which involves a higher degree of risk than senior secured loans. Furthermore, the Fund’s right to payment and its security interest, if any, could be subordinated to the payment rights and security interests of a senior lender, to the extent applicable. Certain of these investments can have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In addition, certain instruments can provide for payments-in-kind, which have a similar effect of deferring current cash payments. In such cases, a Portfolio Company’s ability to repay the principal of an investment could depend on a liquidity event or the long-term success of the Portfolio Company, the occurrence of which is uncertain.

With respect to the Fund’s investments in any number of credit products, if the borrower or issuer breaches any of the covenants or restrictions under the credit agreement or indenture that governs loans or securities of such issuer or borrower, it could result in a default under the applicable indebtedness as well as the indebtedness held by the Fund. Such default could allow the creditors to accelerate the related debt and could result in the acceleration of any other debt to which a cross-acceleration or cross-default provision applies. This could result in an impairment or loss of the Fund’s investment or result in a pre-payment (in whole or in part) of the Fund’s investment.

Similarly, while the Fund will generally target investing in companies it believes are of high quality, these companies could still present a high degree of business and credit risk. Credit risk can change over the life of the Fund’s investment. Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or economic and financial market downturns and dislocations. As a result, companies that the Fund expected to be stable or improve could operate, or expect to operate, at a loss or have significant variations in operating results, could require substantial additional capital to support their operations or maintain their competitive position, or could otherwise have a weak financial condition or be experiencing financial distress.

Default and Recovery Rates of Loans and High Yield Securities. There are varying sources of statistical default and recovery rate data for loans and high yield securities and numerous methods for measuring default and recovery rates. The historical performance of the high yield market or the leveraged loan market is not necessarily indicative of its future performance.

Prepayment Risk. The value of the Fund’s assets can be affected by prepayment rates on loans or securities. Prepayment rates are influenced by changes in interest rates and a variety of economic, geographic and other factors beyond the Fund’s control. Therefore, the frequency at which prepayments (including voluntary prepayments by borrowers and liquidations due to defaults and insolvency) occur in respect of the Fund’s investments can adversely impact the Fund and prepayment rates cannot be predicted with certainty, making it impossible to insulate the Fund from prepayment or other such risks. Early prepayments give rise to increased reinvestment risk, including, for example, when the prevailing level of interest rates falls, the Fund could be unable to reinvest cash in a new investment with an expected rate of return at least equal to that of the investment prepaid.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

High Yield Debt. The Fund can invest in debt securities that are classified as “higher-yielding” (and, therefore, higher-risk) debt securities. In most cases, such debt will be rated below “investment grade” or will be unrated and will face both ongoing uncertainties and exposure to adverse business, financial or economic conditions and the issuer’s failure to make timely interest and principal payments. The market for high yield securities has experienced periods of volatility and reduced liquidity. Securities in the lower rated categories and comparable non-rated securities are subject to greater risk of loss of principal and interest than higher rated and comparable non-rated securities and are generally considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. They are also generally considered to be subject to greater risk than securities with higher ratings or comparable non-rated securities in the case of deterioration of general economic conditions. It is possible that high yield securities are subordinated to certain other outstanding securities and obligations of the issuer, which can be secured by all or substantially all of the issuer’s assets. High yield securities could also not be protected by financial covenants or limitations on additional indebtedness. The market values of certain of these debt securities can reflect individual corporate developments. General economic recession or a major decline in the demand for products and/or services in the industry in which the issuer operates would likely have a material adverse impact on the value of such securities or could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default of such securities. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, can also decrease the value and liquidity of these high yield debt securities.

Distressed Investments; Restructurings. The Fund might make investments in companies that subsequently become distressed. Certain of the Fund’s investments could, therefore, include specific investments in companies that become highly leveraged, with significant burdens on cash flow, and, therefore, involve a high degree of financial risk. The Fund’s investments will mostly be privately originated and illiquid but can include liquid or publicly traded securities. Such investments can be considered speculative and subject to a high degree of risk and the ability of the relevant issuers to pay their debts on schedule could be adversely affected by interest rate movements, changes in the general economic climate or the economic factors affecting a particular industry, or specific developments within such companies. There is no assurance that the Adviser will correctly evaluate the value of the assets collateralizing the Fund’s loans or the prospects for a successful reorganization or similar action.

To the extent the Fund invests in the securities of companies that are and/or subsequently become involved in bankruptcy proceedings, reorganizations or financial restructurings, such companies can face pending covenant violations or significant debt maturities. In such a case, the Fund could have a more active participation in the affairs of such issuers than is generally assumed by an investor. Such investments could, in certain circumstances, subject the Fund to certain additional potential liabilities, which can exceed the value of the Fund’s original investment therein. For example, under certain circumstances, a lender who has inappropriately exercised control over the management and policies of a debtor could have its claims subordinated or disallowed or could be found liable for damages suffered by parties as a result of such actions. Furthermore, such investments could also subject the Fund to litigation risks or prevent the Fund from disposing of securities. In any reorganization or liquidation proceeding relating to a Portfolio Company or investment, the Fund could lose its entire investment, could be required to accept cash or securities with a value less than the Fund’s original investment and/or could be required to accept payment over an extended period of time. In addition, under certain circumstances, payments to the Fund can be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance, preferential payment, or similar transaction under applicable bankruptcy and insolvency laws. As more fully discussed below, in a bankruptcy or other proceeding, the Fund as a creditor could be unable to enforce its rights in any collateral or could have its security interest in any collateral challenged or disallowed, and its claims could be subordinated to the claims of other creditors.

The market for distressed securities is expected to be less liquid than the market for securities of companies that are not distressed. A substantial length of time might be required to liquidate investments in securities that become distressed. Furthermore, at times, a major portion of an issuance of distressed securities can be held by relatively few investors, and the market can be limited to a narrow range of potential counterparties, such as other financial institutions that become distressed. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the Adviser believes it advisable to do so or could only be able to sell such securities at a loss. The Fund could also find it more difficult to determine the fair market value of distressed securities for purposes of computing the Fund’s net asset value. In some cases, the Fund can be prohibited by contract from selling its investments for a period of time.

Loans. The Fund will invest in loans (in cash and synthetic form), the value of which can be detrimentally affected to the extent a borrower defaults on its obligations. While the Adviser can, in certain instances, attempt to minimize this risk by obtaining collateral, there can be no assurance that the value assigned by the Adviser to collateralize an underlying loan can be realized upon liquidation, nor can there be any assurance that any such collateral will retain its value. Furthermore, circumstances could arise (such as in the bankruptcy of a borrower) that could cause the Fund’s security interest in the loan’s collateral to be invalidated. Also, much of the collateral will be subject to restrictions on transfer intended to satisfy securities regulations, which will limit the number of potential purchasers if the Fund intends to liquidate such collateral. The amount realizable with respect to a loan can be detrimentally affected if a guarantor, if any, fails to meet its obligations under a guarantee. Finally, there can be a monetary, as well as a time cost involved in collecting on defaulted loans and, if applicable, taking possession of various types of collateral.

Additionally, adverse credit events with respect to any Portfolio Company, such as missed or delayed payment of interest and/or principal, bankruptcy, receivership or distressed exchange, can significantly diminish the value of the Fund’s investment in any such Portfolio Company.

Bank Loans and Participations. To the extent that the Fund invests in bank loans and participations, these obligations are subject to unique risks, including, without limitation: (i) the possible invalidation of an investment transaction as a fraudulent conveyance under the applicable creditors’ rights laws; (ii) so-called lender liability claims by the issuer of the obligations; (iii) environmental and/or other liabilities that could arise with respect to collateral securing the obligations; (iv) adverse consequences resulting from participating in such instruments with other institutions with lower credit quality; and (v) limitations on the ability of the Fund to directly enforce its rights with respect to participations. The loans invested in by the Fund could include term loans and revolving loans, could pay interest at a fixed or floating rate and could be senior or subordinated.

Successful claims by third parties arising from these and other risks, absent bad faith, could be borne by the Fund. Bank loans are frequently traded on the basis of standardized documentation which is used in order to facilitate trading and market liquidity. There can be no assurance, however, that future levels of supply and demand in bank loan trading will provide an adequate degree of liquidity, that the current level of liquidity will continue or that the same documentation will be used in the future. The settlement of trading in bank loans often requires the consent of the borrower or the involvement of third parties, such as administrative or syndication agents, and there presently is no central clearinghouse or authority that monitors or facilitates the trading or settlement of all bank loan trades. Often, settlement can be delayed due to the actions of a third party or counterparty, and adverse price movements can occur in the time between trade and settlement, which could result in adverse consequences for the Fund. The failure to satisfy certain contractually imposed settlement requirements results in the forfeiture of delayed compensation, as provided for under The Loan Syndications and Trading Association (“LSTA”) Standard Terms and Conditions for Par/Near Par Trade Confirmations, or delayed settlement compensation, as provided for in the relevant Loan Market Association (“LMA”) secondary trading documentation (as applicable). The Fund will bear any such consequences.

The Fund can acquire interests in bank loans either directly (by way of sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a contracting party under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. In addition, if the Fund acquires loans pursuant to an assignment, it is possible that the Fund’s claims can be subject to attack (i.e., equitable subordination or disallowance) on account of the conduct of the transferee. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating out the interest and not with the borrower. In purchasing participations, the Fund will not have established any direct contractual relationship with the borrower and therefore the Fund will have neither a right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund will not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. The Fund will be required to rely on the lender or the participant that sold the participation not only for the enforcement of the Fund’s rights against the borrower but also for the receipt and processing of payments due to the Fund under the participation. As a result, it is possible that the Fund assumes the credit risk of both the borrower and the institution selling the participation to the Fund. Because it could be necessary to assert through the selling lender or participant such rights as can exist against the borrower, in the event the borrower fails to pay principal and interest when due, such assertion of rights against the borrower could be subject to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights against the borrower directly. In certain circumstances, investing in the form of a participation can be the most advantageous or only route for the Fund to make or hold an investment, including in light of limitations relating to local laws or the willingness of administrative agents or borrowers to allow the Fund to become a direct lender. Certain investments have restrictions on assignments and participations which can negatively impact the Fund’s ability to exit from all or part of its investment. The Fund can invest in bank loans that are, or could become, below investment grade. In terms of liquidity with respect to such investments, there can be no assurance that levels of supply and demand in bank loan trading will provide an adequate degree of liquidity for the Fund’s investments therein. In addition, to the extent the Fund makes investments in stressed or distressed bank loans, such loans are often less liquid than performing bank loans.

“High-Grade” or “Investment Grade” Credit Investments. Some of the Fund’s assets are also expected to be invested in investments relating to “high-grade” or “investment grade” debt or debt instruments determined by the Adviser to be of reasonably high credit quality. Such investments are not immune from the credit risks associated with credit instruments that are not “high-grade” or “investment grade” and may subsequently become non-investment grade as a result of financial difficulties encountered by the issuers or borrowers or otherwise as a result of market conditions in the credit and interest rate markets and prevailing monetary and fiscal policies enacted by governments and monetary authorities. No assurance can be made with respect to recovery of principal or timely payment of interest payments, or that losses may not otherwise be incurred in respect of the Fund even to the extent invested in “high- grade” or “investment grade” credit investments.

Nature of Investment in Senior Loans. The Fund’s investments are expected to include, but are not limited to, first lien senior secured debt and second lien senior secured debt (including unitranche loans, which have embedded first lien and junior secured risk in a single investment), each of which involves a higher degree of risk of a loss of capital.

The factors affecting an issuer’s first lien and second lien loans, and its overall capital structure, are complex. Some first lien and second lien loans will not necessarily have priority over all other unsecured debt of an issuer. For example, some first lien and second lien loans could permit other secured obligations (such as overdrafts, swaps or other derivatives made available by members of the syndicate to the company), or involve first liens only on specified assets of an issuer (e.g., excluding real estate). Issuers of first lien loans could have multiple tranches of first lien debt outstanding, each with first liens on separate collateral or could share first liens on the same collateral with one or more other tranches of first lien debt. Furthermore, liens with respect to primarily U.S. financings generally only cover U.S. assets, and non-U.S. assets are not included (other than, for example, where a borrower pledges a portion of the stock of first-tier non-U.S. subsidiaries). In the event of Chapter 11 filing by an issuer, the U.S. Bankruptcy Code authorizes the issuer to use a creditor’s collateral and to obtain additional credit by grant of a prior lien on its property, senior even to liens that were first in priority prior to the filing, as long as the issuer provides what the presiding bankruptcy judge considers to be “adequate protection,” which can but need not always consist of the grant of replacement or additional liens or the making of cash payments to the affected secured creditor. The imposition of prior liens on the Fund’s collateral would adversely affect the priority of the liens and claims held by the Fund and could adversely affect the Fund’s recovery on its leveraged loans.

Any secured debt is secured only to the extent of its lien and only to the extent of the value of underlying assets or incremental proceeds on already secured assets. Moreover, underlying assets are subject to credit, liquidity, and interest rate risk. Although the amount and characteristics of the underlying assets selected as collateral can allow the Fund to withstand certain assumed deficiencies in payments occasioned by the borrower’s default, if any deficiencies exceed such assumed levels or if underlying assets are sold it is possible that the proceeds of such sale or disposition will not be sufficient to satisfy the amount of principal and interest owed to the Fund in respect of its investment.

It is possible that the borrowers on loans constituting the Fund’s assets seek the protection afforded by bankruptcy, insolvency and other debtor relief laws. One of the protections offered in certain jurisdictions in such proceedings is a stay on required payments on such securities or loans. A stay on payments to be made on the assets of the Fund could adversely affect the value of those assets and the Fund itself. Other protections in such proceedings could include forgiveness of debt, the ability to create super-priority liens in favor of certain creditors of the debtor and certain well-defined claims procedures (such actions together with other similar actions, collectively, the “Specified Actions”). Additionally, the numerous risks inherent in the insolvency process create a potential risk of loss by the Fund of its entire investment in any particular investment. Insolvency laws will, in certain jurisdictions, result in a restructuring of the debt without the Fund’s consent under the “cramdown” provisions of applicable insolvency laws and can also result in a discharge of all or part of the debt without payment to the Fund. In other circumstances, the Fund and/or its affiliates can lead and/or participate in the subset of lenders taking one or more Specified Actions, which could adversely affect the priority of liens and claims held by the non-participating lenders or claimholders, adversely affect the recovery of their investments, or otherwise have an adverse effect on their interests or claims. The Fund could be subject to litigation in connection with its participation in Specified Actions. The outcome of such proceedings could materially adversely affect the value of the Fund and could continue without resolution for long periods of time. Any litigation likely will consume substantial amounts of the Adviser’s time and attention, and that time and allocation of resources to litigation could, at times, be disproportionate to the amounts at stake in the litigation.

Debt instruments and loans originated by the Fund could be or become non-performing and possibly in default following their acquisition for a wide variety of reasons. Such non-performing instruments or loans can require a substantial amount of workout negotiations or restructuring, which could entail, among other things, a substantial reduction in the interest rate and a substantial writedown of principal. It is possible that the Adviser finds it necessary or desirable to foreclose on collateral securing one or more loans purchased by the Fund. The foreclosure process varies jurisdiction by jurisdiction and can be lengthy and expensive. Borrowers often resist foreclosure actions, which often prolongs and complicates an already difficult and time-consuming process. In some jurisdictions, foreclosure actions can take up to several years or more to conclude. During the foreclosure proceedings, a borrower might have the ability to file for bankruptcy, potentially staying the foreclosure action and further delaying the foreclosure process. Foreclosure litigation tends to create a negative public image of the collateral assets and can result in disrupting ongoing management of the company. There can be no assurance as to the amount and timing of payments, if any, with respect to any such debt instruments.

Senior secured credit facilities are generally syndicated to a number of different financial market participants. The documentation governing such facilities typically requires either a majority consent or, in certain cases, unanimous approval for certain actions in respect of the credit, such as waivers, amendments, or the exercise of remedies. In addition, voting to accept or reject the terms of a restructuring of a credit facility pursuant to a court-ordered plan of reorganization in an insolvency proceeding could be done on a class basis. As a result of these voting regimes, the Fund might not have the ability to control any decision in respect of any amendment, waiver, exercise of remedies, restructuring or reorganization of debts owed to the Fund.

Senior secured loans are also subject to other risks, including (i) the possible invalidation of a debt or lien as a “fraudulent conveyance,” (ii) the recovery as a “preference” of liens perfected or payments made on account of a debt in the period before a bankruptcy filing, (iii) equitable subordination claims by other creditors, (iv) “lender liability” claims by the issuer of the obligations and (v) environmental and/or other liabilities that could arise with respect to collateral securing the obligations. Decisions in bankruptcy cases have held that a secondary loan market assignee can be denied a recovery from the debtor in a bankruptcy if a prior holder of the loans either (a) received and did not return a preference or fraudulent conveyance or (b) engaged in conduct that would qualify for equitable subordination.

The Fund’s investments can be subject to early redemption features, refinancing options, pre-payment options or similar provisions that, in each case, could result in the issuer repaying the principal on an obligation held by the Fund earlier than expected. As a consequence, the Fund’s ability to achieve its investment objective could be adversely affected.

Failure of Servicers to Effectively Service Loans. The failure of servicers to effectively service the loans and/or pools thereof in which the Fund has an investment would materially and adversely affect the Fund. Most loans and securitizations thereof require a servicer to manage collections on each of the underlying loans. Both default frequency and default severity of loans may depend upon the quality of the servicer. The servicer’s quality is of significant importance in the management of loans (or pools thereof) and default issues related thereto. In the case of pools of securitized loans, servicers may be required to advance interest on delinquent loans to the extent the servicer deems those advances recoverable. In the event the servicer does not advance, interest payments may be interrupted even on more senior securities. Servicers may also advance more than is in fact recoverable once a defaulted loan is disposed, and the loss may be greater than the outstanding principal balance of that loan.

Loan Origination. The Adviser will originate loans on behalf of the Fund. In originating such loans, the Fund will compete with a broad spectrum of lenders, some of which could have greater financial resources than the Fund or could be willing to provide capital on better terms (from a borrower’s standpoint) than the Fund. The increased competition for, or a diminution in the available supply of, qualifying loans could result in lower yields on such loans, which could reduce returns to the Fund. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies, particularly companies experiencing significant business and financial difficulties, is high. There can be no assurance that the Adviser will correctly evaluate the value of the assets collateralizing these loans or the prospects for successful repayment or a successful reorganization or similar action.

Loan origination involves a number of particular risks that might not exist in the case of secondary debt purchases. It is possible that the Adviser has to rely more on its own resources to conduct due diligence of the borrower. As a result, the diligence is likely to be more limited than the diligence conducted for a broadly syndicated transaction involving an underwriter. Loan origination can also involve additional regulatory risks given licensing requirements for certain types of lending in some jurisdictions. The Adviser will attempt to ensure that the Fund’s investments are compliant with such regulations by reviewing and taking advice on loan origination regulations in each relevant country. However, the scope of these regulatory requirements (and certain permitted exemptions) can vary from jurisdiction to jurisdiction and can change from time to time.

There are also specific risks associated with originating loans to private and middle-market companies that might not exist in the case of large or publicly traded companies. Private and middle-market companies could have limited financial resources and limited access to capital. These limitations can increase the risk of their defaulting on their obligations, leaving creditors, such as the Fund, dependent on guarantees or collateral that they might have obtained. Further, these companies frequently have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which can render such companies more vulnerable to competition, market conditions and general economic downturns. There can also be less publicly available information about these companies as compared to public companies. Additionally, middle-market companies are more likely to depend on the management efforts of a small group of persons. As a result, the death, disability, resignation or termination of one or more of these persons in a given company could have a materially adverse impact on such company’s ability to meet its obligations. Further, these companies can have difficulty accessing the capital markets to meet future capital needs, which could limit the companies’ ability to grow or to repay their outstanding indebtedness upon maturity.

Whole Loan Securitizations. The Fund is permitted to securitize one or more loans to generate cash. Securitizing such loan or loans typically involves the creation of a wholly owned entity, the contribution of such loan or pool of loans to the entity and the issuance by the entity of securities or tranched loans to purchasers who would be expected to be willing to accept a substantially lower interest rate than the loans earn. The Fund generally expects to retain all or a portion of the equity in any such securitized loan or pool of loans and its retained equity would be exposed to any losses on such loans before any of the debt securities would be exposed to such losses. The Adviser and its affiliates will often be in a position of determining whether assets should be placed into a whole loan securitization or whether the Fund and Other Accounts should acquire such loans or other instruments directly, which can also create the potential for conflicts of interest as the Adviser and its affiliates manage Other Accounts with investment mandates that do not permit such Other Accounts to invest in whole loan securitizations. There can be no assurance that the Adviser or its affiliates will determine to seek to securitize assets in a manner that ensures that the Fund will be eligible to participate (or that such securitization will occur successfully) and the Adviser is permitted to make different determinations in good faith whether to seek to securitize certain assets which determination may differ from determinations to not securitize similar assets.

Nature of Mezzanine Debt Securities. Mezzanine debt securities generally will be unrated or have ratings or implied or imputed ratings below investment grade. They will be obligations of corporations, partnerships or other entities that are generally unsecured, typically are subordinated to other obligations of the obligor and generally have greater credit and liquidity risk than is typically associated with investment grade corporate obligations. While mezzanine debt investments and other loans or unsecured investments can benefit from the same or similar covenants as those enjoyed by the indebtedness ranking more senior to such investments and can benefit from cross-default provisions and security over the issuer’s assets, some or all of such terms might not be part of particular investments (for example, such investments might not be protected by financial covenants or limitations upon incurrence of additional indebtedness by the issuer). Accordingly, the risks associated with mezzanine debt securities include a greater possibility that adverse changes in the financial condition of the obligor or in general economic conditions (including a sustained period of rising interest rates or an economic downturn) could adversely affect the obligor’s ability to pay principal and interest on its debt. Many obligors on mezzanine debt securities are highly leveraged, and specific developments affecting such obligors, including reduced cash flow from operations or the inability to refinance debt at maturity, can also adversely affect such obligors’ ability to meet debt service obligations. Mezzanine debt securities are often issued in connection with leveraged acquisitions or recapitalizations, in which the issuers incur a substantially higher amount of indebtedness than the level at which they had previously operated. Default rates for mezzanine debt securities have historically been higher than has been the case for investment grade securities.

Junior, Unsecured Securities. The Fund is expected to acquire securities that are junior or unsecured instruments. This means that certain of the Fund’s investments can be unsecured. If the Portfolio Company in question becomes financially distressed or insolvent and does not successfully reorganize, the Fund will have no assurance (compared to those distressed securities investors that acquire only fully collateralized positions) that it will recover any of the principal that it has invested. Similarly, investments in “last out” pieces of unitranche loans will be similar to second lien loans in that such investments will be junior in priority to the “first out” piece of the same unitranche loan with respect to payment of principal, interest and other amounts. Consequently, the fact that debt is secured does not guarantee that the Fund will receive principal and interest payments according to the debt’s terms, or at all, or that the Fund will be able to collect on the debt should it be forced to enforce its remedies.

While such junior or unsecured investments can benefit from the same or similar financial and other covenants as those enjoyed by the indebtedness ranking more senior to such investments and can benefit from cross-default provisions and security over the issuer’s assets, some or all of such terms might not be part of particular investments. Moreover, the ability of the Fund to influence an issuer’s affairs, especially during periods of financial distress or following insolvency, is likely to be substantially less than that of senior creditors. For example, under typical subordination terms, senior creditors are able to block the acceleration of the junior debt or the exercise by junior debt holders of other rights they have as creditors. Accordingly, the Fund might not be able to take steps to protect its investments in a timely manner or at all, and there can be no assurance that the rate of return objectives of the Fund or any particular investment will be achieved. In addition, the debt securities in which the Fund will invest might not be protected by financial covenants or limitations upon additional indebtedness, could have limited liquidity and are not expected to be rated by a credit rating agency.

Early repayments of the Fund’s investments could have a material adverse effect on the Fund’s investment objectives and returns. In addition, depending on fluctuations of the equity markets and other factors, warrants and other equity investments could become worthless.

There can be no assurance that attempts to provide downside protection through contractual or structural terms with respect to the Fund’s investments will achieve their desired effect and potential investors should regard an investment in the Fund as being speculative and having a high degree of risk. Furthermore, the Fund has limited flexibility to negotiate terms when purchasing newly issued investments in connection with a syndication of mezzanine or certain other junior or subordinated investments or in the secondary market.

Adjustments to Terms of Investments. The terms and conditions of the loan agreements and related assignments may be amended, modified or waived only by the agreement of the lenders. Generally, any such agreement must include a majority or a supermajority (measured by outstanding loans or commitments) or, in certain circumstances, a unanimous vote of the lenders. Consequently, the terms and conditions of the payment obligation arising from loan agreements could be modified, amended or waived in a manner contrary to the preferences of the Fund, if a sufficient number of the other lenders concurred with such modification, amendment or waiver. There can be no assurance that any obligations arising from a loan agreement will maintain the terms and conditions to which the Fund originally agreed. Because the Fund may invest through participation interests and derivative securities, the Fund may not be entitled to vote on any such adjustment of terms of such agreements.

The exercise of remedies may also be subject to the vote of a specified percentage of the lenders thereunder. The Adviser will have the authority to cause the Fund to consent to certain amendments, waivers or modifications to the investments requested by obligors or the lead agents for loan syndication agreements. The Adviser may cause the Fund to extend or defer the maturity, adjust the outstanding balance of any investment, reduce or forgive interest or fees, release material collateral or guarantees, or otherwise amend, modify or waive the terms of any related loan agreement, including the payment terms thereunder. Any amendment, waiver or modification of an investment could adversely impact the Fund’s investment returns.

Participation on Creditors’ Committees. The Adviser is permitted to participate on unofficial “ad-hoc” or official creditors’ committees formed to negotiate the management of financially troubled companies that may or may not be in bankruptcy or the Adviser could seek to negotiate directly with the debtors with respect to restructuring issues. If the Adviser does join a creditors’ committee, whether official or unofficial, the participants of the committee would be interested in obtaining an outcome that is in their respective individual best interests and there can be no assurance of obtaining results most favorable to the Fund in such proceedings. By participating on such committees, the Adviser could be deemed to have duties to other creditors represented by the committees, which might expose the Adviser to liability to such other creditors who disagree with the Adviser’s actions. While the Adviser intends to comply with all applicable securities laws and to make judgments concerning restrictions on trading in good faith, the Adviser is permitted to invest in the company’s securities on behalf of the Fund and/or Other Accounts while engaged in the company’s restructuring activities. Such investing creates a risk of litigation and liability that could cause the Fund to incur significant legal fees and potential losses.

Revolving Credit Facilities. The Fund is permitted to invest in funded and unfunded revolving credit facilities (“Revolvers”). In some cases, the Fund will need to acquire a Revolver in order to participate in the term loan associated with such Revolver. In such scenarios, it is possible that the Revolver will not be drawn on unless the applicable Revolver borrower enters a period of financial distress, is pursuing an acquisition or utilizes the Revolver for working capital needs and/or for one or more non-ordinary course reasons. Notwithstanding the foregoing, because Revolvers can generally be drawn on short notice (such as with one (1) business day prior notice), the Fund could still need to hold cash reserves or use borrowings under a subscription or other credit facility in order to fund any draw on such Revolvers. Such cash reserves and/or interest costs and other expenses associated with any borrowings by the Fund will likely reduce, or be a drag on, the returns of the Fund, although the Fund will receive a nominal fee on the undrawn amount of any such Revolver. In addition, prediction of Revolver utilization is inherently subjective and might not take into account changes in credit quality and changes in cash flow, including working capital fluctuation and acquisition activity. While higher than expected utilization increases the current income of the Fund, it can also lower returns to the extent that the Fund needs to call capital to satisfy borrowing requests and will increase the Fund’s exposure to defaults by the borrower under the Revolver. There are also operating and financial risks of Revolver borrowers, as Revolver borrowers could deteriorate as a result of, among other factors, an adverse development in their business, a change in their competitive environment, or an economic downturn. As a result, Revolver borrowers that the Fund had expected to be stable could operate at a loss or have significant variations in operating results, could require substantial additional capital to support their operations or to maintain their competitive positions, or could otherwise have a weak financial condition or be experiencing financial distress. All of the foregoing could result in higher than expected draws on Revolvers and/or the inability of any Revolver borrower to repay any existing draws on such Revolver. Furthermore, the capital structure of a Revolver borrower that is subject to leverage will increase the exposure of such Revolver borrower to adverse economic factors (such as rising interest rates, changes in commodity prices, downturns in the economy or a deterioration in the condition of such Revolver borrower), each of which could impair such underlying Revolver borrower’s ability to finance its future operations and capital needs and could result in the imposition of restrictive financial and operating covenants or increase the risk of defaults by such Revolver borrower under a Revolver. If any such factors cause or contribute to such Revolver borrower’s inability to generate sufficient cash flow to meet principal and/or interest payments on its indebtedness or similar payments or obligations under any Revolver, such Revolver borrower’s flexibility to respond to changing business and economic conditions could be constrained materially and could increase the risk of default and/or insolvency and the value of Revolvers could be significantly reduced or even eliminated, and potentially resulting in the returns to the Fund being lower than would otherwise have been the case.

An additional concern in acquiring a Revolver is the possibility of material misrepresentation or omission on the part of the Revolver seller, the Revolver borrower or other credit support providers, or breach of covenant by any such parties. Such inaccuracy or incompleteness or breach of covenants could adversely affect the valuation of the collateral underlying the loans or the ability of the Revolver lenders to perfect or effectuate a lien on the collateral securing the loan or the Fund’s ability to otherwise realize on or avoid losses in respect of the investment. The Fund will rely upon the accuracy and completeness of representations made by any such parties to the extent reasonable, but cannot guarantee such accuracy or completeness.

A Subsidiary of the Fund has entered into the Revolving Loan. The Adviser has a conflict of interest between its obligation to act in the Fund’s best interest and its own best interest. Any such loans or advances made to the Subsidiary under the Revolving Loan will be consistent with applicable law, the Adviser’s fiduciary obligations to act in the Fund’s best interests, the Fund’s investment objectives, and the asset coverage ratio requirements under the 1940 Act. The terms associated with any such loans from the Adviser or its affiliates, including the interest charged, shall, in the aggregate, be no more favorable to the Adviser or its affiliates than could be obtained in an arm’s-length transaction but will not necessarily be on the same terms or at the same interest rate charged by the Adviser or its affiliates to other funds that they manage. Neither the Adviser nor any of its affiliates is obligated to extend any such loans to the Fund, and such loans will not necessarily be made available to the Fund in the same amounts or on the same economic terms as are made available to other funds advised by the Adviser or its affiliates, or at all. If the Fund is required to find third-party financing in place of or in addition to loans from the Adviser and its affiliates, such third-party financing could be at less favorable economic terms than the loans from the Adviser and its affiliates, which could reduce the Fund’s returns.

Preferred Securities Risk. Investments in preferred securities involve certain risks. Certain preferred securities contain provisions that allow an issuer under certain conditions to skip or defer distributions. If the Fund owns a preferred security and the issuer defers a distribution, under certain circumstances, the Fund may be required to include the amount of the deferred distribution in its taxable income for tax purposes although it does not currently receive such amount in cash. Preferred securities often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred securities are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred securities may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. government securities. Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board of directors and after the issuer makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the issuer’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks.

The Fund has the ability to invest in preferred equity interests which generally rank junior to all existing and future indebtedness but senior to common equity. In the event of a bankruptcy, liquidation, reorganization or other winding-up with respect to an issuer in which the Fund holds a preferred equity interest, the Fund would bear a risk of lost principal, in whole or in part, as such interests are generally not secured. In addition, while the Fund is expected to seek management rights in its equity investments, preferred equity generally has less governance rights than common equity, and investments in preferred equity may therefore be subject to risks of management decisions outside of the Fund’s control.

Risks Relating to Fraudulent Conveyances and Voidable Preferences by Issuers. Under U.S. legal principles, in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer of securities (including a bankruptcy trustee), if a court were to find that the issuer did not receive fair consideration or “reasonably equivalent value” for incurring the obligation or for granting security, and that after giving effect to such obligation or such security, the issuer (a) was insolvent, (b) was engaged in a business for which the remaining assets of such issuer constituted unreasonably small capital, or (c) was intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could determine to invalidate and avoid, in whole or in part, the obligation underlying an investment of the Fund as a constructive fraudulent conveyance. The measure of insolvency for purposes of the foregoing will vary. Generally, an issuer would be considered insolvent at a particular time if the sum of its debts was then greater than all of its property at a fair valuation, or if the present fair saleable value of its assets was then less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured. There can be no assurance as to what standard a court would apply to determine whether the issuer was “insolvent” after giving effect to the incurrence of the obligation in which the Fund invested or that, regardless of the method of valuation, a court would not determine that the issuer was “insolvent” upon giving effect to such incurrence.

In addition, it is possible a court invalidates, in whole or in part, the indebtedness underlying an investment of the Fund as a fraudulent conveyance, subordinate such indebtedness to existing or future creditors of the obligor or recover amounts previously paid by the obligor in the satisfaction of such indebtedness. Moreover, in the event of the insolvency of a portfolio company, payments made on its indebtedness could be subject to avoidance as a “preference” if made within a certain period of time (which can be as long as one year) before the portfolio company becomes a debtor in a bankruptcy case.

Even if the Fund does not engage in conduct that would form the basis for a successful cause of action based upon fraudulent conveyance or preference law, there can be no assurance as to whether any lending institution or other party from which the Fund acquires such security, or any prior holder of such security, has not engaged in any such conduct (or any other conduct that would subject the obligations under the security to disallowance or subordination under insolvency laws) and, if it did engage in such conduct, as to whether such creditor claims could be asserted in a U.S. court (or in the courts of any other country) against the Fund so that the Fund’s claim against the issuer would be disallowed or subordinated.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that can be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles its holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock, in each case, until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors can also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security. Generally, the amount of the premium decreases as the convertible security approaches maturity.

A convertible security can be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

Specialty Finance Investments. The Fund is permitted to invest in companies and operating platforms that originate and/or service commercial and consumer credits, including credit cards, personal loans and equipment finance, and may also invest directly in those credits. Pricing and optimizing the value of such credits requires strong analytics and extensive infrastructure. The form of investment may vary and may require reliance on networks of asset managers to provide the resources necessary to originate new receivables, manage portfolios of performing receivables, and work-out portfolios of stressed or non- performing receivables. These loans may not be secured and may be subject to increasing regulation. In addition, the Fund may access exposure to credits by acquiring interests in specialty finance companies and operating platforms. The Fund’s investments may also include leasing businesses, companies that provide services to specialty finance companies (e.g., credit scoring agencies) and other companies that have business models related to the specialty finance sector.

Investments in the specialty finance industry are subject to various industry-specific risks (including additional risks related to the various segments of the specialty finance industry). Specifically, various segments of the specialty finance industry are (or may become) highly regulated at both the federal and state levels in the U.S. and internationally and are subject to frequent regulatory changes. Further, investments in financial services companies often require the approval of various regulatory bodies and there is no guarantee that such approvals will be obtained. While the Fund intends to make investments in companies that comply with relevant laws and regulations, certain aspects of their operations may not have been subject to judicial or regulatory interpretation. An adverse review or determination by any one of such authorities, or an adverse change in the regulatory environment or requirements, could have a material adverse effect on the operations of the companies in which the Fund invests. In addition, in order to comply with or not be subject to certain banking laws, rules and regulations, the Fund may be required to invest in a manner that may not be as advantageous as the manner of making investments that are not subject to such laws, rules and regulations.

Regulatory Capital Trades. The Fund or its Portfolio Companies may utilize regulatory capital trades by taking on the risks associated with potential bank losses in exchange for a fee. After engaging in such a trade, in the event of a default, the Fund or its Portfolio Companies could lose some or all of its investments. The risk remains the same even if the bank involved in the relevant trade is insured.

Interest Rates. Interest rate fluctuations could significantly decrease the Fund’s ability to generate income on its investments, which could materially and adversely affect the Fund. The Fund’s primary interest rate exposure will relate to the yield on its investments and the financing cost of its debt. Changes in interest rates affect the net interest income, which is the difference between the interest income the Fund earns on its interest-earning investments and the interest expense the Fund incurs in financing these investments. Interest rate fluctuations resulting in the Fund’s interest expense exceeding the Fund’s interest income would result in operating losses for the Fund. Changes in the level of interest rates also can affect the Fund’s ability to originate or acquire investments and can impair the value of the Fund’s investments and the Fund’s ability to realize gains from the disposition of assets. Changes in interest rates can also affect borrower default rates. The Fund’s operating results depend, in part, on differences between the income earned on investments, net of credit losses, and financing costs. For any period during which investments are not match-funded, the income earned on such investments can respond more slowly to interest rate fluctuations than the cost of the Fund’s borrowings. Consequently, changes in interest rates, particularly short-term interest rates, could materially and adversely affect the Fund.

Capital Structure Arbitrage. In certain circumstances, the execution of a distressed investing strategy involves the ability of the Adviser to identify and exploit the relationships between movements in different securities and instruments within an issuer’s or borrower’s capital structure (e.g., senior bank debt, second liens, debt securities and other obligations, convertible and non-convertible senior and subordinated debt, preferred equity and common stock). Identification and exploitation of these opportunities involve uncertainty. In the event that the perceived pricing inefficiencies underlying an issuer’s securities or instruments were to fail to materialize as expected by the Adviser, the Fund could incur a loss.

Limited Amortization Requirements. The Fund can invest in loans that have limited mandatory amortization requirements. While these loans can obligate an issuer to repay the loan out of asset sale proceeds or with annual excess cash flow, repayment requirements can be subject to substantial limitations that would allow an issuer to retain such asset sale proceeds or cash flow, thereby extending the expected weighted average life of the investment. In addition, a low level of amortization of any debt over the life of the investment can increase the risk that the issuer will not be able to repay or refinance the loans held by the Fund when it matures.

Zero Coupon, PIK Instruments and Original Issue Discount. Because investors in zero coupon or PIK instruments receive no cash prior to the maturity or cash payment date applicable thereto, an investment in such securities generally has a greater potential for a complete loss of principal and/or return than an investment in debt securities that makes periodic interest payments. Such investments are more vulnerable to the creditworthiness of the issuer and any other parties upon which performance relies. High yield securities structured as “zero-coupon” bonds or PIKs tend to be especially volatile as they are particularly sensitive to downward pricing pressures from rising interest rates or widening spreads and may require the Fund to make taxable distributions of income greater than the total amount of cash interest the Fund has actually received. Even though such securities do not pay current interest in cash, the Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, the Fund could be required at times to sell other investments in order to satisfy its distribution requirements (including when it is not advantageous to do so). To the extent that the Fund invests in original issue discount or PIK instruments and the accretion of original issue discount or PIK interest income constitutes a portion of the Fund’s income, the Fund will be exposed to risks associated with the requirement to include such non-cash income in taxable and accounting income prior to receipt of cash.

Highly Competitive Market for Investment Opportunities. The activity of identifying, completing and realizing on attractive investments that fall within the Fund’s investment objective is highly competitive, involves a high degree of uncertainty and will be subject to market conditions. The Fund expects to encounter competition from other entities having similar investment objectives. Potential competitors include other investment partnerships and corporations, business development companies, strategic industry acquirers, financial institutions (such as investment and mortgage banks and pension funds), hedge funds and investment funds affiliated with other financial sponsors or institutional investors (such as sovereign wealth funds), private equity and debt investors, and credit vehicles. Further, over the past several years, an ever-increasing number of private equity and debt funds have been formed (and many such existing funds have grown in size), many of which primarily invest in the United States. Additional funds with similar investment objectives might be formed in the future by other unrelated parties. As a result of the dislocations in the credit market over the last several years, other firms and institutions are seeking to capitalize on the perceived opportunities with vehicles, funds and other products. Such sponsors are expected to compete with the Fund for investments. Some of these competitors might have more relevant experience, greater financial resources and more personnel than the Adviser and the Fund. It is possible that competition for appropriate investment opportunities will increase, thus reducing the number of opportunities available to the Fund and adversely affecting the terms upon which investments can be made. There can be no certainty that the Adviser will identify a sufficient number of attractive investment opportunities to enable the full amount of capital committed to the Fund to be invested. To the extent that the Fund encounters competition from other strategic buyers and investors engaged in activities similar to those of the Fund, such competition might have the effect of increasing acquisition and other costs and the length of time required to fully invest the Fund, thereby reducing investment returns. Moreover, private equity sponsors might be reluctant to present financing opportunities to the Fund because of its affiliation with the Adviser. There can be no assurance that the Adviser will be able to identify or consummate investments satisfying the Fund’s investment criteria or that if such investments are made, that such investments will be repaid or sold in accordance with the Fund’s underwriting or that the objectives of the Fund will be achieved. Likewise, there can be no assurance that the Fund will be able to realize upon the values of its investments or that it will be able to fully invest the Fund’s assets. To the extent that the Fund encounters competition for investments, returns to Shareholders may decrease. In addition, the Adviser’s investment strategy in certain investments might depend on its ability to enter into satisfactory relationships with joint venture or operating partners. There can be no assurance that the Adviser’s current relationship with any such partner or operator will continue (whether on currently applicable terms or otherwise) with respect to the Fund or that any relationship with other such persons will be able to be established in the future as desired with respect to any sector or geographic market or on terms favorable to the Fund.

Ability to Acquire Loans on Advantageous Terms; Competition and Supply. The Fund can invest in loans, including, but not limited to unitranche and senior secured loans. The Fund’s performance will depend, in part, on the Fund’s ability to originate loans on advantageous terms. Additionally, the Fund’s success will depend, in part, on the ability of the Adviser to identify and select appropriate investment opportunities, as well as the Fund’s ability to acquire these investments. In acquiring loans, the Fund will compete with a broad spectrum of lenders, some of which might be willing to provide capital on better terms (from a borrower’s standpoint) than the Fund. Increased competition for, or a diminution in the available supply of, qualifying loans could result in lower yields on such loans, which could reduce returns to Shareholders.

There can be no assurance that the Adviser will be able to locate and complete investments that satisfy the Fund’s objectives or realize their values or that the Fund will be able to fully invest all of its assets. It is possible that the Fund incurs significant fees and expenses identifying, investigating and attempting to pursue potential investments and investment strategies that are ultimately not consummated or pursued, including fees and expenses relating to due diligence, transportation and travel. Moreover, the Adviser’s beliefs regarding the availability of investment opportunities for the Fund over the next several years are based, in part, on assumptions regarding the amount of financing that will be available over such time period, the Fund’s ability to participate in such investments and other market, economic and related assumptions, some or all of which might not materialize as expected. Also, there can be no assurance that the Fund will be able to exit from its investments at attractive valuations.

Fraud. A concern in investments in loans or debt securities is the possibility of material misrepresentation or omission on the part of the borrowers or issuers of debt securities. Such inaccuracy or incompleteness can adversely affect the valuation of the collateral underlying the loans or debt securities (if any) or can adversely affect the ability of the Fund to perfect or effectuate a lien on any collateral securing the loan or debt securities. The Fund will rely upon the accuracy and completeness of representations made by borrowers and issuers to the extent reasonable when it makes its investments, but cannot guarantee such accuracy or completeness. Under certain circumstances, payments to the Fund can be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance or a preferential payment.

Equitable Subordination. Certain jurisdictions have legal principles that in some cases form the basis for so-called “lender liability” claims, if a lender (a) intentionally takes an action that results in the undercapitalization of a borrower or issuer to the detriment of other creditors of such borrower or issuer, (b) engages in other inequitable conduct to the detriment of such other creditors, (c) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (d) uses its influence as a stockholder to dominate or control a borrower or issuer to the detriment of other creditors of such borrower or issuer, a court can elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors (a remedy called “equitable subordination”). The Fund does not intend to engage in conduct that would form the basis for a successful cause of action based upon the equitable subordination doctrine; however, because of the nature of the debt obligations, the Fund could be subject to claims from creditors of an obligor that debt obligations of such obligor that are held by the Fund should be equitably subordinated.

First Lien Last Out Loans. To the extent that the Fund invests in a unitranche loan with “first out” and “last-out” payment streams (either set up at closing or arranged after closing) (a “Re-tranched Loan”), such Re-tranched Loan will generally be documented under a single credit agreement with a single set of security agreements. Re-tranched Loans effectively create senior and junior loans with so called ‘first out lenders’ (“First Out Lenders”) receiving payments in priority to ‘last out lenders’ (“Last Out Lenders”) under certain circumstances. Interest will typically be allocated in a manner which provides the First Out Lenders with an effective lower interest rate than the Last Out Lenders. In such arrangements, principal will typically be allocated pro rata as between the First Out Lenders and Last Out Lenders until the occurrence of a trigger event, following which First Out Lenders will rank in priority to Last Out Lenders in terms of both interest and principal. The trigger events are typically individually negotiated for each Re-tranched Loan, but are likely to include among others (1) a payment default under the credit agreement; (2) failure of the borrower to comply with all or certain financial covenants, usually within a percentage range; (3) bankruptcy and insolvency events; and (4) failure of the borrower to conduct all or a material portion of its business, usually following a certain cure period. As a result, if the Fund acquires a position as a Last Out Lender, this would be more akin to that of a second lien lender and might not recover any of its outstanding principal or interest until the First Out Lenders have been repaid in full. Further, any veto rights with respect to voting as between the First Out Lenders and the Last Out Lenders could also be negotiated for each transaction. As a result, even where the Fund acquires a minority stake in a Re-tranched Loan there can be no assurance that the Fund, as a Last Out Lender, will be in a position to direct enforcement of the security granted in respect of the Re-tranched Loan nor to prevent certain decisions being taken by the First Out Lenders that could be adverse to the interests of the Fund.

Collateralized Loan Obligations and Other Securitizations. To the extent that the Fund invests in CLOs and other securitizations which are generally limited recourse obligations of the issuer (“Securitization Vehicles”) payable solely from the underlying assets (“Securitization Assets”) of the issuer or proceeds thereof, as a holder of equity or other securities issued by Securitization Vehicles, it must rely solely on distributions on the Securitization Assets or proceeds thereof for payment in respect thereof. Consequently, the Fund will typically not have any direct rights against the issuer of, or the entity that sold, assets underlying the securitization. Securitization Assets can include, without limitation, broadly-syndicated leverage loans, middle-market bank loans, collateralized debt obligation (“CDO”) debt tranches, trust preferred securities, insurance surplus notes, asset backed securities, mortgages, REITs, high-yield bonds, mezzanine debt, second-lien leverage loans, credit default swaps and emerging market debt and corporate bonds, which are subject to liquidity, market value, credit, interest rate, reinvestment and certain other risks. Investments in CLOs, Securitization Vehicles and Securitization Assets can be made by the Fund through various means, including in primary or secondary market transactions from private originators and investors (including bankers, commercial banks, finance companies, investment banks and pooled investment vehicles such as hedge funds and private funds) and in restructuring or workout transactions. The Fund can acquire and hold such investments over a range of investment horizons, including buying and holding for a longer term and buying and restructuring in transactions with a shorter turnaround. The Fund can also sponsor and/or originate CLOs and/or Securitization Vehicles with existing assets of the Fund. The Fund’s investment in CLOs can include: (a) CLOs and/or Securitization Vehicles for which the Adviser or its affiliate serves as collateral manager; (b) CLOs and/or Securitization Vehicles originated or sponsored by other funds sponsored by the Adviser or its affiliates and/or the Fund; and (c) any other CLOs and/or Securitization Vehicles in which the Adviser or other fund sponsored by the Adviser is involved or holds interests (including any refinancings thereof and purchases on the secondary market).

Risk Retention Vehicles. The Fund can invest in CLO debt and equity tranches and warehouse investments directly or indirectly through an investment in U.S. and/or European vehicles (“Risk Retention Vehicles”) established for the purpose of satisfying U.S. and/or EU regulations that require eligible risk retainers to purchase and retain specified amounts of the credit risk associated with certain CLOs, which vehicles themselves are invested in CLO securities, warehouse investments and/or senior secured obligations. The Fund can also invest in Risk Retention Vehicles, of warehouses or other securitizations that have previously issued debt instruments to Other Accounts (see also “—Syndication; Warehousing” below). Risk Retention Vehicles will be structured to satisfy the retention requirements by purchasing and retaining the percentage of CLO notes prescribed under the applicable retention requirements (the “Retention Notes”) and will include Risk Retention Vehicles with respect to CLOs managed by other collateral managers, but will not include Risk Retention Vehicles with respect to CLOs for which the Adviser or its affiliates acts as collateral manager.

Indirect investments in CLO equity securities (and in some instances more senior CLO securities) and warehouse investments through entities that have been established to satisfy the U.S. retention requirements and/or the European retention requirements can allow for better economics for the Fund, to the extent it makes such investments (including through fee rebate arrangements), by creating stronger negotiating positions with CLO managers and underwriting banks who are incentivized to issue CLOs and who require the participation of a Risk Retention Vehicle to enable the CLO securities to be issued. However, Retention Notes differ from other securities of the same ranking since the retention requirements prescribe that such Retention Notes must be held by the relevant risk retainer for a specified period. In the case of European Risk Retention Vehicles, the prescribed holding period if the lifetime of the CLO, and in the case of U.S. Risk Retention Vehicles it is the longer of: (x) the period until the CLO has paid down its securities to 33% of their original principal amount; (y) the period until the CLO has sold down its assets to 33% of their original principal amount; and (z) two years after the closing of the CLO. In addition, Retention Notes are subject to other restrictions not imposed on other securities of the same ranking; for example, Retention Notes might not be subject to credit risk mitigation, and breach of the retention requirements could result in the imposition of regulatory sanctions or, in the case of the European retention requirements, in claims being brought against the retaining party.

Investments in Private Companies. A significant portion of the Fund’s investment portfolio is expected to consist of securities issued by privately held entities for which no established market exists, and operating results in a specific period will be difficult to predict. Little public information exists about many of these entities, and the Fund will be required to rely on its diligence efforts to obtain adequate information to evaluate the potential risks and returns involved in investing in these entities. Incomplete or inaccurate information could impact both initial and ultimate valuations of the Fund’s Portfolio Companies. Therefore, the risk that the Fund may invest on the basis of incomplete or inaccurate information may adversely affect the Fund’s investment performance. The uncertainty regarding information about the Fund’s prospective investments involves a high degree of business and financial risk and subjects the Fund to greater risk than investments in publicly-traded companies. Such investments may result in substantial losses.

Investments through Joint Ventures. The Fund may hold a portion of its investments through partnerships, joint ventures, securitization vehicles or other entities with third-party investors (collectively, “joint ventures”). Joint venture investments involve various risks, including risks similar to those associated with a direct investment in a Portfolio Company, the risk that the Fund will not be able to implement investment decisions or exit strategies because of limitations on its control under applicable agreements with joint venture partners, the risk that a joint venture partner may become bankrupt or may at any time have economic or business interests or goals that are inconsistent with those of the Fund, the risk that a joint venture partner may be in a position to take action contrary to the Fund’s objectives, the risk of liability based upon the actions of a joint venture partner and the risk of disputes or litigation with such partner and the inability to enforce fully all rights (or the incurrence of additional risk in connection with enforcement of rights) one partner may have against the other, including in connection with foreclosure on partner loans, because of risks arising under state law. The Fund’s ability to exercise control or significant influence over management in these cooperative efforts will depend upon the nature of the joint venture arrangement, and certain joint venture arrangements may pose risks of impasse if no single party controls the joint venture, including the risk that the Fund will not be able to implement investment decisions or exit strategies because of limitations on its control under applicable agreements with joint venture partners. In addition, the Fund may, in certain cases, be liable for actions of its joint venture partners. The joint ventures in which the Fund participates may sometimes be allocated investment opportunities that might have otherwise gone entirely to the Fund, which may reduce the Fund’s returns. Additionally, the Fund’s joint venture investments may be held on an unconsolidated basis and at times may be highly leveraged. Such leverage would not count toward the investment limits imposed on the Fund by the 1940 Act. If an investment in an unconsolidated joint venture were to be consolidated for any reason, the leverage of such joint venture could impact the Fund’s ability to maintain the minimum coverage ratio of total assets to total borrowings and other senior securities required under the 1940 Act, which may have an effect on the Fund’s operations and investment activities.

The Fund may invest in joint ventures alongside third parties through joint ventures, partnerships or other entities in the future. Such investments may involve risks not present in investments where a third party is not involved, including the possibility that such third party may at any time have economic or business interests or goals which are inconsistent with the Fund’s, or may be in a position to take action contrary to the Fund’s investment objectives. In addition, the Fund may in certain circumstances be liable for actions of such third party. More specifically, joint ventures involve a third party that has approval rights over activity of the joint venture. The third party may take actions that are inconsistent with the Fund’s interests. For example, the third party may decline to approve an investment for the joint venture that the Fund otherwise wants the joint venture to make. A joint venture may also use investment leverage which magnifies the potential for gain or loss on amounts invested. Generally, the amount of borrowing by the joint venture is not included when calculating the Fund’s total borrowing and related leverage ratios and is not subject to asset coverage requirements imposed by the 1940 Act. If the activities of the joint venture were required to be consolidated with our activities because of a change in GAAP (as defined herein) rules or SEC staff interpretations, it is likely that the Fund would have to reorganize any such joint venture.

Additional Investment Risks

Investments in Open Market Purchases; Publicly Traded Securities. Although not its primary strategy, the Fund will have the ability to invest in securities that are publicly traded and are, therefore, subject to the risks inherent in investing in public securities. When investing in public securities, the Fund may be unable to obtain financial covenants or other contractual governance rights. Moreover, the Fund may not have the same access to information in connection with investments in public securities, both before and after making the investment, as compared to privately negotiated investments. Furthermore, the Fund may be limited in its ability to make investments, and to sell existing investments, in public securities if the Adviser, its affiliates or its businesses have material, non-public information regarding the issuer or as a result of other policies or requirements. In addition, securities acquired of a public company may, depending on the circumstances and securities laws of the relevant jurisdiction, be subject to lock-up periods.

Access to Information from Portfolio Companies. The Adviser may not always receive full information from Portfolio Companies because certain of this information may be considered proprietary by an investment or other third parties involved. The use of proprietary investment strategies that are not fully disclosed to the Adviser may involve risks under some market conditions that are not anticipated by the Adviser. Furthermore, this lack of access to information may make it more difficult for the Adviser to select and evaluate Portfolio Companies or other investments that may be managed by third parties.

Uncertain Exit Strategies; Limited Liquidity. Due to the illiquid nature of many of the positions that the Fund is expected to acquire, the Adviser is unable to predict with confidence what the exit strategy will ultimately be for any given position, or that one will definitely be available. Exit strategies that appear to be viable when an investment is initiated could be precluded by the time the investment is ready to be realized due to economic, legal, political or other factors. The Fund can invest a portion of its assets in financial instruments that are not publicly traded. The Fund might not be able to readily dispose of such non-publicly traded financial instruments and, in some cases, could be contractually prohibited from disposing of such securities for a specified period of time. Accordingly, the Fund could be forced to sell its more liquid positions at a disadvantageous time, resulting in a greater percentage of the portfolio consisting of illiquid securities.

Illiquid and Long-Term Investments. Most of the Fund’s investments will be highly illiquid, and there can be no assurance that the Fund will be able to realize on any investment at any given time. Although investments by the Fund may generate current income, the return of capital and the realization of gains, if any, from an investment will generally occur only upon the partial or complete disposition or refinancing of such investment. While an investment may be sold at any time, it is not generally expected that this will occur, if at all, for a number of years after such investment is made. In addition, the Fund will generally not be able to sell its securities publicly unless their sale is registered under applicable securities laws, or unless an exemption from such registration requirements is available. In addition, in some cases the Fund may be prohibited by contract or legal or regulatory reasons from selling certain securities for a period of time. Although the Adviser expects that investments will either be disposed of prior to such termination or be suitable for in-kind distribution at dissolution, the Fund may have to sell, distribute, or otherwise dispose of investments at a disadvantageous time for a price which is less than the price that could have been obtained if the investments were held for a longer period of time.

The Fund is classified as non-diversified for purposes of the 1940 Act. The Fund is classified as a “non-diversified” investment company for purposes of the 1940 Act, which means it is not subject to percentage limitations under the 1940 Act on assets that may be invested in the securities of any one issuer. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund, like the Fund, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Fund. However, the Fund will be subject to the diversification requirements applicable to regulated investment companies under Subchapter M of the Code.

Other Investments. Although the Fund is expected to primarily focus on investing in private and liquid credit assets and other income-generating investments located in the United States, subject to any applicable investment limitations described in “Investment Objective and Strategy”, the Fund will also (to a lesser extent) have the flexibility to pursue investments in certain other jurisdictions (including, for the avoidance of doubt, outside of the United States and Canada) and in certain other types of credit and credit-related investments. There can be no assurance that the Adviser will be successful in applying any strategy or discretionary approach to the Fund’s trading or investment activities. Any such investment strategies could involve risks, conflicts and other considerations that are not described in this Prospectus, which could result in adverse consequences for the Fund.

Financial Maintenance Covenants. Many of the Fund’s investments might not be protected by financial covenants or limitations upon additional indebtedness. Generally, such debt investments either do not have certain maintenance covenants that would require the issuer to maintain debt service or other financial ratios or do not contain common restrictions on the ability of the issuer to change significantly its operations or to enter into other significant transactions that could affect its ability to repay. Such debt investments can expose the Fund to different risks, including with respect to liquidity, price volatility and ability to restructure the debt investments, than is the case with debt investments that have financial maintenance covenants. As a result, the Fund’s exposure to losses could be increased, which could result in an adverse impact on the issuer’s ability to comply with its obligations.

Non-Controlling Investments. The Fund may hold a non-controlling interest in certain investments and, therefore, may have a limited ability to protect its position in such investments. In such cases, the Fund will typically be significantly reliant on the existing management, board of directors and other owners of such investments, who may not be affiliated with the Fund and whose interests may conflict with the interests of the Fund.

Country Related Risks

Investments Outside the U.S. Generally. The Fund may invest outside of the U.S. The legal systems of some countries lack transparency or could limit the protections available to foreign investors, and the Fund’s investments may be subject to nationalization and confiscation without fair compensation. Investments in non-U.S. securities or instruments involve certain factors not typically associated with investing in U.S. securities and instruments, including risks relating to: (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollars, Euros, and the various non-U.S. currencies in which the Fund’s investments are denominated, other fluctuations and costs associated with conversion of investment principal and income from one currency into another; (ii) exposure to fluctuations in interest rates payable with respect to the instruments in which the Fund invests; (iii) differences in conventions relating to documentation, settlement, corporate actions, shareholder rights and other matters; (iv) differences between U.S. and foreign securities markets, including potentially higher price volatility, different interest rates and relative illiquidity of some markets; (v) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and differences in government supervision and regulation; (vi) certain economic, social and political risks, including potential exchange control regulations, potential restrictions on non-U.S. investment by U.S. firms and repatriation of capital, the risks associated with political, economic or social instability, including the risk of sovereign defaults, regulatory change, and the possibility of expropriation or confiscatory taxation or the imposition of withholding or other taxes on dividends, interest, capital gains, other income or gross sale or disposition proceeds, and other adverse economic and political developments; (vii) the possible imposition of non-U.S. taxes on income and gains and gross sales or other proceeds recognized with respect to such investments; (viii) differing and potentially less well developed or well tested corporate and intellectual property laws, including those regarding stakeholder rights, creditors’ rights (including the rights of secured parties), fiduciary duties, investor protections and intellectual property owner protections; (ix) differences in the legal and regulatory environment or enhanced legal and regulatory compliance, including potential currency control regulations, and potential restrictions on investment and repatriation of capital; (x) political hostility to investments by foreign or private equity investors; and (xi) less publicly available information. Additionally, the Fund may be less influential than other market participants in jurisdictions where it or the Adviser does not have a significant presence. See also “—United Kingdom Relations with the European Union” herein.

Furthermore, Portfolio Companies may be involved in restructurings, bankruptcy proceedings or reorganizations that are not subject to laws and regulations that are similar to the U.S. Bankruptcy Code and the rights of debtors or creditors afforded in U.S. jurisdictions. To the extent such non-U.S. laws and regulations do not provide the Fund with equivalent rights and privileges necessary to promote and protect its interest in any such proceeding, the Fund’s investments in any such Portfolio Company may be adversely affected. See also “—Legal Framework and Corporate Governance” herein.

The effectiveness of the judicial system in countries in which the Fund may invest varies; consequently, the Fund may find it difficult to effectively protect its interests or pursue claims in the courts of countries with less developed legal systems or commercial markets, as compared to the U.S. or other developed countries. The lack of sophistication and consistency with respect to foreclosure, bankruptcy, corporate reorganization or creditors’ rights in certain countries in which the Fund invests, as compared with the U.S., may adversely impact the Fund’s ability to achieve its investment objectives.

While the Adviser intends, where deemed appropriate, to manage the Fund in a manner that will minimize exposure to the foregoing risks, there can be no assurance that adverse developments with respect to such risks will not adversely affect the assets of the Fund that are in or subject to the laws of those countries or value or realization of the Fund’s investments.

Operational Risks and Risks Related to Outside Events

Cybersecurity and Data Protection. The Adviser’s operations are highly dependent on its technology platforms, and the Adviser relies heavily on its analytical, financial, accounting, communications and other data processing systems. The Adviser’s systems face ongoing cybersecurity threats and attacks, which could result in the failure of such systems. Attacks on the Adviser’s systems could involve, and in some instances have in the past involved, attempts intended to obtain unauthorized access to the Adviser’s, the Fund’s, or Other Accounts’ proprietary information, destroy data or disable, degrade or sabotage the Adviser’s systems or divert or otherwise steal funds, including through the introduction of computer viruses, “phishing” attempts and other forms of social engineering. Cyberattacks and other security threats could originate from a wide variety of external sources, including cyber criminals, nation state hackers, hacktivists and other outside parties. Cyberattacks and other security threats could also originate from the malicious or accidental acts of insiders, such as employees.

There has been an increase in the frequency and sophistication of the cyber and security threats the Adviser faces, with attacks ranging from those common to businesses generally to those that are more advanced and persistent, which could target the Adviser because, as an alternative asset management firm, the Adviser holds a significant amount of confidential and sensitive information about the Fund, Other Accounts and their respective Portfolio Companies, potential investments and investors. As a result, the Adviser could face a heightened risk of a security breach or disruption with respect to this information. There can be no assurance that measures the Adviser takes to ensure the integrity of its systems will provide protection, especially because cyberattack techniques change frequently or are not recognized until successful. If the Adviser’s systems are compromised, do not operate properly or are disabled, or the Adviser fails to provide the appropriate regulatory or other notifications in a timely manner, the Adviser could suffer financial loss, business disruption, liability to the Fund, Other Accounts and their respective investors, regulatory intervention or reputational damage. There is a possibility that costs related to certain cyber or other security threats or disruptions will not be fully insured or indemnified by other means.

In addition, the Adviser could also suffer losses in connection with updates to, or the failure to timely update, the technology platforms on which it relies. The Adviser is reliant on third-party service providers for certain aspects of its business, including for the administration of the Fund, and Other Accounts, as well as for certain technology platforms, including cloud-based services. These third-party service providers could also face ongoing cybersecurity threats and compromises of their systems and as a result, unauthorized individuals could gain, and in some past instances have gained, access to certain confidential data.

Breaches in the Adviser’s security or in the security of third-party service providers, whether malicious in nature or through inadvertent transmittal or other loss of data, could potentially jeopardize the Adviser’s, its employees’, the Fund’s, Other Accounts’ or their respective investors’ or counterparties’ confidential, proprietary and other information processed and stored in, and transmitted through, the Adviser’s computer systems and networks, or otherwise cause interruptions or malfunctions in the Adviser’s, its employees’, the Fund’s, Other Accounts’, their respective investors’ or counterparties’ or third parties’ business and operations, which could result in significant financial losses, increased costs, liability to the Fund’s and Other Accounts’ investors and other counterparties, regulatory intervention and reputational damage. Furthermore, if the Adviser fails to comply with the relevant laws and regulations or fails to provide the appropriate regulatory or other notifications of breach in a timely matter, it could result in regulatory investigations and penalties, which could lead to negative publicity and reputational harm and could cause the Fund’s and Other Accounts’ investors and clients to lose confidence in the effectiveness of the Adviser’s security measures and the Adviser more generally.

The Fund’s and Other Accounts’ Portfolio Companies also rely on data processing systems and the secure processing, storage and transmission of information, including payment and health information. A disruption or compromise of these systems could have a material adverse effect on the value of these businesses. The Fund and Other Accounts could invest in strategic assets having a national or regional profile, the nature of which could expose them to a greater risk of being subject to a terrorist attack or security breach than other assets or businesses. Such an event could have material adverse consequences on the Adviser’s investment or assets of the same type or could require Portfolio Companies to increase preventative security measures or expand insurance coverage.

Finally, the Fund’s and Other Accounts’ Portfolio Companies’ technology platforms, data and intellectual property are also subject to a heightened risk of theft or compromise to the extent the Adviser or the Fund’s and Other Accounts’ Portfolio Companies engage in operations outside the United States, in particular in those jurisdictions that do not have comparable levels of protection of proprietary information and assets such as intellectual property, trademarks, trade secrets, know-how and customer information and records. In addition, the Adviser’s and the Fund’s and Accounts’ Portfolio Companies could be required to compromise protections or forego rights to technology, data and intellectual property in order to operate in or access markets in a foreign jurisdiction. Any such direct or indirect compromise of these assets could have a material adverse impact on the Adviser’s and the Fund’s and Other Accounts’ Portfolio Companies. See “—Data Protection” herein.

Artificial Intelligence Developments. Recent technological developments in artificial intelligence, including machine learning technology and generative artificial intelligence (collectively, “AI Technologies”), pose risks to the Adviser, the Fund and the Portfolio Companies. Any of these technological innovations could result in harm to the Adviser, the Fund or the Portfolio Companies, significantly disrupt the market in which they operate and subject them to increased competition, which could materially and adversely affect their business, financial condition and results of operations, and have an adverse impact on the Fund.

AI Technologies and their current and potential future applications including in the private investment and financial sectors, as well as the legal and regulatory frameworks within which they operate, continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.

Operational Risk. The Fund depends on the Adviser to develop the appropriate systems and procedures to control operational risk. Operational risks arising from mistakes made in the confirmation or settlement of transactions, from transactions not being properly booked, evaluated or accounted for or other similar disruption in the Fund’s operations may cause the Fund to suffer financial losses, the disruption of its business, liability to third parties, regulatory intervention or damage to its reputation. The Fund relies heavily on its financial, accounting and other data processing systems. The ability of its systems to accommodate transactions could also constrain the Fund’s ability to properly manage the portfolio. Generally, the Adviser will not be liable to the Fund for losses incurred due to the occurrence of any errors.

The Fund is subject to the risk that its trading orders may not be executed in a timely and efficient manner due to various circumstances, including, without limitation, systems failure or human error. As a result, the Fund could be unable to achieve the market position selected by the Adviser or might incur a loss in liquidating its positions. Since some of the markets in which the Fund may effect transactions are over-the-counter or interdealer markets, the participants in such markets are typically not subject to credit evaluation or regulatory oversight comparable to that which members of exchange based markets are subject. The Fund is also exposed to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions, thereby causing the Fund to suffer a loss.

Capital Requirements and Distributions

Additional Capital Requirements. Certain of the Fund’s Portfolio Companies, may be expected to require additional financing to satisfy their working capital requirements or acquisition strategies, and such additional financings may be invested based on valuations that differ materially. The amount of such additional financing needed will depend upon the maturity and objectives of the particular Portfolio Company. Each such round of financing (whether from the Fund or other investors) is typically intended to provide a Portfolio Company with enough capital to reach the next major corporate milestone. If the funds provided are not sufficient, a Portfolio Company may have to raise additional capital at a price unfavorable to the existing investors, including the Fund. In addition, the Fund may make additional investments or exercise warrants, options, convertible securities or other rights that were acquired in the initial investment in such Portfolio Company in order to protect the Fund’s investment when such Portfolio Company’s performance does not meet expectations. The availability of capital is generally a function of capital market conditions that are beyond the control of the Fund or any Portfolio Company. There can be no assurance that the Fund or any Portfolio Company will be able to predict accurately the future capital requirements necessary for success or that additional funds will be available from any source when needed.

Adequacy of Reserves. The Fund may establish holdbacks or reserves, including for estimated accrued Fund expenses, organizational expenses, Management Fees, Incentive Fees and placement fees and pending or anticipated liabilities, investments, claims and contingencies relating to the Fund. Estimating the appropriate amount of such reserves is difficult and excessive or inadequate reserves could impair the investment returns to Shareholders. If reserves are excessive, the Fund may not fully deploy its assets. On the other hand, if the Fund’s reserves are inadequate and the Adviser is unable to use its assets or other cash is unavailable, the Fund may be unable to take advantage of attractive investment opportunities or protect its existing investments. In these circumstances the Adviser may allocate such opportunities to Other Co-Invest Vehicles (as defined below) or other co-investors and Other Accounts, which, in the case of further investments in existing Portfolio Companies could result in the Fund being subject to dilution and may give rise to other significant risks and conflicts of interest. The Fund (and/or one or more Other Accounts, including committed and other co-investment funds) may similarly not participate in a follow-on opportunity (and therefore the Fund’s interest would be subject to dilution or increase, as applicable) where such follow-on opportunity does not comply with the Fund’s investment limitations (or the governing agreement of such Other Account, including where one or more investors have consent rights over participating in follow-on opportunities), even if the original investment did. The Fund may, to the contrary, be obligated to bear a larger share of any follow-on opportunity, where co-investment vehicles (or Other Accounts) ultimately do not participate in such follow-on opportunity (including, without limitation, as a result of investment limitations or portfolio structuring considerations with respect to such vehicles or where such co-investment vehicles have insufficient capital available to invest pro rata in such follow-on opportunity, in each case, as determined in good faith by their respective general partners). There can be no assurance that the Fund will not be adversely affected by such allocations. Further, the allocation of investment opportunities among the Fund and Other Accounts may depend, in part, on their respective reserves at the time of allocating the opportunity, possibly resulting in different investment allocations if any such reserves are inadequate or excessive. For example, if the reserves of any Other Account that participated alongside the Fund in an investment are inadequate and unpaid capital commitments or other cash is unavailable, such Other Accounts may be unable to participate in follow-on investments related thereto, and the Fund may participate to a greater extent than it would have otherwise. For example, certain committed and other co-investment funds may not participate in follow-on investments without an agreement by the relevant investors to increase their capital commitments thereto, which would be made in their discretion.

Deployment of Capital. In light of the Fund’s investment strategy and the need to be able to deploy capital quickly to capitalize on potential investment opportunities, the Fund may maintain cash at the Fund level pending deployment into investments, which may at times be significant. Such cash may be held in an account of the Fund or may be invested in money market accounts or other similar temporary investments. In the event the Fund is unable to find attractive investments, such cash may be maintained at the fund level for longer periods which would adversely impact the Fund and be dilutive to overall investment returns. It is not anticipated that the temporary investment of such cash into money market accounts or other similar temporary investments pending deployment into investments will generate significant interest, and investors should understand that such low interest payments on the temporarily invested cash may adversely affect overall Fund returns.

Portfolio Companies

Litigation. In connection with ordinary course investing activities, the Adviser as well as investments of the Fund may become involved in litigation either as a plaintiff or defendant. There can be no assurance that any such litigation, once begun, would be resolved in favor of the Adviser and/or the Fund (as applicable). Any such litigation could be prolonged and expensive. In addition, it is by no means unusual for participants in reorganizations, take-privates or other transactions to use the threat of, as well as actual, litigation as a negotiating technique. The expense of researching and gathering information in respect of any discovery requests or potential litigation, defending against claims by third parties and paying any amounts pursuant to settlements or judgments generally would be borne by the Fund and would reduce net assets or could require Shareholders to return to the Fund distributed capital and earnings. In addition, from time to time past or current partners, members, employees and managers of the Adviser may disagree with the Adviser and/or its management over terms related to separation or other issues. If not resolved, such disputes could lead to litigation or arbitration, which could be costly, distracting and/or time consuming for the Adviser.

Risks Relating to Due Diligence of Investments. Before making investments, the Adviser will conduct due diligence that it deems reasonable and appropriate based on the facts and circumstances known at that time. Due diligence may entail, among other factors, evaluation of important and complex business, financial, tax, accounting, environmental, social, governance, real property, intellectual property and legal issues. When conducting due diligence and making an assessment regarding an investment, the Adviser will rely on the resources available to it, including information provided by the counterparty and third-party investigations and in some circumstances, the due diligence conducted by an Other Account. However, representations made by a counterparty could be inaccurate, and third-party investigations may not uncover risks.

In addition, in certain instances, the Fund may not have access to all available information to determine fully the origination and underwriting practices utilized with respect to the investments or the manner in which the investments have been serviced and/or operated. As a result, the Adviser’s due diligence activities may provide less information than due diligence reviews conducted in more developed countries. The lower standards of due diligence in certain countries will increase the risk related to the Fund’s investments in these countries. Although the Adviser will endeavor to conduct appropriate due diligence in connection with each investment, no guarantee can be given that the Adviser will obtain the information or assurances that an investor in a more sophisticated jurisdiction would obtain before proceeding with an investment.

As a result, due diligence investigations conducted with respect to any investment opportunity may not reveal or highlight all relevant facts necessary or helpful to make the investment decision. Moreover, such an investigation will not necessarily result in the investment being successful. There can be no assurance that attempts to provide downside protection with respect to investments, including pursuant to risk management procedures described in this Prospectus, will achieve their desired effect, and potential investors should regard an investment in the Fund as being speculative and having a high degree of risk. Conduct occurring at Portfolio Companies, even activities that occurred prior to the Fund’s investment therein, could have an adverse impact (financial or otherwise) on the Fund.

There can be no assurance that the Adviser will be able to detect or prevent irregular accounting, employee misconduct or other fraudulent practices during the due diligence investigation or during its efforts to monitor an investment on an ongoing basis or that any risk management procedures implemented by the Adviser will be adequate. In the event of fraud by any Portfolio Company or any of its affiliates, the Fund may suffer a partial or total loss of capital invested in that Portfolio Company. An additional concern is the possibility of material misrepresentation or omission on the part of the Portfolio Company or the seller. Such inaccuracy or incompleteness may adversely affect the value of the Fund’s investments in such Portfolio Company. The Adviser will rely upon the accuracy and completeness of representations made by Portfolio Companies and/or their former owners in the due diligence process to the extent reasonable when it makes its investments, but cannot guarantee such accuracy or completeness of any such representation. The Fund may elect to obtain a representations and warranties insurance policy that may provide protection to the Fund in the event of losses arising from the inaccuracy or incompleteness of any such representation. However, there is no guarantee that the Fund would be able to obtain recovery under any such insurance policy, or that such recovery will be sufficient. In addition, in a transaction where the Fund has obtained such a policy, recourse to the former owners of a Portfolio Company may be severely limited or even eliminated, and recovery under such policy may effectively be the sole source of recovery for the Fund in such circumstance. Under certain circumstances, payments to the Fund may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance or a preferential payment.

Consultants, legal advisors, appraisers, accountants, investment banks and other third parties may be involved in the due diligence process and/or the ongoing operation of the Portfolio Companies to varying degrees. For example, certain asset management, finance, administrative and other similar functions may be outsourced to a third-party service provider whose fees and expenses will be borne by the Portfolio Companies or the Fund and will not offset the Management Fee. Such involvement of third-party advisors or consultants may present a number of risks primarily relating to the Adviser’s reduced control of the functions that are outsourced. In addition, if the Adviser is unable to engage third-party providers in a timely manner, their ability to evaluate and acquire more complex targets could be adversely affected. See “Portfolio Company Relationships Generally” herein.

Reliance on Portfolio Company Management and Third Parties. In many instances, the management team of a Portfolio Company will have significant responsibility for the day-to-day operations of one or more of the Fund’s investments. Although the Adviser will be responsible for monitoring the performance of its investments and intends to acquire and invest in Portfolio Companies with strong management teams or build strong management teams at each of them, there can be no assurance that the management team of any Portfolio Company will operate in accordance with the Adviser’s expectations. Moreover, Portfolio Companies can lose employees, as the market for high performing executive talent can be, notwithstanding general unemployment levels or developments within a particular industry, competitive. There can be no assurance that Portfolio Companies will be able to attract, develop, integrate and retain suitable management team members over the life of the Fund and, as a result, such investment and the Fund may be adversely affected thereby.

Expedited Transactions. Investment analyses and decisions by the Adviser may frequently be required to be undertaken on an expedited basis to take advantage of investment opportunities. In such cases, the information available to the Adviser at the time of making an investment decision may be limited, and the Adviser may not have access to the detailed information necessary for a full evaluation of the investment opportunity. In addition, the Adviser may rely upon independent consultants or attorneys in connection with their evaluation of proposed investments. There can be no assurance that these consultants will accurately evaluate proposed investments. Therefore, no assurance can be given that the Adviser will have knowledge of all circumstances that may adversely affect an investment at the time the investment decision is made, and the Fund may make investments which it would not have made if more extensive due diligence had been undertaken.

Portfolio Company Liabilities. Liabilities of Portfolio Companies, including those related to activities that occurred prior to the Fund’s investment therein, could have an adverse impact on the Fund. For example, the European Commission held that certain private fund entities associated with a financial sponsor that were owners of a former Portfolio Company that was found to have participated in anticompetitive cartel activities were liable for the underlying conduct on the basis that such funds had exercised decisive influence over the former Portfolio Company. This precedent illustrates the risk that even if private equity funds are only involved in the high level strategy and commercial policy of their Portfolio Companies, it does not exclude them from potential liability in the context of certain courts and/or regulators. Similarly, various jurisdictions permit certain classes of creditors and government authorities to make claims (including, by way of example only, claims relating to environmental, consumer protection, antitrust and pension and labor law matters and liabilities) against shareholders of a company if the company does not have resources to pay out the claim. The Fund could, as a result, become liable for certain classes of claims against its Portfolio Companies. Finally, it is possible that creditors of Portfolio Companies owned by Other Accounts may seek to make certain claims (including, by way of example only, claims relating to environmental, consumer protection and pension/labor law matters and liabilities) against the Fund due to its common control relationship with Other Accounts. The laws of certain jurisdictions provide not only for carve-outs from limited liability protection for a Portfolio Company that has incurred certain liabilities, but also for recourse to assets of other entities under common control with, or that are part of the same economic group as, such company. For example, if a Portfolio Company of the Fund or an Other Account is subject to bankruptcy or insolvency proceedings in a jurisdiction and is found to have liabilities under the local consumer protection laws, the laws of that jurisdiction may permit authorities or creditors to file a lien on, or to otherwise have recourse to, assets held by entities under common control or that form part of the same economic group, potentially including Portfolio Companies of the Fund.

Risks from Operations of Other Portfolio Companies. The Fund and Other Accounts have made, and will continue to make, investments in Portfolio Companies that have operations and assets in many jurisdictions around the world. It is possible that the activities of one Portfolio Company may have adverse consequences on one or more other Portfolio Companies (including the Fund’s Portfolio Companies), even in cases where the Portfolio Companies are held by Other Accounts and have no other connection to each other. For example, a violation of a rule by a Portfolio Company of an Other Account could prevent the Fund or one of its Portfolio Companies from obtaining a permit, or have other adverse consequences.

Portfolio Company Regulatory Considerations. There is a risk that the Fund may be precluded from acquiring an interest in certain Portfolio Companies due to regulatory implications under the 1940 Act or other laws, rules and regulations or may be limited in the amount it can invest in voting securities of Portfolio Companies. The Adviser also may refrain from including a Portfolio Company in the Fund’s portfolio in order to address adverse regulatory implications that would arise under the 1940 Act for the Fund if such an investment was made. In addition, Rule 18f-4 under the 1940 Act, may, among other things, impact the Fund’s ability to enter into unfunded commitment agreements, such as capital commitments to Portfolio Companies or commitments made as part of co-investments. In addition, the Fund’s ability to invest may be affected by considerations under other laws, rules or regulations. Such regulatory restrictions, including those arising under the 1940 Act, may cause the Fund to invest in different Portfolio Companies or co-investments than other clients of the Adviser.

Leverage

Volatility of Credit Markets May Affect Ability to Finance and Consummate Investments. The volatility of the global credit markets could make it more difficult to obtain favorable financing or re-financings for the Fund’s investments. During periods of volatility, which often occur during economic downturns, generally credit spreads widen, volatility of the global debt markets becomes extreme, interest rates rise, and investor demand for high yield debt and senior bank debt declines. These trends result in reduced willingness by investment banks and other lenders to finance or refinance private equity investments and could lead to a deterioration in available terms. The Fund’s ability to generate attractive investment returns for its Shareholders will be adversely affected to the extent the Fund is unable to obtain favorable financing. Moreover, to the extent that such marketplace events are not temporary, they could have an adverse impact on the availability of credit to businesses generally and could lead to an overall weakening of the economy, which could restrict the ability of the Fund to sell or liquidate investments at favorable times or for favorable prices or otherwise may have an adverse impact on the business and operations of the Fund.

Leverage Risk. The Fund (or a Subsidiary) may borrow money in connection with its investment activities, to satisfy repurchase requests from shareholders and to otherwise provide the Fund with liquidity. Specifically, the Fund (or a Subsidiary) may borrow money through a credit facility or other arrangements to fund investments up to the limits prescribed by the 1940 Act. The Fund may also borrow money to manage timing issues in connection with the acquisition of its investments (e.g., to provide the Fund with temporary liquidity to acquire investments in advance of the Fund’s receipt of proceeds from the realization of other investments or additional sales of Shares).

The use of leverage is speculative and involves certain risks. Although leverage will increase the Fund’s investment return if the Fund’s investment purchased with borrowed funds earns a greater return than the interest expense the Fund pays for the use of those funds, leverage magnifies the Fund’s exposure to declines in the value of one or more underlying reference assets, creates investment risk with respect to a larger pool of assets than the Fund would otherwise have, compounds other risks to the Fund, and may be considered a speculative technique. The value of an investment in the Fund will be more volatile to the extent the Fund borrows or uses investments that have embedded leverage. The use of leverage will decrease the return on the Fund if the Fund fails to earn as much on its investment purchased with borrowed funds as it pays for the use of those funds. The use of leverage will in this way magnify the volatility of changes in the value of an investment in the Fund, especially in times of a “credit crunch” or during general market turmoil. The Fund may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, a lender to the Fund may terminate or refuse to renew any credit facility into which the Fund has entered. If the Fund is unable to access additional credit, it may be forced to sell its interests in Portfolio Companies at inopportune times, which may further depress the Fund’s returns.

The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the registered investment company incurs the indebtedness. This requirement means that the value of the investment company’s total indebtedness may not exceed one third of the value of its total assets (including such indebtedness). The 1940 Act also requires that dividends may not be declared if this asset coverage requirement is breached. The Fund’s borrowings will at all times be subject to the 1940 Act’s asset coverage requirement.

Derivatives Risk

The use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives which may increase market exposure, are subject to a number of risks, including leverage risk, liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, counterparty (including credit) risk, operational risk (such as documentation issues, settlement issues and systems failures), legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract), management risk, risks arising from changes in applicable regulatory requirements, risks arising from margin requirements and risks arising from mispricing or valuation complexity (including the risk of improper valuation), governmental risk, as well as the risks associated with the underlying asset, reference rate or index, or sanctions. They also involve the risk that changes in the value of a derivative instrument may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, the Fund could lose more than the initial amount invested, and derivatives may increase the volatility of the Fund, especially in unusual or extreme market conditions. In addition, the use of derivatives may cause the Fund’s investment returns to be impacted by the performance of assets the Fund does not own, potentially resulting in the Fund’s total investment exposure exceeding the value of its portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The Fund may utilize asset segregation and posting of collateral for risk management or other purposes. The Fund may be required to hold additional cash or sell other investments in order to obtain cash to close out a position and changes in the value of a derivative may also create margin delivery or settlement payment obligations for the Fund. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful. The Fund’s use of derivatives may increase or accelerate the amount of taxes payable by Shareholders.

Non-centrally-cleared over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker, or the clearinghouse.

Participation in the markets for derivative instruments involves investment risks and transaction costs to which the Fund may not be subject absent the use of these strategies. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. If the Fund incorrectly forecasts the value and/or creditworthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a derivative transaction, the Fund might have been in a better position if the Fund had not entered into such derivative transaction. In evaluating the risks and contractual obligations associated with particular derivative instruments or other similar investments, it is important to consider that certain derivative transactions, absent a default or termination event, may only be modified or terminated by mutual consent of the Fund and its counterparty.

It may not be possible for the Fund to modify, terminate, or offset the Fund’s obligations or the Fund’s exposure to the risks associated with a derivative transaction prior to its scheduled termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Fund. Hedges are sometimes subject to imperfect matching between the derivative and the underlying instrument, and there can be no assurance that the Fund’s hedging transactions will be effective. Derivatives used for hedging or risk management may not operate as intended and may expose the Fund to additional risks. In such case, the Fund may experience losses.

Legal & Regulatory – General

Legal, Tax and Regulatory Risks. The Fund’s ability to achieve its investment objectives, as well as the ability of the Fund to conduct its operations, is based on laws and regulations that are subject to change through legislative, judicial or administrative action. Future legislative, judicial or administrative action could adversely affect the Fund’s ability to achieve its investment objectives, as well as the ability of the Fund to conduct its operations. The effects of regulatory changes could also be indirect. The regulatory environment for private investment funds is evolving, and changes in the regulation of private investment funds may adversely affect the value of investments held by the Fund and the ability of the Fund to effectively employ its investment and trading strategies. Increased scrutiny and legislation applicable to private investment funds and their sponsors may also impose significant administrative burdens on the Adviser and may divert time and attention from portfolio management activities. In addition, the Fund will be required to register under certain additional foreign laws and regulations, and will need to engage additional distributors or other agents in certain non-U.S. jurisdictions in order to market Shares to potential investors. The effect of any future regulatory change on the Fund could be substantial and adverse. For example, from time to time the market for private equity transactions has been adversely affected by a decrease in the availability of senior and subordinated financing for transactions, in part in response to regulatory pressures on providers of financing to reduce or eliminate their exposure to such transactions. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The SEC, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies.

The current regulatory environment in the United States may be impacted by future legislative developments. The current administration has signaled that it intends to seek to enact changes to numerous areas of law and regulations currently in effect. Any such changes could significantly impact the Fund and/or the investments made by the Fund. Specific legislative and regulatory proposals discussed during election campaigns and more recently that might materially impact the Fund and/or its investments include, but are not limited to, changes to trade agreements, immigration policy, import and export regulations, tariffs and customs duties, income tax regulations and the federal tax code (including added scrutiny of management fee and carried interest waivers), public company reporting requirements and antitrust enforcement.

Legal & Regulatory – Tax

Failure to Maintain RIC Tax Treatment Risk. To qualify for and maintain RIC tax treatment under Subchapter M of the Code, the Fund must, among other things, meet annual distribution, income source and quarterly asset diversification requirements. Each of the aforementioned ongoing requirements for the Fund’s qualification as a RIC requires that the Fund obtain information from or about the underlying investments in which it invests, and the Fund may have difficulty complying with these requirements. In particular, if the Fund has equity investments in Portfolio Companies or other vehicles that are treated as partnerships or other pass-through entities for tax purposes, it may not have control over, or receive accurate information about, the underlying income and assets of those Portfolio Companies or other vehicles that are taken into account in determining the Fund’s compliance with the income source and quarterly asset diversification requirements. If the Fund does not receive sufficient information from such investments, the Fund risks failing to satisfy the requirements to qualify for and maintain RIC tax treatment and incurring an excise tax on undistributed income.

If, before the end of any quarter of its taxable year, the Fund believes it may fail the Diversification Tests (as defined below), the Fund may seek to take certain actions to avert such a failure. However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, may be difficult to pursue because of the limited liquidity of the Fund’s investments. While relevant tax provisions afford a RIC a 30-day period after the end of the relevant quarter in which to cure a failure of the Diversification Tests by disposing of non-diversified assets, the constraints on the Fund’s ability to effect a sale of an investment may limit the Fund’s use of this cure period. In certain cases, the Fund may be afforded a longer cure period under applicable savings provisions, but it may be subject to a penalty tax in connection with its use of those savings provisions.

If the Fund fails to qualify as a RIC, it would become subject to a corporate-level U.S. federal income tax (and any applicable U.S. state and local taxes), which could substantially reduce its net assets, the amount of income available for distribution and the amount of the Fund’s distributions, and distributions to the shareholders generally would be treated as corporate dividends to the extent of the Fund’s current or accumulated earnings and profits. See “Material U.S. Federal Income Tax Considerations.”

In addition, the Fund is required each December to make certain “excise tax” calculations based on income and gain information that must be obtained from certain of its investments. If the Fund does not receive sufficient information from such investments, it risks failing to satisfy the requirements to qualify for and maintain RIC tax treatment and incurring an excise tax on undistributed income (in addition to the U.S. federal corporate income tax). The Fund may, however, attempt to avoid such outcomes by paying a distribution that is or is considered to be in excess of its current and accumulated earnings and profits for the relevant period (i.e., a return of capital).

In order to comply with the RIC rules or for other reasons, the Fund may structure its investments in a way that could increase the taxes imposed thereon or in respect thereof. For example, the Fund may hold such investments through one or more U.S. or non-U.S. corporation(s) (or other entity treated as a corporation for U.S. tax purposes), and the Fund would indirectly bear any U.S. or non-U.S. taxes imposed on such corporation(s). Holding such investments through such U.S. or non-U.S. corporation(s) in order to satisfy the 90% Gross Income Test (as defined below) may jeopardize the Fund’s ability to satisfy the Diversification Tests, which may make it difficult for the Fund to qualify as a RIC for U.S. federal income tax purposes. The Fund may also be unable to make investments that it would otherwise determine to make as a result of the desire to qualify for the RIC rules.

In addition, the Fund may directly or indirectly invest in certain investments located outside the United States. Such investments may be subject to withholding taxes and other taxes in such jurisdictions with respect to their investments. In general, a U.S. person will not be able to claim a foreign tax credit or deduction for foreign taxes paid by the Fund. Further, adverse United States tax consequences can be associated with certain foreign investments, including potential United States withholding taxes on foreign investment entities with respect to their United States investments and potential adverse tax consequences associated with investments in any foreign corporations that are characterized for U.S. federal income tax purposes as “controlled foreign corporations” or “passive foreign investment companies.”

The Fund may retain some income and capital gains in the future, including for purposes of providing the Fund with additional liquidity, which amounts would be subject to the 4% U.S. federal excise tax to the extent they exceed the Excise Tax Distribution Requirements (as defined below), in addition to the U.S. federal corporate income tax. In that event, the Fund will be liable for the tax on the amount by which the Fund does not meet the foregoing distribution requirement. See “Material U.S. Federal Income Tax Considerations.”

Recognizing Income Before or Without Receiving Cash Risk. For U.S. federal income tax purposes, the Fund may be required to recognize taxable income in circumstances in which the Fund does not receive a corresponding payment in cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as zero-coupon securities, debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. Additionally, the Fund’s investments in CLO securities may be subject to special anti-deferral provisions that could result in the Fund incurring tax or recognizing income prior to receiving cash distributions related to such income. The Fund may also have to include in income other amounts that it has not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock or income from investments in portfolio companies or other vehicles that are treated as partnerships or other pass-through entities for tax purposes. The Fund anticipates that a portion of its income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Furthermore, the Fund may elect to amortize market discount and include such amounts in the Fund’s taxable income on a current basis, instead of upon disposition of the applicable debt obligation.

Because any original issue discount, market discount or other amounts accrued will be included in the Fund’s investment company taxable income for the year of the accrual, the Fund may be required to make a distribution to its shareholders in order to satisfy the annual distribution requirement, even though the Fund will not have received any corresponding cash amount. As a result, the Fund may have difficulty meeting the annual distribution requirement necessary to qualify for taxation as a RIC under Subchapter M of the Code. The Fund may have to sell some of its investments at times and/or at prices the Fund would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, the Fund may not qualify for or maintain RIC tax treatment and thus the Fund may become subject to U.S. federal corporate-level income tax.

Special Tax Issues Risk. The Fund expects to invest in debt securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, to preserve its status as a RIC and to distribute sufficient income to not become subject to U.S. federal income tax.

U.S. Tax Reform. A number of items of legislation have been proposed in the past that could significantly alter certain of the U.S. federal income tax consequences of an investment in the Fund. President Trump recently signed into law the “One Big Beautiful Bill Act” (the “OBBBA”) which includes several new provisions (and other amendments) to the Code. The impact of the OBBBA and any other potential tax changes on an investment in the Fund is uncertain. Prospective investors should consult their own tax advisors regarding any change or potential changes in tax laws and the impact on their investment in the Fund and the impact on the Fund and any potential investments.

Taxation in Certain Jurisdictions. The Fund, vehicles through which the Fund makes investments, or Shareholders may be subject to income or other tax in the jurisdictions in which investments are made. Additionally, withholding tax or branch tax may be imposed on earnings of the Fund (or vehicles through which it invests) from investments in such jurisdictions. Local and other tax incurred in non-U.S. jurisdictions by the Fund or vehicles through which it invests may not be creditable to or deductible by a Shareholder under the tax laws of the jurisdiction where such Shareholder resides, including the U.S. There can be no assurance that tax authorities in such jurisdictions will not treat the Fund (or any of its affiliates) as if it has a permanent establishment in the local jurisdiction, which would result in additional local taxation. Changes to taxation treaties (or their interpretation) between the U.S. and countries through which the Fund invests may adversely affect the Fund’s ability to efficiently realize income or capital gains.

Prospective investors should consult their own tax advisor concerning the effects of U.S. federal, state, local and non-U.S. tax laws on an investment in the Fund and on the investors’ tax situation.

Potential investors should also note the considerations discussed in “Material U.S. Federal Income Tax Considerations.”

Transfers & Liquidity

Restrictions on Transfers. Transfers of Shares may be made only by operation of law pursuant to the death, divorce, insolvency, bankruptcy, or adjudicated incompetence of the Shareholder or with the prior written consent of the Fund, which may be withheld in the Fund’s sole discretion. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability.

Fund Governance & Other Fund Matters

Indemnification. Delaware law permits a Delaware statutory trust to include in its declaration of trust a provision to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever. The Fund’s Declaration of Trust provides that the Trustees will not be liable to the Fund or Shareholders for monetary damages for breach of fiduciary duty as a trustee to the fullest extent permitted by Delaware law. The Fund’s Declaration of Trust provides for the indemnification of any person to the full extent permitted, and in the manner provided, by Delaware law. In accordance with the 1940 Act, the Fund will not indemnify certain persons for any liability to which such persons would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Pursuant to the Declaration of Trust and subject to certain exceptions described therein, the Fund will indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former Trustee or officer of the Fund and who is made or threatened to be made a party to the proceeding by reason of their service in that capacity or (ii) any individual who, while a Trustee or officer of the Fund and at the request of the Fund, serves or has served as a trustee, officer, partner or trustee of any corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of their service in that capacity (each such person, an “Indemnitee”), in each case to the fullest extent permitted by Delaware law. Notwithstanding the foregoing, the Fund will not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by an Indemnitee unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction, or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which securities were offered or sold as to indemnification for violations of securities laws.

The Fund will not indemnify an Indemnitee against any liability or loss suffered by such Indemnitee unless (i) the Fund determines in good faith that the course of conduct that caused the loss or liability was in the best interest of the Fund, (ii) the Indemnitee was acting on behalf of or performing services for the Fund, (iii) such liability or loss was not the result of (A) negligence or misconduct, in the case that the party seeking indemnification is a Trustee (other than an independent Trustee), officer, employee, controlling person or agent of the Fund, or (B) gross negligence or willful misconduct, in the case that the party seeking indemnification is an independent Trustee, and (iv) such indemnification or agreement to hold harmless is recoverable only out of assets of the Fund and not from the shareholders.

In addition, the Declaration of Trust permits the Fund to advance reasonable expenses to an Indemnitee, and the Fund will do so in advance of final disposition of a proceeding (a) if the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Fund, (b) the legal proceeding was initiated by a third party who is not a shareholder or, if by a shareholder of the Fund acting in their capacity as such, a court of competent jurisdiction approves such advancement and (c) upon the Fund’s receipt of (i) a written affirmation by the trustee or officer of their good faith belief that he or she has met the standard of conduct necessary for indemnification by the Fund and (ii) a written undertaking by him or her or on their behalf to repay the amount paid or reimbursed by the Fund, together with the applicable legal rate of interest thereon, if it is ultimately determined that the standard of conduct was not met.

Misconduct by Adviser Employees and Service Providers. Misconduct by employees of the Adviser and service providers to the Fund and/or their respective affiliates could cause significant losses to the Fund. Misconduct may include entering into transactions without authorization, the failure to comply with operational and risk procedures, including due diligence procedures, the improper use or disclosure of confidential or material non-public information, which could result in litigation or serious financial harm, including limiting the Fund’s business prospects or future marketing activities, and non-compliance with applicable laws or regulations and the concealing of any of the foregoing. Such activities may result in reputational damage, litigation, business disruption and/or financial losses to the Fund. The Adviser has controls and procedures through which it seeks to minimize the risk of such misconduct occurring. However, no assurances can be given that the Adviser will be able to identify or prevent such misconduct.

Reasonable efforts basis offering by the Distributor. This offering is being made on a reasonable efforts basis, whereby the Distributor is only required to use its reasonable efforts to sell the Shares and neither it nor any selling agent has a firm commitment or obligation to purchase any of the Shares. To the extent that less than the maximum number of Shares is subscribed for, the opportunity for the allocation of the Fund’s investments among various issuers and industries may be decreased, and the returns achieved on those investments may be reduced as a result of allocating all of the Fund’s expenses over a smaller capital base. As a result, the Fund may be unable to achieve its investment objective and a Shareholder could lose some or all of the value of their investment in the Shares.

Valuations & Returns

Valuation Risk. The Fund will primarily hold or otherwise participate in investments in securities and other assets that will not have readily assessable market values. In such instances, the Adviser will determine the fair value of such securities and assets in its reasonable judgment in accordance with the Adviser’s valuation policies based on various factors and expects to rely on internal pricing models, as well as input from one or more independent third-party valuation firms. Such valuations might vary from similar valuations performed by independent third parties for similar types of securities or assets. The valuation of illiquid securities and other assets is inherently subjective and subject to increased risk that the information utilized to value such assets or to create the price models could be inaccurate or subject to other error. Generally, an investment will be valued at the valuations contained in the latest financial reports supplied by the Portfolio Companies unless the Adviser, in good faith, determines that the valuation of such investment does not reflect the fair market value of such investment, in which case, such investment will be valued in good faith by the Adviser in accordance with the Adviser’s valuation policies. There is no guarantee that the value determined by the Adviser will represent the value that will be realized by the Fund from its investments on its eventual disposition or liquidation by the Fund or that would be realized upon an immediate disposition of the investment.

CONFLICTS OF INTEREST

The following actual or potential conflicts of interest should be considered by prospective Shareholders before making an investment in the Shares. As further described below, conflicts of interest will arise whenever ECM has an actual or perceived economic or other incentive in its management of client assets, including the Fund, to act in a way that benefits ECM. Conflicts will result, for example (to the extent permitted under applicable law, the Fund’s organizational documents and the Prospectus): (i) when the Adviser causes the Fund to purchase an investment product, such as interests in a fund, a structured product, a separately managed account or interests in investment vehicles, issued or managed by ECM or its affiliates; (ii) when an ECM entity is engaged to provide services on behalf of the Fund; or (iii) when ECM receives payment or a benefit as a result of the Adviser investing the assets of the Fund in a company or an investment product. Other conflicts will result because of the relationship that ECM has with other clients or when ECM acts for its own account (or its affiliates’ accounts), as further described in detail below. As the Fund’s investment program develops over time, an investment in the Fund will likely be subject to additional and different risks and potential conflicts of interest. ECM and the Fund have policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, certain of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

The matters considered in this “Conflicts of Interest” section should be considered along with other matters discussed elsewhere in the Prospectus, including the Risks set forth above.

Incentive Fee and Valuations. The entitlement to the Incentive Fee with respect to the Fund can create incentives for the Adviser to make Fund investments that are riskier or more speculative than would be the case in the absence of the Incentive Fee.

In addition, the value of the Fund’s investments will be determined by the Adviser in accordance with the Fund’s valuation procedures and the Adviser’s valuation policies. Accordingly, the value of an investment might not reflect the price at which the investment could be sold in the market, and the difference between value and the ultimate sales price could be material. The valuation of investments will affect the amount of the Management Fee.

Finally, although the Fund does not make carried interest distributions, it may invest in investments in which a third-party manager may receive carried interest distributions, as well as make investments alongside Other Accounts that may pay carried interest distribution to ECM personnel and associated persons. The treatment of carried interest is subject to special US federal income tax rules that could result in the third-party managers (or ECM, to the extent that it has influence over such investments) being incentivized to structure, hold and/or sell portfolio investments in a manner that takes into account the US tax treatment of any carried interest, which could adversely impact the Fund. In certain cases, ECM will not be in a position to dictate how or when a portfolio investment is realized, however, such misalignment could exist at the level of the underlying portfolio investments and carried interest or other profit participations payable to their respective sponsors.

Allocation of Personnel. ECM will devote such time and attention to the Fund as it determines to be necessary to conduct its business affairs in an appropriate manner. However, ECM personnel, including members of the Investment Committee, will work on other projects, serve on other committees (including boards of directors, as applicable) and source potential investments for and otherwise assist the investment programs of Other Accounts and their Portfolio Companies, including other investment programs to be developed in the future. Time spent on these other initiatives diverts attention from the activities of the Fund, which could negatively impact the Fund and Shareholders. Furthermore, ECM personnel derive financial benefit from these other activities, including fees and performance-based compensation. These and other factors create conflicts of interest in the allocation of time by ECM personnel. ECM’s determination of the amount of time and attention necessary to conduct the Fund’s activities will be conclusive, and Shareholders rely on ECM’s judgment in this regard.

Outside Activities of Principals and Other Personnel and their Related Parties. Certain personnel of ECM will, in certain circumstances, be subject to a variety of conflicts of interest relating to their responsibilities to the Fund, Other Accounts and their respective Portfolio Companies, and their outside personal or business activities, including as members of investment or advisory committees or boards of directors of or advisors to investment funds, corporations, foundations or other organizations. Such positions create a conflict if such other entities have interests that are adverse to those of the Fund, including if such other entities compete with the Fund for investment opportunities or other resources. The ECM personnel in question may have a greater financial interest in the performance of the other entities than the performance of the Fund. This involvement may create conflicts of interest in making investments on behalf of the Fund and such other funds, accounts and other entities. Although ECM will generally seek to minimize the impact of any such conflicts, there can be no assurance they will be resolved favorably for the Fund. Also, ECM personnel are generally permitted to invest in alternative investment funds, private equity funds, real estate funds, hedge funds and other investment vehicles, as well as engage in other personal trading activities relating to companies, assets, securities or instruments (subject to ECM’s Code of Ethics requirements), some of which will involve conflicts of interests. Such personal securities transactions will, in certain circumstances, relate to securities or instruments which can be expected to also be held or acquired by the Fund or Other Accounts, or otherwise relate to companies or issuers in which the Fund has or acquires a different principal investment (including, for example, with respect to seniority). There can be no assurance that conflicts of interest arising out of such activities will be resolved in favor of the Fund. Shareholders will not receive any benefit from any such investments, and the financial incentives of ECM personnel in such other investments could be greater than their financial incentives in relation to the Fund. See also “—Additional Potential Conflicts of Interest” herein.

Secondments and Internships. Certain personnel of ECM and its affiliates, including Consultants (as defined herein), will, in certain circumstances, be seconded to one or more Portfolio Companies, vendors, personnel, service providers or Shareholders of the Fund or limited partners of Other Accounts to provide finance, accounting, operation support, data management and other similar services, including the sourcing of investments for the Fund or other parties. The salaries, benefits, overhead and other similar expenses for such personnel during the secondment could be borne by ECM and its affiliates or the organization for which the personnel are working or both. In addition, personnel of Portfolio Companies, vendors, service providers (including law firms and accounting firms) and Shareholders of the Fund or limited partners of Other Accounts will, in certain circumstances, be seconded to, serve internships at or otherwise provide consulting services to, ECM, the Fund, Other Accounts and the Portfolio Companies of the Fund and Other Accounts. While often the Fund, Other Accounts and their Portfolio Companies are the beneficiaries of these types of arrangements, ECM is from time to time a beneficiary of these arrangements as well, including in circumstances where the vendor personnel, or service provider or otherwise also provides services to the Fund, Other Accounts, their Portfolio Companies or ECM in the ordinary course. ECM, the Fund, Other Accounts or their respective Portfolio Companies may or may not pay salary or cover expenses associated with such secondees and interns, and if a Portfolio Company pays the cost it will be borne directly or indirectly by the Fund, Other Accounts or their respective Portfolio Companies. If ECM pays salaries or covers expenses associated with such secondees and interns, it may seek reimbursement from the Fund for such amounts. ECM, the Fund, Other Accounts or their Portfolio Companies could receive benefits from these arrangements at no cost, or alternatively could pay all or a portion of the fees, compensation or other expenses in respect of these arrangements and if a Portfolio Company pays the cost or ECM seeks reimbursement from the Fund or its Portfolio Companies for such secondment costs, it could be borne directly or indirectly by the Fund or such Other Account.

To the extent such fees, compensation or other expenses are borne by the Fund, including indirectly through its Portfolio Companies or reimbursement of ECM for such costs, the Management Fee will not be offset or reduced as a result of these arrangements or any fees, expense reimbursements or other costs related thereto. The personnel described above may provide services in respect of multiple matters, including in respect of matters related to ECM, the Fund, Other Accounts, Portfolio Companies, each of their respective affiliates and related parties, and any costs of such personnel may be allocated accordingly. ECM will endeavor in good faith to allocate the costs of these arrangements, if any, to ECM, the Fund, Other Accounts, Portfolio Companies and other parties based on time spent by the personnel or another methodology ECM deems appropriate in a particular circumstance.

Other Benefits. ECM, its affiliates and their personnel and related parties will receive intangible and other benefits, discounts and perquisites arising or resulting from their activities on behalf of the Fund, the value of which will not offset or reduce Management Fees or otherwise be shared with the Fund, its Portfolio Companies or the Shareholders. Such benefits will, whether or not de minimis or difficult to value, inure exclusively to the benefit of ECM, its affiliates or their personnel or related parties receiving them, even though the cost of the underlying service is borne by the Fund as Fund expenses or by its Portfolio Companies. See also “—Service Providers, Vendors and Other Counterparties Generally” herein. Similarly, ECM, its affiliates and their personnel and related parties, and third parties designated by the foregoing, also receive discounts on products and services provided by Portfolio Companies and customers or suppliers of such Portfolio Companies. Additionally, in the course of ECM’s operations, including research, due diligence, investment monitoring, operational improvements and investment activities, ECM’s and its personnel expect to receive and benefit from information, “know-how,” experience, analysis and data relating to Fund or its Portfolio Companies (as applicable) operations, terms, trends, market demands, customers, vendors and other metrics (collectively, “ECM Information”). In many cases, ECM Information will include tools, procedures and resources developed by the Adviser to organize or systematize ECM Information for ongoing or future use. Although ECM expects the Fund generally to benefit from ECM’s possession of ECM Information, it is possible that any benefits will be experienced solely by Other Accounts or their Portfolio Companies (or by ECM and its personnel) and not by Fund or its Portfolio Companies. ECM Information will be the sole intellectual property of ECM and solely for the use of ECM. ECM reserves the right to use, share, license, sell or monetize ECM Information, without offset to Management Fees, and the Fund and its Shareholders will not receive any financial or other benefit of such use, sharing, licensure, sale or monetization.

Advisors, Consultants and Partners. ECM, its affiliates and their personnel and related parties engage and retain strategic advisors, consultants, senior advisors, industry experts, joint venture and other partners and professionals, any of whom might be current or former executives or other personnel of ECM, its affiliates or Portfolio Companies of the Fund or Other Accounts (collectively, “Consultants”), to provide a variety of services. Similarly, the Fund, Other Accounts and their Portfolio Companies retain and pay compensation to Consultants to provide services, or to undertake a build-up strategy to originate acquire and develop assets and businesses in a particular sector or involving a particular strategy. Any amounts paid by the Fund or a Portfolio Company to Consultants in connection with the above services, including performance-based compensation (e.g., promote), retainers, cash fees, profits, equity interests in a Portfolio Company, discretionary bonus awards and expense reimbursements, will be treated as Fund expenses or expenses of the Portfolio Company, as the case may be, and will not, even if they have the effect of reducing any retainers or minimum amounts otherwise payable by ECM, be chargeable to ECM or deemed paid to or received by ECM, or offset or reduce any Management Fees to ECM. [Amounts charged by Consultants to a Portfolio Company will not necessarily be confirmed as being comparable to market rates for such services.] In certain cases, Consultants will receive intangible and other benefits resulting from their activities on behalf of the Fund, including access to privileged information regarding the Fund’s Portfolio Companies and possible future deal origination to the extent applicable with the Fund or Other Accounts. Consultants may attend events and meetings sponsored by the Fund’s Portfolio Companies and/or Other Accounts or other limited partners and may be involved in fundraising activities on behalf of ECM. Also, Consultants are often permitted to co-invest alongside the Fund in Portfolio Companies and investments, participate in long-term incentive plans of a Portfolio Company, and invest directly in the Fund or in vehicles controlled by the Fund. Consultants’ benefits described in this paragraph will, in certain circumstances, continue after termination of status as a Consultant.

The time, dedication and scope of work of a Consultant varies considerably. In some cases, a Consultant advises ECM on transactions, provides ECM with industry-specific insights and feedback on investment themes, assists in transaction due diligence, and makes introductions to, and provides reference checks on, management teams. In other cases, Consultants take on more extensive roles, including serving as executives or directors on the boards of Portfolio Companies and contributing to the identification and origination of new investment opportunities. The Fund may rely on these Consultants to recommend ECM and the Fund as a preferred investment partner and carry out its investment program, but there is no assurance that any Consultant will continue to be involved with the Fund for any length of time. ECM and the Fund can be expected to have formal or informal arrangements with Consultants that may or may not have termination options and may include compensation, no compensation, or deferred compensation until occurrence of a future event, such as commencement of a formal engagement. In certain cases, Consultants have attributes of ECM “employees” (e.g., they can be expected to have dedicated offices at ECM, receive administrative support from ECM personnel, participate in general meetings and events for ECM personnel or work on ECM matters as their primary or sole business activity, have ECM-related e-mail addresses or business cards and participate in certain benefit arrangements typically reserved for ECM employees), even though they are not ECM employees, affiliates or personnel for purposes of the Declaration of Trust or the Investment Management Agreement, as applicable, and their salary and related expenses are paid by the Fund as Fund expenses or by Portfolio Companies without any reduction or offset to Management Fees. Some Consultants work only for the Fund and its Portfolio Companies, while other Consultants may have other clients, including Other Accounts as described below. In particular, in some cases, Consultants could be engaged with the responsibility to source, diligence and recommend transactions to ECM potentially on a full time and/or exclusive basis and, notwithstanding any overlap with the responsibilities of ECM under the Investment Management Agreement and/or the Declaration of Trust, the compensation to such Consultants may be borne fully by the Fund and/or Portfolio Companies (with no reduction or offset to Management Fees) and not ECM. Consultants could have conflicts of interest between their work for the Fund and its Portfolio Companies, on the one hand, and themselves or other clients, on the other hand, and ECM is limited in its ability to monitor and mitigate these conflicts. Additionally, Consultants could provide services on behalf of the Fund and Other Accounts, and any work performed by Consultants retained on behalf of the Fund could benefit such Other Accounts (and alternatively, work performed by Consultants on behalf of Other Accounts could benefit the Fund), and ECM will have no obligation to allocate any portion of the costs to be borne by the Fund in respect of such Consultant’s work on behalf of the Fund to such Other Accounts.

In addition, subject to the 1940 Act, the Fund may in certain circumstances enter into an arrangement from time to time with one or more individuals (who may be former personnel of ECM or current or former personnel of Portfolio Companies of the Fund or Other Accounts, may have experience or capability in sourcing or managing investments, and may form a management team) to undertake a new business line or a build-up strategy to acquire and develop assets and businesses in a particular sector or involving a particular strategy. The services provided by such individuals could include: origination or sourcing, due diligence, evaluation, negotiation, servicing, development, management (including turnaround) and disposition. The individuals could be compensated with a salary and equity incentive plan, including a portion of profits derived from the Portfolio Company or asset of the Fund, or other long-term incentive plans. Compensation could also be based on assets under management or other similar metric. The Fund could indirectly bear the cost of overhead (including rent, real estate, utilities, benefits, salary or retainers for the individuals or their affiliated entities) and the sourcing, diligence and analysis of investments, as well as the compensation for the individuals and entity undertaking the new business line or build-up strategy. Such expenses could be borne indirectly through expenditures by a Portfolio Company. None of the fees, costs or expenses described above will reduce or offset the Management Fee.

In addition, ECM could engage third parties as senior advisors (or another similar capacity) in order to advise it with respect to existing investments, specific investment opportunities, and economic and industry trends. Such senior advisors could receive reimbursement of reasonable related expenses by Portfolio Companies or the Fund and could have the opportunity to invest in a portion of the assets available to the Fund for investment which could be taken by ECM and its affiliates. If such senior advisors generate investment opportunities on the Fund’s behalf, such senior advisors could receive special additional fees or allocations comparable to those received by a third party in an arm’s-length transaction and such additional fees or allocations would be borne fully by the Fund and/or Portfolio Companies (with no reduction or offset to Management Fees) and not ECM.

Multiple Business Lines. ECM has multiple business lines, including Diversified Credit, General Partner Solutions, Real Estate Credit, and Sports and Entertainment. Portfolio Companies of the Fund and Other Accounts and third parties will, in certain circumstances, engage for debt and equity financings and to provide investment advisory or other services. As a result of these activities, ECM is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than if it had one line of business. For example, ECM may come into possession of information that limits the Fund’s ability to engage in potential transactions. Similarly, other ECM businesses and their personnel may be prohibited by law or contract from sharing information with the Adviser that would be relevant to monitoring the Fund’s investments and the Fund’s other activities. Additionally, ECM or Other Accounts can be expected to enter into covenants that restrict or otherwise limit the ability of the Fund or its Portfolio Companies and their affiliates to make investments in, or otherwise engage in, certain businesses or activities. These types of restrictions may negatively impact the ability of the Fund to implement its investment program. Finally, ECM personnel who are members of the investment committee may be excluded from participating in certain investment decisions due to conflicts involving other ECM businesses or for other reasons, including other business activities, in which case the Fund will not benefit from their experience. The Shareholders will not receive a benefit from any fees earned by ECM or its personnel from these other businesses.

ECM is under no obligation to decline any engagements or investments in order to make an investment opportunity available to the Fund. ECM has long-term relationships with a significant number of corporations and their senior management. ECM will consider those relationships when evaluating an investment opportunity, which may result in ECM choosing not to make such an investment due to such relationships (e.g., investments in a competitor of a client or other person with whom ECM has a relationship). The Fund may be required to sell or hold existing investments as a result of investment banking relationships or other relationships that ECM may have or transactions or investments ECM and its affiliates may make or have made. Therefore, there can be no assurance that all potentially suitable investment opportunities that come to the attention of ECM will be made available to the Fund. See “Portfolio Company Relationships Generally” herein. The Fund may also co-invest with clients of ECM or other persons with whom ECM has a relationship in particular investment opportunities, and other aspects of these ECM relationships could influence the decisions made by ECM with respect to the Fund’s investments and otherwise result in a conflict.

ECM Policies and Procedures. ECM has implemented policies and procedures to address conflicts that arise as a result of its various activities, as well as regulatory and other legal considerations. Specified policies and procedures implemented by ECM to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions will reduce the synergies and collaboration across ECM’s various businesses that the Fund expects to draw on for the purposes of identifying, pursuing and managing attractive investment opportunities. Because ECM has many different asset management and advisory businesses, including but not limited to, growth equity, a credit business, a real estate advisory business, and may scale its businesses into other sectors in the future, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. Due to these restrictions, in some instances, the Fund may not be able to initiate a transaction that it otherwise might have initiated and may not be able to purchase or sell an investment that it otherwise might have purchased or sold, which could negatively affect its operations.

In addition, to the extent that ECM is in possession of material non-public information or is otherwise restricted from trading in certain securities, the Fund and the Adviser may also be deemed to be in possession of such information or otherwise restricted. Additionally, the terms of confidentiality or other agreements with or related to companies in which any ECM fund has or has considered making an investment or which is otherwise a client of ECM will from time to time restrict or otherwise limit the ability of the Fund and/or its Portfolio Companies and their affiliates to make investments in or otherwise engage in businesses or activities competitive with such companies. ECM may enter into one or more strategic relationships in certain regions or with respect to certain types of investments that, although intended to provide greater opportunities for the Fund, reserves the right to require the Fund to share such opportunities or otherwise limit the amount of an opportunity the Fund can otherwise take.

Data. ECM receives, generates or obtains various kinds of data and information from the Fund, Other Accounts, their Portfolio Companies, and, at their election, certain limited partners in Other Accounts, and service providers, including but not limited to data and information relating to business operations, financial information results, trends, budgets, plans, ESG, energy usage, carbon emissions and related metrics, customer and user data, employee and contractor data, supplier and cost data, and other related data and information, some of which is sometimes referred to as alternative data or “big data.” ECM can be expected to be better able to anticipate macroeconomic and other trends, and otherwise develop investment themes or identify specific investment, trading or business opportunities, as a result of its access to (and rights regarding) this data and information from the Fund, Other Accounts, their Portfolio Companies, and, at their election, certain limited partners in Other Accounts. ECM has entered and will continue to enter into information sharing and use, measurement and other arrangements, which will give ECM access to (and rights regarding, including use, distribution and derived works rights over) data that it would not otherwise obtain in the ordinary course, with the Fund, Other Accounts, their Portfolio Companies, and, at their election, certain limited partners in Other Accounts, related parties and service providers. Although ECM believes that these activities improve ECM’s investment management activities on behalf of the Fund and Other Accounts, information obtained from the Fund and its Portfolio Companies, and, at their election, certain limited partners in Other Accounts, also provides material benefits to ECM or Other Accounts, typically without compensation or other benefit accruing to the Fund or its Portfolio Companies. For example, information from a Portfolio Company owned by the Fund can be expected to enable ECM to better understand a particular industry and execute trading and investment strategies in reliance on that understanding for ECM and Other Accounts that do not own an interest in the Portfolio Company, typically without compensation or benefit to the Fund or its Portfolio Companies. Further, data is expected to be aggregated across the Fund, Other Accounts and their respective Portfolio Companies and, in connection therewith, ECM is expected to serve as the repository for such data, including with ownership rights therein.

Furthermore, except for contractual obligations to third parties to maintain confidentiality of certain information or otherwise limit the scope and purpose of its use or distribution, and regulatory limitations on the use of material non-public information, ECM is generally free to use and distribute data and information from the Fund’s activities to assist in the pursuit of ECM’s various other activities, including but not limited to trading activity for the benefit of ECM or an Other Account. For example, ECM’s ability to trade in securities of an issuer relating to a specific industry may, subject to applicable law, be enhanced by information of a Portfolio Company in the same or related industry. Such trading or other business activities can be expected to provide a material benefit to ECM without compensation or other benefit to the Fund.

The sharing and use of “big data” and other information presents potential conflicts of interest and the Shareholders acknowledge that any benefits received by ECM or its personnel (including fees (in cash or in-kind), costs and expenses) will not be shared with the Fund or Shareholders. As a result, ECM has an incentive to pursue investments that have data and information that can be utilized in a manner that benefits ECM or Other Accounts. See also “—Data Management Services” herein.

ECM Strategic Relationships. ECM may enter into strategic relationships with investors (and/or one or more of their affiliates) that involve an overall relationship with that could incorporate one or more strategies (including, but not limited to, different sector and/or geographical focus) in addition to the Fund’s strategy (each, a “Strategic Relationship”). A Strategic Relationship often involves an investor agreeing to make a capital commitment to or investment in two or more ECM funds, one of which may be the Fund. Shareholders will not receive a copy of any agreement memorializing a Strategic Relationship program. Any co-investment that is part of a Strategic Relationship may include co-investment in investments made by the Fund. ECM, including its personnel, may receive compensation from Strategic Relationships and be incentivized to allocate investment opportunities away from the Fund to or source investment opportunities for Strategic Relationships. See also “—Additional Potential Conflicts of Interest” herein.

Buying and Selling Investments or Assets from Certain Related Parties. The Fund and its Portfolio Companies may purchase investments or assets from or sell investments or assets of the Fund to Portfolio Companies of Other Accounts or their respective related parties, including parties which such Portfolio Companies or Other Accounts, own or have invested in. Purchases and sales of investments or assets of the Fund between the Fund or its Portfolio Companies, on the one hand, and Portfolio Companies of Other Accounts or their respective related parties, on the other hand, may not be subject to the approval of the Board. For example, a Portfolio Company may sell its data to Portfolio Companies of Other Accounts or their respective related parties. See “—Data” and “—Data Management Services” herein. These transactions involve conflicts of interest, as ECM may receive fees and other benefits, directly or indirectly, from or otherwise have interests in both parties to the transaction. These conflicts related to purchases and sales of assets between the Fund or its Portfolio Companies, on the one hand, and Portfolio Companies of Other Accounts or their respective related parties, on the other hand, will not necessarily be resolved in favor of the Fund, and Shareholders may not be entitled to receive notice or disclosure of the occurrence of these conflicts.

Selling Assets to Other Accounts. ECM will have conflicting duties to the Fund and Other Accounts when the Fund sells assets to Other Accounts, including as a result of different financial incentives ECM may have with respect to the Fund and such Other Accounts. There can be no assurance that any assets sold by the Fund to an Other Account will not be valued or allocated a sale price that is lower than might otherwise have been the case if such asset were sold to a third party rather than to an Other Account. ECM will not be required to solicit third-party bids prior to causing the Fund to sell an asset to an Other Account as provided above.

Allocation and Classification of Investment Opportunities and Related Conflicts of Interest. The Fund will be allocated investment opportunities meeting the investment objectives of the Fund on a fair and reasonable basis with (i) ECM and (ii) Other Accounts with similar investment strategies and overlapping investments. The Adviser expects to advise multiple Other Accounts with similar investment strategies and overlapping investments, which creates conflicts of interest in allocating investment opportunities. The Adviser seeks to allocate investment opportunities to the Fund and Other Accounts in a manner it deems to be fair and reasonable over time, consistent with the Fund’s and Other Accounts’ investment strategy, guidelines and objectives, but the Adviser generally expects to consider, as appropriate: (i) eligibility (consideration of client guidelines or strategy when making an allocation decision); (ii) risk parameters (the Adviser may consider overall risk parameters of an investment relative to the composition of an overall portfolio, including the nature and size of existing holdings and cash positions, and make a non-pro rata allocation decision based on such considerations); (iii) capital available/cash needed (clients with capital to invest, whether due to a recent launch and ramp-up or some other factor, will generally receive priority in allocations, even where other Clients also have available cash to invest, provided the treatment of all clients over time is equitable); (iv) mandate structure (a client’s mandate structure (e.g., discretionary versus non-discretionary mandates) or specific client approval requirements may make certain investment opportunities more or less appropriate for certain clients); (v) timing (allocations must be made promptly); (vi) client turned down opportunity or did not respond (to the extent there are any clients for which the Adviser has a non-discretionary mandate, where any client rejects an investment opportunity recommended by the Adviser or fails to actively progress on any such investment opportunity in a reasonable period, the Adviser may allocate the opportunity to another client); (vii) follow-on investments (where a client holds an interest directly linked to the investment currently being offered (i.e., a “follow-on investments”), consideration should first be given as to whether the opportunity is most appropriate for that client. The current owner of a position is the first to have an opportunity to participate in any follow-on investment); (viii) market conditions; (ix) client-sourced or originated investment opportunity (if, independent of the Adviser, a client requests that the Adviser analyze an opportunity for the client’s potential investment, the Adviser shall not, without authorization from such client, extend, offer, or allocate such investment opportunity to any other clients). The outcome of any allocation decision could result in the Fund receiving all or none of an investment opportunity or a disproportionate interest in the opportunity. In situations where there is insufficient investment supply relative to demand, the Adviser, in its sole discretion, will make subjective judgments using some or all of the above factors. Among others, the above factors provide substantial discretion to the Adviser in allocating any individual investment opportunity.

The Adviser has sole discretion to determine the manner in which investment opportunities are allocated between the Fund and such Other Accounts and/or ECM. Such allocation decisions present inherent conflicts of interest where demand exceeds available supply. As a result, the Fund’s share of investment opportunities could be materially affected by competition from Other Accounts and/or ECM. Such conflicts will not always be resolved to the advantage of the Fund.

Notwithstanding the above, certain Other Accounts and/or ECM could be allocated investment opportunities sourced by ECM and/or one or more beneficial owners due to the relationships that one or more beneficial owners thereof or ECM has with other sponsors and, accordingly, such investment opportunities would not be allocated to the Fund. Such investment opportunities could be allocated solely or disproportionately to such Other Accounts and/or ECM.

The investment focus of certain Other Accounts may overlap with the investment focus of the Fund, and not all investment opportunities suitable for the Fund will be allocated to the Fund and in some instances the Fund will be allocated less of an investment opportunity than would otherwise be the case absent such Other Accounts. As a result, the Fund may receive reduced allocations of, or may not participate in, certain investment opportunities that are allocated in whole or in part to such single-asset class focused products. Similarly, ECM may invest in an investment that would otherwise be suitable and appropriate for the Fund, and the Fund in such instances would not be allocated such an investment or could be allocated an investment opportunity less than that would otherwise be the case had ECM not made such an investment. In addition to the other relevant factors considered described above, there could also be commercial, structural, regulatory, legal or other reasons that could cause the Adviser to determine that a prospective investment is not suitable or appropriate for the Fund. To the extent there is an investment opportunity that the Adviser determines is not suitable for the Fund, the Adviser, in its sole discretion, may refer such opportunity to ECM, its employees and/or third parties or to make personal investments in the relevant opportunity. The Fund can invest in opportunities that Other Accounts and/or ECM have declined or could decline to invest in opportunities in which Other Accounts and/or ECM have invested or will invest.

The classification of an investment opportunity as appropriate or inappropriate for the Fund, any Other Account and/or ECM will be made by the Adviser or an affiliate thereof, in good faith, at the time of purchase and will govern in this regard. This determination frequently will be subjective in nature. Consequently, the Adviser or an affiliate thereof could determine that an investment opportunity is more appropriate for an Other Account and/or ECM and such investment could be allocated to such Other Account and/or ECM. Furthermore, the classification will be made by the Adviser in good faith based on its view of what is appropriate in the relevant circumstances at the time of investment.

Notwithstanding the foregoing, any Other Account for which the limited partners or clients of such Other Account source investment opportunities or which result from relationships of the limited partners or clients of such Other Accounts will be entitled to investment priority with respect to such limited partners or underlying client-sourced deals.

The Fund will be making investments in private and liquid credit assets and other income-generating investments, including a substantial portion of its portfolio in asset-based credit, to the extent permitted by law, the Fund can also opportunistically participate in other investment opportunities outside of the primary focus, including providing capital to Portfolio Companies, providing seed capital to a Portfolio Company, co-investing directly in a Portfolio Company with an Other Account and/or providing financing to an Other Account’s Portfolio Companies. There will be no guarantee that the Fund will have investment priority with respect to such non-primary investment opportunities.

The Adviser and its affiliates can receive different amounts of compensation from the Fund and Other Accounts with similar investment objectives as the Fund. The Adviser or an affiliate thereof could have an incentive to favor those Other Accounts from which it receives higher compensation in making its allocation decisions.

Regulatory Restrictions, Affiliated Transactions and Position Limits. There may be periods when the Adviser and/or its affiliates could preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives. The Adviser, the Fund and certain of their affiliates intend to apply for an exemptive order from the SEC that would permit the Fund to, among other things and subject to the conditions of the Section 17(d) Order, invest in certain privately placed securities in aggregated transactions alongside certain funds advised by the Adviser and/or its affiliates, where the Adviser negotiates certain terms of the private placement securities to be purchased (in addition to price-related terms) (the “Section 17(d) Order”).

The Adviser will not cause the Fund to engage in investments alongside affiliates in private placement securities that involve the negotiation of certain terms of the private placement securities to be purchased (other than price-related terms), except in reliance on the Section 17(d) Order or unless such investments otherwise qualify for another 1940 Act exemption or are entered into in accordance with interpretations of Section 17(d) and Rule 17d-1 as expressed in SEC no-action letters or other available guidance, including aggregated transactions where only price-related terms of the private placement security to be purchased are negotiated by the Adviser.

Under the terms of the Section 17(d) Order, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Fund’s Independent Trustees have approved policies and procedures of the Fund that are reasonably designed to ensure compliance with the terms of the Section 17(d) Order and have reviewed the allocation policy and other co-investment policies of the Adviser. The Section 17(d) Order is subject to certain terms and conditions so there can be no assurance that the Fund will be permitted to invest in aggregated transactions alongside certain of the affiliated funds other than in the circumstances currently permitted by regulatory guidance and the Section 17(d) Order. For example, in certain instances, the Fund’s ability to participate in such negotiated joint transactions alongside affiliated funds will require the “required majority” of the Fund’s Independent Trustees to reach certain conclusions in connection with investments alongside affiliates in private placement securities that involve the negotiation of certain terms of the private placement securities to be purchased (other than price-related terms), including that (1) the terms of the proposed transaction are reasonable and fair to the Fund and its shareholders and do not involve overreaching of the Fund or its shareholders on the part of any person concerned and (2) the transaction is consistent with the interests of the shareholders. The Adviser’s investment allocation policies and procedures can be revised at any time without notice to, or consent from, the Shareholders.

The Fund, together with interests held by other clients of the Adviser, may be limited from owning or controlling, directly or indirectly, interests in Portfolio Companies or other issuers that equal or exceed 5% of such issuer’s outstanding voting securities. In addition, the Fund may seek to invest in a Portfolio Company’s non-voting securities and, together with interests held by other clients of the Adviser, may be limited in the amount it can invest. Such limitations are intended to ensure that an underlying Portfolio Company not be deemed an “affiliated person” of the Fund for purposes of the 1940 Act, which may impose limits on the Fund’s dealings with the Portfolio Company and its affiliated persons. Under certain circumstances the Fund could become an affiliated person of a Portfolio Company or another issuer. In such circumstances, the Fund may be restricted from transacting with the Portfolio Company or its portfolio companies absent an applicable exemption (whether by rule or otherwise).

Investments in Which Other Accounts Have a Different Principal Investment Generally. The Fund can be expected to hold an interest in a Portfolio Company that is different (including with respect to relative seniority) than the interests held by Other Accounts (and in certain circumstances ECM could be unaware of an Other Account’s participation). Generally, there are no limitations in the Governing Documents with respect to such investments (including with respect to terms, price, quantity, frequency, percentage interest therein or otherwise). In these situations, conflicts of interest will arise. In order to mitigate any such conflicts of interest, the Fund may recuse itself from participating in any decisions relating or with respect to such investment by the Fund or the applicable investments by Other Accounts, or by establishing groups separated by information barriers (which can be expected to be temporary and limited purpose in nature) within ECM to act on behalf of each of the clients. Despite these, and any of the other actions described below that information may take to mitigate the conflict, information may be required to take action when it will have conflicting loyalties between its duties to the Fund and such Other Accounts, which may adversely impact the Fund. In that regard, actions may be taken for Other Accounts that are adverse to the Fund (and vice versa). If the Fund recuses itself from decision-making, it will generally rely upon a third party to make the decisions, and the third party could have conflicts or otherwise make decisions that ECM would not have made. In addition, under certain circumstances, the Fund may be prohibited (or refrain) from decision-making or exercising other rights it would otherwise have with respect to a Portfolio Company, as a result of the Fund’s affiliation with Other Accounts that own different interests in such Portfolio Company. While ECM will seek, where applicable, to have a third party exercise rights on behalf of the Fund for purposes of exercising voting rights and/or managing any conflicts of interest related to such investments (which may include third-party co-investors or independent representatives), in certain instances such investments may be made without any such third-party participation (for example, because the Fund owns or acquires the entirety of the relevant instrument or tranche), and in such circumstances the absence of any such third party could adversely affect the Fund or its interest in the Portfolio Company (or the applicable Other Account(s)) or its ability to effectively mitigate such conflicts of interest.

With respect to debt securities acquired or sold in a secondary transaction or syndication between Other Accounts and a third party in particular (following the issuance of origination of any financing or refinancing) ECM and/or such Other Accounts may determine that no mitigation of any potential conflicts of interest with respect to such acquisition or sale is required. Such investments and transactions will give rise to potential or actual conflicts of interest. There can be no assurance that any conflict will be resolved in favor of the Fund.

Other Affiliate Transactions and Investments in Different Levels of Capital Structure. From time to time, the Fund and the Other Accounts can be expected to make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities or loans, subject to the limitations of the 1940 Act. In addition, the Fund could hold an investment in a different layer of the capital structure than an investor or another party with which ECM has a material relationship, in which case ECM could have an incentive to cause the Fund or the Portfolio Company to offer more favorable terms to such parties (including, for instance, financing arrangements). Certain such investments inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities or loans that are expected to be held by such entities. To the extent the Fund holds securities or loans that are different (including with respect to their relative seniority) than those held by an Other Account, ECM and its affiliates will be presented with decisions when the interests of the funds are in conflict. For example, conflicts could arise where the Fund lends funds to a Portfolio Company while an Other Account invests in equity securities of such Portfolio Company. In this circumstance, for example, if such Portfolio Company were to go into bankruptcy, become insolvent or otherwise be unable to meet its payment obligations or comply with its debt covenants, conflicts of interest could arise between the holders of different types of securities or loans as to what actions the Portfolio Company should take. In addition, purchases or sales of securities or loans for the account of the Fund (particularly marketable securities) may be bunched or aggregated with orders for Other Accounts. It is frequently not possible to receive the same price or execution on the entire volume of securities sold, and the various prices could be averaged, which has the potential to be disadvantageous to the Fund. Further conflicts could arise after the Fund and Other Accounts have made their respective initial investments. For example, if additional financing is necessary as a result of financial or other difficulties, it is not always in the best interests of the Fund to provide such additional financing. If Other Accounts were to lose their respective investments as a result of such difficulties, the ability of ECM to take actions in the best interests of the Fund might be impaired. ECM could in its sole discretion take steps to reduce the potential for adversity between the Fund and the Other Accounts, including causing the Fund and/or such Other Accounts to take certain actions that, in the absence of such conflict, it would not take. Such conflicts will be more difficult if the Fund and Other Accounts hold significant or controlling interests in competing or different tranches of a Portfolio Company’s capital structure. In addition, there could be circumstances where ECM agrees to implement certain procedures to ameliorate conflicts of interest that involve a forbearance of rights relating to the Fund or Other Accounts, such as where ECM is expected to cause the Fund or Other Accounts to decline to exercise certain control- and/or foreclosure-related rights with respect to a Portfolio Company.

In addition, conflicts have the potential to arise in determining the amount of an investment, if any, to be allocated among potential investors and the respective terms thereof. There can be no assurance that any conflict will be resolved in favor of the Fund, and in some cases, subject to applicable law, a decision by ECM to take any particular action could have the effect of benefiting an Other Account and/or ECM and therefore will not always be in the best interests of, and will, at times, be adverse to, the Fund. There can be no assurance that the return on the Fund’s investment will be equivalent to or better than the returns obtained by the Other Accounts participating in the same or similar transaction. The Shareholders will not receive any benefit from fees paid to any affiliate of the Adviser in respect of any Other Account’s investment in a Portfolio Company.

Related Financing Counterparties. The Fund can be expected to invest in companies or other entities in which Other Accounts make an investment in a different part of the capital structure (and vice versa). ECM requests in the ordinary course proposals from lenders and other sources to provide financing to the Fund and its Portfolio Companies. ECM takes into account various facts and circumstances it deems relevant in selecting financing sources, including whether a potential lender has expressed an interest in evaluating debt financing opportunities, whether a potential lender has a history of participating in debt financing opportunities generally and with ECM in particular, the size of the potential lender’s loan amount, the timing of the relevant cash requirement, the availability of other sources of financing, the creditworthiness of the lender, whether the potential lender has demonstrated a long-term or continuing commitment to the success of ECM and its funds, and such other factors that ECM deems relevant under the circumstances. The cost of debt alone is not determinative.

Debt financing to the Fund and its Portfolio Companies is expected to be provided, from time to time, by third parties, Other Accounts and investors therein, their Portfolio Companies and other parties with material relationships with ECM, such as shareholders of and lenders to ECM and lenders to Other Accounts and their Portfolio Companies, as well as by ECM itself in accordance with the terms of the Governing Documents. ECM could have incentives to cause the Fund and its Portfolio Companies to accept less favorable financing terms from Other Accounts, their Portfolio Companies and investors, ECM and other parties with material relationships with ECM than it would from a third party. The same concerns apply when any of these other parties invest in a more senior position in the capital structure of a Portfolio Company than the Fund, even if the form of the transaction is not a financing. Although less common, the Fund or a Portfolio Company could also occupy a more senior position in the capital structure than Other Accounts, their Portfolio Companies and other parties with material relationships with ECM, in which case ECM could have an incentive to cause the Fund or Portfolio Company to offer more favorable financing terms to such parties. In the case of a related party financing between the Fund or its Portfolio Companies, on the one hand, and ECM, Other Accounts or their Portfolio Companies, on the other hand, ECM could, but is not obligated to, rely on a third-party agent to confirm the terms offered by the counterparty are consistent with market terms, or ECM could instead rely on its own internal analysis, which ECM believes is often superior to third-party analysis given ECM’s scale in the market. If, however, any of ECM, the Fund, an Other Account or any of their Portfolio Companies delegates to a third party, such as another member of a financing syndicate or a joint venture partner, the negotiation of the terms of the financing, the transaction will be assumed to be conducted on an arms-length basis, even though the participation of the ECM related vehicle impacts the market terms and ECM may have influence on such third parties. For example, in the case of a loan extended to the Fund or a Portfolio Company by a financing syndicate in which an Other Account has agreed to participate on terms negotiated by a third-party participant in the syndicate, it may have been necessary to offer better terms to the financing provider to fully subscribe the syndicate if the Other Account had not participated; it is also possible that the frequent participation of Other Account in such syndicates could dampen interest among other potential financing providers, thereby lowering demand to participate in the syndicate and increasing the financing costs to the Fund. ECM does not believe either of these effects is significant, but no assurance can be given to Shareholders that these effects will not be significant in any circumstance. ECM will not be required to obtain any consent or seek any approvals from the applicable Shareholders in the case of any of these conflicts.

Subject to applicable law, ECM could cause actions adverse to the Fund to be taken for the benefit of Other Accounts that have made an investment more senior in the capital structure of a Portfolio Company than the Fund (e.g., provide financing to a Portfolio Company, the equity of which is owned by the Fund) and, vice versa, actions will, in certain circumstances, be taken for the benefit of the Fund and its Portfolio Companies that are adverse to Other Accounts. ECM could seek to implement procedures to mitigate conflicts of interest in these situations such as (i) a forbearance of rights, including some or all non-economic rights, by the Fund or relevant Other Accounts (or their respective Portfolio Companies, as the case may be) by, for example, agreeing to follow the vote of a third-party in the same tranche of the capital structure, or otherwise deciding to recuse itself with respect to decisions on defaults, foreclosures, workouts, restructurings and other similar matters, (ii) causing the Fund or relevant Other Account (or their respective Portfolio Companies, as the case may be) to hold only a non-controlling interest in any such Portfolio Company, (iii) retaining a third-party loan servicer, administrative agent or other agent to make decisions on behalf of the Fund or relevant Other Account (or their respective Portfolio Companies, as the case may be), or (iv) create groups of personnel within ECM separated by information barriers (which can be expected to be temporary and limited purpose in nature), each of which would advise one of the clients that has a conflicting position with other clients. As an example, to the extent an Other Account holds an interest in a loan or security that is different (including with respect to relative seniority) than those held by the Fund or its Portfolio Companies, ECM may decline to exercise, or delegate to a third-party, certain control, foreclosure and other similar governance rights of the Other Account. In these cases, ECM would generally act on behalf of one of its clients, though the other client would generally retain certain control rights, such as the right to consent to certain actions taken by the trustee or administrative or other agent of the investment, including a release, waiver, forgiveness or reduction of any claim for principal or interest; extension of maturity date or due date of any payment of any principal or interest; release or substitution of any material collateral; release, waiver, termination or modification of any material provision of any guaranty or indemnity; subordination of any lien; and release, waiver or permission with respect to any covenants.

In connection with negotiating loans and bank financings in respect of ECM-sponsored transactions, ECM will generally obtain the right to participate (for its own account or an Other Account) in a portion of the financings with respect to such ECM-sponsored transactions on the same terms negotiated by third parties with ECM or other terms ECM determines to be consistent with the market. Although ECM could rely on third parties to verify market terms, ECM may nonetheless have influence on such third parties. No assurance can be given that negotiating with a third party, or verification of market terms by a third party, will ensure that the Fund and its Portfolio Companies receive market terms.

In certain circumstances, the Fund may be required to commit funds necessary for an investment prior to the time that all anticipated debt (senior and/or mezzanine) financing has been secured. In such circumstance, an Other Account and/or ECM itself (using, in whole or in part, its own balance sheet capital), may provide bridge or other short-term financing and/or commitments, which at the time of establishment are intended to be replaced and/or syndicated with longer-term financing. Such bridge financing and/or commitment may be sold down ahead of equity invested by the Fund. In any such circumstance, the Other Account and/or ECM itself may receive compensation for providing such financing and/or commitment (including ticking or commitment fees). The conflicts applicable to Other Accounts who invest in different securities of Portfolio Companies will apply equally to ECM itself in such situations. See also “—Securities and Lending Activities” herein.

In addition, the Adviser or its affiliates may make short-term advances to the Fund, which advances will accrue interest comparable to those received by a third party in an arm’s-length transaction and will be repaid in cash by the Fund. If the Adviser or any of its affiliates lends funds to the Fund, the material terms of such lending shall be disclosed to the Shareholders; provided, that such disclosure is not required for advances for Fund expenses in the ordinary course.

In addition, it is anticipated that in a bankruptcy proceeding the Fund’s interests will likely be subordinated or otherwise adverse to the interests of Other Accounts with ownership positions that are more senior to those of the Fund. For example, an Other Accounts that has provided debt financing to an investment of the Fund may take actions for its benefit, particularly if the Fund’s investment is in financial distress, which adversely impact the value of the Fund’s subordinated interests.

Although Other Accounts can be expected to provide financing to the Fund and its Portfolio Companies, there can be no assurance that any Other Account will indeed provide any such financing with respect to any particular investment. Participation by Other Account in some but not all financings of the Fund and its Portfolio Companies may adversely impact the ability of the Fund and its Portfolio Companies to obtain financing from third parties when Other Accounts do not participate, as it may serve as a negative signal to market participants.

Related Financing of Counterparties to Acquire Assets from, or Sell Assets to, the Fund and its Portfolio Companies. In certain transactions, Other Accounts may commit to and/or provide financing to third parties that bid for and/or purchase assets from the Fund and its Portfolio Companies. In addition, the Fund and its Portfolio Companies will, from time to time, purchase assets or Portfolio Companies from third parties that obtain, or currently have outstanding, debt financing from Other Accounts. See “—Related Financing Counterparties” herein. Although ECM believes that the participation by Other Accounts in such debt financings could be beneficial to the Fund by supporting third parties in their efforts to bid on the sale of assets by, and to sell assets to, the Fund and its Portfolio Companies, ECM will have an incentive to cause the Fund or relevant Portfolio Company to select to sell an asset to, or purchase an asset from, a third party that obtains debt financing from an Other Account to the potential detriment of the Fund. For example, although price is often the deciding factor in selecting from whom to acquire, or to whom to sell, an asset, other factors at times influence the buyer or the seller, as the case may be. ECM could thereafter cause the Fund or a Portfolio Company to sell an asset to, or buy an asset from, a third party that has received financing from an Other Account, even when such third party has not offered the most attractive price. Shareholders rely on ECM to select in its sole discretion the best overall buyer in sales of, and the best overall seller in the acquisition of, Fund assets despite any conflict related to the parties financing the buyer or the seller, as applicable.

Non-Control Investments; JV Arrangements. The Fund is expected from time to time to hold non-controlling or shared control investments such as partnerships, joint ventures, consortiums, investment platforms or other similar arrangements (“JV Arrangements”), with third-party co-investors or other partners, including, in certain circumstances, limited partners of Other Accounts or their affiliates (“Joint Venture Partners”). In some of these cases, the Fund could have limited governance rights and, therefore, may have a limited ability to protect its position in such investments as it will have no right to appoint a director or otherwise exert significant influence. In these cases, the Fund would rely on the efforts of third-party management, shareholders or board of directors for oversight of the investment, and these third parties may have other interests that conflict with the interests of the Fund. Furthermore, there can be no assurance that any rights obtained by the Fund in a JV Arrangement will provide sufficient protection of the Fund’s interests.

Co-Investments. Subject to applicable law, the Fund may co-invest with limited partners of Other Accounts, ECM and other parties with whom ECM has a material relationship. The allocation of co-investment opportunities is entirely and solely in the discretion of ECM, and it is expected that many investors who will, in certain circumstances, have expressed an interest in co-investment opportunities will not be allocated any co-investment opportunities or will, in certain circumstances, receive a smaller amount of co-investment opportunities than the amount requested. Furthermore, co-investment offered by ECM will be on such terms and conditions (including with respect to management fees, performance-based compensation and related arrangements and/or other fees applicable to co-investors) as ECM determines to be appropriate in its sole discretion on a case-by-case basis, which can be expected to differ amongst co-investors with respect to the same co-investment. Furthermore, the Fund and co-investors will often have different investment objectives and limitations, such as return objectives, leverage limitations and maximum hold periods. ECM, as a result of the foregoing, will have conflicting incentives in making decisions with respect to such opportunities. Even if the Fund and any such parties invest in the same securities on similar terms, conflicts of interest will still arise as a result of differing investment profiles of the investors, among other items.

ECM may in the future establish more investment vehicles managed or advised by ECM to facilitate the participation of third-party co-investors (who may or may not be investors of the Fund and/or Other Accounts), including “standing” or dedicated co-investment vehicles, which include both “opt-out” or “opt-in” vehicles where the co-investor determines whether to participate in co-investment opportunities presented to it either through affirmative or negative consent, as well as committed co-investment vehicles where ECM (in some or all circumstances), and not the co-investor, has discretion in determining whether the co-investment vehicle will participate in co-investment opportunities (collectively, the “Other Co-Invest Vehicles”), which may or may not be subject to more favorable rights and/or terms than the Fund. Certain Other Co-Invest Vehicles may be fully committed and provide the investors therein with no discretion regarding the deployment of capital. ECM may be incentivized to allocate co-investment opportunities to discretionary vehicles with higher effective fees, carried interest or other performance-based compensation rates. Subject to applicable law, ECM may also provide certain Other Co-Invest Vehicles with priority rights to participate in co-investment opportunities alongside the Fund, or ECM may agree to allocate co-investment opportunities to one or more Other Co-Invest Vehicles in a programmatic manner. The amount and frequency of co-investment by any Other Co-Invest Vehicles would be at the discretion of ECM. It is expected that the existence of any Other Co-Invest Vehicles established by ECM will result in fewer co-investment opportunities being made available to investors who do not participate therein and allocations to the Other Co-Invest Vehicles can be expected to result in the Fund investing less than it would have in the related investments. If the Fund is not successful in raising such co-investment vehicle (or otherwise disposing of the relevant portion of the investment to co-investors), the Fund may consequently hold a greater concentration and have more exposure in the related investment than initially was intended, which could make the Fund more susceptible to fluctuations in value resulting from adverse economic and/or business conditions with respect thereto. Moreover, an investment by the Fund which is not syndicated to co-investors as originally anticipated could significantly reduce the Fund’s overall investment returns.

Liability Arising From Transactions Entered into Alongside Other Accounts. Participating in investments alongside Other Accounts and/or ECM will subject the Fund to a number of risks and conflicts (and in certain circumstances, ECM will be unaware of an Other Account’s participation, as a result of information walls or otherwise). For example, it is possible that as a result of legal, tax, regulatory, accounting or other considerations, the terms of such investment (including with respect to price and timing) for the Fund and Other Accounts may not be the same. Additionally, the Fund and such Other Accounts will generally have different investment periods or expiration dates and/or investment objectives (including return profiles) and ECM, as a result, may have conflicting goals with respect to the price and timing of disposition opportunities and such differences may also impact the allocation of investment opportunities (including follow-on investments related to earlier investments made by the Fund and Other Accounts). Such Other Accounts may also have certain governance rights for legal, regulatory or other reasons that the Fund will not have. As such, the Fund and/or such Other Accounts may dispose of any such shared investment at different times and on different terms, and investors therein may receive different consideration than is offered to the Fund. At times, a transaction counterparty will, in certain circumstances, require facing only one fund entity, which can be expected to result in (i) if the Fund is a direct counterparty to a transaction, the Fund being solely liable with respect to its own share as well as Other Accounts’ shares of any applicable obligations, or (ii) if the Fund is not the direct counterparty, it having a contribution obligation to the relevant Other Accounts. Alternatively, a counterparty may agree to face multiple funds, which could result in the Fund being jointly and severally liable alongside Other Accounts for the full amount of the applicable obligations. In cases in which the Fund could be responsible for the liability of an Other Account, or vice versa, the applicable parties would generally enter into a back-to-back or other similar contribution or reimbursement agreement. Likewise, for certain investment-related hedging transactions, it can be expected to be advantageous for counterparties to trade solely with the Fund (or its special purpose or other vehicle). For these transactions, it is anticipated that the Fund would then enter into back-to-back trade confirmations or other similar arrangements with the relevant Other Accounts. The party owing under such an arrangement may not have resources to pay its liability, however, in which case the other party will bear more than its pro rata share of the relevant loss. It is not expected that the Fund or Other Accounts will be compensated for agreeing to be primarily liable vis-à-vis a third-party counterparty. Moreover, in connection with the divestment of all or part of a Portfolio Company (e.g., an initial public offering), ECM will seek to track the ownership interests, liabilities and obligations of the Fund and any Other Accounts owning an interest in the Portfolio Company comprising such operating business, but it is possible that the Fund and applicable Other Accounts will, in certain circumstances, incur shared, disproportionate or crossed liabilities. Furthermore, depending on various factors including the relative assets, expiration dates, investment objectives and return profiles of each of the Fund and such Other Accounts, it is possible that one or more of them will have greater exposure to legal claims and that they will have conflicting goals with respect to the price, timing and manner of disposition opportunities.

Additionally, in connection with seeking financing or refinancing of Portfolio Companies and their assets, it may be the case that better financing terms are available when more than one Portfolio Company provides collateral, particularly in circumstances where the assets of each Portfolio Company are similar in nature. As such, rather than seeking such financing or refinancing on its own, a Portfolio Company of the Fund may enter into cross collateralization arrangements with another Portfolio Company of the Fund or Portfolio Companies of one or more Other Accounts. While ECM would expect any such financing arrangements to generally be non-recourse to the Fund and the Other Accounts, as a result of any cross-collateralization, the Fund could also lose its interests in otherwise performing investments due to poorly performing or non-performing investments of the Other Accounts.

Broken Deal Expenses. Any expenses that may be incurred by the Fund for actual investments as described herein or in the Governing Documents may also be incurred by the Fund with respect to broken deals (i.e., investments that are not consummated). ECM is not required to and in most circumstances will not seek reimbursement of broken deal expenses (i.e., expenses incurred in pursuit of an investment that is not consummated) from third parties, including counterparties to the potential transaction (including a Consultant, as applicable) or potential co-investors (including standing co-investment vehicles established to participate in co-investment opportunities alongside the Fund on a regular or periodic basis and/or as part of an overall co-investment program). Moreover, expenses related to the organization of co-invest vehicles formed to invest in broken deals can be expected to be borne by the Fund, and not the proposed co-investors thereof. Examples of such broken deal expenses include, but are not limited to, reverse termination fees, extraordinary expenses such as litigation costs and judgments, meal, travel and entertainment expenses incurred, costs of negotiating co-investment documentation, and legal, accounting, tax and other due diligence and pursuit costs and expenses (including any additional fees, costs or expenses incurred in relation to CFIUS or similar laws). Any such broken deal expenses could, in the sole discretion of ECM, be allocated solely to the Fund and not to Other Accounts or co-investment vehicles that could have made the investment, even when the Other Account or co-investment vehicle commonly invests alongside the Fund in its investments or ECM or Other Accounts in their investments. In such cases the Fund’s share of expenses would increase. In the event broken deal expenses are allocated to an Other Account or a co-investment vehicle, ECM or the Fund will, in certain circumstances, advance such fees and expenses without charging interest until paid by an Other Account or co-investment vehicle, as applicable. In addition, certain Portfolio Companies may provide transaction support services (including identifying potential investments) to the Fund, Other Accounts and their respective Portfolio Companies in respect of certain investments that are not ultimately consummated. See also “—Portfolio Company Service Providers and Vendors” and “—Advisors, Consultants and Partners” herein. ECM will endeavor in good faith to allocate the costs of such services to the Fund and such Other Accounts as it deems appropriate under the particular circumstances. Any methodology used to determine such allocation (including the choice thereof) involves inherent conflicts and may not result in perfect attribution and allocation of such costs, and there can be no assurance that a different manner of allocation would result in the Fund and its Portfolio Companies bearing less or more of such costs. Further, any of the foregoing costs, although allocated in a particular period, could be allocated based on activities occurring outside such period (for example, the allocation of such costs can be expected to be based on any of a number of different methodologies, including, without limitation, the aggregate value or number of, or invested capital in, transactions consummated in the applicable prior quarter), and therefore the Fund could pay more than its pro rata portion of such cost based on its actual usage of such services.

Other ECM Business Activities. ECM, Other Accounts, their Portfolio Companies, and personnel and related parties of the foregoing will receive fees and compensation, including performance-based and other incentive fees, for products and services provided to the Fund and its Portfolio Companies, such as fees for asset, development and property management; underwriting, syndication or refinancing of a loan or investment; loan servicing; special servicing; administrative services; advisory services on purchase or sale of an asset or company; advisory services; investment banking and capital markets services; treasury and valuation services; placement agent services; fund administration; internal legal and tax planning services; information technology products and services; insurance procurement, brokerage, solutions and risk management services; data extraction and management products and services; and other products and services (including but not limited to consulting, monitoring, commitment, syndication, origination, and organization and financing services). Such fees will not be applied to offset management fees. Such parties will also provide products and services for fees to ECM, Other Accounts and their Portfolio Companies, and their personnel and related parties, as applicable, as well as third parties. Further, such parties could provide products and services for fees to the Fund, Other Accounts and their Portfolio Companies in circumstances where third-party service providers are concurrently providing similar services to the Fund, Other Accounts and their Portfolio Companies. By contracting for a product or service from a business related to ECM, the Fund and its Portfolio Companies would provide not only current income to the business and its stakeholders, but could also create significant enterprise value in them, which would not be shared with the Fund and could benefit ECM directly and indirectly. Also, ECM, Other Accounts and their Portfolio Companies, and their personnel and related parties will, in certain circumstances, receive compensation or other benefits, such as through additional ownership interests or otherwise, directly related to the consumption of products and services by the Fund and its Portfolio Companies. The Fund and its Portfolio Companies will incur expense in negotiating for any such fees and services, which will be treated as Fund expenses. In addition, ECM can be expected to receive fees associated with capital invested by co-investors relating to investments in which the Fund participates or otherwise, in connection with a joint venture in which the Fund participates or otherwise with respect to assets or other interests retained by a seller or other commercial counterparty with respect to which ECM performs services. Finally, ECM and its personnel and related parties will, in certain circumstances, also receive compensation for origination expenses and with respect to unconsummated transactions.

The Fund anticipates engaging a third-party administrator to provide certain administrative services to the Fund. The Fund may, as determined by ECM, bear the cost of fund administration, in-house legal transactional and related tax advice, tax planning and other related services (including, without limitation, entity organization, structuring, due diligence, document drafting and negotiation, closing preparation, post-closing activities (such as compliance with contractual terms and providing advice for investment-level matters with respect to fiduciary and other obligations and issues), litigation or regulatory matters, reviewing and structuring exit opportunities) provided by ECM personnel and related parties to the Fund and its Portfolio Companies, including the allocation of their compensation and related overhead otherwise payable by ECM, or pay for their services at market rates. The services of in-house attorneys may include, without limitation, services with respect to M&A, capital markets or financing transactions, tax structuring, supervision of external counsel and service providers, attending internal and external meetings (including investment committee meetings) and communicating with relevant internal and external parties. Such allocations or charges can be based on any of the following methodologies: (i) requiring personnel to periodically record or allocate their historical time spent with respect to the Fund or ECM approximating the proportion of certain personnel’s time spent with respect to the Fund, and in each case allocating their compensation and allocable overhead based on time spent, or charging their time spent at market rates, (ii) the assessment of an overall dollar amount (based on a fixed fee or percentage of assets under management) that ECM believes represents a fair recoupment of expenses and a market rate for such services or (iii) any other similar methodology determined by ECM to be appropriate under the circumstances. Certain ECM personnel may provide services to few, or only one, of the Fund and Other Accounts, in which case ECM could rely upon rough approximations of time spent by the employee for purposes of allocating the salary and overhead of the person if the market rate for services is clearly higher than allocable salary and overhead. However, the provision of such services by ECM personnel and related parties and any such methodology (including the choice thereof and any benchmarking, verification or other analysis related thereto) involves inherent conflicts. Any amounts paid to ECM and/or its affiliates for such services, as well as the expenses, charges and costs of any benchmarking, verification or other analysis related thereto, will be borne by the Fund as Fund expenses, will not result in any offset to the Management Fee and will, in certain circumstances, result in incurrence of greater expenses by the Fund and its Portfolio Companies than would be the case if such services were provided by third parties.

ECM, the Other Accounts and their Portfolio Companies, and their affiliates, personnel and related parties could continue to receive fees, including performance-based or incentive fees, for the services described in the preceding paragraphs with respect to investments sold by the Fund or a Portfolio Company to a third-party buyer after the sale is consummated. Such post-disposition involvement will give rise to potential or actual conflicts of interest, particularly in the sale process. Moreover, ECM, Other Accounts and their Portfolio Companies, and their affiliates, personnel and related parties may acquire a stake in the relevant asset as part of the overall service relationship, at the time of the sale or thereafter.

Subject to applicable law, ECM does not have any obligation to ensure that fees for products and services contracted by the Fund or its Portfolio Companies are at market rates unless the counterparty is considered an “affiliate” of ECM, and given the breadth of ECM’s investments and activities ECM may not be aware of every commercial arrangement between the Fund and its Portfolio Companies, on the one hand, and ECM, Other Accounts and their Portfolio Companies, and personnel and related parties of the foregoing, on the other hand.

The Fund will not receive the benefit of any fees or other compensation or benefit received by ECM, its affiliates or their personnel and related parties. See also “—Portfolio Company Service Providers and Vendors” herein. ECM and its affiliates and their personnel and related parties will receive fees attributable to Other Accounts (including co-investment vehicles, permanent capital vehicles, accounts and/or third parties) and third parties and, without limiting the generality of the foregoing, the amount of such fees attributable to Other Accounts (including co-investment vehicles, permanent capital vehicles, accounts and/or third parties) will not result in an offset of the Management Fees or otherwise be shared with the Fund, its Portfolio Companies or the Shareholders, even if (i) such Other Accounts (including co-investment vehicles, permanent capital vehicles, accounts and/or third parties) provide for lower or no management fees for the investors or participants therein or (ii) such fees result in an offset to management fees or carried interest payable by any such Other Accounts (including co-investment vehicles, permanent capital vehicles, accounts and/or third parties). As noted in “Co-Investments” above, this creates an incentive for ECM to offer co-investment opportunities and can be expected to result in other fees being received more frequently (or exclusively) with investments that involve co-investment.

In addition, to the extent ECM receives any of the fees described above in kind, instead of in cash, in whole or in part, ECM would in certain circumstances be a co-investor (or otherwise hold an interest) in such investments alongside the Fund and/or Other Accounts, which may give rise to potential or actual conflicts of interest, including with respect to the timing and manner of sale by ECM, on the one hand, and other participating funds, on the other hand. ECM’s receipt of such interests in kind generally would not be at the same time or on substantially the same terms, price and conditions as the Fund and/or the Other Accounts, as applicable. With respect to any dispositions of securities or investments held by ECM resulting from receiving such fees in kind, since the Fund and/or Other Accounts, as applicable, are not similarly situated and may have different terms affecting the timing of their respective dispositions, there may be certain situations where ECM would not dispose of its securities or interests at the same time and/or on substantially the same terms, price and conditions as such other funds, which would be evaluated by ECM on a case-by-case basis taking into account the circumstances at the relevant time. There can be no assurance that any actual or perceived conflicts will be resolved in favor of the Fund.

Portfolio Company Relationships Generally. ECM, Portfolio Companies of the Fund, and Other Accounts are and will be counterparties or participants in agreements, transactions and other arrangements with the Fund, Other Accounts, and/or Portfolio Companies of the Fund and Other Accounts or other ECM affiliates for the provision of goods and services, purchase and sale of assets and other matters. In addition, certain Portfolio Companies may be counterparties or participants in agreements, transactions and other arrangements with Other Accounts, Portfolio Companies and/or Portfolio Companies of Other Accounts for the provision of goods and services, purchase and sale of assets and other matters (including information-sharing and/or consulting). For example, from time to time, certain Portfolio Companies of the Fund or Other Accounts will provide or recommend goods and services to ECM, the Fund, Other Accounts, or Portfolio Companies of the Fund and Other Accounts or other ECM affiliates (or vice versa). As another example, it can also be expected that the management of one or more Portfolio Companies may consult with one another (or with one or more Portfolio Companies of an Other Account) in respect of seeking its expertise, industry view, or otherwise on a particular topic including but not limited to assets and/or the purchase and/or sale thereof. Moreover, the Fund and/or an Other Account may consult with a Portfolio Company or a Portfolio Company of an Other Account as part of the investment diligence for a potential investment by the Fund or such Other Account. As a result of or as a part of such interactions or otherwise, personnel (including one or more members of the management team) at one Portfolio Company may transfer to or become employed by another Portfolio Company (or a Portfolio Company of an Other Account), the Fund, the Other Accounts, ECM or their respective affiliates (or vice versa). Any such transfer may result in payments by the entity that such personnel is going to, to the entity such personnel is departing from, without obtaining any consent from the Board or the Shareholders. These agreements, transactions and other arrangements will involve payment of fees and other amounts, none of which will result in any offset to the Management Fees and are not otherwise shared with the Fund unless required by the Governing Documents, notwithstanding that some of the services provided by a Portfolio Company are similar in nature to the services provided by ECM. Such agreements, transactions and other arrangements will generally be entered into without the consent of the Board and Shareholders of the Fund, limited partners of such Other Account (including, without limitation, in the case of minority investments by the Fund in such Portfolio Companies or the sale of assets from one Portfolio Company to another). There can be no assurance that the terms of any such agreement, transaction or other arrangement will be as favorable to the Fund as otherwise would be the case if the counterparty were not related to ECM.

Portfolio Company Service Providers and Vendors. The Fund, Other Accounts, Portfolio Companies of each of the foregoing and ECM can be expected to engage Portfolio Companies of the Fund and Other Accounts to provide corporate support services (including, without limitation, accounts payable, accounts receivable, accounting/audit (including valuation support services), account management, cash management, corporate secretarial services, domiciliation, data management, directorship services, finance/budget, human resources, information technology/systems support, internal compliance, know-your-client reviews and refreshes, judicial processes, legal, operational coordination (i.e., coordination with JV partners, property managers), risk management, reporting, tax, tax analysis and compliance (e.g., CIT and VAT compliance), transfer pricing and internal risk control, treasury and valuation services, insurance procurement, placement, brokerage and consulting services) and other services. Some of the services performed by Portfolio Company service providers could also be performed by ECM or its affiliates from time to time and vice versa. Fees paid by the Fund or its Portfolio Companies or value created by other Portfolio Company service providers or vendors do not offset or reduce the Management Fee and are not otherwise shared with the Fund, unless otherwise required by applicable law.

The Fund and its Portfolio Companies will compensate one or more of these service providers and vendors owned by the Fund or Other Accounts. Some of these service providers and vendors owned by the Fund or Other Accounts will charge the Fund and its Portfolio Companies for goods and services at rates generally consistent with those available in the market for similar goods and services. Other service providers and vendors owned or controlled by the Fund or Other Accounts pass through expenses on a cost reimbursement, no-profit or break-even basis, in which case the service provider allocates costs and expenses directly associated with work performed for the benefit of the Fund and its Portfolio Companies to them, along with any related tax costs and an allocation of the service provider’s overhead, including any of the following: salaries, wages, benefits and travel expenses; marketing and advertising fees and expenses; legal, accounting and other professional fees and disbursements; office space and equipment; insurance premiums; technology expenditures, including hardware and software costs; costs to engage recruitment firms to hire employees; diligence expenses; one-time costs, including costs related to building-out and winding-down a Portfolio Company; costs that are of a limited duration or non-recurring (such as start-up or technology build-up costs, one-time technology and systems implementation costs, employee on-boarding and severance payments, and IPO-readiness and other infrastructure costs); taxes; and other operating and capital expenditures. Any of the foregoing costs, although allocated in a particular period, will, in certain circumstances, relate to activities occurring outside the period, and further will, in certain circumstances, be of a general and administrative nature that is not specifically related to particular services, and therefore the Fund could pay more than its pro rata portion of fees for services. The allocation of overhead among the entities and assets to which services are provided can be expected to be based on any of a number of different methodologies, including, without limitation, “cost” basis as described above, “time-allocation” basis, “per unit” basis, “per square footage” basis or “fixed percentage” basis, and the particular methodology used to allocate such overhead among the entities and assets to which services are provided is expected to vary depending on the types of services provided and the applicable asset class involved. There can be no assurance that a different manner of allocation would result in the Fund and its Portfolio Companies bearing less or more costs and expenses. In certain circumstances, particularly where such service providers and vendors are located in Europe or Asia, such service providers and vendors will charge the Fund and its Portfolio Companies for goods and services at cost plus a percentage of cost for transfer pricing or other tax, legal, regulatory, accounting or other reasons. Further, the Fund and its Portfolio Companies will compensate one or more of these service providers and vendors owned by the Fund or Other Accounts through incentive-based compensation payable to their management teams and other related parties. The incentive based compensation paid with respect to an investment or asset of the Fund or Other Accounts will vary from the incentive based compensation paid with respect to other Portfolio Companies and assets of the Fund and Other Accounts; as a result the management team or other related parties can be expected to have greater incentives with respect to certain assets and Portfolio Companies relative to others, and the performance of certain assets and Portfolio Companies may provide incentives to retain management that also service other assets and Portfolio Companies. ECM is not expected to perform or obtain benchmarking analysis or third-party verification of expenses with respect to services provided on a cost reimbursement, no profit or break-even basis, or in respect of incentive-based compensation. There can be no assurance that amounts charged by Portfolio Company service providers that are not controlled by the Fund or Other Accounts will be consistent with market rates or that any benchmarking, verification or other analysis will be performed with respect to such charges. With respect to any benchmarking performed, the related expenses will be borne by the Fund, Other Accounts and their respective Portfolio Companies and will not offset the Management Fee. A Portfolio Company service provider will, in certain circumstances, subcontract certain of its responsibilities to other Portfolio Companies of the Fund and Other Accounts. In such circumstances, the relevant subcontractor could invoice the Portfolio Company for fees (or in the case of a cost reimbursement arrangement, for allocable costs and expenses) in respect of the services provided by the subcontractor. The Portfolio Company, if charging on a cost reimbursement, no-profit or break-even basis, would in turn allocate those costs and expenses as it allocates other fees and expenses as described above. Similarly, Other Accounts, their Portfolio Companies and ECM can be expected to engage Portfolio Companies of the Fund to provide services, and these Portfolio Companies will generally charge for services in the same manner described above, but the Fund and its Portfolio Companies generally will not be reimbursed for any costs (such as start-up costs or technology build-up costs) relating to such Portfolio Companies incurred prior to such engagement.

Additionally, service providers often charge different rates or have different arrangements for specific types of services. For example, the fee for a particular type of service can vary based on the complexity of the matter as well as the expertise required and demands placed on the service provider. Therefore, to the extent the types of services used by the Fund are different from those used by ECM, Other Accounts, their Portfolio Companies, or their respective affiliates, any of the foregoing could pay different amounts or rates than those paid by the Fund with respect to any particular advisor or service provider. Even if the type of service used by the Fund is the same as those services used by ECM, Other Accounts, their Portfolio Companies or their respective affiliates, the Fund and such other parties could enter into different arrangements or pay different amounts or rates with the same advisors or service providers for the same services.

The Fund, Other Accounts and their respective Portfolio Companies are expected to enter into joint ventures with third parties to which the service providers and vendors described above will provide services. In some of these cases, the third-party Joint Venture Partner may negotiate to not pay its pro rata share of fees, costs and expenses to be allocated as described above, in which case the Fund, Other Accounts and their Portfolio Companies that also use the services of the Portfolio Company service provider will, directly or indirectly, pay the difference, or the Portfolio Company service provider will bear a loss equal to the difference.

Service Providers, Vendors and Other Counterparties Generally. Certain third-party advisors and other service providers and vendors to the Fund and its Portfolio Companies (including accountants, administrators, lenders, bankers, brokers, attorneys, consultants, title agents, property managers and investment or commercial banking firms) are owned by ECM, the Fund or Other Accounts or provide goods or services to, or have other business, personal, financial or other relationships with, ECM, the Other Accounts and their Portfolio Companies, and affiliates and personnel of the foregoing. Such advisors and service providers referred to above may be investors in Other Accounts, affiliates of the Adviser, sources of financing and investment opportunities or co-investors or commercial counterparties or entities in which ECM and/or Other Accounts have an investment, and payments by the Fund and/or such entities may indirectly benefit ECM, Other Accounts (including co-investment vehicles, where applicable) and their respective Portfolio Companies or any affiliates or personnel of the foregoing. Also, advisors, lenders, investors, commercial counterparties, vendors and service providers (including any of their affiliates or personnel) to the Fund and its Portfolio Companies could have other commercial or personal relationships with ECM, Other Accounts (including co-investment vehicles, where applicable) and their respective Portfolio Companies, or any affiliates, personnel or family members of personnel of the foregoing. Although ECM selects service providers and vendors it believes are most appropriate in the circumstances based on its knowledge of such service providers and vendors (which knowledge is generally greater in the case of service providers and vendors that have other relationships to ECM), the relationship of service providers and vendors to ECM as described above will, in certain circumstances, influence ECM in deciding whether to select, recommend or form such an advisor or service provider to perform services for the Fund or a Portfolio Company, the cost of which will generally be borne directly or indirectly by the Fund, and can be expected to incentivize ECM to engage such service provider over a third-party, utilize the services of such service providers and vendors more frequently than would be the case absent the conflict, or to pay such service providers and vendors higher fees or commissions than would be the case absent the conflict. The incentive could be created by current income and/or the generation of enterprise value in a service provider or vendor; ECM can be expected to also have an incentive to invest in or create service providers and vendors to realize on these opportunities. Furthermore, ECM will from time to time encourage third-party service providers to the Fund and its Portfolio Companies to use other ECM-affiliated service providers and vendors in connection with the business of the Fund, Portfolio Companies, and unaffiliated entities, and ECM has an incentive to use third-party service providers who do so as a result of the indirect benefit to ECM and additional business for the related service providers and vendors. Fees paid to, or value created in, these service providers and vendors do not offset or reduce the Management Fee and are not otherwise shared with the Fund. In the case of brokers, ECM has a best execution policy that it updates from time to time to comply with regulatory requirements in applicable jurisdictions.

ECM has a practice of not entering into any arrangements with advisors, vendors or service providers that provide lower rates or discounts to ECM itself compared to those it enters into on behalf of the Fund and its Portfolio Companies for the same services. However, legal fees for unconsummated transactions are often charged at a discounted rate, such that if the Fund and its Portfolio Companies consummate a higher percentage of transactions with a particular law firm than ECM, the Fund, Other Accounts and their Portfolio Companies, the Fund could pay a higher net effective rate for the services of that law firm than ECM, the Fund, or Other Accounts or their Portfolio Companies. Also, advisors, vendors and service providers often charge different rates or have different arrangements for different types of services. For example, advisors, vendors and service providers often charge fees based on the complexity of the matter as well as the expertise and time required to handle it. Therefore, to the extent the types of services used by the Fund and its Portfolio Companies are different from those used by ECM, Other Accounts and their Portfolio Companies, and their affiliates and personnel, the Fund and its Portfolio Companies can be expected to pay different amounts or rates than those paid by such other persons. Similarly, ECM, the Fund, the Other Accounts and their Portfolio Companies and affiliates can be expected to enter into agreements or other arrangements with vendors and other similar counterparties (whether such counterparties are affiliated or unaffiliated with ECM) from time to time whereby such counterparty will, in certain circumstances, charge lower rates (or no fee) or provide discounts or rebates for such counterparty’s products or services depending on the volume of transactions in the aggregate or other factors.

Outsourcing. ECM is expected to outsource to third parties many of the services performed for the Fund and/or its Portfolio Companies, including services (such as administrative, legal, accounting, tax or other related services) that can be or historically have been performed in-house by ECM and its personnel. The fees, costs and expenses of such third-party service providers will be borne by the Fund as Fund expenses, even if ECM would have borne such amounts if such services had been performed in-house (which, for the avoidance of doubt, would be in addition to any fees borne by the Fund as Fund expenses for similar services performed by ECM in-house in lieu of or alongside (and/or to supplement or monitor) such third parties, subject to the terms of the Governing Documents).

The decision to engage a third-party service provider and the terms (including economic terms) of such engagement will be made by ECM in its discretion, taking into account such factors as it deems relevant under the circumstances. Certain third-party service providers and/or their employees will dedicate substantially all of their business time to the Fund, Other Accounts and/or their respective Portfolio Companies, while others will have other clients. In certain cases, third-party service providers and/or their employees may spend a significant amount of time at ECM offices, have dedicated office space at ECM, receive administrative support from ECM personnel or participate in meetings and events for ECM personnel, even though they are not ECM employees or affiliates. ECM will have an incentive to outsource services to third parties due to a number of factors, including because the fees, costs and expenses of such service providers will be borne by the Fund as Fund expenses (with no reduction or offset to Management Fees) and retaining third parties will reduce ECM’s internal overhead and compensation costs for employees who would otherwise perform such services in-house. The involvement of third-party service providers may present a number of risks due to ECM’s reduced control over the functions that are outsourced. There can be no assurances that ECM will be able to identify, prevent or mitigate the risks of engaging third-party service providers. The Fund may suffer adverse consequences from actions, errors or failures to act by such third parties, and will have obligations, including indemnity obligations, and limited recourse against them. Outsourcing may not occur uniformly for all ECM managed vehicles and accounts and, accordingly, certain costs may be incurred by (or allocated to) the Fund through the use of third-party service providers that are not incurred by (or allocated to) Other Accounts.

Material Non-Public Information. By reason of their responsibilities in connection with other activities of ECM, certain employees of ECM and its affiliates may acquire confidential or material non-public information or be restricted from initiating transactions in certain securities. ECM has not established information barriers between its internal investment teams, and the Fund will not be free to act upon any such material non-public information. Trading by ECM on the basis of such information, or improperly disclosing such information, or trading while ECM has such “insider” status can be restricted pursuant to applicable law and/or internal policies and procedures adopted by ECM to promote compliance with applicable law. Due to these restrictions, the Fund may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold. The Fund could also be subject to contractual “stand-still” obligations, “non-circumvent” obligations and/or confidentiality obligations that restrict its ability to trade in such securities. In certain circumstances, ECM could engage an independent agent to dispose of securities of issuers in which ECM is deemed to have material non-public information on behalf of the Fund. Such independent agent could dispose of the relevant securities for a price that could be lower than the Fund’s valuation of such securities.

Data Management Services. ECM or an affiliate of ECM formed in the future will provide data management services to Portfolio Companies, to investors in the Fund and in Other Accounts, and to the Fund and Other Accounts (collectively, “Data Holders”). Such services may include assistance with obtaining, analyzing, curating, processing, packaging, organizing, mapping, holding, transforming, enhancing, marketing and selling such data (among other related data management and consulting services) for monetization through licensing or sale arrangements with third parties and, subject to the limitations in the Governing Documents and any other applicable contractual limitations, with the Fund, Other Accounts, Portfolio Companies, investors in the Fund and in Other Accounts, and other ECM affiliates and associated entities (including funds in which ECM and Other Accounts make investments, and Portfolio Companies thereof). If ECM enters into data services arrangements with Portfolio Companies and receives compensation from such Portfolio Companies for such data services, the Fund will indirectly bear its share of such compensation based on its pro rata ownership of such Portfolio Companies. Where ECM believes appropriate, data from one Data Holder may be pooled with data from other Data Holders. Any revenues arising from such pooled data sets would be allocated between applicable Data Holders on a fair and reasonable basis as determined by ECM in its sole discretion, with ECM able to make corrective allocations should it determine subsequently that such corrections were necessary or advisable. ECM is expected to receive compensation for such data management services, which may include a percentage of the revenues generated through any licensing or sale arrangements with respect to the relevant data, and which compensation is also expected to include fees, royalties and cost and expense reimbursement (including start-up costs and allocable overhead associated with personnel working on relevant matters (including salaries, benefits and other similar expenses)) will not be subject to the Management Fee offset provisions or otherwise shared with the Fund. Additionally, ECM is also expected to determine to share the products from such data management services within ECM or its affiliates (including Other Accounts or their Portfolio Companies) at no charge and, in such cases, the Data Holders may not receive any financial or other benefit from having provided such data to ECM. The potential receipt of such compensation by ECM may create incentives for ECM to cause the Fund to invest in Portfolio Companies with a significant amount of data that it might not otherwise have invested in or on terms less favorable than it otherwise would have sought to obtain. See also “—Data” herein.

Transactions with Portfolio Companies. ECM and Portfolio Companies of the Fund and Other Accounts operate in multiple industries and provide products and services to or otherwise contract with the Fund and its Portfolio Companies, among others. In connection with any such investment, ECM, the Fund and Other Accounts and their respective Portfolio Companies and personnel and related parties of the foregoing can be expected to make referrals or introductions to the Fund and the Portfolio Companies of the Fund or Other Accounts in an effort, in part, to increase the customer base of such companies or businesses or because such referrals or introductions will, in certain circumstances, result in financial benefits, such as cash payments, additional equity ownership, or participation in revenue share, accruing to the party making the introduction. In the alternative, ECM may form a joint venture (or other business relationship) with such a Portfolio Company to implement such arrangements, pursuant to which the joint venture or business provides services (including, without limitation, corporate support services, loan management services, management services, operational services, ongoing account services (e.g., interacting and coordinating with banks generally and with regard to their know your client requirements), risk management services, data management services, consulting services, brokerage services, insurance procurement, placement, brokerage and consulting services, and other services) to such Portfolio Companies that are referred to the joint venture or business by ECM. Such joint venture or business could use data obtained from such Portfolio Companies. See “—Data” and “—Data Management Services” herein. The Fund typically will not share in any fees, economics, equity or other benefits accruing to ECM, Other Accounts and their Portfolio Companies as a result of the introduction of the Fund and its Portfolio Companies. There may, however, be instances in which the applicable arrangements provide that the Fund or its Portfolio Companies share in some or all of any resulting financial incentives (including, in some cases, cash payments, additional equity ownership, participation in revenue share and/or milestones) based on structures and allocation methodologies determined in the sole discretion of ECM. Conversely, where the Fund or one of its Portfolio Companies is the referring or introducing party, rather than receiving all of the financial incentives (including, in some cases, additional equity ownership) for similar types of referrals and/or introductions, such financial incentives (including, in some cases, cash payments, additional equity ownership, participation in revenue share and/or milestones) may be similarly shared with the participating Other Accounts or their respective Portfolio Companies.

With respect to transactions or agreements with Portfolio Companies (including, for the avoidance of doubt, long-term incentive plans) occurring at times when unrelated officers of a Portfolio Company are not appointed, ECM can be expected to negotiate and execute agreements on behalf of the Portfolio Company with ECM, the Fund, Other Accounts and their Portfolio Companies and affiliates and other related parties. These negotiations would not be arm’s length and would entail conflicts of interest. Among the measures ECM can be expected to use to mitigate such conflicts is to involve outside counsel to review and advise on such agreements and provide insights into commercially reasonable terms, or establish separate groups with information barriers within ECM to advise on each side of the negotiation.

Cross-Guarantees and Cross-Collateralization. In certain circumstances the Fund and its Portfolio Companies can be expected to enter into cross-collateralization arrangements with Other Accounts and their Portfolio Companies, particularly in circumstances in which more attractive financing terms are available through a cross-collateralized arrangement. Also, it is expected that cross-collateralization will generally occur at Portfolio Companies rather than the Fund for obligations that are not recourse to the Fund except in limited circumstances such as “bad boy” events. Any cross-collateralization arrangements with Other Accounts could result in the Fund losing its interests in otherwise performing investments or other assets due to poorly performing or non-performing investments or other assets of Other Accounts in the collateral pool or such persons otherwise defaulting on their obligations under the terms of such arrangements.

Similarly, a lender could require that it face only one Portfolio Company of the Fund and Other Accounts, even though multiple Portfolio Companies of the Fund and Other Accounts benefit from the lending, which will typically result in (i) the Portfolio Company facing the lender being solely liable with respect to the entire obligation, and therefore being required to contribute amounts in respect of the shortfall attributable to other Portfolio Companies, and (ii) Portfolio Companies of the Fund and Other Accounts being jointly and severally liable for the full amount of the obligation, liable on a cross-collateralized basis or liable for an equity cushion (which cushion amount may vary depending upon the type of financing or refinancing (e.g., cushions for refinancings may be smaller)). The Portfolio Companies of the Fund and Other Accounts benefiting from a financing can be expected to enter into a back-to-back or other similar reimbursement agreements to ensure no Portfolio Company bears more than its pro rata portion of the debt and related obligations. It is not expected that the Portfolio Companies would be compensated (or provide compensation to other Portfolio Companies) for being primarily liable, or jointly liable, for other Portfolio Companies pro rata share of any financing.

Other Conflicts. In addition, other present and future activities of ECM, the Fund, Other Accounts and their Portfolio Companies, affiliates and related parties will from time to time give rise to additional conflicts of interest relating to the Fund and its investment activities. ECM generally attempts to resolve conflicts in a fair and reasonable manner, but conflicts will not necessarily be resolved in favor of the Fund.

Additional Potential Conflicts of Interest. The officers, directors, members, managers and personnel of ECM can be expected to trade in securities, including the securities of the Portfolio Companies and Portfolio Companies of Other Accounts and make personal investments for their own accounts, subject to restrictions and reporting requirements as may be required by law and ECM policies or as otherwise determined from time to time by ECM. Such personal securities transactions and investments will, in certain circumstances, result in conflicts of interest, including to the extent they relate to (i) a company in which the Fund holds or acquires an interest (either directly through a privately negotiated investment or indirectly through the purchase of securities or other traded instruments related thereto) and (ii) entities that have interests which are adverse to those of the Fund or pursue similar investment opportunities as the Fund. In addition, although ECM believes its positive reputation in the marketplace provides benefit to the Fund and Other Accounts, ECM could decline to undertake investment activity or transact with a counterparty on behalf of the Fund for reputational reasons, and this decision could result in the Fund foregoing a profit or suffering a loss.

Placement Agents. One or more parties may act as placement agents (each, a “Placement Agent”, and together, the “Placement Agents”) of Shares and, in that capacity, act for ECM and not act as investment advisers or fiduciaries to potential investors. Potential investors must independently evaluate the offering and make their own investment decisions. ECM and/or its affiliates will pay certain Placement Agents a placement fee based upon the amount committed to or invested by investors introduced by the Placement Agent to ECM. ECM may also agree to reimburse Placement Agents for their expenses and/or agree to indemnify the Placement Agent under certain circumstances. Potential investors should also note that at various times, the Placement Agents can be expected to act as placement agents for other fund sponsors and funds, including unaffiliated fund sponsors and funds and Other Accounts, which may offer interests that are similar to the Shares and/or otherwise compete with the Fund for investments and other investors. The other fund sponsors and funds may pay placement fees that are higher than those paid in connection with this offering, and this difference in fees will influence Placement Agents’ decisions to introduce potential investors to ECM.

In addition to their placement agent activities, it is expected that some Placement Agents and/or their affiliates will do business with and earn fees or commissions from ECM, Other Accounts and Portfolio Companies and affiliates of the foregoing. Examples of such business may include, without limitation: provision of financing or other investment banking services; lending or arranging credit; and provision of prime brokerage. Fees paid for these activities may be superior than the fees offered for placement of potential investors, which could encourage the Placement Agent to focus on such other activities and present a potential conflict of interest. Each potential investor should consider these issues in making its investment decision.

Allocation of Expenses between the Fund and Other Accounts. The Adviser will determine the appropriate allocation of investment and other expenses borne by the Fund and Other Accounts in a manner that the Adviser believes is fair and reasonable to the Fund and Other Accounts, under the circumstances over time and considering such factors as it deems relevant, but in any case in the Adviser’s sole discretion. In exercising such discretion, the Adviser expects to be faced with a variety of potential conflicts of interest. Subject to applicable legal, contractual or similar restrictions, out-of-pocket expenses associated with a completed investment in which the Fund participates will generally be borne by the Fund and Other Accounts on a pro rata basis relative to the size of their investments. And expenses related more generally to an investment strategy, including broken deal expenses, fees and expenses of consultants and costs and expenses of research relating to a strategy, will generally be allocated to the Fund and Other Accounts on what the Adviser determines, in its sole discretion, is a fair and reasonable basis. For example, ECM or an affiliate thereof could in the future enter into arrangements with certain persons to provide services (i) to the Fund and Other Accounts or (ii) with respect to certain investments, including direct equity and credit investments, across the ECM platform. The Adviser may allocate fees and expenses with respect to such arrangements to the Fund and to Other Accounts based on the aggregate amounts actually invested during the year in the applicable investment strategy (e.g., direct equity or credit) regardless of whether or not the consultant provided services on a particular Other Account or provided services for a deal in which a Fund invested. Expense allocation decisions by the Adviser could result in the Fund bearing more or less of certain fees and expenses than other participants or potential participants in the same investments or strategies in which the Fund invests. The Adviser will make judgments with respect to allocation of expenses in its sole discretion, notwithstanding its interest in the outcome, and can make corrective allocations after the fact should it determine that such corrections are necessary or advisable (any amounts payable to the Fund in respect of any overpayment of expenses by the Fund will not bear interest). Notwithstanding the foregoing, the portion of an expense allocated to the Fund for a particular item or service will not necessarily reflect the relative benefit derived by the Fund from that item or service in any particular instance and certain Other Accounts could indirectly benefit from products or services paid for by the Fund and vice versa. For example, the cost of the Fund’s review of a prospective investment, structuring a vehicle in a novel jurisdiction, or other organizational costs will generally be borne by the Fund, which could result in cost efficiencies for Other Accounts when such Other Accounts subsequently evaluate similar or related investments.

Fund expenses encompass a broad range of expenses and include all expenses of operating the Fund and its Portfolio Companies and other related entities, including any entities used directly or indirectly to acquire, hold, or dispose of investments or otherwise facilitate the Fund’s investment activities. The costs and expenses of forming and organizing the Fund and expenses incurred in connection with the organization and offering of Shares in the Fund will be part of organizational expenses that are to be borne by the Fund, as described in this Prospectus. Although the costs and expenses of forming and organizing the Fund are separately categorized, ongoing Fund expenses to be borne by the Fund and not classified as organizational expenses include costs that relate to organizational matters, such as costs and expenses of diligencing placement agents, admitting Shareholders and including, for example, costs and expenses incurred in connection with the preparation and filing of reports and related matters pertaining to regulatory compliance.

Expenses associated with the sourcing, development, investigation, negotiation, structuring, acquisition, settling, holding, monitoring and disposition of investments, including, without limitation, any due diligence-related expenses, brokerage, custody or hedging costs and travel and related expenses in connection with the Fund’s activities will be borne by the Fund. Travel and related expenses in connection with the Fund’s investment activities (including as described above) will not always be directly related to a specific potential investment and may be more general or speculative in nature. Such expenses are initially expected to be allocated to the Fund as a Fund expense, notwithstanding the fact that such travel or related activities or meetings could directly or indirectly inure to the benefit of ECM, its affiliates, their personnel, or Other Accounts and their Portfolio Companies, in addition to or in lieu of the Fund. To the extent not reimbursed by a third-party, all third-party expenses incurred in connection with a proposed investment that is not ultimately made or a proposed disposition that is not actually consummated (or a proposed disposition that is ultimately consummated by an Other Account), including, without limitation, commitment fees that become payable in connection with a proposed investment that is not ultimately made, refundable deposits, legal, tax, administrative, accounting, advisory and consulting fees and expenses, travel, accommodation, entertainment and related expenses, printing expenses and any liquidated damages, reverse termination fees, forfeited deposits and similar payments will be borne by the Fund. Further, any fees and expenses incurred in connection with the organization of a co-investment vehicle (including fees and expenses related to negotiating the governing documents of such co-investment vehicle as well as fees and expenses of the type described above) that is expected to invest alongside the Fund in an investment are expected to be borne by the Fund to the extent such co-investment vehicle does not ultimately make such investment, whether or not such investment is consummated by the Fund.

From time to time, the ECM will be required to decide whether costs and expenses are to be borne by the Fund, on the one hand, or ECM or Other Accounts, on the other hand, and/or whether certain costs and expenses should be allocated between or among the Fund, on the one hand, and Other Accounts and/or co-investors, on the other hand. Certain expenses will be suitable for only the Fund and/or a participating Other Account participating and allocated to and borne only by such vehicle, or, as is more often the case, expenses may be allocated pro rata among each participating Other Account and the Fund, even if the expenses relate only to particular vehicle(s) and/or investor(s) therein. Any entities established in connection with Other Accounts that co-invest alongside the Fund in investments will generally bear their pro rata share of any expenses related to such investments, but such entities will generally not be required to bear any portion of the organizational expenses or any other non-investment related Fund expenses (given that those other vehicles bear their own non-investment related expenses). All expenses related to the operation of the Fund or any Subsidiary will be aggregated with the Fund expenses attributable to the Fund, including such costs and expenses as detailed above.

The Fund may incur fees, costs and/or expenses that will not always be directly related to a specific potential investment and may be more general in nature and focused on industry sectors. Such fees, costs and/or expenses are initially expected to be allocated to the Fund as a Fund expense, notwithstanding the fact that such fees, costs and/or expenses or related services could directly or indirectly inure to the benefit of ECM, its affiliates, their personnel or Other Accounts, and their Portfolio Company in addition to or in lieu of the Fund. To the extent that such fees, costs and/or expenses are specific to a particular investment (such as due diligence), and such investment is ultimately consummated in whole or in part by one or more Other Accounts, ECM expects to allocate a portion of such fees, costs and/or expenses attributable to such investment that would otherwise be borne by the Fund to the Other Accounts ultimately consummating such investment. Additionally, to the extent a potential investment has been formally allocated to an Other Account instead of the Fund, and such investment is not ultimately consummated, such Other Account is expected to bear the portion of such fees, costs and/or expenses attributable to such potential investment (it being understood that to the extent no such formal allocation decision has been made, the Fund will bear the portion of the retainer attributable to such potential investment). The formal allocation decision is typically made shortly prior to committing to an investment and may result in substantial amounts of broken deal expenses being borne by the Fund, even if it was anticipated that such potential investment might be formally allocated to an Other Account instead of the Fund. Conflicts exist in the allocation of the costs and benefits of these arrangements, and Shareholders rely on ECM to handle them in its sole discretion and there can be no assurance that ECM will resolve such conflicts of interest in a manner that is favorable to the Shareholders or the Fund.

Adviser Proxy Voting. The Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions made on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with its fiduciary obligations to clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions may have the effect of favoring the interests of other clients, provided that the Adviser believes such voting decisions to be in accordance with its fiduciary obligations.

MANAGEMENT OF THE FUND

Board of Trustees

The Role of the Board

The Board is responsible for overseeing the overall management of the Fund, including supervision of the duties performed by the Adviser. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Adviser, have responsibility for the day-to-day management and operation of the Fund. The Board does not have responsibility for the day-to-day management of the Fund, and its oversight role does not make the Board a guarantor of the Fund’s investments or activities. The Board has appointed various individuals of the Adviser as officers of the Fund with responsibility to monitor and report to the Board on the Fund’s operations. In conducting its oversight, the Board receives regular reports from these officers and from other senior officers of the Adviser regarding the Fund’s operations.

Board Structure and Committees

The 1940 Act requires that at least 40% of the Board be comprised of Independent Trustees. Certain exemptive rules promulgated under the 1940 Act require that at least 50% of the Board be Independent Trustees. Currently, three (3) of the four (4) Trustees (75%) are Independent Trustees. The Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairperson of the Board, regardless of whether the Trustee happens to be independent or a member of management. Currently, David Silvera, an Independent Trustee, serves as the Chairperson of the Board. The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its leadership structure is appropriate in light of the composition of the Board and its committees. The Board believes that its leadership structure enhances the effectiveness of the Board’s oversight role. The Board has established two standing committees: an Audit Committee and a Nominating and Governance Committee.

The Board has formed an Audit Committee composed of all of the Independent Trustees, the function of which is to: (i) oversee the accounting and financial reporting processes of the Fund and the Fund’s internal control over financial reporting and, as the Audit Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (ii) oversee, or, as appropriate, assist Board oversight of, the quality and integrity of the Fund’s financial statements and the independent audit thereof, as applicable; (iii) oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits, as applicable; (iv) approve prior to appointment the engagement of the Fund’s independent auditor and, in connection therewith, to review and evaluate the qualifications, independence and performance of the independent auditor, as applicable; (v) act as a liaison between the independent auditor and the Board; and (vi) assist Board oversight of the Fund’s internal audit function, as applicable. Mr. Alastair Short, an Independent Trustee, serves as Chairperson of the Audit Committee.

The Board has formed a Nominating and Governance Committee composed of all of the Independent Trustees, which is responsible for, among other things, oversight of matters relating to the Fund’s governance obligations, selecting and nominating persons to serve as Trustees, Fund service providers and litigation. The Fund does not hold annual shareholder meetings. As such, the Nominating and Governance Committee will not typically consider nominees recommended by Shareholders. Mr. David Silvera, an Independent Trustee, serves as Chairperson of the Nominating and Governance Committee.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various reports relating to risk management. Because risk management is a broad concept comprised of many different elements (including, among other things, investment risk, valuation risk, credit risk, compliance and regulatory risk, business continuity risk and operational risk), Board oversight of different types of risks is handled in different ways. For example, the full Board could receive and review reports from senior personnel of the Adviser (including senior compliance, financial reporting and investment personnel) or their affiliates regarding various types of risks, such as operational, compliance and investment risk, and how they are being managed. The Audit Committee may participate in the oversight of risk management in certain areas, including meeting with the Fund’s financial officers and with the Fund’s independent accountants to discuss, among other things, annual audits of the Fund’s financial statements and the auditor’s report thereon and the independent accountant’s annual report on internal control.

Board of Trustees and Officers

Any vacancy on the Board may be filled by the remaining Trustees, except to the extent the 1940 Act requires the election of Trustees by Shareholders. The Fund’s officers are appointed by the Trustees and oversee the management of the day-to-day operations of the Fund under the supervision of the Board. All of the officers of the Fund are directors, officers or employees of the Adviser or its affiliates. Certain of the Trustees and officers of the Fund are also directors and officers of other investment companies managed or advised by the Adviser. The Board has determined that each of the Fund’s Trustees, other than Jeffrey Carter Iverson, is not an “interested person” of the Fund under the 1940 Act. To the fullest extent allowed by applicable law, including the 1940 Act, the Declaration of Trust indemnifies the Trustees and officers for all costs, liabilities and expenses that they may experience as a result of their service as such.

The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Portfolio Management

Adviser

Eldridge Structured Credit Advisers, LLC, 767 Fifth Avenue, New York, New York 10153, serves as the investment adviser to the Fund. The Adviser is registered as an investment adviser under the Advisers Act, and is a wholly-owned subsidiary of Eldridge Capital Management, LLC, which is a wholly-owned subsidiary of Eldridge. The Adviser has experience managing registered investment vehicles, including exchange-traded funds focused on structured credit.

Primary Portfolio Managers

The personnel of the Adviser who have primary responsibility for management of the Fund are Nicholas Sandler, Jeff Forlizzi, and Peter Kelley. The Fund’s primary portfolio managers, along with other members of the Investment Team, are responsible for overseeing the Fund, which will formulate investment guidelines for the Fund and approve all acquisitions, dispositions and financing decisions.

Nicholas Sandler, Portfolio Manager, is a Partner and Co-President of Eldridge Capital Management, Co-Head of Diversified Credit, and a member of several of Eldridge’s investment committees. Mr. Sandler is also the Chief Executive Officer of Stonebriar Finance Holdings, an Eldridge client that primarily invests in asset-based private credit solutions. Prior to co-founding Stonebriar, Mr. Sandler was a Managing Director at Guggenheim Partners where he served in various capacities, including as Portfolio Manager for aviation investments, a member of the Corporate Credit Group, and leading Guggenheim’s public affairs efforts in Washington, D.C. Earlier in his career, he was Special Assistant to former California Gov. Gray Davis. Mr. Sandler serves on the boards of Flexjet, Stonebriar Finance Holdings, and Eldridge Acre Partners, and is active with several community and philanthropic organizations. Since 2012, he has served as President of the Los Angeles Dodgers Foundation, the official team charity of Major League Baseball’s Los Angeles Dodgers.

Jeff Forlizzi, Portfolio Manager, is a Partner and Co-Head of Diversified Credit at Eldridge Capital Management, and a member of several of Eldridge’s investment committees. Previously, Mr. Forlizzi was an Executive Vice President and Head of Leveraged Credit at Security Benefit, where he was responsible for managing and investing in a range of asset classes across the credit spectrum. Prior to joining Security Benefit, Mr. Forlizzi spent 16 years as a senior investment professional at Silver Point Capital, a multi-billion-dollar hedge fund focused on credit and equity investments. Earlier in his career, he worked at Vestar Capital Partners, where he focused on leveraged buyout transactions, and Merrill Lynch & Co., where he was an investment banking analyst. Mr. Forlizzi serves on the Board of Directors of Cayman Universe Holdings. He received his B.B.A. from Emory University and his M.B.A. from the Wharton School at The University of Pennsylvania.

Peter Kelley, Portfolio Manager, is a Managing Director and Co-Head of Research at Eldridge Capital Management and a member of several of Eldridge’s investment committees. His responsibilities also include leading investments in the Technology and Telecom sectors. Previously, Mr. Kelley was an Associate Vice President on the Investments Team at Security Benefit focused on Corporate Credit. Prior to joining Security Benefit, Mr. Kelley worked on the Corporate Credit team at Guggenheim Partners, most recently leading the Technology, Media and Telecom sector investments across credit and structured equity in public and private markets. He received his B.A. in Mathematics and Economics from Bowdoin College.

The SAI provides additional information about the Fund’s primary portfolio managers’ compensation, other accounts managed by them and their ownership of any Shares of the Fund.

INVESTMENT MANAGEMENT AGREEMENT

The Adviser, subject to supervision by the Board, provides certain investment advisory, management and administrative services to the Fund pursuant to an Investment Management Agreement between the Fund and the Adviser.

Management Fee

The Fund pays the Adviser a Management Fee at an annual rate of 1.25% based on the average daily value of the Fund’s net assets, calculated and accrued daily, and payable monthly in arrears. For purposes of determining the Management Fee payable to the Adviser, the Fund’s net asset value will be calculated prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Management Fee and Incentive Fee, or to any purchases or repurchases of Shares of the Fund or any distributions by the Fund. The Management Fee will be payable in arrears within five (5) business days after the completion of the NAV computation for the month. The Management Fee is paid to the Adviser out of the Fund’s assets, and therefore decreases the net profits or increases the net losses of the Fund.

Purchased Shares are incorporated into the next daily net asset value and included in the computation of the Management Fee payable. Share repurchases are included in the computation of the Management Fee and Incentive Fee payable through the Repurchase Pricing Date as described in “Repurchase of Shares.” The Management Fee and Incentive Fee, if any, is paid to the Adviser out of the Fund’s assets, and therefore decreases the net profits or increases the net losses of the Fund. This Management Fee is separate from the Incentive Fee that the Adviser receives. The Management Fee is payable in cash. The Fund could apply for exemptive relief from the SEC in the future that if granted would permit the Fund to pay the Adviser all or a portion of its Management Fee and Incentive Fee in Shares in lieu of paying the Adviser an equivalent amount of such fees in cash. As a condition of any such exemptive relief, the Adviser would have to commit not to sell any such Shares received in lieu of a cash payment of its Management Fee or Incentive Fee for at least 12 months from the date of issuance, except in exceptional circumstances. As of the date of this Prospectus, the Fund has not applied for such exemptive relief.

Incentive Fee

The Adviser will be entitled to receive an Incentive Fee equal to 12.5% of the Fund’s pre-incentive fee net investment income for each calendar quarter, subject to a 6.0% annualized hurdle rate, with a 100% catch-up. “Pre-incentive fee net investment income” means, as the context requires, either the dollar value of, or percentage rate of return on the value of net assets at the end of the immediate preceding quarter from, interest income, dividend income, income generated from original issue discounts, payment-in-kind income, and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from credit investments) earned or accrued during the calendar quarter, minus operating expenses accrued for the quarter (including the Management Fee and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the Incentive Fee and any shareholder servicing and/or distribution fees). Shareholders may be charged a fee on an income amount that is higher than the income shareholders may ultimately receive. Pre-incentive fee net investment income does not include any component of capital gains or capital appreciation. The impact of fees waived, expenses assumed, or amounts recouped pursuant to the Expense Limitation Agreement are also excluded from pre-incentive fee net investment income. The Adviser is not entitled to any incentive fee based on the capital gains or capital appreciation of the Fund or its investments.

The calculation of the Incentive Fee for each calendar quarter is as follows:

●	No Incentive Fee is payable to the Adviser if the Fund’s pre-incentive fee net investment income, expressed as a percentage of the Fund’s NAV in respect of the relevant calendar quarter, does not exceed the quarterly hurdle rate of 1.50% (6.0% annualized);

●	100% of the portion of the Fund’s pre-incentive fee net investment income that exceeds the hurdle rate but is less than 1.714% (the “catch-up”) is payable to the Adviser if the Fund’s pre-incentive fee net investment income, expressed as a percentage of the Fund’s NAV in respect of the relevant quarter, exceeds the hurdle rate but is less than 1.714% (6.856% annualized). The “catch-up” provision is intended to provide the Adviser with an incentive fee of approximately 12.5% of the Fund’s pre-incentive fee net investment income when the Fund’s net investment income exceeds 1.714% in any calendar quarter; and

●	12.5% of the portion of the Fund’s pre-incentive fee net investment income attributable to the applicable share class that exceeds the “catch-up” is payable to the Adviser if the Fund’s pre-incentive fee net investment income, expressed as a percentage of the Fund’s NAV in respect of the relevant quarter exceeds 1.714% (6.856% annualized). This reflects that once the hurdle rate is reached and the catch-up is achieved, 12.5% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to the Adviser.

Pre-Incentive Fee Net Investment Income (expressed as a percentage of the value of net assets per quarter)

Percentage of each Class’s Pre-Incentive Fee Net Investment Income Allocated to Quarterly Incentive Fee

These calculations will be appropriately prorated for any period of less than three months.

Example – Incentive Fee on Pre-Incentive Fee Net Investment Income for Each Calendar Quarter

Scenarios expressed as a percentage of average Net Assets	Scenario 1		Scenario 2		Scenario 3
Pre-incentive fee net investment income	[ ]	%	[ ]	%	[ ]	%
Catch up incentive fee (maximum of [ ]%)	[ ]	%	[ ]	%	[ ]	%
Split incentive fee ([ ]% above [ ]%)	[ ]	%	[ ]	%	[ ]	%
Net Investment income	[ ]	%	[ ]	%	[ ]	%

●	Scenario 1 – Incentive Fee on Income

○	Pre-incentive fee net investment income does not exceed the [ ]% hurdle rate; therefore there is no catch up or split incentive fee on pre-incentive fee net investment income.

●	Scenario 2 – Incentive Fee on Income

○	Pre-incentive fee net investment income falls between the [ ]% hurdle rate and the catch up of [ ]%; therefore the incentive fee on pre-incentive fee net investment income is 100% of the pre-incentive fee above the [ ]% hurdle return.

●	Scenario 3 – Incentive Fee on Income

○	Pre-incentive fee net investment income exceeds the [ ]% hurdle and the [ ]% catch up provision. Therefore the catch up provision is fully satisfied by the [ ]% of pre-incentive fee net investment income above the [ ]% hurdle rate and there is a [ ]% incentive fee on pre-incentive fee net investment income above the [ ]% “catch up.” This provides a [ ]% incentive fee, which represents [ ]% of pre-incentive fee net investment income.

Investment Management Agreement and Reimbursement Arrangements

The services of all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser. The Fund bears all other costs and expenses of its operations and transactions as set forth in the Investment Management Agreement.

In addition to the fees and expenses to be paid by the Fund under the Investment Management Agreement, the Adviser and its affiliates will be entitled to reimbursement by the Fund of the Adviser’s and its affiliates’ cost of providing the Fund with certain non-advisory services. If persons associated with the Adviser or any of its affiliates, including persons who are officers of the Fund, provide accounting, legal, clerical, compliance or administrative services to the Fund at the request of the Fund, the Fund may reimburse the Adviser and its affiliates for their costs in providing such accounting, legal, clerical, compliance or administrative services to the Fund (which costs may include an allocation of overhead including rent and the allocable portion of the salaries and benefits of the relevant persons and their respective staffs, including travel expenses), using a methodology for determining costs approved by the Board. If the Adviser or its affiliates seek reimbursements of such costs, such action may cause the Fund’s expenses to be higher than the expenses shown herein, perhaps by a material amount. The Adviser may, in its sole discretion, waive or not seek reimbursement for accounting, legal, clerical or administrative services to the Fund.

The Investment Management Agreement was initially approved by the Board (including a majority of the Independent Trustees) at a meeting held on June 9, 2026. The Investment Management Agreement is terminable without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act), in each case on not more than 60 days’ nor less than 30 days’ written notice to the Adviser, or by the Adviser upon not less than 60 days’ written notice to the Fund, and will be terminated upon the mutual written consent of the Adviser and the Fund. After the initial term of two years, the Investment Management Agreement may continue in effect from year to year if such continuance is approved annually by either the Board or the vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Independent Trustees by vote cast in person (or as otherwise permitted by the SEC) at a meeting called for the purpose of voting on such approval. The Investment Management Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.

The Investment Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Adviser and any partner, director, officer or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable for any error of judgment, mistake of law or for any act or omission by the person in connection with the performance of services to the Fund, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified. The Investment Management Agreement also provides that the Fund will indemnify, to the fullest extent permitted by law, the Adviser, or any partners, directors, officers or employees of the Adviser and their respective affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties to the Fund.

Pursuant to the Expense Limitation Agreement with the Fund, the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund, if required to ensure certain annual operating expenses (excluding the Excluded Expenses) do not exceed 0.60% per annum (excluding Excluded Expenses) of the Fund’s average daily net assets of each class of Shares. With respect to each class of Shares, the Fund agrees to repay the Adviser any fees waived or expenses assumed under the Expense Limitation Agreement for such class of Shares, provided the repayments do not cause the Fund’s annual operating expenses (excluding Excluded Expenses) for that class of Shares to exceed the expense limitation in place at the time the fees were waived and/or the expenses were assumed, or the expense limitation in place at the time the Fund repays the Adviser, whichever is lower. Any such repayments must be made within thirty-six (36) months after the month in which the Adviser waived the fee or reimbursed the expense. The Expense Limitation Agreement will have a term ending one year from the time that the Fund breaks escrow on its public offering, and the Adviser may extend the term for a period of one year on an annual basis. The Adviser may not terminate the Expense Limitation Agreement during its one-year term.

The impact of fees waived, expenses assumed, or amounts recouped pursuant to the Expense Limitation Agreement are also excluded from pre-incentive fee net investment income.

The Adviser has agreed to advance organizational and initial offering costs to the Fund. Such costs incurred by the Adviser are subject to recoupment by the Adviser in accordance with the Expense Limitation Agreement.

A discussion regarding the basis for the approval by the Board of the Investment Management Agreement will be available in the Fund’s [semi]annual shareholder report for the period ending [   ].

NET ASSET VALUATION

The Fund calculates the net asset value (“NAV”) of each class of Shares as of the close of business on each day the New York Stock Exchange (“NYSE”) is open for trading or at such times as the Board shall determine (each, a “Determination Date”). In determining the NAV of each class of Shares, the Fund will value its investments as of the relevant Determination Date. The NAV of each class of Shares of the Fund will equal, unless otherwise noted, the value of the total assets of the class of Shares (including interest accrued but not yet received), less all of its liabilities (including accrued fees and expenses, dividends payable and its pro rata portion of any borrowings of the Fund), each determined as of the relevant Determination Date. The NAV of each of the Class S Shares, Class D Shares and Class I Shares will be calculated separately based on the fees and expenses applicable to each class. It is expected that the NAV of Class S Shares, Class D Shares and Class I Shares will vary over time as a result of the differing fees and expenses applicable to each class.

The Fund conducts the valuation of its investments, upon which its NAV is based, and accounts for all other assets and liabilities at all times consistent with U.S. Generally Accepted Accounting Principles (“GAAP”) and the 1940 Act. The Fund values its investments in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”) and Rule 2a-5 under the 1940 Act, which defines fair value as the price that would be received to sell a portfolio investment in an orderly transaction between market participants at the measurement date. The Fund will fair value a portfolio investment when market quotations are not readily available. A market quotation is “readily available” only when it is a quoted price (unadjusted) in active markets for identical instruments that a fund can access at the measurement date, provided that such a quotation is not considered to be readily available if it is not reliable. ASC 820 prioritizes the use of observable market prices derived from such prices over entity-specific inputs. Due to the inherent uncertainties of valuation, certain estimated fair values may differ significantly from the values that would have been realized had a readily available market quotation for these investments existed, and these differences could be material.

Investments for which market quotations are readily available will typically be valued at those market quotations. The Adviser provides continuing oversight of pricing services, including the process for approving, monitoring and evaluating pricing services, including, among other things, the process for initiating pricing challenges, appropriate due diligence exercises and periodic testing. Any differences are reviewed in accordance with the valuation procedures. In evaluating the appropriateness of pricing sources, the Adviser may consider, among other things, the qualifications and experience of the pricing service, the quality of its operational controls and procedures, the valuation methods or techniques, inputs and assumptions used, and the pricing service’s process for considering price challenges.

The prices provided by a nationally recognized pricing service typically include bid and ask prices for each investment for which market quotations are available. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Broker quotes may also be used to value investments.

In accordance with Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the valuation designee to perform fair value determinations related to the Fund’s investments, subject to the Board’s oversight and periodic reporting requirements. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by the Adviser, acting through its valuation sub-committee designated for the Fund, under the Fund’s valuation procedures approved by, and under the general supervision and responsibility of, the Board. In determining the fair value of certain Fair Valued Assets, the Adviser engages one or more independent third-party valuation firms to provide valuation services with respect to certain of the Fund’s investments. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Adviser as valuation designee to the Board at each regularly scheduled quarterly meeting. These valuation approaches involve some level of estimation and judgment, the degree of which is dependent on the price transparency for the investments or market and the investments’ complexity. The valuation procedures may be modified from time to time.

In determining the fair value of Fair Valued Assets, the Adviser may employ a combination of market and income approaches. Under the income approach, the Adviser may perform a bond-yield analysis or discounted cash flow analysis to determine the present value of the projected future cash flows of the Fund’s debt and debt-like investments. Under the market approach, the Adviser may estimate the enterprise value of a portfolio company by analyzing various factors, including the portfolio company’s historical and projected financial results. Typically, private companies are valued based on multiples of EBITDA (earnings before interest, taxes, depreciation and amortization), cash flows, net income, revenues, or, in limited cases, book value.

Prospective investors should be aware that fair value represents a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s issuance (including through dividend or distribution reinvestment) or repurchase of Shares through repurchase offers at net asset value at a time when it owns investments that are valued at fair value may have the effect of diluting or increasing the economic interest of existing Shareholders.

The most recently determined NAV per share for each class of Shares will be available daily on the Fund’s website: [  ].

ELIGIBLE INVESTORS

Shares are generally being offered only to investors that are U.S. persons for U.S. federal income tax purposes. In addition, the Fund may offer Shares to non-U.S. persons subject to appropriate diligence by the Adviser and in compliance with applicable law.

Each prospective investor in the Fund should obtain the advice of their own legal, accounting, tax and other advisers in reviewing documents pertaining to an investment in the Fund, including, but not limited to, this Prospectus and the Declaration of Trust before deciding to invest in the Fund.

PLAN OF DISTRIBUTION

Distributor

Ultimus Fund Distributors, LLC, with its principal place of business at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, acts as the distributor of the Fund’s Shares, pursuant to the Distribution Agreement, on a reasonable efforts basis, subject to various conditions. Neither the Distributor nor any other party is obligated to purchase any Shares from the Fund. There is no minimum aggregate number of Shares required to be purchased. Pursuant to the Distribution Agreement, the Distributor shall pay its own costs and expenses connected with the offering of Shares. The Distribution Agreement also provides that the Fund will indemnify the Distributor and its affiliates and certain other persons against certain liabilities.

The Distribution Agreement will continue in effect with respect to the Fund for successive one-year periods, provided that each such continuance is specifically approved by a majority of the entire Board cast in person at a meeting called for that purpose or by a majority of the outstanding voting securities of the Fund and, in either case, also by a majority of the Independent Trustees.

The Distributor may retain additional selling agents or other financial intermediaries to place Shares. Such selling agents or other financial intermediaries may impose terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions set forth in this Prospectus. See “Purchasing Shares.”

The Distributor will not sell Shares directly to retail customers (as defined above) or have a relationship with you (including if you exit a relationship with a participating broker-dealer or other intermediary), and you should consult with your participating broker-dealer or your investment professional as to the suitability to you of an investment in the Shares. Before making your investment decision, please consult with your investment professional regarding your account type and the classes of common stock you may be eligible to purchase.

Distribution and Servicing Plan

The Fund has adopted a Distribution and Servicing Plan for its Class S Shares and Class D Shares to pay to the Distributor a Distribution and Servicing Fee to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of Shareholders who own such Shares. These activities include marketing and other activities primarily intended to result in the sale of Class S Shares and Class D Shares and activities related to administration and servicing of Class S or Class D accounts (including sub-accounting and other administrative services, as well as shareholder liaison services such as responding to inquiries from shareholders and providing shareholders with information about their investments in the Fund). The Distribution and Servicing Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it will undertake to comply with the terms of Rule 12b-1, as required by the exemptive relief sought from the SEC, permitting the Fund to, among other things, issue multiple classes of Shares.

Under the Distribution and Servicing Plan, Class S Shares and Class D Shares will pay a Distribution and Servicing Fee to the Distributor at an annual rate of 0.75% and 0.25%, respectively, based on the average daily net assets of the Fund attributable to such class. For purposes of determining the Distribution and Servicing Fee, NAV will be calculated prior to any reduction for any fees and expenses, including, without limitation, the Distribution and Servicing Fee payable. If a financial intermediary is not eligible to accept payment of the pro rata portion of the Distribution and Servicing Fee attributable to its Shareholder accounts then the Distributor may retain such monies or the Distributor will waive such fees or return such monies to the Fund. The Distribution and Servicing Fee is paid out of the relevant class’s assets and decreases the net profits or increases the net losses of the Fund solely with respect to such class. Because the Distribution and Servicing Fee is paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of a Shareholder’s investment and may cost the Shareholder more than paying other types of sales charges, if applicable. Up to 0.25% per annum of the Distribution and Servicing Fee may qualify as a “service fee” under Financial Industry Regulatory Authority (“FINRA”) rules and therefore will not be limited by FINRA rules which limit distribution fees as a percentage of total new gross sales. “Service fees” are defined for purposes of FINRA rules to mean fees paid for providing shareholder services or the maintenance of shareholder accounts. FINRA rules limit service fees to 0.25% of a fund’s average annual net assets. A portion of the Distribution and Servicing Fee may also be used to pay for sub-transfer agency, sub-accounting and certain other administrative services that are not required to be paid pursuant to a “service fee” under FINRA rules. The remainder is for distribution support and related services.

Class I Shares are not subject to any Distribution and Servicing Fee and do not bear any expenses associated therewith.

The Distributor reserves the right to not pay Rule 12b-1 fees to a financial intermediary if 12b-1 fee payments for a given month are deemed to be de minimis. The Distributor currently adheres to a $25.00 de minimis threshold but reserves the right to change that threshold from time to time.

Payments to Financial Intermediaries

The Fund may also pay fees to financial intermediaries for sub-administration, sub-transfer agency, sub-accounting and other shareholder services associated with shareholders whose Shares are held in, as applicable, omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Adviser, or its affiliates, including the Distributor, may pay additional compensation out of its own resources (i.e., not Fund assets) to certain selling agents or financial intermediaries in connection with the sale of Shares. The additional compensation may differ among selling agents or financial intermediaries in amount or in the method of calculation. Payments of additional compensation may be fixed dollar amounts, based on the aggregate value of outstanding Shares held by Shareholders introduced by the broker or dealer, or determined in some other manner. Payments may be one-time payments or may be ongoing payments. As a result of the various payments that financial intermediaries may receive from the Adviser or its affiliates, the amount of compensation that a financial intermediary may receive in connection with the sale of Shares may be greater than the compensation it may receive for the distribution of other investment products. The receipt of the additional compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.

PURCHASING SHARES

The following section provides basic information about how to purchase Shares of the Fund. The Distributor acts as the distributor of the Shares of the Fund on a reasonable efforts basis, subject to various conditions, pursuant to the terms of the Distribution Agreement. The Distributor is not obligated to sell any specific amount of Shares of the Fund. The Shares will be continuously offered through the Distributor. Prospective investors who purchase Shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase Shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase Shares. Prospective investors purchasing Shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read this Prospectus in conjunction with any materials and information provided by their financial intermediary.

General Purchase Terms

The minimum initial investment in the Fund by any investor is $2,500 with respect to Class S Shares and Class D Shares, and $1,000,000 with respect to Class I Shares. The Fund reserves the right to waive the investment minimum with respect to Class I Shares. The minimum additional investment in the Fund by any investor is $[   ], except for additional purchases pursuant to the dividend reinvestment plan. Investors subscribing through a broker/dealer or registered investment adviser may have shares aggregated to meet these minimums, so long as initial investments are not less than $[   ] and incremental contributions are not less than $[   ].

The Fund reserves the right to accept lesser amounts below these minimums for Eldridge Employees and vehicles controlled by such Eldridge Employees. Shares are generally offered for purchase on a daily basis at the NAV per Share on that date.

The minimum initial and additional investments may be reduced by either the Fund, in the discretion of the Adviser, or the Distributor in the discretion of each for certain investors based on consideration of various factors, including the investor’s overall relationship with the Adviser or Distributor, the investor’s holdings in other funds affiliated with the Adviser or Distributor, and such other matters as the Adviser or Distributor may consider relevant at the time, though Shares will only be sold to investors that satisfy the Fund’s eligibility requirements. The minimum initial and additional investments may also be reduced by either the Fund or the Distributor in the discretion of each for clients of certain registered investment advisers and other financial intermediaries based on consideration of various factors, including the registered investment adviser or other financial intermediary’s overall relationship with the Adviser or Distributor, the type of distribution channels offered by the intermediary and such other factors as the Adviser or Distributor may consider relevant at the time.

In addition, the Fund may, in the discretion of the Adviser or Distributor, aggregate the accounts of clients of registered investment advisers and other financial intermediaries whose clients invest in the Fund for purposes of determining satisfaction of minimum investment amounts. At the discretion of the Adviser or the Distributor, the Fund may also aggregate the accounts of clients of certain registered investment advisers and other financial intermediaries across Share classes for purposes of determining satisfaction of minimum investment amounts for a specific Share class. The aggregation of accounts of clients of registered investment advisers and other financial intermediaries for purposes of determining satisfaction of minimum investment amounts for the Fund or for a specific Share class may be based on consideration of various factors, including the registered investment adviser or other financial intermediary’s overall relationship with the Adviser or Distributor, the type of distribution channels offered by the intermediary and such other factors as the Adviser or Distributor may consider relevant at the time.

All Shares are sold at the public offering price, which is the net asset value of a Class S Share, Class D Share or Class I Share, as applicable.

Following the Fund’s commencement of operations, Shares will generally be offered for purchase daily on any day the NYSE is open for business. Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to prospective investors. An investor who misses the acceptance date will have the acceptance of their investment in the Fund delayed until the following business day. Except as otherwise permitted by the Board, initial and subsequent purchases of Shares will be payable in United States dollars.

The Fund reserves the right to accept or reject, in its sole discretion, any request to purchase Shares at any time. The Fund also reserves the right to suspend or terminate offerings of Shares at any time. Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned promptly to the prospective investor without the deduction of any fees or expenses and without the payment of any interest.

Share Class Considerations

When selecting a share class, you should consider the following:

●	which share classes are available to you;

●	how much you intend to invest;

●	how long you expect to own the shares; and

●	total costs and expenses associated with a particular share class.

Each investor’s financial considerations are different. You should speak with your financial Adviser to help you decide which class of Shares of the Fund is best for you. Not all financial intermediaries offer all classes of Shares. In addition, financial intermediaries may vary the actual sales fee charged, if applicable, as well as impose additional fees and charges on each class of Shares. If your financial intermediary offers more than one class of Shares, you should carefully consider which class of Shares to purchase.

Class S Shares

Class S Shares are sold at the prevailing net asset value per Class S Share. If you buy Class S Shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that the financial intermediary limits such fees to a [   ]% cap on NAV for Class S Shares. Class S Shares are subject to a Distribution and Servicing Fee at an annual rate of 0.75% of the net assets of the Fund attributable to Class S Shares.

Eligibility to receive a Distribution and Servicing Fee is conditioned on a broker providing the following ongoing services with respect to the Class S Shares: assistance with recordkeeping, answering investor inquiries regarding the Fund including regarding distribution payments and reinvestments, helping investors understand their investments upon their request, and assistance with share repurchase requests. If the applicable broker is not eligible to receive a Distribution and Servicing Fee due to failure to provide these services, the Distribution and Servicing Fees that the broker would have otherwise been eligible to receive will be waived. The Distribution and Servicing Fees are ongoing fees that are not paid at the time of purchase.

Class S Shares are available to any eligible investor through brokerage and transactional-based accounts.

Class D Shares

Class D Shares are sold at the prevailing net asset value per Class D Share. If you buy Class D Shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that the financial intermediary limits such fees to a [   ]% cap on NAV for Class D Shares. Class D Shares are subject to a Distribution and Servicing Fee at an annual rate of 0.25% of the net assets of the Fund attributable to Class D Shares.

Eligibility to receive a Distribution and Servicing Fee is conditioned on a broker providing the following ongoing services with respect to the Class D Shares: assistance with recordkeeping, answering investor inquiries regarding the Fund, including regarding distribution payments and reinvestments, helping investors understand their investments upon their request, and assistance with share repurchase requests. If the applicable broker is not eligible to receive a Distribution and Servicing Fee due to failure to provide these services, the Distribution and Servicing Fees that the broker would have otherwise been eligible to receive will be waived. The Distribution and Servicing Fees are ongoing fees that are not paid at the time of purchase.

Class D Shares are generally available for purchase only (i) through fee-based programs, also known as wrap accounts, that provide access to Class D Shares, (ii) through participating broker dealers that have alternative fee arrangements with their clients to provide access to Class D Shares, (iii) through investment advisers that are registered under the Advisers Act or applicable state law and (iv) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers.

Class I Shares

Class I Shares are sold at the prevailing net asset value per Class I Share. Financial intermediaries may not charge you transaction-based fees when you buy Class I Shares. Class I Shares are not subject to a Distribution and Servicing Fee.

Class I Shares are available for purchase only (i) through fee-based programs, also known as wrap accounts, that provide access to Class I Shares, (ii) by institutional accounts as defined by FINRA Rule 4512(c), (iii) through bank-sponsored collective trusts and bank-sponsored common trusts, (iv) by retirement plans (including a trustee or custodian under any deferred compensation or pension or profit sharing plan or payroll deduction IRA established for the benefit of the employees of any company), foundations or endowments, (v) through certain financial intermediaries that are not otherwise registered with or as a broker dealer and that direct clients to trade with a broker dealer that offers Class I Shares, (vi) through investment advisers registered under the Advisers Act or applicable state law, (vii) by the Fund’s officers and Trustees and their immediate family members, as well as officers and Eldridge Employees and their immediate family members, (viii) by participating broker dealers and their affiliates, including their officers, directors, employees, and registered representatives, as well as the immediate family members of such persons, as defined by FINRA Rule 5130, and (ix) through bank trust departments or any other organization or person authorized to act as a fiduciary for its clients or customers. Before making your investment decision, please consult with your investment adviser regarding your account type and the classes of Shares of the Fund you may be eligible to purchase. The Fund may also offer Class I Shares to certain feeder vehicles created to hold the Fund’s Class I Shares. The Fund may conduct such offerings pursuant to exceptions to registration under the Securities Act and not as a part of this offering.

If you are eligible to purchase all three classes of Shares, then you should consider that Class I Shares have no upfront sales charges and no Distribution and Servicing Fees. Such expenses are applicable to Class S and Class D Shares and will reduce the net asset value or distributions of the other share classes. If you are eligible to purchase Class S and Class D Shares but not Class I Shares, then you should consider that Class D Shares have no upfront sales charges and lower annual Distribution and Servicing Fees. Investors should also inquire with their broker dealer or financial representative about what additional fees may be charged with respect to the Share class under consideration or with respect to the type of account in which the Shares will be held.

CLOSED-END FUND STRUCTURE; NO RIGHT OF REDEMPTION

The Fund is a non-diversified, closed-end management investment company with limited operating history. Closed-end funds differ from open-end funds in that closed-end funds do not redeem their shares at the request of an investor. No Shareholder has the right to require the Fund to redeem their Shares. No public market for the Shares exists, and none is expected to develop in the future. As a result, Shareholders may not be able to liquidate their investment other than through repurchases of Shares by the Fund, as described below. Accordingly, Shareholders should consider that they may not have access to the funds they invested in the Fund for an indefinite period of time.

TRANSFER RESTRICTIONS

No person shall become a substituted Shareholder of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion. Shares held by Shareholders may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Fund (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. Notice of a proposed transfer of Shares must also be accompanied by properly completed subscription documents in respect of the proposed transferee. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. Each transferring Shareholder and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Any transferee acquiring Shares by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder, will be entitled to the allocations and distributions allocable to the Shares so acquired, to transfer the Shares in accordance with the terms of the Declaration of Trust and to tender the Shares for repurchase by the Fund, but will not be entitled to the other rights of a Shareholder unless and until the transferee becomes a substituted Shareholder as specified in the Declaration of Trust. If a Shareholder transfers Shares with the approval of the Fund, the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as a Shareholder.

By subscribing for Shares, each Shareholder agrees to indemnify and hold harmless the Fund, the Board, the Adviser, and each other Shareholder, and any affiliate of the foregoing and any of their employees, officers or directors against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Shareholder in violation of the Declaration of Trust or any misrepresentation made by that Shareholder in connection with any such transfer.

REPURCHASE OF SHARES

The Fund is a closed-end interval fund. The Fund does not intend to list its Shares on a securities exchange and the Fund does not expect there to be a public market for its Shares. Instead, to provide liquidity and the ability to receive NAV on a disposition of at least a portion of Shares, the Fund will make periodic offers to repurchase Shares. No Shareholder will have the right to require the Fund to repurchase their Shares, except as permitted by the Fund’s interval structure. As a result, if you purchase Shares, your ability to sell your Shares will be limited.

The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, effective as of the effective date of this registration statement, which cannot be changed without shareholder approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of its Shares at NAV on a quarterly basis. Although the policy permits repurchases of between 5% and 25% of the Fund’s outstanding Shares, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares (in the aggregate across all share classes) at NAV (either by number of shares or aggregate NAV) subject to the approval of the Board. The Adviser currently expects to recommend to the Board that the Fund conduct its first repurchase offer following the later of the second full quarter after (i) the date the Fund first accepts third party capital or (ii) the effective date of the Fund’s registration statement (or such earlier or later date as the Board may determine).

The date on which the repurchase price for Shares is determined shall occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day). The date by which Shareholders wishing to tender Shares for repurchase must respond to the repurchase offer will be no more than seven days before the Repurchase Pricing Date (defined below). When a repurchase offer commences, the Fund sends, at least 21 days before the Repurchase Request Deadline, written notice to each shareholder setting forth, among other things:

●	The percentage of outstanding Shares that the Fund is offering to repurchase and how the Fund will purchase Shares on a pro rata basis if the offer is oversubscribed.

●	The date on which a Shareholder’s repurchase request is due.

●	The date that will be used to determine the Fund’s NAV applicable to the repurchase offer (the “Repurchase Pricing Date”).

●	The date by which the Fund will pay to Shareholders the proceeds from their Shares accepted for repurchase.

●	The NAV of the Shares as of a date no more than seven days before the date of the written notice and the means by which shareholders may ascertain the NAV.

●	The procedures by which Shareholders may tender their Shares, the right of shareholders to withdraw or modify their tenders before the Repurchase Request Deadline, and the amount of any repurchase fees that may be charged.

●	For Shares held in “street name,” any additional procedures from the financial intermediary a shareholder must follow, as applicable.

●	The circumstances in which the Fund may suspend or postpone the repurchase offer.

This notice must be included in a shareholder report or other Fund document. If a shareholder fails to submit a repurchase request in good order by the Repurchase Request Deadline, the shareholder will generally be unable to liquidate Shares until a subsequent repurchase offer, and will have to resubmit a request in the next repurchase offer. Shareholders may withdraw or change a repurchase request with a proper instruction submitted in good form at any point before the Repurchase Request Deadline.

The Fund expects to distribute payment to Shareholders between one and three business days after the Repurchase Pricing Date and will distribute such payment no later than seven calendar days after such date.

The Fund’s NAV per share may change materially between the date a repurchase offer is mailed and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and Repurchase Pricing Date. The method by which the Fund calculates NAV is discussed under “Net Asset Valuation.” During the period an offer to repurchase is open, shareholders may obtain the current NAV by visiting www.[                ].com or calling the Fund’s transfer agent at [          ].

The Fund may impose an Early Repurchase Fee on Shares repurchased within one year. The one-year holding period will be satisfied if at least one year has elapsed from (a) the issuance date of the applicable Shares to (b) the subscription date immediately following the Repurchase Pricing Date used in the repurchase of such Shares. Shareholders who are exchanging a class of the Fund’s Shares for an equivalent aggregate NAV of another class of the Fund’s Shares will not be subject to, and will not be treated as repurchases for the calculation of, the 5% quarterly calculation on repurchases and will not be subject to the Early Repurchase Fee. In addition, the Fund’s Shares may be sold to certain feeder vehicles primarily created to hold the Fund’s Shares that in turn offer interests in such feeder vehicles to non-U.S. persons. For such feeder vehicles and similar arrangements in certain markets, the Fund may not apply the Early Repurchase Fee to the feeder vehicles or underlying investors, often because of administrative or systems limitations. The Early Repurchase Fee will be retained by the Fund for the benefit of remaining shareholders.

The Fund may, from time to time, waive the Early Repurchase Fee in the following circumstances (subject to the conditions described below):

●	in the event that a Shareholder’s Shares are repurchased because the shareholder has failed to hold 100 or more Shares;

●	due to trade or operational error; or

●	repurchases of Shares submitted by discretionary model portfolio management programs (and similar arrangements) as approved by the Fund.

Notwithstanding the above, the Early Repurchase Fee waiver may not be honored at the discretion of the Adviser if it is not operationally feasible.

You may tender all of the Shares that you own. If you are a participant in the Fund’s distribution reinvestment plan and tender Shares that you own, it will impact your participation in the distribution reinvestment plan. See “Distribution Reinvestment Plan.”

There is no minimum number of Shares that must be tendered before the Fund will honor repurchase requests. However, the Fund’s Board sets for each repurchase offer a maximum percentage of Shares that may be repurchased by the Fund, which is currently expected to be 5% of the Fund’s outstanding Shares (either by number of shares or aggregate NAV). In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional Shares up to a maximum amount of 2% of the outstanding Shares of the Fund. If the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if shareholders tender an amount of Shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the Shares (in the aggregate across all share classes) tendered on a pro rata basis.

If any Shares that you wish to tender to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer and resubmit a new repurchase request, and your repurchase request will not be given any priority over other shareholders’ requests. Thus, there is a risk that the Fund may not purchase all of the Shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some shareholders may tender more Shares than they wish to have repurchased in a particular quarter, increasing the likelihood of proration.

The Fund may suspend or postpone a repurchase offer in limited circumstances set forth in Rule 23c-3 under the 1940 Act, as described below, but only with the approval of a majority of the Trustees, including a majority of the Independent Trustees. The Fund may suspend or postpone a repurchase offer only: (1) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Code; (2) for any period during which the NYSE or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (3) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (4) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

The majority of the Fund’s assets will consist of instruments that cannot generally be readily liquidated without impacting the Fund’s ability to realize full value upon their disposition. Additionally, to the extent the Fund seeks to participate in a repurchase program of any portfolio company in which the Fund invests, the amount that the Fund tenders in such repurchase offers may not be fully accepted by the portfolio company, which may affect the Fund’s liquidity. In order to provide potential liquidity for share repurchases, the Fund intends to generally maintain under normal circumstances an allocation to liquid assets, including bonds, syndicated loans, cash, cash equivalents or other liquid investments. The Fund may fund repurchase requests from sources other than net investment income, including the sale of assets, borrowings, return of capital or offering proceeds.

A Shareholder who tenders for repurchase only a portion of his Shares in the Fund will be required to maintain a minimum account balance of 100 Shares. If a Shareholder tenders a portion of his Shares and the repurchase of that portion would cause the Shareholder’s account balance to fall below this required minimum of 100 Shares, the Fund reserves the right to repurchase all of such Shareholder’s outstanding Shares at the repurchase price in effect on the date the Fund determines that the shareholder has failed to meet the minimum balance. Minimum account repurchases will apply even in the event that the failure to meet the minimum balance is caused solely by a decline in the Fund’s NAV.

Payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Fund’s investment-related expenses as a result of higher portfolio turnover rates. The Adviser intends to take measures, subject to policies as may be established by the Board, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of Shares.

CERTAIN ERISA CONSIDERATIONS

Employee benefit plans and other plans and entities that are subject to Title I of ERISA and/or Section 4975 of the Code, including corporate savings and 401(k) plans, IRAs and “Keogh” plans (each, a “Benefit Plan”) may purchase Shares. ERISA and the Code impose certain general and specific responsibilities on persons who are fiduciaries with respect to a Benefit Plan, including prudence, diversification, prohibited transactions and other standards. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of any Benefit Plan investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, none of the Fund or the Adviser will be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any Benefit Plan that becomes a Shareholder, solely as a result of the Benefit Plan’s investment in the Fund.

The provisions of ERISA and Section 4975 of the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult their legal advisers regarding the consequences under ERISA of an investment in the Fund through a Benefit Plan.

DISTRIBUTIONS

The Fund intends to elect to be treated, and to operate in a manner so as to qualify for its initial taxable year and each taxable year thereafter, as a RIC under Subchapter M of the Code, however, no guarantee or assurances can be provided. To qualify and remain eligible for the special tax treatment accorded to RICs under the Code, the Fund is required to distribute at least 90% of its “investment company taxable income” (as such term is defined in the Code, which generally is the Fund’s net ordinary taxable income and recognized net short-term capital gain in excess of recognized net long-term capital loss) to Shareholders in each taxable year. For any distribution, the Fund will calculate each Shareholder’s specific distribution amount for the period using record and declaration dates. From time to time, the Fund may also pay special interim distributions in the form of cash or Shares at the discretion of the Board.

The Fund cannot guarantee that it will make distributions. The Fund may finance its cash distributions to Shareholders from any sources of funds available to the Fund, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets (including fund investments), non-capital gains proceeds from the sale of assets (including fund investments), dividends or other distributions paid to the Fund on account of portfolio investments by the Fund and expense reimbursements from the Adviser. The Fund has not established limits on the amount of funds the Fund may use from available sources to make distributions. The repayment of any amounts owed to the Adviser or its affiliates will reduce future distributions to which you would otherwise be entitled.

Each year a statement on IRS Form 1099-DIV (or successor form), identifying the character (e.g., as ordinary dividend income, qualified dividend income or long-term capital gain) of the distributions, will be mailed to Shareholders subject to IRS reporting. The Fund’s distributions may exceed the Fund’s earnings, especially during the period before the Fund has substantially invested the proceeds from this offering. As a result, a portion of the distributions the Fund makes may represent a return of capital for U.S. federal tax purposes. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from the Fund’s investment activities and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to the Adviser. See “Material U.S. Federal Income Tax Considerations” for more information. There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.

Shareholders will automatically have all distributions reinvested in Shares of the Fund issued by the Fund in accordance with the Fund’s dividend reinvestment plan unless an election is made to receive cash. See “Dividend Reinvestment Plan.”

DIVIDEND REINVESTMENT PLAN

The Fund will operate under a DRIP administered by the Transfer Agent. Pursuant to the DRIP, the Fund’s distributions, net of any applicable U.S. or other applicable withholding tax, are reinvested in the same class of Shares of the Fund. The Fund expects to coordinate distribution payment dates so that the same NAV that is used for the daily closing date immediately preceding such distribution payment date will be used to calculate the purchase NAV for purchasers under the DRIP. Shares issued pursuant to the DRIP will have the same voting rights as the Fund’s Shares acquired by subscription to the Fund.

Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the plan on behalf of such participating Shareholder. A Shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to the Transfer Agent. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by the Transfer Agent 10 days prior to the record date of the distribution or the Shareholder will receive such distribution in Shares through the DRIP. Under the DRIP, the Fund’s distributions to Shareholders are automatically reinvested in full and fractional Shares as described below.

When the Fund declares a distribution, the Transfer Agent, on the Shareholder’s behalf, will receive additional authorized Shares from the Fund either newly issued or repurchased from Shareholders by the Fund and held as treasury stock. The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund’s NAV per Share for the relevant class of Shares.

The Transfer Agent will maintain all Shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. The Transfer Agent will hold Shares in the account of the Shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those Shares purchased pursuant to the DRIP. The Transfer Agent will distribute all proxy solicitation materials, if any, to participating Shareholders.

In the case of Shareholders, such as banks, brokers or nominees, that hold Shares for others who are beneficial owners participating under the DRIP, the Transfer Agent will administer the DRIP on the basis of the number of Shares certified from time to time by the record Shareholder as representing the total amount of Shares registered in the Shareholder’s name and held for the account of beneficial owners participating under the DRIP.

Neither the Transfer Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRIP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of their death or with respect to prices at which Shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of dividends will not relieve participants of any tax that may be payable (or required to be withheld) on such dividends. For additional discussion regarding the tax implications of participation in the DRIP, see “Material U.S. Federal Income Tax Considerations.” The Fund may elect to make non-cash distributions to Shareholders. Such distributions are not subject to the DRIP, and all Shareholders, regardless of whether or not they are participants in the DRIP, will receive such distributions in additional Shares of the Fund.

The Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants with regard to purchases under the DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.

All correspondence concerning the DRIP should be directed to Eldridge Dynamic Income Fund c/o Ultimus, at P.O. Box 46707, Cincinnati, OH 45246 (regular mail) or 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 (overnight mail). Certain transactions can be performed by calling the toll free number [__________].

DESCRIPTION OF SHARES

The Fund is a Delaware statutory trust formed on September 5, 2025. The Fund currently offers three classes of Shares: Class S Shares, Class D Shares and Class I Shares. The Fund has applied for an exemptive order from the SEC that will permit the Fund to offer multiple classes of shares with different asset-based distribution and/or shareholder servicing fees and early withdrawal fees, as applicable. An investment in any Share class of the Fund represents an investment in the same assets of the Fund. However, the minimum investment amounts and ongoing fees and expenses for each Share class are expected to be different. The estimated fees and expenses for each class of Shares of the Fund are set forth in “Summary of Fees and Expenses.”

Shares of each class of the Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, distribution, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of Shares bears any class-specific expenses; and (c) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and shall have exclusive voting rights on any matter submitted to shareholders that relates solely to that class.

Any additional offerings of classes of Shares will require approval by the Board. Any additional offering of classes of Shares will also be subject to the requirements of the 1940 Act, which provides that such Shares may not be issued at a price below the then-current net asset value, except in connection with an offering to existing holders of Shares or with the consent of a majority of the Fund’s common shareholders.

Prior to the public offering of the Shares, an affiliate of the Adviser, contributed $100 million of illiquid credit investments, and certain other unaffiliated investors may purchase Shares of the Fund prior to the public offering pursuant to private placements exempt from registration under the Securities Act (together, the “Initial Capitalization”). Following the Initial Capitalization, such investors will own 100% of the outstanding Class I Shares (such Shares, the “Initial Capitalization Shares”). The affiliates of the Adviser intend to hold their Initial Capitalization Shares for at least three years after the effective date of the Fund’s registration statement. The Fund has invested and will continue to invest the proceeds from the Initial Capitalization in a portfolio of illiquid credit investments in accordance with the Fund’s investment objective and guidelines as described in this Prospectus. A list of investments contributed in the Initial Capitalization as of the date of this Prospectus is provided in Appendix A. Following the three-year period, any withdrawal of the Eldridge Initial Capitalization would be effected through participation in the repurchase offers.

The following table shows the amounts of Shares that have been authorized and outstanding as of June 1, 2026:

Share Class	Amount Authorized	Amount Outstanding
Class S Shares	Unlimited	None
Class D Shares	Unlimited	None
Class I Shares	Unlimited	7,100,000

There is currently no market for the Shares, and the Fund does not expect that a market for the Shares will develop in the foreseeable future.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

An investor in the Fund will be a Shareholder of the Fund and their rights in the Fund will be established and governed by the Declaration of Trust. A prospective investor and their advisers should carefully review the Declaration of Trust as each Shareholder will agree to be bound by its terms and conditions. The following is a summary description of additional items and of select provisions of the Declaration of Trust that may not be described elsewhere in this Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the Declaration of Trust.

Shareholders; Additional Classes of Shares

Persons who purchase Shares will be Shareholders of the Fund. The Adviser and/or its affiliates may invest in the Fund as a Shareholder.

In addition, to the extent permitted by the 1940 Act and subject to the Fund’s expected exemptive relief from the SEC, the Fund reserves the right to issue additional classes of shares in the future subject to fees, charges, repurchase rights, and other characteristics different from those of the Shares offered in this Prospectus.

Each Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. All classes of Shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights.

Anti-Takeover and Other Provisions

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to change the composition of the Board or convert the Fund to open-end status. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office (i) at any meeting of Shareholders by a vote of not less than two-thirds of the outstanding voting Shares or (ii) with or without cause at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective. The Trustees may also fill vacancies caused by enlargement of their number or by the death, resignation or removal of a Trustee. The Declaration of Trust requires the affirmative vote of not less than seventy-five percent (75%) of the Shares of the Fund to approve, adopt or authorize an amendment to the Declaration of Trust that makes the Shares a “redeemable security” as that term is defined in the 1940 Act, unless such amendment has been approved by a majority of the Trustees then in office, in which case approval by the vote of a majority of the outstanding voting securities, as defined in the 1940 Act, is required, notwithstanding any provisions of the By-Laws. Upon the adoption of a proposal to convert the Fund from a “closed-end company” to an “open-end company”, as those terms are defined by the 1940 Act, and the necessary amendments to the Declaration of Trust to permit such a conversion of the Fund’s outstanding Shares entitled to vote, the Fund shall, upon complying with any requirements of the 1940 Act and state law, become an “open-end” investment company. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Shares otherwise required by law, or any agreement between the Fund and any national securities exchange.

Limitation of Liability; Indemnification

The Declaration of Trust provides that the Trustees and former Trustees of the Board and officers and former officers of the Fund shall not be liable to the Fund or any of the Shareholders except for their own willful misfeasance (within the meaning of Section 17(h) of the 1940 Act), bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office or as otherwise required by applicable law, and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust also contains provisions for the indemnification, to the extent permitted by law, of the Trustees and former Trustees of the Board and officers and former officers of the Fund (as well as certain other related parties) by the Fund (but not by the Shareholders individually) against any liability and expense to which any of them may be liable that arise in connection with the performance of their activities on behalf of the Fund. Persons extending credit to, contracting with or having any claim against the Fund shall look only to the assets of the Fund for payment under such credit, contract or claim, and neither the Shareholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. The rights of indemnification and exculpation provided under the Declaration of Trust shall not be construed so as to limit liability or provide for indemnification of the Trustees and former Trustees of the Board, officers and former officers of the Fund, and the other persons entitled to such indemnification for any liability (including liability under applicable federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification or limitation on liability would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Declaration of Trust to the fullest extent permitted by law.

Derivative Actions, Direct Actions and Exclusive Jurisdiction

The Declaration of Trust provides that a Shareholder may bring a derivative action on behalf of the Fund only if the following conditions are met: (i) the Shareholder or Shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed; (ii) unless a demand is not required under (i) above, Shareholders eligible to bring such derivative action under the Delaware Statutory Trust Act (the “DSTA”) who hold at least ten percent (10%) of the outstanding Shares of the Fund or ten percent (10%) of the outstanding Shares of the Series or class to which such action relates, shall join in the request for the Trustees to commence such action; (iii) unless a demand is not required under (i), the Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim (the Trustees may retain counsel or other advisers in considering the merits of the request and Shareholders making such request must reimburse the Fund for the expense of any such adviser if the Trustees determine not to take action); (iv) the Board may designate a committee of one Trustee to consider a Shareholder demand if necessary to create a committee with a majority of Trustees who do not have a personal financial interest in the transaction at issue; and (v) any decision by the Trustees to bring, maintain, or compromise (or not to bring, maintain, or compromise) such court action, proceeding or claim, or to submit the matter to a vote of Shareholders, shall be made by the Trustees in good faith and shall be binding upon the Shareholders. A Shareholder may only bring a derivative action if Shareholders owning not less than ten percent (10%) of the then outstanding Shares of the Fund or such series or class joins in the bringing of such court action, proceeding or claim. Notwithstanding the foregoing, however, if one or more of these provisions is found to violate the U.S. federal securities law, including, without limitation, the 1940 Act, then such provision shall not apply to any claims asserted under such U.S. federal securities law.

Further, to the fullest extent permitted by Delaware law, shareholders may not bring direct actions against the Fund and/or the Trustees, except to enforce their rights to vote or certain rights to distributions or books and records under the DSTA, in which case a Shareholder bringing such direct action must hold in the aggregate at least 10% of the Fund’s outstanding Shares (or at least 10% of the class to which the action relates) to join in the bringing of such direct action. Notwithstanding the foregoing, however, if one or more of these provisions is found to violate the U.S. federal securities law, including, without limitation, the 1940 Act, then such provision shall not apply to any claims asserted under such U.S. federal securities law.

Under the Declaration of Trust, actions by Shareholders against the Fund asserting a claim governed by Delaware law or the Fund’s organizational documents must be brought in the Court of Chancery of the State of Delaware or any other court in the State of Delaware with subject matter jurisdiction. Shareholders also waive the right to jury trial to the fullest extent permitted by law. This exclusive jurisdiction provision may make it more expensive for a Shareholder to bring a suit. Notwithstanding the foregoing, however, if one or more of these provisions is found to violate the U.S. federal securities law, including, without limitation, the 1940 Act, then such provision shall not apply to any claims asserted under such U.S. federal securities law.

Amendment of the Declaration of Trust

The Declaration of Trust may generally be amended, in whole or in part, with the approval of a majority of the Board (including a majority of the Independent Trustees, if required by the 1940 Act) and without the approval of the Shareholders unless the approval of Shareholders is required under the 1940 Act or such an amendment would limit Shareholder rights, as discussed in the Declaration of Trust.

Term, Dissolution, and Liquidation

Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the classes of Shares of the Fund in accordance with the respective rights of such classes.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain material U.S. federal income tax considerations applicable to the Fund, its qualification and taxation as a RIC for U.S. federal income tax purposes under Subchapter M of the Code and the acquisition, ownership, and disposition of the Shares.

This discussion does not purport to be a complete description of the tax considerations applicable to the Fund or its Shareholders. In particular, this discussion does not address certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including without limitation tax-exempt organizations, banks and other financial institutions, insurance companies, Shareholders that are treated as partnerships for U.S. federal income tax purposes, dealers in securities, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, pension plans and trusts, financial institutions, persons that hold the Shares as part of a straddle or a hedging or conversion transaction, REITs, RICs, U.S. persons with a functional currency other than the U.S. dollar, persons who have ceased to be U.S. citizens or to be taxed as residents of the United States, controlled foreign corporations (“CFCs”), and passive foreign investment companies (“PFICs”). This discussion does not discuss any aspects of U.S. estate or gift tax or non-U.S., state or local tax nor does it discuss the special treatment under U.S. federal income tax laws that could result if the Fund invests in tax-exempt securities or certain other investment assets or realizes such income through investments in entities that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships), or are otherwise treated as disregarded from the Fund for U.S. federal income tax purposes. This discussion is limited to Shareholders that hold the Shares as capital assets (within the meaning of the Code), and does not address owners of a Shareholder. This discussion is based upon the Code, the U.S. Treasury regulations promulgated thereunder, published rulings and court decisions, each as of the date of this Prospectus and all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion. The Fund has not sought, and will not seek any ruling from the IRS regarding any matter discussed herein, and this discussion is not binding on the IRS. Accordingly, there can be no assurance that the IRS would not assert, and that a court would not sustain, a position contrary to any of the tax consequences discussed herein.

For purposes of this discussion, a “U.S. Shareholder” is a beneficial owner of the Shares that is for U.S. federal income tax purposes:

●	an individual who is a citizen or resident of the United States;

●	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

●	a trust, if a court within the United States has primary supervision over its administration and one or more U.S. persons (as defined in the Code) have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a domestic trust for U.S. federal income tax purposes; or

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

For purposes of this discussion, a “Non-U.S. Shareholder” is a beneficial owner of Shares that is not a U.S. Shareholder and not a partnership or other entity or arrangement treated as a partnership for U.S. federal income tax purposes.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds the Shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Prospective beneficial owners of the Shares that are partnerships or partners in such partnerships should consult their own tax advisors with respect to the acquisition, ownership and disposition of the Shares.

Tax matters are complicated and the tax consequences to a Shareholder of an investment in the Shares will depend on the facts of such Shareholder’s particular situation. Shareholders are strongly encouraged to consult their own tax advisor regarding the tax consequences of the acquisition, ownership and disposition (including by reason of a repurchase) of the Shares, and the effect of state, local and non-U.S. tax laws.

Election to be Taxed as a Regulated Investment Company

The Fund intends to elect to be treated, and to operate in a manner so as to qualify for its initial taxable year and each taxable year thereafter, as a RIC under the Code, however, no guarantee or assurances can be provided. The Fund intends to make an election to be treated as an association taxable as a corporation for U.S. federal income tax purposes in order to make a valid RIC election. As a RIC, the Fund generally will not pay corporate-level U.S. federal income taxes on its investment company taxable income and “net capital gain” (which generally is the Fund’s net long-term capital gain in excess of net short-term capital loss) that the Fund timely distributes (or is deemed to timely distribute) to its Shareholders. Instead, dividends the Fund distributes (or is deemed to timely distribute) to Shareholders generally will be taxable to Shareholders, and any net operating losses, foreign tax credits and most other tax attributes generally will not pass through to Shareholders. The Fund will be subject to U.S. federal corporate-level income tax on any undistributed income and gains. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, the Fund must distribute to its Shareholders, for each taxable year, at least 90% of its investment company taxable income (which generally is the Fund’s net ordinary income plus the excess, if any, of its net short-term capital gains in excess of its net long-term capital losses) determined without regard to the dividends paid deduction (the “Annual Distribution Requirement”) for any taxable year. The following discussion assumes that the Fund qualifies as a RIC (unless the context clearly indicates otherwise).

Qualification and Taxation as a RIC

If the Fund (1) qualifies as a RIC and (2) satisfies the Annual Distribution Requirement, then the Fund will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain that the Fund timely distributes (or is deemed to timely distribute) to Shareholders. The Fund will be subject to U.S. federal income tax at the corporate tax rate on any of its income or capital gains not distributed (or deemed distributed) to its Shareholders.

If the Fund fails to distribute in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding years (to the extent that income tax was not imposed on such amounts) less certain over-distributions in prior years (together, the “Excise Tax Distribution Requirements”), the Fund will be subject to a 4% nondeductible federal excise tax on the portion of the undistributed amounts of such income that are less than the amounts required to be distributed based on the Excise Tax Distribution Requirements. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year end (or earlier if estimated taxes are paid). In order to meet the Excise Tax Distribution Requirement for a particular year, the Fund will need to receive certain information with respect to its investments, which it may not timely receive, in which case the Fund will need to estimate the amount of distributions it needs to make to meet the Excise Tax Distribution Requirement. If the Fund underestimates that amount, it will be subject to the excise tax. In addition, the Fund may choose to retain its net capital gains or any investment company taxable income, and pay the associated U.S. federal corporate income tax, including the U.S. federal excise tax, thereon. In either event described in the preceding two sentences, the Fund will only pay the excise tax on the amount by which the Fund does not meet the Excise Tax Distribution Requirements.

To qualify as a RIC, the Fund generally must, among other things:

●	have in effect an election to be treated and qualify as a registered management company under the 1940 Act at all times during each taxable year;

●	derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, or (ii) net income derived from an interest in a qualified publicly traded partnership (“QPTP”) (collectively, the “90% Gross Income Test”); and

●	diversify its holdings so that at the end of each quarter of the taxable year:

○	at least 50% of the value of its assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities that, with respect to any issuer, do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of that issuer; and

○	no more than 25% of the value of its assets is invested in the securities, other than U.S. government securities or securities of other RICs, of (i) one issuer, (ii) or of two or more issuers that are controlled, as determined under the Code, by the Fund and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more QPTPs (collectively, the “Diversification Tests”).

The Fund may hold investments, either directly or indirectly, that require income to be included in the Fund’s investment company taxable income in a year prior to the year in which the Fund actually receives a corresponding amount of cash in respect of such income. For example, if the Fund holds corporate stock with respect to which Section 305 of the Code requires inclusion in income of amounts of deemed dividends even if no cash distribution is made, the Fund must include in its taxable income in each year the full amount of its applicable share of these deemed dividends. Additionally, if the Fund holds debt obligations that are treated under applicable U.S. federal income tax rules as having original issue discount (“OID”) (such as debt instruments with “payment in kind” or PIK interest or, in certain cases, that have increasing interest rates or are issued with warrants), the Fund must include in its taxable income in each year a portion of the OID that accrues over the life of the obligation, regardless of whether the Fund receives cash representing such income in the same taxable year. The Fund may also have to include in its taxable income other amounts that it has not yet received in cash but has been allocated taxable income to it by its investments, including as described below under the heading “Non-U.S. Investments, including PFICs and CFCs” and in certain situations where the Fund owns, directly or indirectly, an interest in a partnership that does not have a Section 754 election in effect. See “The Fund’s Investments” below for more detail.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If the Fund’s deductible expenses in a given year exceed its investment company taxable income, the Fund could have a net operating loss for that year. A RIC is not able to offset its investment company taxable income with net operating losses on either a carryforward or carryback basis, and net operating losses generally will not pass through to Shareholders. In addition, deductible expenses may be used only to offset investment company taxable income, and may not be used to offset net capital gain. A RIC may not use any net capital losses (i.e., realized capital losses in excess of realized capital gains) to offset its investment company taxable income, but may carry forward those losses, and use them to offset future capital gains, indefinitely. Further, a RIC’s deduction of net business interest expense is limited to 30% of its “adjusted taxable income” plus “floor plan financing interest expense.” It is not expected that any portion of any underwriting or similar fee will be deductible for U.S. federal income tax purposes to the Fund or the Shareholders. Due to these limits on the deductibility of expenses, net capital losses and business interest expenses, the Fund may, for U.S. federal income tax purposes, have aggregate taxable income for several years that the Fund is required to distribute and that is taxable to Shareholders even if this income is greater than the aggregate net income the Fund actually earned during those years.

In order to enable the Fund to make distributions to Shareholders that will be sufficient to enable the Fund to satisfy the Annual Distribution Requirement and the Excise Tax Distribution Requirements, the Fund may need to liquidate or sell some of its assets at times or at prices that the Fund would not consider advantageous, the Fund may need to raise additional equity or debt capital, the Fund may need to take out loans, or the Fund may need to forego new investment opportunities or otherwise take actions that are disadvantageous to the Fund’s business (or be unable to take actions that may be otherwise advantageous to its business). Even if the Fund is authorized to borrow and to sell assets in order to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements, under the 1940 Act, the Fund generally is not permitted to make distributions to Shareholders while its debt obligations and senior securities are outstanding unless certain “asset coverage” tests or other financial covenants are met. If the Fund is unable to obtain cash from other sources to enable the Fund to satisfy the Annual Distribution Requirement, the Fund may fail to qualify for the U.S. federal income tax benefits applicable to RICs and, thus, become subject to corporate-level U.S. federal income tax on all of its net income (and any applicable state and local taxes).

An entity that is properly classified as a partnership, rather than an association or publicly traded partnership taxable as a corporation, is generally not itself subject to U.S. federal income tax. Instead, each partner of the partnership must take into account its distributive share of the partnership’s income, gains, losses, deductions and credits (including all such items allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year, without regard to whether such partner has received or will receive corresponding cash distributions from the partnership. For the purpose of determining whether the Fund satisfies the 90% Gross Income Test and the Diversification Tests, the character of the Fund’s distributive share of items of income, gain, losses, deductions and credits derived through any investments in companies that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships) or are otherwise treated as disregarded from the Fund for U.S. federal income tax purposes, generally will be determined as if the Fund realized these tax items directly. In order to meet the 90% Gross Income Test, the Fund may structure its investments in a way that could increase the taxes imposed thereon or in respect thereof. For example, the Fund may hold such investments through a subsidiary that is a U.S. or non-U.S. corporation (or other entity treated as such for U.S. tax purposes). In such a case, any income from such investments should not adversely affect the Fund’s ability to meet the 90% Gross Income Test, although such income may be subject to U.S. or non-U.S. tax depending on the circumstances, which the Fund would indirectly bear through its ownership of such subsidiary corporation.

Further, for purposes of calculating the value of the Fund’s investment in the securities of an issuer for purposes of determining the 25% requirement of the Diversification Tests, the Fund’s proper proportion of any investment in the securities of that issuer that are held by a member of the Fund’s “controlled group” must be aggregated with the Fund’s investment in that issuer. A controlled group is one or more chains of corporations connected through stock ownership with the Fund if (i) at least 20% of the total combined voting power of all classes of voting stock of each of the corporations is owned directly by one or more of the other corporations, and (ii) the Fund directly owns at least 20% or more of the combined voting stock of at least one of the other corporations.

If the Fund utilizes leverage through the issuance of preferred shares or borrowings, it may be restricted by certain covenants with respect to the declaration of, and payment of, dividends on common shares in certain circumstances. Limits on the Fund’s payments of dividends on common shares may prevent the Fund from meeting the distribution requirements described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make distributions, although no assurance can be provided that the Fund will be successful in avoiding such restrictions.

Failure to Qualify as a RIC

If the Fund fails to qualify for treatment as a RIC in any taxable year and is not eligible for relief provisions, the Fund would be subject to U.S. federal income tax on all of its taxable income at the regular corporate U.S. federal income tax rate and would be subject to any applicable state and local taxes, regardless of whether the Fund makes any distributions to Shareholders and the Fund would not be able to deduct distributions to its Shareholders. Any distributions the Fund makes, to the extent paid from the Fund’s current or accumulated earnings and profits, generally would be taxable to Shareholders as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the preferential rates applicable to the qualified dividend income of individual and other non-corporate U.S. Shareholders. Subject to certain limitations under the Code, U.S. Shareholders that are corporations for U.S. federal income tax purposes would be eligible for the dividends received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the Shareholder’s adjusted tax basis in their Shares, and any remaining distributions would be treated as capital gain.

If the Fund, otherwise qualifying as a RIC, fails to satisfy the 90% Gross Income Test for any taxable year or the Diversification Tests for any quarter of a taxable year, the Fund may continue to be taxed as a RIC for the relevant taxable year if certain relief provisions of the Code apply (which might, among other things, require the Fund to pay certain corporate-level U.S. federal income taxes or to dispose of certain assets). If the Fund fails to qualify as a RIC for more than two consecutive taxable years and then seeks to re-qualify as a RIC, the Fund would generally be required to recognize gain to the extent of any unrealized appreciation in its assets unless the Fund elects to pay U.S. corporate income tax on any such unrealized appreciation during the succeeding 5-year period.

The remainder of this discussion assumes that the Fund qualifies as a RIC for each taxable year.

The Fund’s Investments

Certain of the Fund’s investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (i) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (ii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iv) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is subject to additional limitations), (v) cause the Fund to recognize income or gain without receipt of a corresponding cash payment, (vi) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vii) adversely alter the characterization of certain complex financial transactions and (viii) produce income that will not be qualifying income for purposes of the 90% Gross Income Test. These rules could therefore affect the amount, timing and character of distributions to Shareholders. The Fund intends to monitor its transactions and may make certain tax elections in order to mitigate the effects of these provisions; however, no assurance can be given that the Fund will be eligible for any such tax elections or that any elections it makes will fully mitigate the effects of these provisions.

Investments in Pass-Through Entities

Unless otherwise indicated, references in this discussion to the Fund’s investments, activities, income, gain and loss, include both the activities, income, gain and loss of the Fund, as well as those indirectly attributable to the Fund as a result of the Fund’s investment in any entity that is properly classified as a partnership or disregarded entity for U.S. federal income tax purposes (and not as an association or publicly traded partnership taxable as a corporation for U.S. federal income tax purposes).

An entity treated as a partnership for U.S. federal income tax purposes in which the Fund invests may face financial difficulties that could require the Fund to work out, modify or otherwise restructure its investment in such entity. Any such transaction could, depending upon the specific terms of the transaction, cause the Fund to recognize taxable income without a corresponding receipt of cash, which could affect its ability to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements or result in unusable capital losses and future non-cash income. Any such transaction could also result in the Fund receiving assets that give rise to non-qualifying income for purposes of the 90% Gross Income Test.

Securities and other financial assets

Gain or loss recognized by the Fund from securities and other financial assets acquired by it, as well as any loss attributable to the lapse of options, warrants, or other financial assets taxed as options generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term depending on how long the Fund held the particular security or other financial asset.

Original Issue Discount

For U.S. federal income tax purposes, the Fund may be required to recognize taxable income in circumstances in which it does not receive a corresponding payment in cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having OID (such as zero-coupon securities, debt obligations with PIK interest, contingent payments or, in certain cases, increasing interest rates or debt obligations that were issued with warrants), the Fund must include in income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any OID will be included in the Fund’s investment company taxable income for the year of the accrual, the Fund may be required to make a distribution to Shareholders in order to satisfy the Annual Distribution Requirement, even though the Fund will not have received any corresponding cash amount. As a result, the Fund may have difficulty meeting the Annual Distribution Requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code and the Excise Tax Distribution Requirements.

Market Discount

In general, the Fund will be treated as having acquired a debt obligation with market discount if its stated redemption price at maturity (or, in the case of a security issued with OID, its adjusted issued price) exceeds the Fund’s initial tax basis in the security by more than a statutory de minimis amount. The Fund will be required to treat any principal payments on, or any gain derived from the disposition of, any debt obligations acquired with market discount as ordinary income to the extent of the accrued market discount, unless the Fund makes an election to accrue market discount on a current basis. If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a market discount security may be deferred until the Fund sells or otherwise disposes of such security.

Non-Investment Grade Instruments

The Fund will invest in non-investment grade debt obligations, such as those that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable.

Equity Investments

The Fund may hold certain securities that are treated as equity interests in a corporation for U.S. federal income tax purposes, such as preferred stock with redemption or repayment premiums or, possibly, equity in a PFIC (as further described below in “—Non-U.S. Investments, Including PFICs and CFCs”). Adjustments to the conversion ratios of convertible stock and the existence of redemption premiums may give rise to deemed dividend income without the Fund receiving any cash, which could complicate the Fund’s ability to satisfy the Annual Distribution Requirement and Excise Tax Distribution Requirements.

Non-U.S. Investments, including PFICs and CFCs

The Fund’s investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. Shareholders generally will not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by the Fund.

If the Fund purchases shares in a PFIC, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if the Fund distributes such income as a taxable dividend to Shareholders. Additional charges in the nature of interest generally will be imposed on the Fund in respect of deferred taxes arising from any such excess distribution or gain. If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Fund will be required to include in gross income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Any inclusions in the Fund’s gross income resulting from the QEF election will be considered qualifying income for the purposes of the 90% Gross Income Test either if (i) there is a current distribution out of the earnings and profits of the PFIC that are attributable to such income inclusion or (ii) such inclusions are derived with respect to the Fund’s business of investing in stock, securities, or currencies. Alternatively, the Fund may elect to mark-to-market at the end of each taxable year its shares in such PFIC, in which case, the Fund will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in its income. Under either election, the Fund may be required to recognize in any year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether the Fund satisfies the Excise Tax Distribution Requirements. See “—Qualification and Taxation as a RIC” above.

In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. shareholders. A “U.S. shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined value or voting power of all classes of shares of a corporation. If the Fund is a U.S. shareholder in a foreign corporation that is treated as a CFC, the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to the Fund’s pro rata share of the foreign corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the foreign corporation makes an actual distribution during such year. If the Fund is treated as receiving such a deemed distribution from a CFC, the Fund will be required to include such distribution in its investment company taxable income regardless of whether the Fund receives any actual distributions from such CFC, and the Fund must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Distribution Requirement. Income inclusions from a foreign corporation that is a CFC are generally “good income” for purposes of the 90% Gross Income Test either if (i) there is a current distribution out of the earnings and profits of the CFC that are attributable to such income inclusion or (ii) such inclusions are derived with respect to the Fund’s business of investing in stock, securities, or currencies.

Non-U.S. Currency

The Fund’s functional currency for U.S. federal income tax purposes is the U.S. dollar. The Fund may be required to treat gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income, expenses or other liabilities denominated in a currency other than the U.S. dollar and the time it actually collects such income or pays such expenses or liabilities as ordinary income or loss. Similarly, gains or losses on certain foreign currency forward contracts, the disposition of debt instruments denominated in a foreign currency and other financial transactions denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, may also be treated as ordinary income or loss.

Taxation of U.S. Shareholders

The following discussion generally describes certain material U.S. federal income tax consequences of an investment in the Fund’s Shares for beneficial owners that are U.S. Shareholders (as defined above). If you are not a U.S. Shareholder, this section does not apply to you. Whether an investment in the Fund is appropriate for a U.S. Shareholder will depend upon that person’s particular circumstances. An investment in the Fund by a U.S. Shareholder may have adverse tax consequences. U.S. Shareholders should consult their own tax advisors about the tax consequences of investing in the Fund.

Distributions on, and Sale or Other Disposition of, Shares

Distributions by the Fund generally are taxable to U.S. Shareholders as ordinary income or capital gains. Distributions of the Fund’s investment company taxable income, determined without regard to the deduction for dividends paid, will be taxable as ordinary income to U.S. Shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional Shares. To the extent such distributions the Fund pays to non-corporate U.S. Shareholders are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally are taxable to U.S. Shareholders at the preferential rates applicable to long-term capital gains. Given the investment strategies of the Fund, it is not expected that a significant portion of the Fund’s distributions will be eligible for this preferential treatment. Distributions of the Fund’s net capital gains that are properly reported by the Fund as “capital gain dividends” will be taxable to a U.S. Shareholder as long-term capital gains that are generally taxable at reduced rates in the case of non-corporate taxpayers, regardless of the U.S. Shareholder’s holding period for their Shares and regardless of whether such distribution is paid in cash or reinvested in additional Shares. Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. Shareholder’s adjusted tax basis in such U.S. Shareholder’s Shares and, after the adjusted tax basis is reduced to zero, will constitute gain from a sale or exchange of the Shares.

The Fund generally expects to make distributions in cash but retains the discretionary ability to make distributions of securities in kind. U.S. Shareholders should consult their own tax advisors as to the possibility of the Fund distributing securities in kind, and the specific tax consequences of owning and disposing any securities actually distributed in kind by the Fund.

The Fund may retain some or all of its realized net long-term capital gain in excess of net short-term capital loss and designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, the Fund will pay tax on the retained amount and each Shareholder will be required to include its share of the deemed distribution in the Shareholder’s income as if it had been actually distributed to the Shareholder, and such Shareholder will be entitled to claim a credit equal to its allocable share of the tax paid thereon by the Fund. The amount of tax that individual Shareholders will be treated as having paid and for which they will receive a credit may exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. Shareholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a U.S. Shareholder’s liability for U.S. federal income tax. A U.S. Shareholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form to claim a refund with respect to the allocable share of the taxes that the Fund has paid. For U.S. federal income tax purposes, the tax basis of Shares owned by a Shareholder will be increased by an amount equal to the excess of the amount of undistributed capital gains included in the Shareholder’s gross income over the tax deemed paid by the Shareholder as described in this paragraph. To utilize such deemed distribution approach, the Fund must provide written notice to Shareholders on or prior to the expiration of 60 days after the close of the relevant taxable year. The Fund cannot treat any of its investment company taxable income as a “deemed distribution.” The Fund may also make actual distributions to Shareholders of some or all of its net capital gain.

A portion of the Fund’s ordinary income dividends paid to corporate U.S. Shareholders may, if the distributions consist of qualifying distributions received by the Fund and certain other conditions are met, qualify for the 50% dividends received deduction to the extent that the Fund has received dividends from certain corporations during the taxable year, but only to the extent these ordinary income dividends are treated as paid out of earnings and profits of the Fund. The Fund expects only a small portion of the Fund’s dividends to qualify for this deduction. A corporate U.S. Shareholder may be required to reduce its basis in their Shares with respect to certain “extraordinary dividends,” as defined in Section 1059 of the Code. Corporate U.S. Shareholders should consult their own tax advisors in determining the application of these rules in their particular circumstances.

U.S. Shareholders who have not “opted-out” of the Fund’s DRIP will have their cash distributions net of any applicable U.S. federal (or other applicable) withholding tax (including any amounts withheld for which a refund is available by filing a U.S. federal income tax return) automatically reinvested in additional Shares, rather than receiving cash distributions. Any distributions reinvested under the plan will nevertheless remain taxable to U.S. Shareholders. A U.S. Shareholder will have an initial cost basis in the additional Shares purchased through the DRIP equal to the dollar amount that would have been received if the U.S. Shareholder had received the distribution in cash, unless the Fund were to issue new Shares that are trading at or above net asset value, in which case, the U.S. Shareholder’s basis in the new Shares would generally be equal to their fair market value. The additional Shares will have a new holding period commencing on the day following the day on which the Shares are credited to the U.S. Shareholder’s account.

A “publicly offered regulated investment company” or “publicly offered RIC” is a RIC whose shares are either (i) continuously offered pursuant to a public offering within the meaning of Section 4 of the 1933 Act, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. While the Fund generally expects to qualify as a publicly offered RIC, if the Fund does not qualify as a publicly offered RIC for any period, a non-corporate shareholder’s allocable portion of the Fund’s affected expenses, including any management fees or incentive fees, will be treated as an additional distribution to the shareholder and the affected expense will be treated as having been incurred by the shareholder and will be treated as miscellaneous itemized deductions that are deductible only to the extent permitted by applicable law. Under current law, such expenses will not be deductible by any such shareholder. Assuming the Fund qualifies as a publicly offered RIC, in addition to the Fund’s DRIP, the Fund may choose to pay a portion of a distribution in Shares rather than cash. In order for the distribution to qualify for the Annual Distribution Requirement, the distribution must be payable at the election of each Shareholder in cash or Shares (or a combination of the two), but may have a “cash cap” that limits the total amount of cash paid to not less than 20% of the entire distribution. If Shareholders in the aggregate elect to receive an amount of cash greater than the Fund’s cash cap, then each Shareholder who elected to receive cash will receive a pro rata share of the cash and the rest of their distribution in Shares. The value of the portion of the distribution made in Shares will be equal to the amount of cash for which the Shares is substituted, and the Fund’s U.S. Shareholders will be subject to tax on such amount as though they had received cash.

For purposes of determining (i) whether the Annual Distribution Requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, a U.S. Shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to Shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Fund’s Shareholders on December 31 of the year in which the dividend was declared.

As soon as practicable after the end of each calendar year, the Fund (or an applicable financial intermediary) will generally provide a statement on IRS Form 1099-DIV (or successor form), identifying the amount and character (e.g., ordinary dividend income, qualified dividend income, long-term capital gain) of the distributions includable in U.S. Shareholders’ taxable income for such year. Distributions may also be subject to additional state, local and non-U.S. taxes depending on a U.S. Shareholder’s particular situation.

A U.S. Shareholder generally will recognize taxable gain or loss if the U.S. Shareholder sells or otherwise disposes of their Shares. The amount of gain or loss will be measured by the difference between a U.S. Shareholder’s adjusted tax basis in the Shares sold, redeemed or otherwise disposed of and the amount realized. Any gain or loss arising from such sale or other disposition generally will be treated as long-term capital gain or loss if the U.S. Shareholder held the Shares for more than one year. Otherwise, such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale, repurchase or other disposition of the Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Shares.

In general, U.S. Shareholders that are individuals or other non-corporate taxpayers (e.g., trusts or estates) are taxed at preferential rates on their net capital gain. Such rates are lower than the maximum rate on ordinary income currently payable by such taxpayers. Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain and ordinary income at the same rate. An individual or other non-corporate U.S. Shareholder with a net capital loss for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against its ordinary income each year and any net capital loss of a non-corporate U.S. Shareholder in excess of $3,000 generally may be carried forward and used in subsequent years. Corporate U.S. Shareholders generally may not deduct any amount of net capital loss against ordinary income, but may carry back such losses for three years or carry forward such losses for five years.

Certain distributions reported by the Fund as Section 163(j) interest dividends may be eligible to be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income. There can be no assurance that the Fund will report any distributions as Section 163(j) interest dividends.

If a person acquires Shares shortly before the record date of a distribution, the price of the Shares may include the value of the distribution, and the person will be subject to tax on the distribution even though economically it may represent a return of the person’s investment in such Shares.

Income from Repurchases of Shares

In General. A U.S. Shareholder that participates in a repurchase of Shares will, depending on such U.S. Shareholder’s particular circumstances, and as set forth further under “—Sale or Exchange Treatment” and “—Distribution Treatment”, below, be treated either as realizing gain or loss from the disposition of their Shares or as receiving a distribution from the Fund with respect to their Shares. Depending on which of these two treatments applies, a U.S. Shareholder’s realized gain or income is calculated differently.

Sale or Exchange Treatment. In general, the tender and repurchase of Shares by the Fund should be treated as a sale or exchange of the Shares by a U.S. Shareholder if the receipt of cash:

●	results in a “complete termination” of such U.S. Shareholder’s ownership of Shares;

●	results in a “substantially disproportionate” redemption with respect to such U.S. Shareholder; or

●	is “not essentially equivalent to a dividend” with respect to the U.S. Shareholder.

In applying each of the tests described above, a U.S. Shareholder must take account of Shares that such U.S. Shareholder constructively owns under detailed attribution rules set forth in the Code, which generally treat the U.S. Shareholder as owning Shares owned by certain related individuals and entities, and Shares that the U.S. Shareholder has the right to acquire by exercise of an option, warrant or right of conversion. U.S. Shareholders should consult their tax advisors regarding the application of the constructive ownership rules to their particular circumstances.

A sale of Shares pursuant to a repurchase of Shares by the Fund generally will result in a “complete termination” if either (i) the U.S. Shareholder owns no Shares in the Fund, either actually or constructively, after the Shares are sold pursuant to a repurchase, or (ii) the U.S. Shareholder does not directly own any Shares immediately after the sale of Shares pursuant to a repurchase and, with respect to Shares constructively owned, is eligible to waive, and effectively waives, constructive ownership of all such Shares. U.S. Shareholders wishing to satisfy the “complete termination” test through waiver of attribution should consult their tax advisors.

A sale of Shares pursuant to a repurchase of Shares by the Fund will result in a “substantially disproportionate” redemption with respect to a U.S. Shareholder if the percentage of the then outstanding Shares actually and constructively owned by such U.S. Shareholder immediately after the sale is less than 80% of the percentage of the Shares actually and constructively owned by such U.S. Shareholder immediately before the sale. If a sale of Shares pursuant to a repurchase fails to satisfy the “substantially disproportionate” test, the U.S. Shareholder may nonetheless satisfy the “not essentially equivalent to a dividend” test.

A sale of Shares pursuant to a repurchase of Shares by the Fund will satisfy the “not essentially equivalent to a dividend” test if it results in a “meaningful reduction” of the U.S. Shareholder’s proportionate interest in the Fund. A sale of Shares that actually reduces the percentage of the outstanding Shares owned by such Shareholder would likely be treated as a “meaningful reduction” even if the percentage reduction is relatively minor, provided that the U.S. Shareholder’s relative interest in Shares is minimal (e.g., less than 1%) and the U.S. Shareholder does not exercise any control over or participate in the management of the Fund’s corporate affairs. Any person that has an ownership position that allows some exercise of control over or participation in the management of corporate affairs will not satisfy the meaningful reduction test unless that person’s ability to exercise control over or participate in management of corporate affairs is materially reduced or eliminated.

Substantially contemporaneous dispositions or acquisitions of Shares by a U.S. Shareholder or a related person that are part of a plan viewed as an integrated transaction with a repurchase of Shares may be taken into account in determining whether any of the tests described above are satisfied.

If a U.S. Shareholder satisfies any of the tests described above, the U.S. Shareholder will recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and such U.S. Shareholder’s tax basis in the repurchased Shares. Any such gain or loss will generally be capital gain or loss and will be long-term capital gain or loss if the holding period of the Shares exceeds one year as of the date of the repurchase. Specified limitations apply to the deductibility of capital losses by U.S. Shareholders. However, if a U.S. Shareholder’s tendered and repurchased Shares have previously paid a long-term capital gain distribution (including, for this purpose, amounts credited as an undistributed capital gain) and such Shares were held for six months or less, any loss realized will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

Distribution Treatment. If a U.S. Shareholder does not satisfy any of the tests described above, and therefore does not qualify for sale or exchange treatment, the U.S. Shareholder will be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the U.S. Shareholder’s tax basis in the relevant Shares. The amount of any distribution in excess of the Fund’s current and accumulated earnings and profits would be treated as a non-taxable return of investment to the extent, generally, of the U.S. Shareholder’s basis in the Shares remaining. If the portion not treated as a dividend exceeds the U.S. Shareholder’s basis in the Shares remaining, any such excess will be treated as capital gain from the sale or exchange of the remaining Shares. Any such gain will be capital gain and will be long-term capital gain if the holding period of the Shares exceeds one year as of the date of the exchange. If the tendering U.S. Shareholder’s tax basis in the Shares tendered and repurchased exceeds the total of any dividend and return of capital distribution with respect to those Shares, the excess amount of basis from the tendered and repurchased Shares will be reallocated pro rata among the bases of such U.S. Shareholder’s remaining Shares.

If the sale of Shares pursuant to a repurchase of Shares by the Fund is treated as a dividend to a U.S. Shareholder rather than as a sale or exchange, the other Shareholders, including any non-tendering Shareholders, could be deemed to have received a taxable stock distribution if such Shareholder’s interest in the Fund increases as a result of the repurchase. This deemed distribution would be treated as a dividend to the extent of current or accumulated earnings and profits allocable to it. A proportionate increase in a U.S. Shareholder’s interest in the Fund will not be treated as a taxable distribution of Shares if the distribution qualifies as an isolated redemption of Shares. All Shareholders should consult their tax advisors about the possibility of deemed distributions resulting from a repurchase of Shares by the Fund.

Net Investment Income Tax

Individual and other non-corporate U.S. Shareholders (other than certain trusts) are subject to an additional 3.8% surtax on the lesser of (i) the U.S. Shareholder’s “net investment income” for the taxable year and (ii) the excess of the U.S. Shareholder’s modified adjusted gross income for the taxable year over an applicable dollar threshold. In the case of an individual, this threshold is $200,000 (or $250,000 in the case of married individuals filing a joint U.S. federal income tax return). In the case of a trust or estate, this threshold is the dollar amount at which the highest U.S. federal income tax bracket applicable to trusts and estates begins for such taxable year. For these purposes, “net investment income” generally includes taxable distributions and deemed distributions paid with respect to Shares, and net gain attributable to the disposition of Shares (in each case, unless the Shares are held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to these distributions or this net gain.

Backup Withholding

The Fund or other applicable withholding agent may be required to withhold U.S. federal income tax (“backup withholding”) at the applicable rate from all distributions and repurchase proceeds payable to U.S. Shareholders who fail to provide their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain U.S. Shareholders generally are exempt from such backup withholding. Any amount withheld under the backup withholding rules is not an additional tax and is generally allowed as a credit against the U.S. Shareholder’s U.S. federal income tax liability and could entitle such Shareholder to a refund, provided the required information is timely furnished to the IRS.

Tax Shelter Reporting Regulations

If a U.S. Shareholder recognizes a loss with respect to Shares in excess of $2 million or more (in the case of an individual or other non-corporate U.S. Shareholder) or $10 million or more (in the case of a corporate U.S. Shareholder) in any single taxable year, such U.S. Shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of “portfolio securities” in many cases are excepted from this reporting requirement, but, under current guidance, equity owners of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Tax-Exempt Investors

Amounts of income realized by the Fund that would be treated as unrelated business taxable income (“UBTI”) if realized by a tax-exempt Shareholder directly generally will not be attributed to the Fund’s tax-exempt Shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a tax-exempt Shareholder could realize UBTI by virtue of its investment in Shares if such tax-exempt Shareholder borrows to acquire their Shares. Furthermore, a tax-exempt Shareholder may recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in REMIC residual interests or taxable mortgage pools.

Taxation of Non-U.S. Shareholders

The following discussion generally describes certain material U.S. federal income tax consequences for Non-U.S. Shareholders. Whether an investment in the Fund is appropriate for a Non-U.S. Shareholder will depend upon that person’s particular circumstances and an investment in the Fund may have adverse tax consequences for a Non-U.S. Shareholder as compared to a direct investment in the assets in which the Fund will invest. Additionally, the tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable income tax treaty may differ from those described herein. Non-U.S. Shareholders should consult their own tax advisors about the U.S. federal income and withholding tax, and state, local and non-U.S. tax consequences of an investment in the Fund, including applicable tax reporting requirements.

Distributions paid to Non-U.S. Shareholders (other than U.S.-source interest income and recognized net short-term capital gains in excess of recognized long-term capital losses, which generally will be free of withholding as discussed in the following paragraph) generally will be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder. If the distributions are effectively connected with a U.S. trade or business of a Non-U.S. Shareholder, and, if required by an applicable income tax treaty, attributable to a permanent establishment in the United States, the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. Shareholders, and the Fund will generally not be required to withhold U.S. federal tax if the Non-U.S. Shareholder complies with applicable certification and disclosure requirements.

Properly designated dividends received by a Non-U.S. Shareholder are generally exempt from U.S. federal withholding tax when they are paid in (i) respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income), or (ii) connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over its net long-term capital loss for such taxable year). In order to qualify for these exemptions from withholding, a Non-U.S. Shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an applicable IRS Form W-8 or an acceptable substitute or successor form). In certain circumstances, it may not be possible to determine whether withholding is required on a particular distribution at the time the distribution is made, in which case the Fund may withhold from the distribution, and the Non-U.S. Shareholder may be required to file a U.S. federal income tax return in order to obtain a refund of any excess withholding (and the amount of any withholding would not be treated as reinvested pursuant to the DRIP). In the case of Shares held through an intermediary, the intermediary may withhold U.S. federal income tax even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. Shareholders should contact their tax advisors and intermediaries with respect to the application of these rules to their accounts.

Actual or deemed distributions of the Fund’s net capital gains to a Non-U.S. Shareholder, and gains recognized by a Non-U.S. Shareholder upon the sale or other disposition of Shares, generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. Shareholder in the United States,) or, in the case of an individual, the Non-U.S. Shareholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met. In the case of a repurchase of Shares by the Fund, a Non-U.S. Shareholder generally will not be subject to on the proceeds if such repurchase qualifies for sale or exchange treatment as discussed above under “—Taxation of U.S. Shareholders—Income from Repurchases of Shares—Sale or Exchange Treatment,” or if such repurchase is treated as a distribution in excess of current and accumulated earnings and profits. If such repurchase does not qualify for sale or exchange treatment and is treated as a distribution paid from the Fund’s current or accumulated earnings and profits, then the Fund will be required to withhold from the proceeds of such repurchase in accordance with the rules applicable to withholding from dividends discussed above.

If the Fund distributes its net capital gain in the form of deemed rather than actual distributions, a Non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the Non-U.S. Shareholder’s allocable share of the corporate-level tax the Fund pays on the amount of net capital gain deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

For corporate Non-U.S. Shareholders, distributions and gains recognized upon the sale or other disposition of Shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A Non-U.S. Shareholder may be subject to information reporting and backup withholding of U.S. federal income tax on distributions unless the Non-U.S. Shareholder provides the Fund (or other applicable withholding agent) with an applicable IRS Form W-8 (or an acceptable substitute or successor form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Shareholder or otherwise establishes an exemption from backup withholding.

Additional Withholding Requirements

Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% U.S. federal withholding tax may apply to any dividends that the Fund pays to (i) a “foreign financial institution” (as specifically defined in the Code), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its “United States account” holders and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each such substantial U.S. owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. In addition, foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Prospective investors should consult their own tax advisors regarding FATCA and whether it may be relevant to their ownership and disposition of Shares.

Other Taxation

Shareholders may be subject to state, local and non-U.S. taxes on their distributions from the Fund. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

ALL SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE U.S. FEDERAL INCOME AND WITHHOLDING TAX CONSEQUENCES, AND STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES, OF AN INVESTMENT IN THE SHARES.

CUSTODIANS

U.S. Bank Trust Company, National Association serves as the custodian of the assets of the Fund and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the 1940 Act and the rules thereunder and U.S. Bank National Association serves as the custodian of the documents of the Fund (each, a “Custodian”). Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the applicable Custodian or U.S. or non-U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of such custodian.

U.S. Bank Trust Company, National Association’s principal business address is 8 Greenway Plaza, Suite 1100, Houston, TX 77046. U.S. Bank National Association’s principal business address is 1719 Otis Way, Florence, SC 29501.

ADMINISTRATION AND ACCOUNTING SERVICES

The Fund has entered into an Administration Agreement with Ultimus under which the Administrator performs certain administration and accounting services for the Fund, including, among other things: customary fund accounting services, including computing the Fund’s NAVs and maintaining books, records and other documents relating to the Fund’s financial and portfolio transactions, and customary fund administration services, including assisting the Fund with regulatory filings, tax compliance and other oversight activities. In consideration for these services, the Fund pays the Administrator tiered fees based on the average managed net asset value of the Fund, subject to a minimum annual fee, as well as certain other fixed, per-account or transactional fees. The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund.

The Administrator’s principal business address is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

COMPLIANCE SERVICES

The Fund has entered into a Compliance Services Consulting Agreement with Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of the Administrator, under which NLCS provides compliance services to the Fund, including the provision of a Chief Compliance Officer and additional compliance support personnel.

In consideration for these services, the Fund compensates NLCS and reimburses certain of its out-of-pocket expenses pursuant to the Compliance Services Consulting Agreement. The compliance services fees are paid to NLCS out of the assets of the Fund and therefore decrease the net profits or increase the net losses of the Fund.

NLCS’ principal business address is 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022.

TRANSFER AGENT AND DIVIDEND PAYING AGENT

Ultimus, whose principal business address is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, serves as the Fund’s transfer agent and dividend paying agent with respect to the Shares.

FISCAL YEAR; REPORTS TO SHAREHOLDERS

The Fund’s fiscal year is the 12-month period ending on December 31. The Fund’s taxable year is the 12-month period ending on December 31.

The Fund will transmit to Shareholders an audited annual report and an unaudited semi-annual report within 60 days after the close of the reporting period for which the report is being made, or as otherwise required by the 1940 Act.

The Fund will furnish to certain U.S. Shareholders as soon as practicable after the end of each taxable year information on Form 1099-DIV to assist such Shareholders in preparing their tax returns.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[       ] serves as the independent registered public accounting firm of the Fund. Its principal business address is [       ].

LEGAL COUNSEL

Simpson Thacher & Bartlett LLP, 900 G Street, N.W., Washington, DC 20001, serves as legal counsel to the Fund. Richards, Layton & Finger, P.A., One Rodney Square, 920 North King Street, Wilmington, DE 19801, serves as special Delaware counsel to the Fund. No attorney-client relationship exists, however, between Simpson Thacher & Bartlett LLP, or Richards, Layton & Finger, P.A., and any other person solely by reason of such other person investing in the Fund.

APPENDIX A – List of Investments

The following table sets forth certain unaudited information as of [   ], [2026] for each investment in which the Fund had an investment. Percentages shown for class of securities held by the Fund represent percentage of the class owned and do not necessarily represent voting ownership or economic ownership.

The Adviser, as the Fund’s valuation designee, approved the valuation of the Fund’s investment portfolio, as of [   ], at fair value as determined in good faith using a consistently applied valuation process in accordance with the Fund’s documented valuation policy that has been reviewed and approved by the Board. For more information relating to the Fund’s investments, see the Fund’s financial statements included elsewhere in this Prospectus.

Name	Strategy	Acquisition Date	Cost Basis	Fair Value

A-1

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. The Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION

SUBJECT TO COMPLETION, DATED JULY 16, 2026

ELDRIDGE DYNAMIC INCOME FUND

Class S Shares

Class D Shares

Class I Shares

[   ]

Eldridge Dynamic Income Fund (the “Fund”) is a non-diversified, closed-end management investment company with limited operating history. The Fund operates as an interval fund. This Statement of Additional Information (“SAI”) relating to the Shares does not constitute a prospectus, but should be read in conjunction with the Prospectus relating thereto dated [   ]. This SAI, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing Shares, and investors should obtain and read the Prospectus prior to purchasing such Shares. A copy of the Prospectus and the Financial Statements, including the Independent Registered Public Accounting Firm’s Report, may be obtained without charge by calling [   ], by writing to the Fund c/o Ultimus Fund Solutions, LLC at P.O. Box 46707, Cincinnati, OH 45246 (regular mail), or 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 (overnight mail) or by visiting [ .com]. You may also obtain a copy of the Prospectus on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

References to the Investment Company Act of 1940, as amended (the “1940 Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the SEC, SEC staff or other authority.

i

ADDITIONAL INVESTMENT POLICIES

The investment objective and the principal investment strategies of the Fund, as well as the principal risks associated with such investment strategies, are set forth in the Prospectus. The following disclosure supplements the disclosure set forth under the captions “Investment Objective and Strategy” and “Risks” in the Prospectus and does not, by itself, present a complete or accurate explanation of the matters discussed. Prospective investors also should refer to “Investment Objective and Strategy” and “Risks” in the Prospectus for a complete presentation of the matters disclosed below.

Fundamental Policies

The following restrictions are the Fund’s only fundamental policies—that is, policies that cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (a “1940 Act Vote”). For the purposes of the foregoing, a “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. The other policies and investment restrictions are not fundamental policies of the Fund and may be changed by the Fund’s Board without shareholder approval and on prior notice to Shareholders. If a percentage restriction set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. Under its fundamental restrictions:

1.	Underwriting: The Fund may engage in the business of underwriting the securities of other issuers to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2.	Lending: The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3.	Senior Securities: The Fund may issue senior securities or borrow money to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4.	Real Estate: The Fund may purchase or sell real estate to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5.	Commodities: The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6.	Concentration: Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry or group of industries.

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The Fund has also adopted the following fundamental policies, effective as of the effective date of this registration statement, with respect to repurchase offers:

●	On a quarterly basis, the Fund will make an offer to repurchase a designated percentage of the outstanding Shares from Shareholders (a “Repurchase Offer”), pursuant to Rule 23c-3 under the 1940 Act.

●	The Fund will repurchase shares that are tendered by a specific date (the “Repurchase Request Deadline”). Each Repurchase Request Deadline will be determined in accordance with Rule 23c-3, as may be amended from time to time. Currently, Rule 23c-3 requires the repurchase request deadline to be no less than 21 and no more than 42 days after the Fund sends a notification to shareholders of the Repurchase Offer.

●	Each Repurchase Pricing Date (as defined in Rule 23c-3) will be determined in accordance with Rule 23c-3, as may be amended from time to time. Currently, Rule 23c-3 requires the Repurchase Pricing Date to be no later than the 14th day after a Repurchase Request Deadline, or the next business day if the 14th day is not a business day.

The following notations are not considered to be part of the Fund’s fundamental restrictions and are subject to change without shareholder approval.

With respect to the fundamental policy relating to underwriting set forth above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the Securities Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the Securities Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the Securities Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act.

With respect to the fundamental policy relating to lending set forth above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) The Fund also will be permitted by this policy to make loans of money, including to other funds. The policy above will be interpreted not to prevent the Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth above, “senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

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With respect to the fundamental policy relating to borrowing money set forth above, the 1940 Act requires the Fund to maintain at all times an asset coverage of at least 300% of the amount of its borrowings. For the purpose of borrowing money, “asset coverage” means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments may be considered to be borrowings and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowings under the 1940 Act, such as the purchasing of securities on a when-issued or delayed delivery basis, entering into reverse repurchase agreements, credit default swaps or futures contracts, engaging in short sales and writing options on portfolio securities, so long as the Fund complies with an applicable exemption in Rule 18f-4. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period. The policy above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to real estate set forth above, the 1940 Act does not prohibit a fund from owning real estate. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. The policy above will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or REIT securities.

With respect to the fundamental policy relating to commodities set forth above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). If the Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth above, the 1940 Act does not define what constitutes “concentration” in an industry or groups of industries. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy above will be interpreted to refer to concentration as that term may be interpreted from time to time. In addition, the term industry will be interpreted to include a related group of industries. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities (including, for the avoidance of doubt, U.S. agency mortgage-backed securities); securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry.

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With respect to the Fund’s industry classifications, the Fund may utilize any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the Adviser. As of the date of this SAI, industry or group of industries is defined to mean those companies that are assigned the same sub-industry classification under the Global Industry Classification Standard (GICS). In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, the Adviser may classify an issuer accordingly. Accordingly, the composition of an industry or group of industries may change from time to time. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries.

The Fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Non-Fundamental Policies

The Fund’s investment objective is non-fundamental and may be changed with the approval of the Fund’s Board upon 60 days’ prior notice to Shareholders.

INVESTMENT PRACTICES, TECHNIQUES AND RISKS

The following information supplements the discussion of the Fund’s investment objective, policies, techniques and risks that are described in the Prospectus. The Fund may invest in the following instruments and use the following investment techniques, subject to any limitations set forth in the Prospectus. There is no guarantee the Fund will buy all of the types of securities or use any or all of the investment techniques described herein.

Cash Equivalents and Short-Term Debt Securities. For temporary defensive purposes, the Fund may invest up to 100% of its assets in cash equivalents and short-term debt securities. Short-term debt securities are defined to include, without limitation, the following:

●	U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association, the securities of which are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, the securities of which are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, the securities of which are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, the securities of which are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

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●	Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

●	Repurchase agreements, which involve purchases of debt securities.

●	Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Liquid Assets. To manage the liquidity of its investment portfolio, the Fund also invests a portion of its assets in liquid assets, including, but not limited to, a portfolio of short-term debt securities, money market securities, cash and/or cash equivalents. The Fund may invest in other liquid fixed income securities and other credit instruments from time to time.

Yield and Ratings Risk. The yields on debt obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, S&P and Fitch represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by the Fund, a rated security may cease to be rated. The Adviser will consider such an event in determining whether the Fund should continue to hold the security.

U.S. Debt Securities Risk. The Fund may have exposure to debt securities indirectly through investment vehicles. U.S. debt securities generally involve lower levels of credit risk than other types of fixed income securities of similar maturities, although, as a result, the yields available from U.S. debt securities are generally lower than the yields available from such other securities. Like other fixed income securities, the values of U.S. debt securities change as interest rates fluctuate. Any downgrades by rating agencies could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase borrowing costs generally. These events could have significant adverse effects on the economy generally and could result in significant adverse impacts on securities issuers and the Fund. The Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio.

Corporate Bonds Risk. The Fund may have exposure to corporate bonds indirectly through investment vehicles. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. Certain risks associated with investments in corporate bonds are described elsewhere in the Prospectus in further detail, including under “—Fixed-Income Securities Risks—Credit Risk,” “—Fixed-Income Securities Risks—Interest Rate Risk,” and “—Fixed-Income Securities Risks—Prepayment Risk.” There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments. Corporate bonds of below investment grade quality are subject to the risks described herein under “—Non-Investment Grade Securities Risk.”

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Non-Investment Grade Securities Risk. The Fund will have exposure to non-investment grade securities, such as securities rated below investment grade or unrated securities judged to be of comparable quality, directly or indirectly through investment vehicles. The Fund will invest in securities that are rated, at the time of investment, below investment grade quality (rated Ba/BB or below), or that are unrated and judged to be of comparable quality by the Adviser, which are commonly referred to as “high yield” or “junk” bonds and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high yield bonds are not perceived to be as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

Non-investment grade securities, though often high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for non-investment grade securities may be less liquid than that for higher rated securities. Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s NAV. Because of the substantial risks associated with investments in non-investment grade securities, an investor could lose money on its investment in the Fund, both in the short-term and the long-term.

The prices of fixed-income securities generally are inversely related to interest rate changes; however, non-investment grade securities historically have been somewhat less sensitive to interest rate changes than higher quality securities of comparable maturity because credit quality is also a significant factor in the valuation of non-investment grade securities. On the other hand, an increased rate environment results in increased borrowing costs generally, which may impair the credit quality of non-investment-grade issuers and thus have a more significant effect on the value of some non-investment grade securities. In addition, the current shift towards a lower rate environment has expanded the historic universe of buyers of lower grade securities as traditional investment grade oriented investors have been forced to accept more risk in order to maintain income. If rates rise, these recent entrants to the low-grade securities market may exit the market and reduce demand for lower grade securities, potentially resulting in greater price volatility.

The ratings of Moody’s, S&P, Fitch and other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Fund invests in non-investment grade securities that have not been rated by a rating agency, the Fund’s ability to achieve its investment objective will be more dependent on the Adviser’s credit analysis than would be the case when the Fund invests in rated securities.

The Fund may invest in securities rated in the lower rating categories (rated as low as D, or unrated but judged to be of comparable quality by the Adviser). For these securities, the risks associated with non-investment grade instruments are more pronounced.

Bank Loans Risk. The Fund may have exposure to bank loans indirectly through investment vehicles. The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. These investments are subject to both interest rate risk and credit risk, and the risk of non-payment of scheduled interest or principal. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower.

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PIK Instruments Risks. The Fund’s investments can be expected to include original issue discount and payment-in-kind instruments.

To the extent that the Fund invests in original issue discount or payment-in-kind (“PIK”) instruments and the accretion of original issue discount or PIK interest income constitutes a portion of the Fund’s income, the Fund will be exposed to risks associated with the requirement to include such non-cash income in taxable and accounting income prior to receipt of cash, including the following:

●	the higher interest rates on PIK instruments reflect the payment deferral and increased credit risk associated with these instruments, and PIK instruments generally represent a significantly higher credit risk than coupon loans;

●	original issue discount and PIK instruments may have unreliable valuations because the accruals require judgments about collectability of the deferred payments and the value of any associated collateral;

●	an election to defer PIK interest payments by adding them to the principal on such instruments increases the Fund’s future investment income which increases the Fund’s net assets and, as such, increases the Adviser’s future management fees which, thus, increases the Adviser’s future incentive fees at a compounding rate;

●	market prices of PIK instruments and other zero coupon instruments are affected to a greater extent by interest rate changes, and may be more volatile than instruments that pay interest periodically in cash. While PIK instruments are usually less volatile than zero coupon debt instruments, PIK instruments are generally more volatile than cash pay securities;

●	the deferral of PIK interest on an instrument increases the loan-to-value ratio, which is a measure of the riskiness of a loan, with respect to such instrument;

●	even if the conditions for income accrual under US GAAP are satisfied, a borrower could still default when actual payment is due upon the maturity of such loan;

●	the required recognition of original issue discount or PIK interest for U.S. federal income tax purposes may have a negative impact on liquidity, as it represents a non-cash component of the Fund’s investment company taxable income that may require cash distributions to Shareholders in order to maintain the Fund’s ability to qualify for taxation as a RIC; and

●	original issue discount may create a risk of non-refundable cash payments to the Fund based on non-cash accruals that may never be realized.

Nature of Private Equity Investments. Private equity securities generally represent the most junior position within an issuer’s capital structure and are therefore subject to the greatest risk of loss. Targeted returns will reflect the assumed level of risk, but there can be no assurance that the Fund will be adequately compensated for risks taken. The Fund would not typically receive interim cash dividends or other distributions on its investments during its holding period but would realize its entire return upon eventual redemption or sale. The timing of ultimate realization is highly uncertain, as there can be no assurance that the issuer will be able to generate sufficient cash to redeem them, and these securities will have no readily available market for liquidity. As a result, the holding period for these securities could be lengthy.

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Equity Securities. Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities and warrants. This may include the equity securities of private equity sponsors. Common stocks and preferred stocks represent shares of ownership in a corporation. Preferred stocks usually have specific dividends and rank after bonds and before common stock in claims on assets of the corporation should it be dissolved. Increases and decreases in earnings are usually reflected in a corporation’s stock price. Convertible securities are debt or preferred equity securities convertible into common stock. Usually, convertible securities pay dividends or interest at rates higher than common stock, but lower than other securities. Convertible securities usually participate to some extent in the appreciation or depreciation of the underlying stock into which they are convertible.

Preferred securities, which are a form of hybrid security (i.e., a security with both debt and equity characteristics), may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board and after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. Preferred shareholders may have certain rights if distributions are not paid but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid. Generally, preferred shareholders have no voting rights with respect to the issuer unless distributions to preferred shareholders have not been paid for a stated period, at which time the preferred shareholders may elect a number of Trustees to the issuer’s board. Generally, once all the distributions have been paid to preferred shareholders, the preferred shareholders no longer have voting rights.

Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities. The Fund could lose the value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrant’s or right’s expiration date. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.

ETFs and Other Exchange-Traded Investment Vehicles. The Fund may invest, subject to applicable regulatory limits, in the securities of ETFs and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (collectively, “exchange-traded investment vehicles”). When investing in the securities of exchange-traded investment vehicles, the Fund will be indirectly exposed to all the risks of the portfolio securities or other financial instruments they hold. The performance of an exchange-traded investment vehicle will be reduced by transaction and other expenses, including fees paid by the exchange-traded investment vehicle to service providers. ETFs are investment companies that are registered as open-end management companies or unit investment trusts. The limits that apply to the Fund’s investment in securities of other investment companies generally apply also to the Fund’s investment in securities of ETFs.

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Shares of exchange-traded investment vehicles are listed and traded in the secondary market. Many exchange-traded investment vehicles are passively managed and seek to provide returns that track the price and yield performance of a particular index or otherwise provide exposure to an asset class (e.g., currencies or commodities). Although such exchange-traded investment vehicles may invest in other instruments, they largely hold the securities (e.g., common stocks) of the relevant index or financial instruments that provide exposure to the relevant asset class. The share price of an exchange-traded investment vehicle may not track its specified market index, if any, and may trade below its net asset value. An active secondary market in the shares of an exchange-traded investment vehicle may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions, or other reasons. There can be no assurance that the shares of an exchange-traded investment vehicle will continue to be listed on an active exchange.

Securities of Other Investment Companies. The Fund may invest, subject to applicable regulatory limits, in the securities of other investment companies, including open-end management companies, closed-end management companies (including BDCs) and unit investment trusts. The Fund also may invest in ETFs, as described in additional detail under “ETFs and Other Exchange-Traded Investment Vehicles” below. Under the 1940 Act, subject to the Fund’s own more restrictive limitations, if any, the Fund’s investment in securities issued by other investment companies, subject to certain exceptions, currently is limited to: (1) 3% of the total voting stock of any one investment company; (2) 5% of the Fund’s total assets with respect to any one investment company; and (3) 10% of the Fund’s total assets in the aggregate (such limits do not apply to investments in money market funds). Exemptions in the 1940 Act or the rules thereunder may allow the Fund to invest in another investment company in excess of these limits. In particular, Rule 12d1-4 under the 1940 Act allows the Fund to acquire the securities of another investment company, including ETFs, in excess of the limitations imposed by Section 12 of the 1940 Act, subject to certain limitations and conditions on the Fund and the Adviser, including limits on control and voting of acquired funds’ shares, evaluations and findings by the Adviser and limits on most three-tier fund structures.

When investing in the securities of other investment companies, the Fund will be indirectly exposed to all the risks of such investment companies’ portfolio securities. In addition, as a shareholder in an investment company, the Fund would indirectly bear its pro rata share of that investment company’s advisory fees and other operating expenses. Fees and expenses incurred indirectly by the Fund as a result of its investment in shares of one or more other investment companies generally are referred to as “acquired fund fees and expenses” and may appear as a separate line item in the Fund’s prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. In addition, the shares of closed-end management companies may involve the payment of substantial premiums above, while the sale of such securities may be made at substantial discounts from, the value of such issuer’s portfolio securities. Historically, shares of closed-end funds, including BDCs, have frequently traded at a discount to their net asset value, which discounts have, on occasion, been substantial and lasted for sustained periods of time.

Certain money market funds that operate in accordance with Rule 2a-7 under the 1940 Act float their NAV while others seek to reserve the value of investments at a stable NAV (typically $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed, and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee).

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Publicly Traded Equity Securities Risk. Stock markets are volatile, and the prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Although common stocks have historically generated higher average total returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly underperformed relative to fixed-income securities. Common stocks of companies that operate in certain sectors or industries tend to experience greater volatility than companies that operate in other sectors or industries or the broader equity markets. For example, publicly traded equity securities of private equity funds and private equity firms tend to experience greater volatility than other companies in the financial services industry and the broader equity markets. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. A common stock may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a particular common stock held by the Fund may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common equity securities in which the Fund may invest are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently more risky than preferred stock or debt instruments of such issuers.

Other Publicly Listed Securities. The Fund may make investments in publicly listed companies whose primary business is managing investments in private credit markets and in publicly traded vehicles whose primary purpose is to invest in or lend capital to privately held companies.

Publicly traded private credit markets investments generally involve publicly listed companies that pursue the business of private credit investing, including listed private credit companies, listed funds of funds, BDCs, special purpose acquisition companies (SPACs), alternative asset managers, holding companies, investment trusts, closed-end funds, financial institutions and other vehicles whose primary purpose is to invest in, lend capital to or provide services to privately held companies.

Publicly traded private credit markets funds are typically regulated vehicles listed on a public stock exchange that invest in private credit markets transactions or funds. Such vehicles may take the form of corporations, BDCs, unit trusts, publicly traded partnerships, or other structures, and may focus on mezzanine, infrastructure, buyout or venture capital investments.

Publicly traded private credit market investments may also include investments in publicly listed companies in connection with a privately negotiated financing or an attempt to exercise significant influence on the subject of the investment. Publicly traded private credit investments usually have an indefinite duration.

Publicly traded private credit market investments occupies a small portion of the private credit markets universe, including only a few professional investors who focus on and actively trade such investments. As a result, relatively little market research is performed on publicly traded private credit markets companies, only limited public data may be available regarding these companies and their underlying investments, and market pricing may significantly deviate from published net asset value. This can result in market inefficiencies and may offer opportunities to specialists that can value the underlying private credit markets investments.

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Publicly traded private credit markets investments are typically liquid and capable of being traded daily, in contrast to direct investments and private credit funds, in which capital is subject to lengthy holding periods. Accordingly, publicly traded private credit markets transactions are significantly easier to execute than other types of private credit markets investments, giving investors an opportunity to adjust the investment level of their portfolios more efficiently.

Derivative Investments Generally. Derivative securities and instruments, or “derivatives,” include instruments that are derived from and are valued in relation to one or more underlying securities or loans, financial benchmarks or indices. The Fund may utilize derivative instruments as described below under “Derivatives.” The risks associated with derivatives generally, including counterparty, correlation, illiquidity, leverage, and volatility risks, are described in further detail in that section. The following describes additional considerations applicable to certain derivative instruments that may be utilized by the Fund.

The Fund can invest in credit default swaps -- a contract between two parties that transfers the risk of loss if, for example, a company fails to pay principal or interest on time or files for bankruptcy. Generally, credit default swaps carry a number of risks, including but not limited to, high levels of leverage, the possibility that premiums are paid for credit default swaps which expire worthless, wide bid/offer spreads and documentation risks. In addition, there can be no assurance that the counterparty to a credit default swap will be able to fulfill its obligations to the Fund if an event triggering the transfer of risk or loss occurs. Further, the protection seller under a credit default swap could seek to avoid payment following such an (alleged) event by claiming that there is a lack of clarity in, or an alternative meaning of, language used in the contract.

Further, the Fund can enter into total return swaps, the returns from which depend largely upon changes in market value of a single specified asset or a portfolio of assets and provide a means of investing in such assets on a leveraged basis. The use of such leverage can provide significantly more market exposure to the reference assets than the money paid or deposited when the transaction is entered into. Accordingly, a relatively small adverse market movement might result in the loss of the entire investment and expose the Fund to the possibility of a loss exceeding the original amount of a particular investment. In addition, each such leveraged investment will also involve interest rate risk, to the extent that financing charges for such leveraged investment are based on a predetermined interest rate.

Hedging Policies/Risks. In connection with the acquisition, holding, financing, refinancing or disposition of certain investments, the Fund can (but is neither expected to nor under any obligation to), as determined by the Adviser in its sole discretion, employ hedging techniques designed to reduce the risks of adverse movements in commodity prices, interest rates, securities prices, currency exchange rates and other risks. The successful utilization of hedging and risk management transactions requires skills that are separate from the skills used in selecting and maintaining investments. While such transactions can reduce certain risks, such transactions themselves can entail certain other risks, including the possible bankruptcy, insolvency or default by the counterparty to the transaction and the illiquidity of the instrument acquired by the Fund relating thereto. Additionally, costs related to currency hedging arrangements will be borne by the Fund. Thus, while the Fund can benefit from the use of these hedging mechanisms, unanticipated changes in interest rates, securities prices or currency exchange rates can result in a poorer overall performance for the Fund than if it had not entered into such hedging transactions. It should be noted that (i) the Adviser can determine not to hedge against, or might not anticipate, certain risks, (ii) the portfolio will always be exposed to certain risks that cannot be hedged, such as certain credit risks (relating both to particular investments and counterparties and foreign exchange risk) and (iii) there could be differences between the valuation of hedging instruments held by the Fund and the related investment in respect of which the hedging instrument was acquired. There can be no assurance that any hedging transactions will be effective in mitigating risk in all market conditions or against all types of risk (including unidentified or unanticipated risks or where the Adviser does not regard the probability of the risk occurring to be sufficiently high as to justify the cost), thereby potentially resulting in losses to the Fund. Engaging in hedging transactions could result in a poorer overall performance for the Fund than if it had not engaged in any such hedging transaction, and the Adviser might not be able to effectively hedge against, or accurately anticipate, certain risks that could adversely affect the Fund’s investment portfolio. In addition, the Dodd-Frank Act could adversely impact an issuer’s ability to hedge risks associated with the Fund’s investments.

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Derivatives. A derivative is generally a financial contract the value of which depends on, or is derived from, changes in the value of one or more “reference instruments,” such as underlying assets (including securities), reference rates, indices or events. Derivatives may relate to stocks, bonds, credit, interest rates, commodities, currencies or currency exchange rates, or related indices. A derivative may also contain leverage to magnify the exposure to the reference instrument. Derivatives may be traded on organized exchanges and/or through clearing organizations, or in private transactions with other parties in the over-the-counter (“OTC”) market with a single dealer or a prime broker acting as an intermediary with respect to an executing dealer. Derivatives may be used for hedging purposes and non-hedging (or speculative) purposes. Some derivatives require one or more parties to post “margin,” which means that a party must deposit assets with, or for the benefit of, a third party, such as a futures commission merchant, in order to initiate and maintain the derivatives position.

Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives may involve fees, commissions, or other costs that may reduce the Fund’s gains or exacerbate losses from the derivatives. Certain aspects of the regulatory treatment of derivative instruments, including federal income tax, are currently unclear and may be affected by changes in legislation, regulations, or other legally binding authority.

There are risks that apply generally to derivatives transactions, including:

●	Correlation risk, which is the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure. There are a number of factors which may prevent a derivative instrument from achieving the desired correlation (or inverse correlation) with an underlying asset, rate or index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for such derivative instrument.

●	Counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy, or insolvency), or other reasons. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Counterparty risk is generally thought to be greater with OTC derivatives than with derivatives that are exchange traded or centrally cleared. However, derivatives that are traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations.

●	Credit risk, which is the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations.

●	Currency risk, which is the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

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●	Illiquidity risk, which is the risk that certain securities or instruments may be difficult or impossible to sell at the time or at the price desired by the counterparty in connection with payments of margin, collateral, or settlement payments. There can be no assurance that the Fund will be able to unwind or offset a derivative at its desired price, in a secondary market or otherwise. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

●	Index risk, which is if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below the price that the Fund paid for such derivative.

●	Legal risk, which is the risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

●	Leverage risk, which is the risk that the Fund’s derivatives transactions can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.

●	Market risk, which is the risk that changes in the value of one or more markets or changes with respect to the value of the underlying asset will adversely affect the value of a derivative. In the event of an adverse movement, the Fund may be required to pay substantial additional margin to maintain its position or the Fund’s returns may be adversely affected.

●	Operational risk, which is the risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.

●	Valuation risk, which is the risk that valuation sources for a derivative will not be readily available in the market. This is possible especially in times of market distress, since many market participants may be reluctant to purchase complex instruments or quote prices for them.

●	Volatility risk, which is the risk that the value of derivatives will fluctuate significantly within a short time period.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.

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The Fund relies on certain exemptions in Rule 18f-4 to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Under Rule 18f-4, “derivatives transactions” include the following: (1) any swap, security-based swap, futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; and (3) if the Fund relies on the exemption in Rule 18f-4(d)(1)(ii), reverse repurchase agreements and similar financing transactions. The Fund will rely on a separate exemption in Rule 18f-4(e) when entering into unfunded commitment agreements (e.g., capital commitments to invest in an issuer that can be drawn at the discretion of the issuer’s general partner). To rely on the unfunded commitment agreements exemption, the Fund must reasonably believe, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as they come due. The Fund will rely on another exemption in Rule 18f-4(f) when purchasing when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, if certain conditions are met. When the Fund enters into a secondary transaction to purchase interests, the Fund will treat the date of the transfer agreement to purchase the interest as the trade date for determining whether the purchase of the interest qualifies for the exemption for non-standard settlement cycle securities transactions.

The Fund operates as a “limited derivatives user” for purposes of the derivatives transactions exemption in Rule 18f-4. To qualify as a limited derivatives user, the Fund’s “derivatives exposure” is limited to 10% of its net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with Rule 18f-4). If the Fund fails to qualify as a “limited derivatives user” as defined in Rule 18f-4 and seeks to enter into derivatives transactions, the Fund will be required to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions.

Options. The Fund can buy or sell (“write”) both call options and put options, and when it writes options, it can do so on a “covered” or an “uncovered” basis. A call option is “covered” when the writer owns investments of the same class and amount as those to which the call option applies. A put option is covered when the writer has an open short position in investments of the same class and amount. The Fund’s option transactions could be part of a hedging strategy (i.e., offsetting the risk involved in another investment position) or a form of leverage, in which the Fund has the right to benefit from price movements in a large number of investments with a small commitment of capital. The foregoing activities involve risks that can be substantial, depending on the circumstances.

In general, without taking into account other positions or transactions the Fund could enter into, the principal risks involved in options trading can be described as follows: when the Fund buys an option, a decrease (or inadequate increase) in the price of the underlying investment in the case of a call, or an increase (or inadequate decrease) in the price of the underlying investment in the case of a put, could result in a total loss of the Fund’s investment in the option (including transaction costs). The Fund could mitigate those losses by selling short, or buying puts on, the investments for which it holds call options, or by taking a long position (e.g., by buying the investments or buying calls on them) in investments for which it holds put options.

When the Fund sells (“writes”) an option, the risk can be substantially greater than when it buys an option. The seller of an uncovered call option bears the risk of an increase in the market price of the underlying investment above the exercise price. The risk is theoretically unlimited unless the option is “covered.” The instruments necessary to satisfy the exercise of an uncovered call option could be unavailable for purchase, or only available at much higher prices, thereby reducing or eliminating the value of the premium received. Purchasing instruments to cover the exercise of an uncovered call option can cause the price of the instruments to increase, thereby exacerbating the loss. If the option is covered, the Fund would forego the opportunity for profit on the underlying investment should the market price of the investment rise above the exercise price. If the price of the underlying investment were to drop below the exercise price, the premium received on the option (after transaction costs) would provide profit that would reduce or offset any loss the Fund might suffer as a result of owning the investment.

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Futures Contracts. The Fund may enter into securities-related futures contracts, including security futures contracts. The Fund will not enter into futures contracts that are prohibited under the Commodity Exchange Act, as amended (the “CEA”), and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. A security futures contract is a legally binding agreement between two parties to purchase or sell in the future a specific quantity of a security or of the component securities of a narrow-based security index, at a certain price. A person who buys a security futures contract enters into a contract to purchase an underlying security and is said to be “long” the contract. A person who sells a security futures contract enters into a contract to sell the underlying security and is said to be “short” the contract. The price at which the contract trades (the “contract price”) is determined by relative buying and selling interest on a regulated exchange.

An open position, either a long or short position, is typically closed or liquidated by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract expiration. Traditionally, most futures contracts are liquidated prior to expiration through an offsetting transaction and, thus, holders do not incur a settlement obligation. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. However, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract and the Fund may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Fund can liquidate its position, it may be forced to do so at a price that involves a large loss. Because of the low margin deposits required, futures contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss or gain to the investor.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Security futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract. Depending on the terms of the contract, some security futures contracts are settled by physical delivery of the underlying security. Settlement with physical delivery may involve additional costs. Depending on the terms of the contract, other security futures contracts are settled through cash settlement. In this case, the underlying security is not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.

In addition, the value of a position in security futures contracts could be affected if trading is halted in either the security futures contract or the underlying security. In certain circumstances, regulated exchanges are required by law to halt trading in security futures contracts. The regulated exchanges may also have discretion under their rules to halt trading in other circumstances, such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market. A trading halt, either by a regulated exchange that trades security futures or an exchange trading the underlying security or instrument, could prevent the Fund from liquidating a position in security futures contracts in a timely manner, which could expose the Fund to a loss.

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Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.

Swap Agreements. The Fund may enter into swap agreements. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Some swaps are structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates. Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Certain risks are reduced (but not eliminated) if a fund invests in cleared swaps. Certain standardized swaps, including certain credit default swaps, are subject to mandatory clearing, and more are expected to be in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives, but cleared contracts are not risk-free.

Swap agreements may increase or decrease the overall volatility of the Fund’s investments and the price of its Shares. The performance of swap agreements may be affected by a change in the specific interest rate, currency or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by or insolvency of one of the parties and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, it is possible that the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. The use of swaps can cause the Fund to be subject to additional regulatory requirements, which may generate additional Fund expenses. The Fund monitors any swaps with a view towards ensuring that the Fund remains in compliance with all applicable regulatory, investment and tax requirements.

General Limitations on Certain Futures, Options and Swap Transactions. The Adviser, with respect to the Fund, intends to file a notice of eligibility for an exclusion from the definition of the term “commodity pool operator” with the U.S. Commodity Futures Trading Commission (the “CFTC”) and the National Futures Association (the “NFA”), which regulate trading in the futures markets. Pursuant to CFTC Regulation 4.5, the Adviser and the Fund expect not to be subject to regulation as a commodity pool or commodity pool operator under the CEA. If the Adviser or the Fund becomes subject to these requirements, as well as related NFA rules, the Fund may incur additional compliance and other expenses.

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Counterparty Default. The stability and liquidity of repurchase agreements, swap transactions, forward transitions and other over-the-counter derivative transactions depend in large part on the creditworthiness of the parties to the transactions. It is expected that the Fund will monitor (on an ongoing basis) the creditworthiness of firms with which it will enter into repurchase agreements, credit default swaps, interest rate swaps, caps, floors, collars or other over-the-counter derivatives. If there is a default by the counterparty to such a transaction, the Fund will (under most normal circumstances) have contractual remedies pursuant to the agreements related to the transaction. However, exercising such contractual rights can involve delays or costs that could result in the net asset value of the Fund being less than if the Fund had not entered into the transaction. Furthermore, there is a risk that any of such counterparties could become insolvent. If one or more of the Fund’s counterparties were to become insolvent or the subject of liquidation proceedings, there exists the risk that the recovery of the Fund’s investments from such counterparty will be delayed or be of a value less than the value of the investments originally entrusted to such counterparty.

In addition, the Fund is permitted to use counterparties located in various jurisdictions outside the United States. Such non-U.S. counterparties are subject to various laws and regulations in various jurisdictions that are designed to protect their customers in the event of their insolvency. However, the practical effect of these laws and their application to the Fund’s assets are subject to substantial limitations and uncertainties. Because of the large number of entities and jurisdictions involved and the range of possible factual scenarios involving the insolvency of a counterparty, it is impossible to generalize about the effect of their insolvency on the Fund and its assets. Shareholders should assume that the insolvency of any counterparty would result in a loss to the Fund, which could be material.

Many types of swap contracts are currently not generally traded on an exchange or cleared by an exchange or clearinghouse. As with any forward foreign currency or spot contract, until such time as these transactions are cleared or guaranteed by an exchange, the Fund will be subject to the risk of counterparty default on its swaps. Because swaps do not generally involve the delivery of underlying assets or principal, any loss would be limited to the net amount of payments required by contract. In some swap transactions the counterparty could require that the Fund deposit collateral to support the Fund’s obligation under the swap agreement. If the counterparty to such a swap defaults, the Fund would lose the net amount of payments that the Fund is contractually entitled to receive and could lose, in addition, any collateral deposits made with the counterparty.

In addition to contractual margin requirements imposed by the Fund’s swap counterparties, the Fund could also be indirectly impacted by regulatory margin requirements applicable to its counterparties. The U.S. banking regulators and the CFTC have adopted, and the SEC has proposed, margin requirements for non-cleared swaps and security-based swaps that apply to certain dealers. Under these rules, the Fund will be required to exchange variation margin (in the form of cash, certain highly liquid securities or gold) on a daily basis with its dealer counterparties based on the daily fair value of the swaps. The Fund is highly unlikely to be subject to regulatory minimum initial margin requirements but will very likely be required by its dealer counterparties to post initial margin on a daily basis to such dealer counterparties in an amount determined by such dealer counterparties based on their potential future exposure to the Fund.

To the extent that the Fund’s dealer counterparty collects initial margin from the Fund, the Fund can request that such counterparty segregate all such initial margin posted by the Fund at a custodian. If the Fund does not request segregation, the custodian or counterparty might commingle such assets or collateral with the custodian’s or counterparty’s own assets or collateral, and in the event of the bankruptcy or insolvency of the custodian or counterparty, such assets and collateral can be subject to the conflicting claims of the creditors of the relevant custodian or counterparty.

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If the swap counterparty is an unaffiliated entity, it can hold collateral posted by the Fund in U.S. or non-U.S. depositories. Non-U.S. depositories are not subject to U.S. regulation. The Fund’s assets held in non-U.S. depositories are subject to the risk that events could occur that would hinder or prevent the availability of these funds for distribution to customers including the Fund. Such events could include actions by the government of the jurisdiction in which the depository is located, including expropriation, taxation, moratoria and political or diplomatic events.

Necessity for Counterparty Trading Relationships; Counterparty Risk. The Adviser has established relationships and could establish additional relationships in the future to obtain financing, derivative intermediation and prime brokerage services that permit the Fund to trade in any variety of markets or asset classes over time; however, there can be no assurance that the Adviser will be able to maintain or establish such relationships. An inability to maintain or establish such relationships would limit the Fund’s trading activities and could create losses, preclude the Fund from engaging in certain transactions or from obtaining financing, derivative intermediation and prime brokerage services, and/or prevent the Fund from trading at optimal rates and terms. Moreover, a disruption in the financing, derivative intermediation and prime brokerage services provided by any such relationships before the Fund establishes additional relationships could have a significant impact on the Fund’s business due to the Fund’s reliance on such counterparties.

Most of the markets in which the Fund can effect transactions are not “exchange-based,” including “over-the-counter” or “interdealer” markets. The stability and liquidity of over-the-counter transactions depends in large part on the creditworthiness of the parties to the transactions. The participants in such markets typically are not subject to the credit evaluation and regulatory oversight to which members of “exchange-based” markets are subject. The lack of evaluation and oversight of over-the-counter markets exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. Such “counterparty risk” is accentuated for contracts with longer maturities where events could intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of its counterparties. Generally, the Fund will not be restricted from dealing with any particular counterparties. The Adviser’s evaluation of the creditworthiness of the Fund’s counterparties might not prove sufficient. The lack of a complete and “foolproof” evaluation of the financial capabilities of the Fund’s counterparties and the absence of a regulated market to facilitate settlement could increase the potential for losses by the Fund.

Distributions In-Kind. The Fund generally expects to distribute cash to the holder of Shares that are repurchased in satisfaction of such repurchase. However, there can be no assurance that the Fund will have sufficient cash to pay for Shares that are being repurchased or that it will be able to liquidate investments at favorable prices to pay for repurchased Shares. The Fund has the right to distribute securities as payment for repurchased Shares in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund. For example, it is possible that the Fund may receive securities in a transaction that are illiquid or difficult to value. In such circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interests of the Fund, which may include a distribution in-kind to Shareholders. In the event that the Fund makes such a distribution of securities, there can be no assurance that any Shareholder would be able to readily dispose of such securities or dispose of them at the value determined by the Adviser.

Repurchase Agreements. The Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Adviser, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the

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underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Adviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to its investment restrictions. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. If the Fund enters in reverse repurchase agreements and similar financing transactions in reliance on the exemption in Rule 18f-4(d), the Fund may either (i) maintain asset coverage of at least 300% with respect to such transactions and any other borrowings in the aggregate, or (ii) treat such transactions as “derivatives transactions” and comply with Rule 18f-4 with respect to such transactions. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Currency Risks. Subscriptions to the Fund and distributions from the Fund will be denominated in U.S. dollars and Shareholders will bear any transaction costs and related expenses associated with the conversion of U.S. dollars into their local currency once distributed by the Fund. The Fund’s investments that are denominated in a foreign currency are subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that can affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political and economic developments. The Adviser might, but shall be under no obligation to, try to hedge these risks by investing directly in foreign currencies, buying and selling forward foreign currency exchange contracts and buying and selling options on foreign currencies, but there can be no assurance such strategies will be effective.

A portion of the Fund’s assets could be denominated in a currency that differs from the functional currency of the Fund or an investor’s functional currency, and Shareholders with a functional currency other than U.S. dollars are exposed to fluctuations in the dollar foreign exchange rate. Consequently, the return realized on any investment by such investor can be adversely affected by movements in currency exchange rates over the holding period of such investment and the life of the Fund generally, costs of conversion and exchange control regulations in such jurisdiction, in addition to the performance of the investment itself. Among the factors that can affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment, capital appreciation and political developments. Moreover, the Fund can incur costs when converting one currency into another. The value of an investment could fall substantially as a result of fluctuations in the currency of the

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country in which the investment is made compared to the functional currency of the Fund and/or the investor’s functional currency. The Adviser can (but is not obligated to) endeavor to manage currency exposures in countries that do not use the functional currency of the Fund as their primary currency, using appropriate hedging techniques where available and appropriate; however, there are no assurances that such hedging techniques will be utilized or, if used, will be successful and/or will benefit any investor that makes a subscription in a currency other than the functional currency of the Fund. The Adviser can seek to use commercially reasonable efforts to manage the Fund’s exposure to such other currency by utilizing appropriate techniques to hedge the Fund’s share of the principal amount of such investment, in each case subject to (i) the objective of seeking to maximize the overall pre-tax returns of the Fund and (ii) hedging instruments being available to the Fund on economic and other terms determined by the Adviser in its sole discretion to be appropriate. There can be no assurance that adequate hedging arrangements will be available on an economically viable basis.

In addition, the risks relating to investments that are denominated in a currency that differs from the functional currency of the Fund can be expected to incentivize the Adviser to seek and/or prioritize potential investments that are denominated in the Fund’s functional currency. Accordingly, currency-related risks can be expected to reduce the number and types of investments that might be available to, or considered by, the Fund and might otherwise affect the Adviser’s ability to implement the Fund’s investment objective and strategy.

Restricted Securities and Rule 144A Securities. The Fund may have exposure to “restricted securities,” which generally are securities that may be resold to the public only pursuant to an effective registration statement under the Securities Act or an exemption from registration. Regulation S under the Securities Act is an exemption from registration that permits, under certain circumstances, the resale of restricted securities in offshore transactions, subject to certain conditions, and Rule 144A under the Securities Act is an exemption that permits the resale of certain restricted securities to qualified institutional buyers. Since its adoption by the SEC in 1990, Rule 144A has facilitated trading of restricted securities among qualified institutional investors. To the extent restricted securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund expects that it will be able to dispose of the securities without registering the resale of such securities under the Securities Act. However, to the extent that a robust market for such 144A securities does not develop, or a market develops but experiences periods of illiquidity, investments in Rule 144A securities could increase the level of the Fund’s illiquidity.

Where an exemption from registration under the Securities Act is unavailable, or where an institutional market is limited, the Fund may, in certain circumstances, be permitted to require the issuer of restricted securities held by the Fund to file a registration statement to register the resale of such securities under the Securities Act. In such case, the Fund will typically be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to resell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, or the value of the security were to decline, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Adviser believes accurately reflects fair value.

Private Investments in Public Equity. The Fund may invest in securities issued in private investments in public equity transactions, commonly referred to as “PIPEs.” A PIPE investment involves the sale of equity securities, or securities convertible into equity securities, in a private placement transaction by an issuer that already has outstanding, publicly traded equity securities of the same class.

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Shares acquired in PIPEs are commonly sold at a discount to the current market value per share of the issuer’s publicly traded securities. Securities acquired in PIPEs generally are not registered with the SEC until after a certain period of time from the date the private sale is completed, which may be months and perhaps longer. PIPEs may contain provisions that require the issuer to pay penalties to the holder if the securities are not registered within a specified period. Until the public registration process is completed, securities acquired in PIPEs are restricted and, like investments in other types of restricted securities, may be illiquid. Any number of factors may prevent or delay a proposed registration. Prior to or in the absence of registration, it may be possible for securities acquired in PIPEs to be resold in transactions exempt from registration under the Securities Act. There is no guarantee, however, that an active trading market for such securities will exist at the time of disposition, and the lack of such a market could hurt the market value of the Fund’s investments. Even if the securities acquired in PIPEs become registered, or the Fund is able to sell the securities through an exempt transaction, the Fund may not be able to sell all the securities it holds on short notice and the sale could impact the market price of the securities.

Rejection of a “True Lease” in connection with a Bankruptcy or Receivership of an Obligor May Reduce Payments to Noteholders. If the borrower or lessees under a securitized note (a “Contract”) (an “Obligor”) becomes a debtor in bankruptcy or is placed into receivership under federal bankruptcy proceedings, or any similar applicable state or provincial law, the Fund may be delayed or prevented from enforcing certain of its rights under the related Contract and obtaining possession of the related equipment securing a Contract (the “Equipment”) or other collateral from the Obligor.

The precise treatment of a lease in bankruptcy or insolvency proceedings generally will depend upon whether the bankruptcy court finds the lease to be a “true lease,” such that the Fund is the legal owner of the Equipment and entitled to possession thereof upon termination of the lease, or a lease intended for security or a “financing lease,” such that the Equipment is deemed to have been sold to the Obligor and a security interest therein retained by the lessor to secure a purchase money “loan” to the Obligor. The treatment of such a lease will also differ depending on the applicable jurisdiction of the bankruptcy court, which could have a material impact on the outcome of such proceedings.

Equipment Leasing. The Fund may invest (directly or indirectly) in businesses involved in equipment leasing. In cases of a non-performing lessee, there are considerable costs associated with terminating leases and retrieving hard assets that can disrupt and reduce cash flow. These risks may be exacerbated in the case of lessee bankruptcy. Further, it may be difficult to re-lease or sell retrieved equipment, depending on market conditions, especially if such equipment is outdated or has been misused. In a loan against equipment transaction, also known as a sale-lease back, equipment is sold on paper by the seller and leased back. The seller obtains working capital and keeps the equipment. As with equipment leasing, there are considerable costs associated with terminating such loans and retrieving hard assets in the event that a borrower fails to make timely payments on the loan. Further, the value of the subject equipment will decline over time as a result of use by the borrower, reducing the value of the collateral backing the loan and increasing the risk that the Fund will lose money in the event of borrower default.

Emerging Markets Investments Risk. The Fund may invest in non-U.S. securities of issuers in so-called “emerging markets” (or lesser developed countries, including countries that may be considered “frontier” markets). Such investments are particularly speculative and entail all of the risks of investing in Non-U.S. Securities but to a heightened degree. “Emerging market” countries generally include every nation in the world except developed countries, that is, the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. Governmental laws or restrictions applicable to such investments; (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property.

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Foreign investment in certain emerging market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market issuers and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely.

Many emerging markets have histories of political instability and abrupt changes in policies and these countries may lack the social, political and economic stability characteristic of more developed countries. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests. In such a dynamic environment, there can be no assurances that any or all of these capital markets will continue to present viable investment opportunities for the Fund.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. Governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost.

The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

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Regional Risk; Interdependence of Markets. Economic problems in a single country are increasingly affecting other markets and economies. A continuation of this trend could result in problems in one country adversely affecting regional and even global economic conditions and markets. The market and the economy of a particular country in which the Fund invests is influenced by economic and market conditions in other countries in the same region or elsewhere in the world. For example, financial turmoil in certain countries in the Asia Pacific region in the late 1990’s adversely affected Asian economies generally. Similarly concerns about the fiscal stability and growth prospects of certain European countries in the economic downturn that started in 2007 had a negative impact on most economies of the Eurozone and global markets. A repeat of either of these crises or the occurrence of similar crises in the future could cause increased volatility in the economies and financial markets of countries throughout a region, or even globally. See also “—United Kingdom Relations with the European Union” herein.

Economic, Political and Social Risks. Certain countries have in the past, and may in the future, experience religious, political and social instability that could adversely affect the Fund. Such instability could result from, among other things, popular unrest associated with demands for improved political, economic, or social conditions or government policies. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector, and certain industries may be subject to significant government regulation. Additionally, exchange control regulations, expropriation, confiscatory taxation or the imposition of withholding or other taxes on dividends, interest, capital gains, other income or gross sale or disposition proceeds, nationalization, restrictions on foreign capital inflows, repatriation of investment income or capital, renunciation of foreign debt, political, economic or social instability, or other economic or political developments could adversely affect the assets of the Fund. Additionally, the availability of attractive investment opportunities for the Fund is expected to depend in part on governments in certain countries continuing to liberalize their policies regarding foreign investment and, in some cases, to further encourage private sector initiatives. In addition, countries may be in the initial stages of their industrial development and have a lower per capita gross national product or a low income economy as compared to the more developed economies. Markets for investments in such countries are not as developed and may be less liquid than markets in more developed countries. Investments in companies domiciled in emerging market countries may be subject to potentially higher risks as compared to the average among investments in more developed countries. Additionally, the Fund may be less influential than other market participants in jurisdictions where it or the Adviser does not have a significant presence. See also “—United Kingdom Relations with the European Union” herein.

Trade Policy. Some political leaders around the world (including in the U.S. and certain European nations) have been elected on protectionist platforms, fueling doubts about the future of global free trade. The U.S. government has indicated its intent to alter its approach to international trade policy and in some cases to renegotiate, or potentially terminate, certain existing bilateral or multi-lateral trade agreements and treaties with foreign countries, and has made proposals and taken actions related thereto. In connection with this, the U.S. government has recently enacted and proposed to enact significant new tariffs on certain goods imported into the U.S. from countries around the world. Additionally, President Trump has directed various federal agencies to further evaluate key aspects of U.S. trade policy, and there has been ongoing discussion and commentary regarding potential significant changes to U.S. trade policies, treaties and tariffs. Some foreign governments, including China, have instituted retaliatory tariffs on certain U.S. goods and have indicated a willingness to impose additional tariffs on U.S. products. Other countries, including Mexico, have threatened retaliatory tariffs on certain U.S. products. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the U.S. All of these factors could depress economic activity. Specifically, these new tariffs could further inflation through increased prices of gas, food, and other consumer items. Global trade disruption, significant introductions of trade barriers and bilateral trade frictions, together with any future downturns in the global economy resulting therefrom, could adversely affect the financial performance of the Fund and its investments. In particular, the U.S. and China have agreed to a partial trade deal with respect to their ongoing trade disputes. However, certain issues remain unresolved, which is expected to be an ongoing source of instability, potentially resulting in significant

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currency fluctuations and/or have other adverse effects on international markets, international trade agreements and/or other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise). While this dispute has already had negative economic consequences on the U.S. markets, to the extent that this trade dispute escalates into a “trade war” between the U.S. and China, there could be additional significant impacts on the industries in which the Fund participates, the jurisdiction of investments and other adverse impacts on investments. In addition, trade disputes may develop between other countries, which may have similar or more pronounced risks and consequences for the Fund or its investments. Please also see “—United Kingdom Relations with the European Union” herein.

Terrorist Activities. Terrorist attacks (including cyber sabotage or similar attacks) have caused instability in the world financial markets and, in particular, have resulted in substantial and continuing economic volatility and social unrest in various regions of the world. The increasing frequency of terrorist attacks in some countries in recent years has exacerbated this volatility, and further developments stemming from these events or other similar events could cause further volatility. Any significant military or other response by the U.S. and/or its allies or any further terrorist activities (including the October 7th Attacks (as defined below)) could also materially and adversely affect international financial markets and local economies alike. Any terrorist attacks, including biological or chemical warfare or cyber sabotage or similar attacks, that occur at or near Portfolio Companies of the Fund that have a national or regional profile would likely cause significant harm to employees, property and, potentially, the surrounding community, and may result in losses far in excess of available insurance coverage. As a result of global events similar to those described above and continued terrorism concerns, insurers significantly reduced the amount of insurance coverage available for liability to persons other than employees for claims resulting from acts of terrorism, war or similar events. In the current environment, there is a risk that one or more of the Fund’s assets will be directly or indirectly affected by terrorist attack, including biological or chemical warfare or cyber sabotage or similar attacks, and premier, high-profile assets in 24-hour urban markets may be particularly attractive targets. Such an attack could have a variety of adverse consequences for the Fund, including risks and costs related to the destruction of property, inability to use one or more assets for their intended uses for an extended period, decline in rents achievable or asset values, injury or loss of life and litigation related to the attack. Such risks may or may not be insurable at rates that the Adviser deems sensible at all times. As a result of a terrorist attack or terrorist activities in general, the Fund may not be able to obtain insurance coverage and other endorsements at commercially reasonable prices or at all. Recourse to the Fund’s service providers and other counterparties in the event of losses may be limited, and such losses may be borne by the Fund. See “—Availability of Insurance Against Certain Catastrophic Losses” and “—Cyber Security Breaches, Identity Theft, Denial of Service Attacks, Ransomware Attacks, and Social Engineering Attempts” herein.

Corruption Risk. Corruption can result in significant economic losses due to fraud, theft and waste. Moreover, corruption can corrode critical public institutions, such as the courts, law enforcement and public pension administration, thereby undermining property rights, public confidence and social stability. As a result, corruption dramatically increases the systemic risks that exist in some of the jurisdictions in which the Fund invests. Corruption scandals are common and likely to remain so going forward. Investors in the Fund are thus exposed to the increased costs and risks of corruption where the Fund invests, and there can be no assurance that any reform efforts will have a meaningful effect during the term of the Fund. The U.S. and the UK have the U.S. Foreign Corrupt Practices Act (“FCPA”) and the UK Bribery Act of 2010 (the “UK Bribery Act”), respectively, and other jurisdictions have adopted similar anti-corruption laws. Many of these laws have extraterritorial application. In some countries, there is a greater acceptance than in the U.S. of government corruption and involvement in commercial activities. In recent years, the U.S. Department of Justice and the SEC have devoted significant resources to enforcement of the FCPA. In addition, the UK Bribery Act is broader in scope than the FCPA and applies to private and public sector corruption and holds companies liable for failure to prevent bribery unless they have adequate procedures in place to prevent bribery. Other countries have also adopted or improved their anti-corruption legal regimes in recent years. ECM, its professionals and the Fund are committed, to the fullest extent required by law, to complying with the FCPA, the UK Bribery Act and other anti-corruption laws, anti-bribery laws and regulations, as well as anti-boycott

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regulations to which they are subject. As a result, the Fund may be adversely affected because of its unwillingness to participate in transactions that violate such laws or regulations. Such laws and regulations may make it difficult in certain circumstances for the Fund to act successfully on investment opportunities and for Portfolio Companies to obtain or retain business. Although the Adviser conducts FCPA due diligence on all investments, the Fund may acquire an investment with risks related to prior non-compliance with one or more of these statutes. Furthermore, although the Adviser has robust compliance programs designed to ensure strict compliance by the Adviser and its personnel with the FCPA and the UK Bribery Act and other similar laws, even reasonable compliance programs may not be effective in all instances at preventing violations. In addition, in spite of the Adviser’s policies and procedures, Portfolio Companies, particularly in cases where the Fund or an Other Account does not control such Portfolio Company, and persons acting on behalf of the Fund or any Portfolio Company and third-party consultants, managers and advisors, including related persons of the Adviser, may engage in conduct and activities that could result in a violation of one or more of the FCPA, UK Bribery Act or other similar laws. Any determination that a related entity not controlled by the Adviser or the Fund, or the Adviser or the Fund themselves or their controlled entities, have violated the FCPA, the UK Bribery Act or other applicable anti-corruption laws or anti-bribery laws could subject the Adviser and the Fund to, among other things, civil and criminal penalties, material fines, profit disgorgement, injunctions on future conduct, securities litigation, reputational harm and/or a general loss of investor confidence. The Fund may incur costs and expenses associated with engaging external counsel or other third-party consultants or professionals in connection with inquiries or investigations relating to FCPA or other applicable anti-corruption laws or anti-bribery laws. In these cases, the Fund could suffer significant losses from the cost of defense, interruption to ordinary operations and fines and penalties.

CFIUS and Similar Non-U.S. Regulatory Regimes. Current laws and regulations in various jurisdictions give heads of state and regulatory bodies the authority to block or impose conditions with respect to acquisitions of, and investments in, local entities by foreign persons if that acquisition or investment threatens to impair national or economic security or is otherwise deemed undesirable. In addition, many jurisdictions restrict foreign investment by taking steps including but not limited to placing limitations on foreign investment, implementing investment screening or approval mechanisms, and restricting the employment of foreigners as key personnel. In addition, a number of U.S. states are passing and implementing state laws prohibiting or otherwise restricting the acquisition of interests in real property located in the state by foreign persons (“Foreign Ownership Laws”).

In some cases, the Fund’s investments involving a U.S. business (including a U.S. branch or subsidiary of a company domiciled outside of the United States) may be subject to review and approval by the Committee on Foreign Investment in the United States (“CFIUS”). In the event that CFIUS or any non-U.S. equivalent thereof reviews one or more investments or in the event that Foreign Ownership Laws apply to a particular investment, there can be no assurance that the Fund will be able to maintain or proceed with such investments on terms that are acceptable to the Adviser.

CFIUS may recommend that the U.S. President block such transactions, or CFIUS may impose conditions on such transactions, certain of which may materially and adversely affect the Fund’s ability to execute its investment strategy. Additionally, CFIUS or any non-U.S. equivalent thereof may seek to impose limitations on one or more such investments that may prevent the Fund from maintaining or pursuing investment opportunities that the Fund otherwise would have maintained or pursued which could adversely affect the performance of the Fund’s investment in such portfolio investments and thus the performance of the Fund. In particular, CFIUS is empowered to scrutinize a variety of transactions, including investments in U.S. “critical infrastructure,” “critical technology,” and “sensitive personal data” companies, including investments involving foreign limited partners that may be deemed “non-passive.” This could impact the ability of non-U.S. shareholders to invest in the Fund, which may impair the Fund’s ability to execute its investment strategy. The outcome of CFIUS’s and other foreign direct investment processes may be difficult to predict, and there is no guarantee that, if applicable to a Portfolio Company, the decisions of CFIUS would not adversely impact the Fund’s investment in such entity.

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In response to mounting national security concerns regarding foreign ownership of U.S. land, several U.S. states have enacted or proposed Foreign Ownership Laws in an effort to limit foreign ownership of real property. Across the United States, additional proposals to limit foreign ownership of real property are currently working their way through the legislative process, and many such proposals may become law in the near future.

As a result of the Outbound Investment Screening Regime, the Fund may incur significant delays and costs, be altogether prohibited from making a particular investment, or impede or restrict syndication or sale of Fund assets to certain buyers, all of which could adversely affect the Fund’s ability to meet its investment objectives.

These laws could limit the Fund’s ability to invest in certain entities or impose burdensome notification requirements, operational restrictions, or delays in pursuing and consummating transactions.

The Fund’s investments outside of the United States may also face delays, limitations, or restrictions as a result of notifications made under and/or compliance with these legal regimes and rapidly-changing agency practices. Other countries continue to establish and/or strengthen their own national security investment clearance regimes, including in response to U.S. encouragement of other countries to impose CFIUS-like regulations on foreign investment in certain sectors and assets on national security grounds. These regulatory regimes could have a corresponding effect of limiting the Fund’s ability to make investments in such countries.

Jurisdictions in which the Fund invests may establish further restrictions and increase risk by enhancing governments’ powers to scrutinize, impose conditions on, and potentially block mergers, acquisitions, and other transactions. The foregoing requirements may also result in circumstances in which the Fund determines not to pursue certain potential investment opportunities in these countries. Heightened scrutiny of foreign direct investment worldwide may also make it more difficult for the Fund to identify suitable buyers for investments upon exit and may constrain the universe of exit opportunities for an investment in an issuer. As a result of such regimes, the Fund may incur significant delays and costs, be altogether prohibited from making a particular investment, or impede or restrict syndication or sale of Fund assets to certain buyers, all of which could adversely affect the Fund’s ability to meet its investment objectives.

U.S. Outbound Investment Security Program. The U.S. Department of the Treasury’s Outbound Investment Security Program (the “OISP”) provides for a targeted national security regulatory framework directed at regulating outbound investment by U.S. persons and, indirectly, entities controlled by U.S. persons, into entities from the People’s Republic of China, Hong Kong, and Macau engaged in the semiconductors and microelectronics, quantum information technologies, and artificial intelligence sectors. Codified at 31 C.F.R. § 850.101 et seq, the OISP imposes notification requirements and prohibitions for certain categories of transactions involving such entities. The OISP will result in legal obligations and reporting requirements relating to new investments in such entities and could negatively impact the Fund’s operations or its ability to make and exit investments, including without limitation by (i) limiting the scope of the Fund’s investment activities, and (ii) limiting the Fund’s ability to exit certain investments or the range of exit opportunities. Furthermore, given the program’s infancy and its evolving interpretation and implementation, it is unclear how it, and any related future regulations, will be interpreted, amended, and implemented by the U.S. government. The scope of the Outbound Investment Security Program is subject to change and recently passed legislation indicates that the OISP is expected to be expanded to include new or different technologies and additional geographic regions. Such changes could impact the Fund’s ability to participate in transactions—either as buyer or seller—or otherwise affect its investment strategies.

Foreign Investment Controls. Foreign investment in securities of companies in certain of the countries where the Fund could from time to time invest is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment above certain ownership levels or in certain assets, asset classes or sectors of the country’s economy and increase the costs and expenses of the Fund. The Fund may utilize investment structures to comply with such restrictions, but there can be no assurance that a foreign government will not

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challenge the validity of these structures or change laws in a way that reduces their effectiveness, imposes additional governmental approvals, restricts or prohibits the Fund’s investments or taxes, or restricts or otherwise prohibits repatriation of proceeds. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales by foreign investors and foreign currency. For example, certain governments have in the past, and may in the future, impose controls and/or procedural requirements on the convertibility of their currencies into foreign currencies and the remittance of currency from such countries to other jurisdictions in certain circumstances (including controls based on the category of remittance to be made, e.g., current account items such as payments to suppliers for imports, labor, services, and payments of interest on foreign exchange loans and capital account-related payments, such as the repayment of bank loans denominated in foreign currencies or direct investment). Accordingly, deteriorations in a country’s balance of payments or a number of other circumstances, could cause governments to impose temporary restrictions on capital remittances abroad. These restrictions or controls may limit the potential universe of buyers of an asset, thereby reducing the demand for assets the Fund seeks to sell. Such foreign securities may be subject to brokerage taxes levied by governments, which has the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale.

Foreign Capital Controls. Countries may require government approval for contributions of foreign capital to the country and distributions of investment income or capital out of the country. Countries may also place limitations on holding their currency abroad. Countries can change capital controls to increase or decrease overall levels of foreign direct investment or currency pricing, to manage the country’s balance of payments and for a number of other reasons outside the control of the Adviser. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for payment of dividends and repatriation of capital interests.

Legal Framework and Corporate Governance. Because the integrity and independence of the judicial systems in some of the countries in which the Fund may invest varies, the Fund may have difficulty in successfully pursuing claims in the courts of such countries. For example, it is more difficult to enforce contracts in some countries, especially against governmental entities, which could materially and adversely affect revenues and earnings of the Fund or its Portfolio Companies. If counterparties repudiate contracts or default on their obligations, there may not be adequate remedies available. Many emerging markets countries do not have well-developed debtors’ or creditors’ rights, which could adversely affect the Fund’s investments, and there is often less government supervision and regulation of business and industry practices, stock exchanges, over-the-counter markets, brokers, dealers, counterparties and issuers than in other more established markets. Any regulatory supervision which is in place may be subject to manipulation or control. Some emerging and developing market countries do not have mature legal systems comparable to those of more developed countries. Moreover, the process of legal and regulatory reform may not be proceeding at the same pace as market developments, which could result in investment risk. Legislation to safeguard the rights of private ownership may not yet be in place in certain areas, and there may be the risk of conflict among local, regional and national requirements. In certain cases, the laws and regulations governing investments in financial instruments may not exist or may be subject to inconsistent or arbitrary application or interpretation. The Fund may also encounter difficulties in pursuing legal remedies or in obtaining and enforcing judgments in non-U.S. courts. For example, many emerging countries provide inadequate legal remedies for breaches of contract. To the extent the Fund or a Portfolio Company obtains a judgment in a country with a strong judiciary but is required to seek its enforcement in the courts of a country with a weak judiciary, there can be no assurance that the Fund or such Portfolio Company will be able to enforce the judgment. Both the independence of judicial systems and their immunity from economic, political or nationalistic influences remain largely untested in many countries. Due to the foregoing risks and complications, the costs associated with investments in emerging market securities generally are higher than for securities and other instruments of issuers based in developed countries.

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Certain markets do not have well-developed shareholder rights, which could adversely affect the Fund’s minority investments. In these markets, there is often less government supervision and regulation of business and industry practices, stock exchanges, over-the-counter markets, brokers, dealers, counterparties and issuers than in other more established markets. Any regulatory supervision which is in place may be subject to manipulation or control. Legislation to safeguard the rights of private ownership may not exist in certain areas, and there may be the risk of conflict among local, regional, national and supranational requirements. In certain cases, the laws and regulations governing investments in financial instruments may not exist or may be subject to inconsistent or arbitrary interpretation.

Accounting, Disclosure and Regulatory Standards. Accounting, financial, auditing and other reporting standards, practices and disclosure requirements in certain of the countries in which the Fund may invest are not equivalent to U.S. GAAP. Differences may arise in areas such as valuation of assets, accounting for depreciation, deferred taxation, contingent liabilities and foreign exchange transactions. Accordingly, information available to the Fund that is not consistent with U.S. GAAP including both general economic and commercial information and information concerning specific investments (such as, without limitation, information related to the origination and underwriting practices utilized for the investment) may be less reliable and less detailed than information available in more financially sophisticated countries, which could adversely impact, among other things, the Adviser’s due diligence and reporting activities. Although the Adviser will endeavor to conduct appropriate due diligence in connection with each investment, in the case of investments in less financially sophisticated countries, no guarantee can be given that it will obtain the information or assurances that an investor in a more sophisticated economy would obtain before proceeding with an investment. Assets and profits appearing on the financial statements of a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. GAAP. Even for financial statements prepared in accordance with U.S. GAAP, the accounting entries and adjustments may not reflect economic reality and actual value.

In addition, when making investments in less developed countries, the Fund may not have access to all available information to determine fully the origination and underwriting practices utilized for the investment or the manner in which the target company has been serviced and/or operated. As a result, the Adviser’s due diligence activities may provide less information than due diligence reviews conducted in more developed countries.

Furthermore, for a company that keeps accounting records in a currency other than U.S. dollars, inflation accounting rules in certain markets require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company’s balance sheet in order to express items in terms of a currency of constant purchasing power. As a result, financial data of prospective investments may be materially affected by restatements for inflation and may not accurately reflect actual value. Accordingly, the Fund’s ability to conduct due diligence in connection with an investment and to monitor such investment may be adversely affected by these factors.

SOFR Risk. Secured Overnight Financing Rate (“SOFR”) is a relatively new index rate calculated based on short-term repurchase agreements backed by U.S. Treasury Instruments. While London Interbank Offered Rate (“LIBOR”) was an unsecured rate, SOFR is a secured rate. SOFR, unlike LIBOR, reflects actual market transactions. Accordingly, SOFR is not the economic equivalent of what LIBOR was. Consequently, there can be no assurance that SOFR will perform in the same way as LIBOR would have at any time, including, without limitation, as a result of changes in interest and yield rates in the market, monetary policy, bank credit risk, market volatility or global or regional economic, financial, political, regulatory, judicial or other events.

Additionally, because SOFR is published by the Federal Reserve Bank of New York based on data received from other sources, the Fund will have no control over its determination, calculation, or publication. There can be no assurance that SOFR will not be discontinued or fundamentally altered in a manner that is materially adverse to the interests of the Fund. If the manner in which SOFR is calculated is changed, that change may result in a reduction of the amount of interest payable on SOFR-linked floating rate instruments and the trading prices of such instruments. Additionally, daily changes in SOFR have, on occasion, been more volatile than daily changes in other benchmark or market rates. Although occasional, increased daily volatility in SOFR would not necessarily lead to more volatile interest payments, the return on and value of SOFR-linked floating rate instruments may fluctuate more than floating rate instruments that are linked to less volatile rates. All of the foregoing risks may affect the performance of the investments, which in turn may adversely affect the performance of the Fund.

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Alternative Benchmark Rate Risk. Some of the bonds and loans held by the Fund may have floating interest rates based on alternative benchmark rates other than SOFR. Such alternative benchmark rates, like SOFR, may not have been widely used by market participants until relatively recently, and may still not be widely used, and they may not perform exactly the same as LIBOR performed because they are calculated and administered differently. Generally, the use of alternative benchmark rates (including SOFR) may (i) cause the value of the interest rate on such bonds and loans to be uncertain or to be lower or more volatile than it would otherwise be, (ii) result in uncertainty as to the functioning, liquidity or value of such bonds and loans, and/or (iii) involve actions of regulators or rate administrators that may adversely affect certain markets or contracts underlying such bonds and loans. All of the foregoing could adversely affect the return on and value of the instruments in which the Fund invests.

United Kingdom Relations with the European Union. The UK formally left the EU on January 31, 2020. There followed an implementation period, during which EU law continued to apply in the UK and the UK maintained its EU single market access rights and EU customs union membership. The implementation period expired on December 31, 2020. Consequently, the UK has become a third country vis-à-vis the EU, without access to the single market or membership of the EU customs union.

On December 30, 2020, the UK and the EU signed a trade and cooperation agreement (the “TCA”) to govern their ongoing relationship. The TCA was officially ratified by the UK Parliament on December 30, 2020 and by the EU Parliament and Council on April 29, 2021. It is anticipated that further details of the relationship between the UK and the EU will continue to be negotiated now that the TCA has been formally ratified.

Over time, UK regulated firms and other UK businesses may be adversely affected by the terms of the TCA, as compared with the position prior to the expiration of the implementation period on December 31, 2020. For example, the TCA introduces new customs checks, as well as new restrictions on the provision of cross-border services and on the free movement of employees. These changes have the potential to materially impair the profitability of a business, and to require it to adapt or even relocate.

Although it is probable that any adverse effects flowing from the UK’s withdrawal from the EU will principally affect the UK (and those having an economic interest in, or connected to, the UK), given the size and global significance of the UK’s economy, the effect of the UK’s withdrawal from the EU is also likely to be an ongoing source of instability for the EU (and countries outside the EU), produce significant currency fluctuations, and/or have other adverse effects on international markets, international trade agreements and/or other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise). The withdrawal of the UK from the EU could therefore adversely affect the Fund and its Portfolio Companies. In addition, the withdrawal of the UK from the EU could have a further destabilizing effect if any other member states were to consider withdrawing from the EU, presenting similar and/or additional potential risks and consequences to the Fund and its Portfolio Companies.

China-Related Risks. China is the world’s largest economy (measured based on purchasing power parity). The Chinese government has in recent years implemented a number of measures to control the rate of economic growth, including by raising interest rates and adjusting deposit reserve ratios for commercial banks, and through other measures designed to tighten credit and liquidity. In response to China’s slowing GDP growth rates that began in 2011, the Chinese government has implemented stimulus measures but the overall impact of such measures remains uncertain. In addition, Chinese stock markets experienced high levels of volatility and a serious collapse in recent years, including the Shanghai Composite Index falling by approximately 30% in less than a month in 2015. A further slowing of China’s GDP growth rate could have a systemic impact on the global economy, including throughout the Asia Pacific region. A slower, or especially negative, Chinese GDP growth, could have spillover effects in many countries in the Asia Pacific region and globally. These spillover effects may have a material negative impact on the ability of the Fund to source and execute new investment opportunities and may cause impairment to or losses in its investment portfolio.

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The Chinese economy differs from the economies of more developed countries in many respects, including the extent of government involvement, level of development, growth rate, control of foreign exchange and allocation of resources. Although the Chinese government has implemented measures since the late 1970s emphasizing the utilization of market forces for economic reform, the reduction of state ownership of productive assets, and the establishment of improved corporate governance in business enterprises, a substantial portion of the productive assets in China is still owned by the Chinese government. In addition, the Chinese government continues to play a significant role in regulating industry development by imposing industrial policies. The Chinese government also exercises significant control over China’s economic growth by allocating resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies. In the past, certain measures, including interest rate increases and certain economic reforms, had the effect of slowing down economic growth in China. Recent debt default by Chinese real estate companies may also have a spillover effect on the financial industry in China, which could also result in a systemic impact on the global economy.

Russian Invasion of Ukraine. On February 24, 2022, Russian troops began a full-scale invasion of Ukraine and, as of the date of this Prospectus, the countries remain in active armed conflict. The United States, the United Kingdom, the European Union, and several other nations imposed a broad array of sanctions, export controls, and other measures against Russia, Russia-backed separatist regions in Ukraine, and certain banks, companies, government officials, and other individuals in Russia and Belarus, as well as a number of Russian oligarchs. The ongoing conflict and the rapidly evolving measures in response have had and could be expected to continue having a negative impact on the economy and business activity globally (including in the countries in which the Fund invests), and therefore could adversely affect the performance of the Fund’s investments. The severity and duration of the conflict and its future impact on global economic and market conditions are impossible to predict, and as a result, present material uncertainty and risk with respect to the Fund and the performance of its investments and operations, and the ability of the Fund to achieve its investment objectives. Similar risks exist to the extent that any Portfolio Companies, service providers, vendors or certain other parties have, or have had, material operations or assets in Russia, Ukraine, Belarus, or the immediate surrounding areas. Furthermore, if, after subscribing to the Fund, an investor or any beneficial owner thereof is included on a list of prohibited entities and individuals maintained by a relevant regulatory and/or government entity including the Office of Foreign Assets Control or under similar European Union and United Kingdom regulations or under Cayman Islands law, and are not operationally based or domiciled in a country or territory in relation to which current sanctions have been issued by the United States, United Nations, EU or, UK or the Cayman Islands, the Fund may be required to cease any further dealings with the investor’s interest in the Fund until such sanctions are lifted or a license is sought under applicable law to continue dealings. For the avoidance of doubt, the Adviser has the sole discretion to determine the remedy if an investor is included on a Sanctions List (as defined below) and is under no obligation to seek a license to continue dealing with such investor. Although the Adviser expends significant effort to comply with the sanctions regimes in the countries where it operates, one of these rules could be violated by the Adviser’s or the Fund’s activities or investors, which would adversely affect the Fund. See also “—OFAC and Sanctions Considerations” below.

Israel-Hamas Conflict. On October 7, 2023, Hamas (an organization which governs Gaza, and which has been designated as a terrorist organization by the United States, the United Kingdom, the European Union, Australia and other nations), committed a terrorist attack within Israel (the “October 7th Attacks”). Israel responded by initiating a full-scale invasion of Gaza. The United States has announced sanctions and other measures against Hamas-related persons and organizations, and the United States (and other countries) can be expected to announce further sanctions related to the conflict. As of the date of this Prospectus, the parties are subject to a cease-fire, but it is possible the armed conflict will resume, expand, and/or ultimately more actively involve the United States or other regional countries or terrorist organizations, any of which will exacerbate the risks described above.

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United States-Iran Relations. In early 2026, the United States and Israel undertook a series of joint military strikes in Iran. The resulting geopolitical uncertainty in the region, including the risk of further conflict, civil unrest, sanctions changes, and disruption to regional energy and capital markets and/or commodity prices, may increase volatility in global financial markets and adversely affect economic conditions relevant to the Fund’s investments. This, and the aforementioned ongoing conflicts and the measures taken in response have had and could be expected to continue to have a negative impact on the economy and business activity globally (including in the countries in which the Fund invests), and therefore could adversely affect the performance of the Fund’s Portfolio Companies. The severity and duration of the conflict and its future impact on global economic and market conditions are impossible to predict, and as a result, present material uncertainty and risk with respect to the Fund, the performance of its Portfolio Companies, Portfolio Company operations, and the ability of the Fund to achieve its investment objectives. Similar risks will exist to the extent that any investments, service providers, and vendors of the Adviser, the Fund and any Portfolio Companies or certain other parties have material operations or assets in the countries where such conflicts are taking place or in the immediate surrounding areas. Other geopolitical conflicts could arise in the future and such conflicts could have material adverse consequences on the Adviser, the Fund and its Portfolio Companies. See also “—OFAC and Sanctions Considerations” herein.

JV Arrangements. Investments made with Joint Venture Partners involve risks and potential conflicts of interest not present in investments without a Joint Venture Partner, including those related to the following:

●	the Joint Venture Partner could have economic or other interests that are inconsistent with or different from the interests of the Fund, including interests relating to the financing, management, governance, operations, leasing or sale of the assets in the JV Arrangement;

●	tax, the 1940 Act and other regulatory requirements applicable to the Joint Venture Partner could cause the Joint Venture Partner to want to take actions that are contrary to the interests of the Fund. For example, if the Joint Venture Partner conducts its operations so as to not be an investment company by complying with the requirements under Section 3(a)(1)(C) of the 1940 Act or seeks to have some or all of its investments in majority-owned subsidiaries that qualify for the exemption pursuant to Section 3(c)(5)(C) of the 1940 Act, such Joint Venture Partner could seek to dispose of or continue to hold joint venture investments for reasons other than the business case of particular assets, which could be at odds with the Fund;

●	the Joint Venture Partner could have joint control or joint governance of the joint venture even though its economic stake in the joint venture is significantly less than that of the Fund;

●	under the applicable JV Arrangement, it is possible that neither the Fund nor Joint Venture Partner unilaterally controls the joint venture, in which case deadlocks may occur. Such deadlocks could adversely impact the operations and profitability of the joint venture, including as a result of the inability of the joint venture to act quickly in connection with a potential acquisition or disposition;

●	in the case of a governance impasse under the JV Arrangement or other circumstance that results in an acquisition or disposition, the Fund could be forced to sell its interest in the JV Arrangement and its asset(s), or buy the Joint Venture Partner’s share of such assets, at a time when it would not otherwise be in the Fund’s best interest to do so;

●	if the Joint Venture Partner charges fees or carried interest to the JV Arrangement, the Joint Venture Partner could have an incentive to hold assets longer or otherwise behave to maximize fees and carried interest paid, even when doing so is not in the best interests of the Fund;

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●	the Joint Venture Partners may provide services (such as asset management oversight services) similar to, and overlapping with, services provided by ECM to the Fund, Other Accounts or their respective Portfolio Companies, and, notwithstanding the foregoing, fees attributable to such services will not offset Management Fees or otherwise be allocated to, or shared with, the Shareholders;

●	the Fund may in certain circumstances be liable for the actions of its Joint Venture Partners. In those circumstances where such Joint Venture Partners involve a management group, such third parties may receive compensation arrangements relating to such JV Arrangements, including incentive compensation arrangements and/or other fees, in each case which compensation will not offset Management Fees;

●	the Joint Venture Partner could have authority to remove the ECM affiliated investment manager of the joint venture. If such removal were to occur, the Fund would be joint venture partners with a third-party manager, in which case it could be significantly more difficult for the Fund to implement its investment objective with respect to any of its investments held through such joint ventures;

●	under the applicable JV Arrangement, the Joint Venture Partner and the Fund could each have preemptive rights in respect of future issuances by the joint venture entities, which could limit a joint venture’s ability to attract new third-party capital;

●	under the applicable JV Arrangement, the Fund and the Joint Venture Partner could be subject to lock-ups, which could prevent the Fund from disposing of its interests in an investment at a time it determines would be advantageous to exit from such investment; and

●	the Joint Venture Partner could have a right of first offer, tag-along rights, drag-along rights, consent rights or other similar rights in respect of any transfers of the ownership interests in the joint venture entities to third parties, which could have the effect of making such transfers more complicated or limiting or delaying the Fund from selling its interest in the applicable investment.

Future Investment Techniques and Instruments. The Fund may employ new investment techniques or invest in new instruments that the Adviser believes will help achieve the Fund’s investment objectives, whether or not such investment techniques or instruments are specifically described herein. Such investments may entail risks not described herein. New investment techniques or instruments may not be thoroughly tested in the market before being employed and may have operational or theoretical shortcomings which could result in unsuccessful investments and, ultimately, losses to the Fund. In addition, any new investment technique or instrument developed by the Fund may be more speculative than earlier investment techniques or instruments and may involve material and unanticipated risks.

Highly Volatile Markets; FX Risk. Price movements of forwards, futures, derivative contracts and other financial instruments in which the Fund’s assets might be invested can be highly volatile and are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene in certain markets, directly and by regulation, particularly in currencies, futures and options. Such intervention is often intended to directly influence prices and can, together with other factors, cause some or all of these markets to move rapidly in the same direction. The effect of such intervention is often heightened by a group of governments acting in concert.

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Short Selling. The Fund can, but is not expected to, engage in short sales. The extent to which the Fund engages in short sales will depend upon its investment strategy and opportunities. Short selling involves selling securities that are not owned by the short seller and borrowing them for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the investor to profit from a decline in market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. A short sale creates the risk of a theoretically unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost to the Fund of buying those securities to cover the short position. To the extent that the Fund engages in short sales, there can be no assurance that the Fund will be able to maintain the ability to borrow securities sold short. In such cases, the Fund can be “bought in” (i.e., forced to repurchase securities in the open market to return to the lender). There also can be no assurance that the securities necessary to cover a short position will be available for purchase at or near prices quoted in the market. Purchasing securities to close out a short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Short strategies can also be implemented synthetically through various instruments and be used with respect to indices or in the over-the-counter market and with respect to futures and other instruments. In some cases of synthetic short sales, there is no floating supply of an underlying instrument with which to cover or close out a short position and the Fund can be entirely dependent on the willingness of over-the-counter market makers to quote prices at which the synthetic short position can be unwound. There can be no assurance that such market makers will be willing to make such quotes. Short strategies can also be implemented on a leveraged basis. Lastly, even though the Fund secures a “good borrow” of the financial instrument sold short at the time of execution, the lending institution can recall the lent financial instrument at any time, thereby forcing the Fund to purchase the financial instrument at the then-prevailing market price, which could be higher than the price at which such financial instrument was originally sold short by the Fund.

Coronavirus and Public Health Emergencies; Legislative & Regulatory Enactments. From 2020 to 2022, in response to the COVID-19 pandemic, many countries instituted quarantine restrictions and took other measures to limit the spread of the virus. This resulted in labor shortages and disruption of supply chains and contributed to prolonged disruption of the global economy. It is difficult to predict the extent to which the ripple effects of the COVID-19 pandemic will continue to be felt and adversely affect the Fund’s Portfolio Companies. In addition, a widespread reoccurrence of COVID-19 (including any new or variant outbreaks) or another pandemic or global health crisis could increase the possibility of periods of increased restrictions on business operations, labor shortages and disruption of supply chains, which could have a significant adverse impact on the Fund’s and Portfolio Companies’ business, financial condition, results of operations, liquidity and prospective investments and exacerbate many of the other risks discussed herein.

In the event of another pandemic or global health crisis like the COVID-19 pandemic, Portfolio Companies could experience decreased revenues and earnings, which could adversely impact the Adviser’s ability to realize value from such Portfolio Companies and in turn reduce the Fund’s performance. Portfolio Companies in certain sectors, including hospitality, location-based entertainment, retail, travel, leisure and events, office and residential, and in certain geographies could be particularly negatively impacted, as was the case during the COVID-19 pandemic. Portfolio Companies could also face increased credit and liquidity risk due to volatility in financial markets, reduced revenue streams and limited access or higher cost of financing, which could result in potential impairment of the Portfolio Companies. In the event of significant credit market contraction as a result of a pandemic or similar global health crisis, the Fund could be limited in its ability to sell assets at attractive prices or in a timely manner in order to avoid losses and margin calls from credit providers.

A pandemic or global health crisis can be expected to also pose enhanced operational risks. For example, the Adviser’s employees could become sick or otherwise unable to perform their duties for an extended period, and extended public health restrictions and remote working arrangements can be expected to impact employee morale, integration of new employees and preservation of the Adviser’s culture. Remote working environments could also be less secure and more susceptible to hacking attacks, including phishing and social engineering attempts. Moreover,

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the Adviser’s third-party service providers could be impacted by an inability to perform due to pandemic-related restrictions or by failures of, or attacks on, their technology platforms. Additionally, restrictions on immigration and processing of visas and other work permits could affect the work force of the Fund’s Portfolio Companies, some of which rely on foreign talent as an important part of their work force, which could have a material adverse impact on their ability to implement their business plans.

Force Majeure Risk. The Fund and its Portfolio Companies may be affected by force majeure events (i.e., events beyond the control of the party claiming that the event has occurred, including, without limitation, acts of God, fires, floods, earthquakes, hurricanes, tornadoes, landslides, explosions, outbreaks of an infectious disease, pandemic or any other serious public health concern, war, regional armed conflict, terrorism, nationalization of industry and labor strikes). For example, many countries have been affected by natural disasters such as earthquakes, floods, typhoons, drought, heat waves or forest fires that could have a severe impact on the value of, and even destroy, assets in those regions. Health or other government regulations adopted in response to natural calamities may require temporary closure of corporate and governmental offices upon a disaster, which would severely disrupt the Fund’s operations in the affected area. Catastrophic losses may either be uninsurable or insurable at such high rates as to make coverage impracticable. If a major uninsured loss were to occur with respect to any of the Fund’s investments, the Fund could lose both invested capital and anticipated profits. Certain regions in which the Fund invests or conducts activities related to investments may be particularly sensitive to weather and climate conditions. While the Adviser sees economic opportunities in climate change and carbon reduction, global climate change is widely considered to be a significant threat to the global economy. Climate change may cause more extreme weather conditions and increased volatility in seasonal temperatures, which can interfere with operations and increase operating costs, and damage resulting from extreme weather may not be fully insured.

Force majeure events could adversely affect the ability of the Fund, a Portfolio Company or a counterparty to perform its obligations, including but not limited to the construction of its in-process development. The liability and cost arising out of a failure to perform obligations as a result of a force majeure event could be considerable and could be borne by the Fund or a Portfolio Company. In addition, the cost to investments or the Fund of repairing or replacing damaged assets resulting from such force majeure event could be material. Certain force majeure events, such as war, earthquakes, fires or an outbreak of an infectious disease, could have a broader negative impact on the global or local economy and international business activity generally, or in any of the countries in which the Fund may invest specifically, thereby affecting the Fund and the Adviser. Additionally, a major governmental intervention into an industry in light of a force majeure event or otherwise, including the nationalization of an industry or the assertion of control over one or more investments or its assets, could result in a loss to the Fund including if its investment is cancelled, unwound, or acquired (which could be without what the Adviser considers to be adequate compensation) if an investment or Portfolio Company is affected, and any compensation provided by the relevant government may not be adequate. Any of the foregoing may therefore adversely affect the performance of the Fund and its investments. See also “—Coronavirus and Public Health Emergencies, Legislative & Regulatory Enactments” herein.

Availability of Insurance Against Certain Catastrophic Losses. With respect to investments, the Adviser may seek to require the Fund, the Portfolio Company and/or project to obtain liability, fire, flood, extended coverage, rental loss, cyber sabotage and/or terrorism insurance with insured limits and policy specifications that the Adviser, or, if applicable, Portfolio Company management, believes are customary and reasonable. However, certain losses of a catastrophic nature, such as wars, natural disasters, terrorist attacks (including cyber sabotage) or other similar events, may be either uninsurable or insurable only at uneconomically high rates such that no insurance coverage exists or maintenance of such coverage would cause an adverse impact on the related Portfolio Companies. In general, losses related to terrorism and cyber sabotage are becoming harder and more expensive to insure against. In some cases, the insurers exclude terrorism and/or cyber sabotage, in others the coverage against terrorist acts and cyber sabotage is limited, or available only for a significant price. A similar dynamic has been unfolding with respect to certain weather events and earthquakes. As a result, not all investments may be insured against all risks. Furthermore, even when insurance is available and has been procured, formalities must be followed to obtain the benefit of the insurance in the case of a loss event, such as timely delivery of a notice of claim; a failure to follow these formalities could result in voidance of coverage. If a major loss for which insurance is unavailable occurs, the Fund could lose both invested capital in and anticipated profits from the affected investments.

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Legal & Regulatory – Investment

Litigation at the Portfolio Company Level. The acquisition, ownership, operation and disposition of assets carry litigation risks. Litigation may be commenced with respect to activities that took place prior to the acquisition of the investment by the Fund. In addition, at the time of disposition of an individual asset, a potential buyer that does not win an auction may claim that it should have been afforded the opportunity to purchase the asset or alternatively that such potential buyer should be awarded due diligence expenses incurred or statutory damages for misrepresentation relating to disclosure made. Similarly, successful buyers may later sue the Portfolio Company or Fund under various damage theories, including those sounding in tort, for losses associated with latent defects or other problems not uncovered in due diligence.

Documentation and Legal Risks. The Fund, its Portfolio Companies and the investments are governed by a complex series of legal documents and contracts. The intent of the legal documents and contracts might not be clear, and even clear drafting can be misconstrued by counterparties and judges. A dispute over interpretation of any of these documents or contracts could arise, which may result in unenforceability of the contract or other outcome that is adverse to the Fund.

Permits, Approvals and Licenses. A license, approval or permit may be required to acquire certain investments and their direct or indirect holding companies, or registration may be required before an acquisition can be completed. Examples of permits, approvals and licenses necessary to make an investment include antitrust approvals, foreign investment approvals and registrations, and other similar matters. The Fund may require some or all of these licenses, approvals and permits to acquire an asset, and counterparties may also require some or all of these licenses, approvals and permits to acquire assets from the Fund. There can be no guarantee of when and if such a license, approval or permit will be obtained or if the registration will be effected, which may adversely affect the Fund’s ability to acquire and sell assets.

Liabilities on Disposition of Investments. In connection with the disposition of an investment, the Fund may be required to make representations about the business, financial affairs and other aspects of such investment, such as tax liabilities, insurance coverage and litigation. The Fund also may be required to indemnify the purchasers of an investment for losses related to the inaccuracy of any representations and warranties and other agreed upon liabilities. Buyers of Fund assets may sue the Fund under various theories, including breach of contract and tort, for losses they suffer. The Fund may book contingent liabilities on its financial statements, or create cash reserves, at the time of sale to account for any potential liabilities, but these may be insufficient.

OFAC and Sanctions Considerations. Economic sanction laws in the U.S. and other jurisdictions prohibit the Adviser, the Adviser’s professionals and the Fund from transacting in certain countries and with certain individuals and companies. These sanctions, including sanctions imposed on Russia and certain Ukraine territories in response to the crisis in Ukraine are complex, frequently changing, and increasing in number, and they may impose additional prohibitions or compliance obligations on the Adviser. In the U.S., the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) administers and enforces laws, executive orders and regulations establishing U.S. economic and trade sanctions. Such sanctions prohibit transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. These entities and individuals include specially designated nationals, specially designated narcotics traffickers, and other parties. In addition, certain programs administered by OFAC prohibit dealing with individuals or entities in certain countries regardless of whether such individuals or entities appear on the lists maintained by OFAC. Accordingly, the Fund has adopted policies and procedures, in coordination with its service providers, to conform to applicable laws and regulations.

Registration under the U.S. Commodity Exchange Act. Registration of the Adviser with the CFTC as a “commodity pool operator” or any change in the Fund’s, the Adviser’s or its affiliates’ operations (including, without limitation, any change that causes the Adviser or its principals to be subject to certain specified covered statutory disqualifications) necessary to maintain the Adviser’s ability to rely upon an exemption from registration could adversely affect the Fund’s ability to implement its investment program, conduct its operations and/or achieve its objectives and subject the Fund to certain additional costs, expenses and administrative burdens.

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Pay-to-Play Laws, Regulations, and Policies. A number of states and municipal pension plans have adopted “pay-to-play” laws, regulations or policies which prohibit, restrict or require disclosure of payments to and certain contacts with state officials by individuals and entities seeking to do business with state entities, including, advising public retirement funds. The SEC also has adopted rules that, among other things, prohibit an investment adviser from providing advisory services for compensation with respect to a government plan investor for two years after a contribution is made by the advisor or certain of its executives or employees to certain elected officials or candidates. If the Adviser, its affiliates or their respective employees fail to comply with pay-to-play rules, such non-compliance could have an adverse effect on the Fund by, for example, providing the basis for the withdrawal of the affected government plan investor.

Regulatory Proposals with Respect to Investment Advisers. The SEC has also proposed, and can be expected to propose, additional new rules and rule amendments under the Advisers Act. In addition, in August 2024, FinCEN issued a final rule that requires certain investment advisers, including registered investment advisers, to, among other measures, adopt an anti-money laundering and countering the financing of terrorism (“AML/CFT”) program and file certain reports, such as suspicious activity reports, with FinCEN and to maintain additional records related to such activities. The SEC has been delegated responsibility for examining investment advisers’ compliance with these requirements. On July 21, 2025, FinCEN announced its intention to delay the implementation of the rule until January 1, 2028, and to revisit the scope of both this rule and a related proposed rule establishing customer identification program rule requirements for investment advisers. Therefore, the rule may in the future impose additional regulatory obligations related to AML/CFT on the Fund.

Further increases in applicable regulations are expected to result in alterations to how the Adviser operates its business and/or the Fund, as well as the Adviser’s implementation of the Fund’s investment strategy, to significantly increase compliance burdens and associated costs (which, to the extent permitted under the Governing Documents and consistent with applicable law will be treated as Fund expenses) and to possibly restrict the ability to receive certain expense reimbursements in certain circumstances.  This regulatory complexity, in turn, may increase the need for broader insurance coverage by fund managers and increase such costs and expenses charged to the Fund and its investors. Additional regulation may also increase the Adviser’s and the Fund’s cost of entering into and maintaining relationships with their service providers and may limit the number of service providers and/or costs of engaging with service providers, in a manner detrimental to the Adviser or the Fund. In addition, additional regulation could increase the risk of exposure of the Fund and the Adviser to additional regulatory scrutiny, litigation, censure and penalties for noncompliance or perceived noncompliance, which in turn would be expected to adversely (potentially materially) affect the Adviser and the Fund’s reputation and to negatively impact the Fund in conducting its business. There can be no assurance that any new SEC regulation will not have a material adverse effect on the Adviser, the Fund, their investments and/or the Shareholders or that such rules or amendments will not materially reduce returns to the Shareholders.

Corporate Transparency Act. In January 2024, the U.S. Corporate Transparency Act and its beneficial ownership information reporting requirements (collectively, the “CTA”) became effective, requiring certain legal entities to report beneficial ownership information to the U.S. Department of the Treasury’s Financial Crimes Enforcement Network (“FinCEN”). On March 21, 2025, FinCEN issued an interim final rule (“IFR”) which was published in the Federal Register on March 26, 2025. The IFR reduces the scope of the CTA’s reporting requirements to apply only to foreign entities registered to do business in a U.S. state or territory. However, the CTA or any other similar rules, including those imposed by non-U.S. regulators, U.S. states or other authorities, may impose increased compliance costs, regulatory obligations and reporting burdens on the Fund.

Change of Law Risk. In addition to the risks regarding regulatory approvals, it should be noted that government counterparties or agencies may have the discretion to implement or change or increase regulation of the operations of the Fund and its Portfolio Companies. The Fund and its Portfolio Companies also could be materially and adversely affected as a result of statutory or regulatory changes or judicial or administrative interpretations of existing laws and regulations that impose more comprehensive or stringent requirements. Governments have considerable discretion in implementing regulations, including, for example, the possible imposition or increase of taxes on income earned by or from a Portfolio Company or gains recognized by the Fund on its investment in a Portfolio Company, that could impact the Portfolio Company’s business as well as the Fund’s return on investment.

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Cyber Security & Operational Risk

Cyber Security Breaches, Identity Theft, Denial of Service Attacks, Ransomware Attacks, and Social Engineering Attempts. Cyber security incidents, cyber-attacks, denial of service attacks, ransomware attacks, and social engineering attempts (including business email compromise attacks) have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future (including as a consequence of COVID-19 and the increased frequency of virtual working arrangements). There have been a number of recent highly publicized cases involving the dissemination, theft and destruction of corporate information or other assets, as a result of a failure to follow procedures by employees or contractors or as a result of actions by a variety of third parties, including nation state actors and terrorist or criminal organizations. The Adviser, the Fund, the Portfolio Companies, their service providers and other market participants increasingly depend on complex information technology and communications systems to conduct business functions, and their operations rely on the secure processing, storage and transmission of confidential and other information in their systems and those of their respective third-party service providers. These information, technology and communications systems are subject to a number of different threats or risks that could adversely affect the Adviser, the Fund, the Shareholders and the Portfolio Companies. For example, the information and technology systems of the Adviser, the Fund, its Portfolio Companies and other related parties, such as service providers, may be vulnerable to damage or interruption from cyber security breaches, computer viruses or other malicious code, ransomware attacks, network failures, computer failures, infiltration by unauthorized persons and other security breaches, usage errors by their respective professionals or service providers power outages or catastrophic events such as fires, tornadoes, floods, hurricanes, earthquakes, wars and terrorist attacks. Third parties may also attempt to fraudulently induce employees, customers, third-party service providers or other users of the Adviser’s, the Fund’s, the Portfolio Companies’, or their respective service providers’ systems to disclose sensitive information in order to gain access to the Adviser’s, the Fund’s or the Portfolio Companies’ data or that of the Shareholders.

If unauthorized parties gain access to any information and technology systems of the Adviser, the Fund, or the Portfolio Companies, they may be able to steal, publish, delete or modify private and sensitive information, including non-public personal information related to Shareholders (and their beneficial owners) and material non-public information. Although the Adviser has implemented, and Portfolio Companies and service providers may implement, various measures to manage risks relating to these types of events, such systems could prove to be inadequate and, if compromised, could become inoperable for extended periods of time, cease to function properly or fail to adequately secure private information. There also have been several publicized cases of ransomware where hackers have requested ransom payments in exchange for not disclosing client or customer information or restoring access to information technology or communications systems. The Adviser does not control the cyber security plans and systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to the Adviser, the Fund and its Portfolio Companies, each of which could be negatively impacted as a result. Breaches such as those involving covertly introduced malware, impersonation of authorized users and industrial or other espionage may not be identified even with sophisticated prevention and detection systems, potentially resulting in further harm and preventing them from being addressed appropriately. The failure of these systems or of disaster recovery plans for any reason could cause significant interruptions in the Adviser’s, the Fund’s and a Portfolio Company’s operations and result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to Shareholders (and their beneficial owners), material non-public information and the intellectual property and trade secrets and other sensitive information in the possession of the Adviser and Portfolio Companies. The Adviser, the Fund or a Portfolio Company could be required to make a significant investment to remedy the effects of any such failures, harm to their reputations, legal claims that they and their respective affiliates may be subjected to, regulatory action or enforcement arising out of applicable privacy and other laws, adverse publicity, other events that may affect their business and financial performance. See “—Availability of Insurance Against Certain Catastrophic Losses” herein.

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Portfolio Company Reliance on Technology. The Fund may invest in Portfolio Companies whose performance may be highly correlated with their ability to successfully implement new technology and/or exploit existing technologies. The technology sector is challenged by various factors, including rapidly changing market conditions and participants, new competing products and services and improvements in existing products and services. There is no assurance that products or services sold by Portfolio Companies will not be rendered obsolete or adversely affected by competing products and services or other challenges. In the event that the technology sector declines or that Portfolio Companies are unable to utilize technology successfully and competitively, returns to Shareholders may decrease.

Data Protection. Regulations related to privacy, data protection and information security could increase costs, and a failure to comply could result in fines, sanctions or other penalties which could materially and adversely affect the results or operations of an investment, a Portfolio Company or the Adviser, each of which could have an adverse impact on the Fund. As privacy, data protection and information security laws are implemented, interpreted and applied, compliance costs may increase.

The European Union General Data Protection Regulation (“EU GDPR”) entered into force on May 25, 2018. The UK is no longer a member of the EU, but has retained and transposed the GDPR into its domestic law by virtue of the European Union (Withdrawal) Act 2018 (the body of law retained in the UK referred to here as the “UK GDPR”). The EU GDPR, UK GDPR and similar privacy and data protection regulations impose stringent obligations on the processing of personal data of data subjects (natural persons), and such obligations can apply on an extraterritorial basis. The EU GDPR applies to the processing of personal data of data subjects (natural persons) (i) in the context of the activities of an establishment in European Economic Area (“EEA”) and (ii) by organizations outside the EEA that offer goods or services to data subjects in the EEA, or that monitor the behavior of data subjects in the EEA. The UK GDPR applies to the processing of personal data (i) in the context of the activities of an establishment in the UK and (ii) by organizations outside the UK that offer goods or services to data subjects in the UK, or that monitor the behavior of data subjects in the UK.

Personal data, personal information and similar terms can be broadly construed under data privacy and data protection laws. For the purposes of the EU GDPR and the UK GDPR, personal data is information that can be used to identify a natural person, including a name, a photo, an email address, or a computer IP address. The EU GDPR, the UK GDPR and other similar data protection laws provide greater protection for data subjects by requiring, amongst other things, personal data to be processed lawfully in a fair and transparent manner, to be collected for specified, explicit and legitimate purposes, and to be limited to what is adequate or necessary in relation to those purposes. Data controllers must be able to respond to the rights of data subjects, which includes the right of individuals to access their personal data, to seek to rectify inaccurate data, to have personal data erased where processing is no longer required, to seek to restrict the processing of their personal data, and to object to the processing of their personal data.

Data privacy laws, including regulations still in proposed or draft form, also impose restrictions on the transfers of data (both personal and non-personal data) internationally. The EEA and U.S. governments have recently concluded a data privacy framework (the “Data Privacy Framework”) for transatlantic transfers of personal data, which has been separately extended to transfers of personal data from the UK to the U.S. Although optional, if the Adviser, Portfolio Company or their respective affiliates choose to participate in the Data Privacy Framework, it will require a certification process and may involve operational changes. Data privacy laws, including certain regulations still in proposed or draft form, impose other restrictions on international transfers of data (both personal and non-personal data) which may result in additional costs for the Adviser and the Portfolio Companies, and therefore the Fund.

Monitoring and complying with the above and other data privacy obligations, certain of which continue to be subject to ongoing judicial and regulatory interpretation, may require the dedication of substantial time and financial resources which may also increase over time, thus affecting returns that would otherwise be available to investors.

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Certain violations of these data protection laws may result in penalties and losses such as significant administrative fines, e.g., in the case of the EU GDPR, up to 20,000,000 Euro, or in the case of an undertaking, up to four percent of the total worldwide annual turnover of the preceding financial year, whichever is higher. Any failure by a controller of personal data to comply with its privacy and data protection related obligations may result in significant liability, which could have an adverse effect on the reputation of that party and its business, thereby potentially having an adverse effect on investors in the Fund. The costs of compliance with, and/or other burdens imposed by, the EU GDPR, the UK GDPR and other applicable data protection laws will be borne (whether directly or indirectly) by the Fund and may, therefore, affect any returns that would otherwise be available to investors in the Fund.

Further legislative evolution in the field of data protection and privacy is expected. For example, the EU Commission’s Regulation on Privacy and Electronic Communications (the “ePrivacy Regulation”) will replace the current Directive 2002/58/Ec Of The European Parliament and of The Council of 12 July 2002. The ePrivacy Regulation will update the legal framework regarding privacy in electronic communications and will likely apply to providers of such services to end users in the EU. The ePrivacy Regulation is in the process of being discussed and finalized and is expected to come into force within the next few years. There is also likely to be further divergence between EEA and UK data protection laws in the future, as the UK has proposed amendments to the UK GDPR via the Data Protection and Digital Information (No. 2) Bill. This may create a greater dual regulatory compliance burden on organizations that are subject to both regimes, and a diverging UK regime may result in the UK re-evaluating the adequacy of the UK data protection framework, resulting in additional compliance costs when sending data from the EEA to the UK. The UK and EEA are considering or have enacted a variety of other laws and regulations relating to data such as the NIS 2 Directive (EEA), the Digital Operational Resilience Act (EEA), the Data Act (EEA), Data Governance Act (EEA), Financial Data Access Regulation (EEA), Digital Services Act (EEA), Online Safety Act (UK) and the Artificial Intelligence Act (EEA) (the latter of which is discussed under “—Artificial Intelligence Developments” herein), all of which could have a material impact on the Fund and the operations of a Portfolio Company. The Adviser cannot predict how these and other data protection laws may develop, or how they will be applied or interpreted by regulators and courts, and it may result in the business practices of the Adviser or a Portfolio Company changing in a manner which adversely affects the Fund.

Technological, Scientific, and Other Innovations. Recent technological, scientific and other innovations have disrupted numerous established industries and those with incumbent power in them. As technological, scientific and other innovation continues to advance rapidly, it could impact one or more of the Fund’s strategies. Moreover, given the pace of innovation in recent years, the impact on a particular investment may not have been foreseeable at the time the Fund made such investment and may adversely impact the Fund and/or its Portfolio Companies. Furthermore, the Adviser could base investment decisions on views about the direction or degree of innovation that prove inaccurate and lead to losses.

Additional Cybersecurity Risk. Cybersecurity and data protection have become top priorities for regulators around the world. Many jurisdictions in which the Adviser operates have laws and regulations relating to privacy, data protection and cybersecurity, including, as examples EU GDPR and the California Privacy Rights Act (“CPRA”). In addition, in February 2022, the SEC proposed rules regarding registered investment advisers’ and funds’ cybersecurity risk management, which would require them to adopt and implement cybersecurity policies and procedures, enhance disclosures concerning cybersecurity incidents and risks in regulatory filings, and investment advisers to promptly report certain cybersecurity incidents to the SEC. If this proposal is adopted, it could increase the Adviser’s compliance costs and potential regulatory liability related to cybersecurity. Some jurisdictions have also enacted or proposed laws requiring companies to notify individuals and government agencies of data security breaches involving certain types of personal data.

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Additional Artificial Intelligence Risk. The Adviser, the Fund and the Portfolio Companies intend to avail themselves of the benefits, insights and efficiencies that are available through the use of AI Technologies. However, the use of AI Technologies presents a number of risks that cannot be fully mitigated. For example, AI Technologies are highly reliant on the collection and analysis of large amounts of data and complex algorithms, but it is not possible or practicable to incorporate all relevant data into models that AI Technologies utilize to operate. Moreover, with the use of AI Technologies, there often exists a lack of transparency of how inputs are converted to outputs and the Adviser cannot fully validate this process and its accuracy. The accuracy of such inputs and the resulting impact on the results of AI Technologies cannot be verified and could result in a diminished quality of work product that may include or be derived from inaccurate or erroneous information. Further, inherent bias in the construction of AI Technologies can lead to a wide array of risks including but not limited to accuracy, efficacy and reputational harm. Therefore, it is expected that data in such models will contain a degree of inaccuracy and error, and potentially materially so, and that such data as well as algorithms in use could otherwise be inadequate or flawed, which would be likely to degrade the effectiveness of AI Technologies and could adversely impact the Adviser, the Fund or Portfolio Companies and investments to the extent they rely on the work product of such AI Technologies. At the same time, any interruption of access to or use of AI Technologies may impede the ability of the Adviser, the Fund and Portfolio Companies to generate information and analysis that could be beneficial to them and their business, financial condition and results of operations. AI Technologies may also be competitive with certain business activities or increase the obsolescence of certain organizations’ products or services, particularly as AI Technologies improve. This could also have an adverse impact on Portfolio Companies, the Adviser and the Fund.

AI Technologies can also be misused or misappropriated by third parties and/or employees of the Adviser or Portfolio Companies. For example, there is a risk that a user may input confidential information, including material non-public information, or personal identifiable information, into AI Technologies applications, resulting in such information becoming part of a dataset that is accessible by other third-party AI Technologies applications and users including competitors of the Adviser, the Fund and its Portfolio Companies. Moreover, the Adviser, the Fund and Portfolio Companies will not necessarily be in a position to control the manner in which third-party AI Technologies are developed or maintained or the manner in which third parties use AI Technologies to provide services, even where they have sought contractual protections. The use of AI Technologies, including potential inadvertent disclosure of confidential Adviser, Fund or Portfolio Company information or personal identifiable information, could also lead to legal and regulatory investigations and enforcement actions. AI Technologies and their current and potential future applications including in the private investment and financial sectors, as well as the legal and regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of current or future risks related thereto. For more information on risks relating to information security, see also “—Cyber Security Breaches, Identity Theft, Denial of Service Attacks, Ransomware Attacks, and Social Engineering Attempts” and “— Cybersecurity and Data Protection” herein.

[The Adviser expects to be involved in the collection of such data and/or development of proprietary AI Technologies in the ordinary course. To this end, the Fund will pay and bear all expenses and fees associated with developing and maintaining such technology, including the costs of any professional service providers, subscriptions and related software and hardware, server infrastructure and hosting, internal Adviser expenses, fees, charges and/or related costs incurred, charged or specifically attributed or allocated (based on methodologies determined by the Adviser) to the Fund, the Adviser or their affiliates in connection with such AI Technologies.]

Regulations related to AI Technologies may also impose certain obligations on organizations, and the costs of monitoring and responding to such regulations, as well the consequences of non-compliance, could have an adverse effect on the Adviser, the Fund and Portfolio Companies. For example, the EU is in the process of introducing a new regulation applicable to certain AI Technologies and the data used to train, test and deploy them (the “EU AI Act”). Once in effect, the EU AI Act would impose material requirements on both the providers and deployers of AI Technologies, with infringement punishable by sanctions of up to 7% of annual worldwide turnover or EUR 35 million (whichever is higher) for the most serious breaches. Complying with the EU AI Act, once effective, and other regulations related to AI Technologies, could involve material compliance costs and/or adversely affect the operations or results of the Adviser and Portfolio Companies, and have an adverse impact on the Fund.

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Electronic Delivery of Certain Documents. To the extent permitted by applicable law, shareholders consent to electronic delivery (including email or posting on the Fund’s website or other internet service in accordance with the Declaration of Trust and applicable law) of (i) any notices or communications required or contemplated to be delivered to the Shareholder by the Adviser, pursuant to applicable law or regulation (including, without limitation, the Advisers Act and the U.S. Gramm-Leach-Bliley Act of 1999, as amended), at the option of the person making such delivery and (ii) other notices, requests, demands or consents or other communications and any financial statements, reports, schedules, certificates or opinions required to be provided to the Shareholders or under any other agreement that may be applicable to a Shareholder’s investment in the Fund. There are certain risks (e.g., slow downloading time and system outages) associated with electronic delivery. Moreover, the Adviser cannot provide any assurance that these communication methods are secure and will not be responsible for any computer viruses, problems or malfunctions resulting from any computer viruses or related problems that may be associated with the use of an internet-based system.

Handling of Mail. Mail addressed to the Fund and received at its registered office will be forwarded unopened to the forwarding address of the Adviser supplied by the Adviser. None of the Fund, the Adviser or any of its or their directors, officers, advisors or service providers will bear any responsibility for any delay howsoever caused in mail reaching the forwarding address.

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MANAGEMENT OF THE FUND

Further Information Regarding Management of the Fund

Information regarding the Trustees and Officers of the Fund, including brief biographical information, is set forth below.

Board of Trustees

The Trustees of the Fund, their ages, addresses, positions held, lengths of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other Trusteeships, if any, held by the Trustees, are shown below. The Trustees have been divided into two groups—Interested Trustees and Independent Trustees. As set forth in the Fund’s Declaration of Trust, each Trustee’s term of office shall continue until their death, resignation or removal. The address of each Trustee is care of the Secretary of the Fund at 767 Fifth Avenue, New York, New York 10153.

Name, Position(s) Held with Registrant and Year of Birth*	Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees

Hal Louis Avidano (1978)	Since inception	Founder/Member, Chelsea Harbor Partners, LLC (February 2025–present); Managing Director, Partners Group (USA) Inc. (September 2008–May 2024); Board Member, Idera, Inc. (May 2019–March 2024)	1	None

Alastair Short (1953)	Since inception	President, Apex Capital Corporation (personal investment vehicle) (1989–present)	1	Independent Trustee, VanEck Funds; Independent Trustee and Chair of the Governance and Nominating Committee, VanEck ETFs; Chair and Independent Director, EULAV Asset Management; Chair and Independent Director, Total Fund Solution; Independent Director and Chair of the Audit Committee, Contingency Capital, LLC. Formerly, Independent Director, Tremont offshore funds

David Silvera, Chairman (1964)	Since inception	Chief Executive Officer, Phoenix Merchant Group (August 2025–January 2026); President, Lubert Adler Partners (July 2024–August 2025); Head of Alternative Real Estate, ORIX Corporation USA (June 2022–December 2023); COO and Head of Corporate Development, Angel Oak Capital Advisors, LLC (July 2014–June 2022)	1	None

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Name, Position(s) Held with Registrant and Year of Birth*	Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee***

Jeffrey Carter Iverson (1974)	Since inception	Partner and Chief Operating Officer, Eldridge Capital Management (January 2025–present); Operating Partner, Eldridge Industries (November 2022–January 2025); Managing Director, The Blackstone Group (November 2013–April 2022)	1	Board member, Eldridge AAA CLO UCITS ETF (Eldridge sponsored, Luxembourg domiciled UCITS fund)

*	Each of the Independent Trustees serves on the Board’s Audit and Nominating and Governance Committees.
**	“Fund Complex” comprises registered investment companies for which the Adviser or an affiliate of the Adviser serves as investment adviser.
***	“Interested person,” as defined in the 1940 Act, of the Fund. Jeffrey Carter Iverson is an interested person of the Fund due to their affiliation with the Adviser.

Officers

Certain biographical and other information relating to the officers of the Fund who are not Trustees, is set forth below, including their ages, addresses, positions held, lengths of time served and their principal business occupations during the past five years.

Name, Position(s) held with Registrant, Year of Birth and Address*	Length of Time Served	Principal Occupation During Past 5 Years
Nicholas Sandler Chief Executive Officer and President (1980)	Since inception	Co-President and Co-Head of Diversified Credit, Eldridge Capital Management (January 2025–present); President and Chief Executive Officer, Stonebriar ABF Holdings (April 2016–present)

Aaron Simkovich Chief Financial Officer and Treasurer (1981)	Since inception	Managing Director, Eldridge Capital Management (January 2025–present); Chief Financial Officer, Maranon Capital LP (June 2013–December 2024)

Meredith Elizabeth Dodd Chief Legal Officer and Secretary (1990)	Since inception	Managing Director, Eldridge Industries, LLC (July 2025-present); Partner, Counsel, Simpson Thacher & Bartlett LLP (March 2023–June 2025); Senior Counsel, Associate, Fried, Frank, Harris, Shriver & Jacobson LLP (October 2019–March 2023)

William Kimme Chief Compliance Officer (1962)	Since inception	Senior Vice President, Head of Compliance, Northern Lights Compliance Services, LLC (September 2011–present)

Viktoriya Pallino AML Officer (1995)	Since inception	Senior Compliance Analyst, Northern Lights Compliance Services, LLC (August 2024–present); Senior Legal Administrator, Ultimus Fund Solutions, LLC (October 2017–August 2024)

*	The address of each officer is care of the Secretary of the Fund at 767 Fifth Avenue, Floor 17, New York, New York 10153.

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Biographical Information and Discussion of Experience and Qualifications of Trustees

The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this SAI, that each Trustee should serve as a Trustee of the Fund.

Independent Trustees

Hal Louis Avidano. Mr. Avidano has served as Independent Trustee of the Fund since 2026. He has served as Founder and Member of Chelsea Harbor Partners, LLC, an advisory services firm, since February 2025. Prior to founding Chelsea Harbor Partners, from September 2008 to May 2024, Mr. Avidano held various roles at Partners Group (USA) Inc., including Managing Director and Co-Head of North American Private Equity Partnership Investments, where he was responsible for sourcing, underwriting, and executing private equity primary fund investments, secondary fund investments, and co-investments. Mr. Avidano also served as a Board Member of Idera Inc. from May 2019 to March 2024, including service on the Audit Committee. Prior to Partners Group, Mr. Avidano was a Vice President at Lehman Brothers in the Leveraged Finance Group and practiced law at White & Case LLP and Moses & Singer LLP. Mr. Avidano has extensive experience in private equity investing, fund product development, and corporate governance. Mr. Avidano holds a J.D. from the University of Pennsylvania Law School and a B.A. in Psychology from the University of Rochester, and is admitted to the New York state bar.

Alastair Short. Mr. Short has served as Independent Trustee of the Fund since 2026. He is Chair of the Board’s Audit Committee. Mr. Short has served as an Independent Trustee of VanEck Funds since June 2004 and of VanEck ETFs since December 2006. He has served as Chair and Independent Director of EULAV Asset Management since January 2021, as Independent Director and Audit Committee Chair of Contingency Capital, LLC since June 2021, and as Chair and Independent Trustee of Total Fund Solution since September 2021. Mr. Short has extensive fund governance experience, having served as Chair of the Audit Committee of the VanEck Funds and VanEck ETFs, and as current Chair of the Governance and Nominating Committee of VanEck ETFs. He has substantial experience in corporate and securities law and in making illiquid, structured, negotiated investments as a principal. Mr. Short also serves as Trustee of Kenyon Review and Trustee of Children’s Village. Mr. Short has a B.A. (magna cum laude) from Queen’s University in Kingston, Ontario, Canada, a J.D. (magna cum laude) from Osgoode Hall Law School in Toronto, Ontario, Canada, and a Certificat de Maitrise en Droit Communautaire (mention ‘bien’) from l’Université de Paris II, Paris, France.

David Silvera. Mr. Silvera has served as Independent Trustee of the Fund since 2026. He is Chair of the Board and Chair of the Board’s Nominating and Governance Committee. He most recently served as Chief Executive Officer of Phoenix Investments, a vertically integrated asset and liability origination and asset management firm, from August 2025 to January 2026. Prior to that, Mr. Silvera served as President of Lubert Adler, a private equity and credit real estate investor, from July 2024 to August 2025, and as Head of Alternative Real Estate Asset Management at ORIX USA from June 2022 to December 2023. From July 2014 to June 2022, Mr. Silvera served as Chief Operating Officer and Head of Corporate Development at Angel Oak Companies, where he helped grow assets under management from approximately $3 billion to over $20 billion, led the internalization of the mutual fund platform, and launched multiple funds, including an interval fund and two closed-end funds. Mr. Silvera has over 30 years of experience in fund formation, governance, and alternative-asset investing, with deep expertise in private credit, non-agency mortgages, structured credit, and direct lending strategies. Mr. Silvera holds an M.B.A. from the Wharton School of the University of Pennsylvania and a B.A. from Columbia College, Columbia University.

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Interested Trustee

Jeffrey Carter Iverson. Jeffrey Iverson served as Operating Partner at Eldridge Industries from November 2022 to January 2025, and, beginning on January 2025, serves as Partner and Chief Operating Officer at Eldridge Capital Management, with broad responsibility across operations and technology. He also serves on the board of TAAA, an Eldridge-sponsored, Luxembourg-domiciled UCITS fund. Prior to joining Eldridge, Mr. Iverson served as a Managing Director at The Blackstone Group from November 2013 to April 2022, where he held roles including Chief Operating Officer of Blackstone Insurance Solutions and General Counsel and Chief Compliance Officer across several Blackstone businesses. Mr. Iverson has over 25 years of experience in asset management, investment banking, and law, with particular expertise in fund governance, risk management, and regulatory compliance. Earlier in his career, he practiced corporate and securities law at Weil, Gotshal & Manges LLP and Cooley Godward LLP, and served in legal and operational roles at Lehman Brothers and Nomura International. Mr. Iverson holds a J.D. from the University of California, Davis School of Law and a B.A. magna cum laude from the University of Colorado.

Trustee Share Ownership

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies Overseen by the Trustee as of [   ], 2026, is set forth in the table below.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees:
Hal Louis Avidano	None*	None*
Alastair Short	None*	None*
David Silvera	None*	None*
Interested Trustee:
Jeffrey Carter Iverson	None*	None*

*	As the Fund is newly offered, as of [ ], 2026, none of the Trustees or officers of the Fund, as a group, owned any Shares of the Fund.

As to each Independent Trustee and their immediate family members, no person owned beneficially or of record securities of an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

Trustee Compensation

The Fund’s Trustees who do not also serve in an executive officer capacity for the Fund or the Adviser are entitled to receive annual cash retainer fees and annual fees for serving as a committee chairperson, each paid quarterly, and may be reimbursed for expenses incurred in connection with service as a Trustee. The following table sets forth the anticipated compensation to be paid to the Fund’s Independent Trustees for the Fund’s initial fiscal year. The Fund will not pay compensation to the Trustees who also serve in an executive officer capacity for the Fund or the Adviser.

45

Name of Person, Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex
Independent Trustees
Hal Louis Avidano	$60,000	$0	$0	$60,000
Alastair Short	$70,000	$0	$0	$70,000
David Silvera	$70,000	$0	$0	$70,000

Compensation of the Portfolio Managers

Compensation packages at Eldridge are structured such that Eldridge’s employees have a vested interest in the growth and continued success of the firm. A Portfolio Manager’s compensation is comprised of a competitive base salary, and a discretionary performance-driven bonus based on firm, team and individual performance, paid annually. In addition, some employees may be eligible for other long-term reward programs. As part of Eldridge’s efforts to attract and retain top-tier talent in the market, Eldridge actively reviews market compensation from its peers from available sources to ensure its compensation remains competitive.

Other Accounts Managed by the Portfolio Managers

The following table lists the number and types of accounts, other than the Fund, managed by the Fund’s primary portfolio managers and assets under management in those accounts, as of May 29, 2026.

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Management Fee is Performance- Based	Assets Managed for which Management Fee is Performance- Based (in thousands)
Jeff Forlizzi
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	4	$1,310,464,618	4	$1,310,465
Other Accounts	0	N/A	0	N/A

Nicholas Sandler
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	4	$1,310,464,618	4	$1,310,465
Other Accounts	2	$7,290,812,387	0	N/A

Peter Kelley
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	4	$1,310,464,618	4	$1,310,465
Other Accounts	0	N/A	0	N/A

46

Portfolio Managers’ Ownership of Securities

None of the Fund’s primary portfolio managers owned Shares as of the date of this SAI.

Codes of Ethics

The Fund, the Adviser and the Distributor have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to these codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the applicable code’s requirements. The codes of ethics are included as exhibits to the registration statement of which this Statement of Additional Information forms a part. In addition, the codes of ethics are available on the EDGAR database on the SEC’s website at http://www.sec.gov. Shareholders may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Proxy Voting Policies

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures. Copies of the Adviser’s proxy policies and procedures are included as Appendix A to this SAI.

The Fund will be required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, by calling the Fund at [   ] or (ii) by visiting the SEC’s website at www.sec.gov.

47

PORTFOLIO TRANSACTIONS

The Adviser focuses on investments in private securities and generally purchases and sells such investments through privately negotiated transactions in which the services of a broker-dealer may or may not be retained. However, the Adviser reserves the right to distribute securities to the Fund or sell such securities, including through using a broker-dealer, including when a public trading market exists. Although the Adviser does not intend to regularly engage in public securities transactions, to the extent it does so, it would generally follow the brokerage practices described below.

If the Adviser sells publicly traded securities for the Fund, the Adviser is responsible for directing orders to broker-dealers to effect securities transactions for the Fund. In such event, the Adviser will seek to select brokers on the basis of best price and execution capability. In selecting a broker to execute client transactions, the Adviser reserves the right to consider a variety of factors, including: (i) execution capabilities with respect to the relevant type of order; (ii) commissions charged; (iii) the reputation of the firm being considered; and (iv) responsiveness to requests for trade data and other financial information.

Consistent with the Adviser seeking to obtain best execution, brokerage commissions on Fund transactions are permitted to be directed to brokers in recognition of research furnished by them, although the Adviser generally does not make use of such services at the current time and has not made use of such services since its inception. To the extent the Adviser engages in any such soft dollar transactions in the future, it will seek to comply with the safe harbor set forth in Section 28(e) of the Securities Exchange Act of 1934, as amended, and adopt any necessary policies and procedures.

The Adviser is permitted, but not obligated, to purchase or sell securities for the Fund and other clients at approximately the same time. Such orders may be combined or “batched” to facilitate obtaining best execution and/or to reduce brokerage commissions or other costs. Batched transactions are executed in a manner intended to ensure that no participating client of the Adviser is favored over any other client. To the extent such orders are not batched, they may have the effect of increasing brokerage commission or other costs.

To the extent permitted by applicable law, clients of the Adviser potentially will refinance or otherwise purchase debt obligations owned by another client, including predecessor clients. Any cross-Fund or client transactions will typically be effectuated after disclosure of the terms and client consent, which may often be authorized to be given by a client’s advisory committee.

48

CERTAIN ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangements or entities subject to Title I of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (an “ERISA Plan”), and persons who are fiduciaries with respect to an “individual retirement account” (an “IRA”), Keogh Plan or another arrangement or entity which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) (together with ERISA Plans, “Benefit Plans”) should consider, among other things, the matters described below before determining whether to invest in the Fund.

The following discussion of certain ERISA considerations is based on statutory authority and judicial and administrative interpretations as of the date of this SAI and is designed only to provide a general understanding of certain basic issues. Accordingly, this discussion should not be considered legal advice, and the trustees and other fiduciaries of each Benefit Plan are encouraged to consult their own legal advisors on these matters.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. Fiduciaries of such plans or arrangements also should confirm that investment in the Fund is consistent, and complies, with the governing provisions of the plan or arrangement, including any eligibility and nondiscrimination requirements that may be applicable under law with respect to any “benefit, right or feature” affecting the qualified status of the plan or arrangement, which may be of particular importance for participant-directed plans given that the Fund sells Shares only to Eligible Investors, as described herein. If a fiduciary with respect to any such ERISA Plan breaches its responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself may be held liable for losses incurred by the ERISA Plan as a result of such breach. Fiduciaries of Benefit Plans that are not subject to Title I of ERISA but that are subject to Section 4975 of the Code (such as IRAs and Keogh Plans) should consider carefully these same factors.

ERISA and the DOL regulations, promulgated thereunder, as modified by Section 3(42) of ERISA (collectively, the “Plan Assets Rules”), treat the assets of certain pooled investment vehicles as “plan assets” for purposes of, and subject to, the fiduciary responsibility and prohibited transaction provisions of Title I of ERISA and Section 4975 of the Code (“Plan Assets”). The Plan Assets Rules provide, however, that, in general, funds registered as investment companies under the 1940 Act are not deemed to be subject to the fiduciary responsibility or prohibited transaction provisions of ERISA or Section 4975 of the Code merely because of investments made in the fund by Benefit Plans. Accordingly, the underlying assets of the Fund should not be considered to be the Plan Assets of the Benefit Plans investing in the Fund for purposes of ERISA’s (or the Code’s) fiduciary responsibility and prohibited transaction rules. Thus, the Adviser should not be considered a fiduciary within the meaning of ERISA or the Code by reason of its authority with respect to the Fund.

The Fund will require a Benefit Plan (and each person causing such Benefit Plan to invest in the Fund) to represent that it, and any such fiduciaries responsible for such Benefit Plan’s investments (including in its individual or corporate capacity, as may be applicable), are aware of and understand the Fund’s investment objective, policies and strategies, that the decision to invest the assets of a Benefit Plan in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

49

Benefit Plans may be required to report certain compensation paid by the Fund (or by third parties) to the Fund’s service providers as “reportable indirect compensation” on Schedule C to IRS Form 5500 (“Form 5500”). To the extent that any compensation arrangements described herein constitute reportable indirect compensation, any such descriptions are intended to satisfy the disclosure requirements for the alternative reporting option for “eligible indirect compensation,” as defined for purposes of Schedule C to Form 5500.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this SAI is general, does not purport to be a thorough analysis of ERISA or the Code, may be affected by future publication of regulations and rulings and should not be considered legal advice. Potential investors that are Benefit Plans and their fiduciaries should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares. Employee benefit plans that are not subject to the requirements of ERISA or Section 4975 of the Code (such as governmental plans, non-U.S. plans and certain church plans) may be subject to similar rules under other applicable laws or documents, and also should consult their own advisers as to the propriety of an investment in the Fund.

By acquiring Shares of the Fund, a Shareholder acknowledges and agrees that: (i) any information provided by the Fund, the Adviser or any of their respective affiliates (including information set forth in the Prospectus and this SAI) is not a recommendation to invest in the Fund and that none of the Fund, the Adviser or any of their respective affiliates is undertaking to provide any investment advice to the Shareholder (impartial or otherwise), or to give advice to the Shareholder in a fiduciary capacity in connection with an investment in the Fund and, accordingly, no part of any compensation received by the Adviser or any of its affiliates is for the provision of investment advice to the Shareholder; and (ii) the Adviser and its affiliates have a financial interest in the Shareholder’s investment in the Fund on account of the fees and other compensation they expect to receive from the Fund as disclosed in this SAI, the Prospectus, the Declaration of Trust and the other documents governing the Fund.

50

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Shareholders who beneficially own more than 25% of the outstanding voting securities of the Fund may be deemed to be a “control person” of the Fund for purposes of the 1940 Act. As of [   ], 2026, the only Shares of the Fund were owned by an affiliate of the Adviser.

51

FINANCIAL STATEMENTS

[To be provided by amendment.]

52

PART C

OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)	Financial Statements:

Part A: None.

Part B: Report of Independent Registered Public Accounting Firm, Statement of Assets and Liabilities, Statement of Operations, Notes to Financial Statements(2)

(2)	Exhibits:

(a)	(1)	Certificate of Trust(1)

(2)	Certificate of Amendment to Certificate of Trust(1)

(3)	Certificate of Amendment to Certificate of Trust(1)

(4)	Amended and Restated Agreement and Declaration of Trust(1)

(b)	By-Laws(1)

(c)	Not applicable.

(d)	Form of Multiple Class Plan(2)

(e)	Dividend Reinvestment Plan(2)

(f)	Not applicable.

(g)	(1)	Investment Advisory and Management Agreement(2)

(2)	Subsidiary Investment Advisory and Management Agreement(2)

(h)	(1)	Distribution Agreement(2)

(2)	Form of Dealer Agreement(2)

(3)	Distribution and Servicing Plan(2)

(i)	Not applicable.

(j)	(1)	Custodial Agreement(2)

(2)	Document Custody Agreement(2)

(k)	(1)	Master Services Agreement(2)

(2)	Fund Accounting Addendum(2)

(3)	Fund Administration Addendum(2)

(4)	Transfer Agent and Shareholder Servicing Addendum(2)

(5)	Consulting Agreement(2)

(6)	Expense Limitation Agreement(2)

(l)	Opinion and Consent of Delaware Counsel(2)

(m)	Not applicable.

(n)	Consent of Independent Registered Public Accounting Firm(2)

(o)	Not applicable.

(p)	Initial Subscription Agreement(2)

(q)	Not applicable.

(r)	(1)	Code of Ethics of Registrant(2)

(2)	Code of Ethics of Adviser(2)

(3)	Code of Ethics of Distributor(2)

(s)	Not applicable.

(t)	Power of Attorney(1)

(1)	Filed herewith.
(2)	To be filed by amendment.

Item 26. Marketing Arrangements

See the Distribution Agreement and the form of the Selected Intermediary Agreement, which are filed as Exhibit (h)(l) and (h)(2), respectively, to this Registration Statement.

Item 27. Other Expenses of Issuance and Distribution

Not applicable.

Item 28. Persons Controlled by or Under Common Control with the Registrant

Not applicable.

Item 29. Number of Holders of Securities

As of [   ], 2026:

Title of class	Number of Record Holders
Shares of Beneficial Ownership for Class S	None
Shares of Beneficial Ownership for Class D	None
Shares of Beneficial Ownership for Class I	[1]

Item 30. Indemnification

Reference is made to Article V, Section 5.3 of the Registrant’s Amended and Restated Declaration of Trust. The Registrant, its Trustees and officers are insured against certain expenses in connection with the defense of claims, demands, actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

See “Management of the Fund” in Part B. The business or other connections of each director and officer of Eldridge Structured Credit Advisers, LLC is currently listed in the investment adviser registration on Form ADV for Eldridge Structured Credit Advisers, LLC (File No. 801-121470) and is incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books, records and documents required pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of:

Eldridge Structured Credit Advisers, LLC, the Registrant’s investment adviser, at 767 Fifth Avenue, New York, NY 10153 (records relating to its functions as investment adviser).

Ultimus Fund Distributors, LLC, the Registrant’s distributor, at 225 Pictoria Drive Suite 450, Cincinnati, OH 45246, USA (records relating to its functions as distributor).

U.S. Bank Trust Company, National Association, the Registrant’s custodian, at 1719 Otis Way, Florence, SC 29501 (records relating to its functions as custodian).

U.S. Bank National Association, the Registrant’s custodian, at 1719 Otis Way, Florence, SC 29501 (records relating to its functions as custodian).

Ultimus Fund Solutions, LLC, the Registrant’s administrator, at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 (relating to its functions as administrator).

Ultimus Fund Solutions, LLC, the Registrant’s transfer agent, at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 (relating to its functions as transfer agent).

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.	Not applicable.

2.	Not applicable.

3.	The Registrant undertakes:

(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2)	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post- effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(3)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

Provided, however, that paragraphs a(1), a(2), and a(3) of this section do not apply if the registration statement is filed pursuant to General Instruction A.2 of this Form and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement

(b)	that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)	that, for the purpose of determining liability under the Securities Act to any purchaser:

(1)	if the Registrant is relying on Rule 430B:

(A)	each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)	each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)	if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)	that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3)	the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	The Registrant undertakes:

(a)	for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b)	for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5.	Not applicable.

6.	Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

7.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York and State of New York, on the 16th day of July, 2026.

ELDRIDGE DYNAMIC INCOME FUND

By:	/s/ Nicholas Sandler
Name:	Nicholas Sandler
Title:	Chief Executive Officer and President

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the 16th day of July, 2026.

By:	/s/ Nicholas Sandler
Name:	Nicholas Sandler
Title:	Chief Executive Officer and President

By:	/s/ Aaron Simkovich
Name:	Aaron Simkovich
Title:	Chief Financial Officer and Treasurer

By:	/s/ Jeffrey Carter Iverson*
Name:	Jeffrey Carter Iverson
Title:	Trustee

By:	/s/ Hal Louis Avidano*
Name:	Hal Louis Avidano
Title:	Trustee

By:	/s/ Alastair Short*
Name:	Alastair Short
Title:	Trustee

By:	/s/ David Silvera*
Name:	David Silvera
Title:	Trustee

*By:	/s/ Nicholas Sandler
Name:	Nicholas Sandler
Title:	Attorney-in-Fact

July 16, 2026

The original power of attorney authorizing Nicholas Sandler, Aaron Simkovich, Meredith Elizabeth Dodd, William Kimme, Viktoriya Pallino, Robert Ott and Joseph Toner to execute the Registration Statement, and any amendments thereto, for the trustees and officers of the Registrant on whose behalf this registration statement is filed, has been executed and is incorporated by reference herein to Item 25, Exhibit (t).

INDEX TO EXHIBITS

(a)	(1)	Certificate of Trust
	(2)	Certificate of Amendment to Certificate of Trust
	(3)	Certificate of Amendment to Certificate of Trust
	(4)	Amended and Restated Agreement and Declaration of Trust
(b)		By-Laws
(t)		Power of Attorney